Filed with the Securities and Exchange Commission on April 26, 2000
Registration No. 333-08853                   Investment Company Act No. 811-8248
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-4
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT Of 1933
                         Post-Effective Amendment No. 4
                                       and
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 Amendment No. 4


         AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                             (CLASS 2 SUB-ACCOUNTS)
                           (Exact Name of Registrant)

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               (Name of Depositor)

                 ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484
              (Address of Depositor's Principal Executive Offices)

                                 (203) 926-1888
                         (Depositor's Telephone Number)

                    M. PRISCILLA PANNELL, CORPORATE SECRETARY
                 One Corporate Drive, Shelton, Connecticut 06484
               (Name and Address of Agent for Service of Process)

                                    Copy To:


                            T. RICHARD KENNEDY, ESQ.
                                GENERAL COUNSEL
              One Corporate Drive, Shelton, CT 06484 (203) 925-6922


                Approximate Date of Proposed Sale to the Public:


     May 1, 2000, OR AS SOON AS PRACTICABLE FOLLOWING THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.


 It is proposed that this filing become effective:  (check appropriate space)
     immediately upon filing pursuant to paragraph (b) of Rule 485
  X  on  May 1, 2000  pursuant to paragraph (b) of Rule 485
     60 days after filing pursuant to paragraph (a) (i) of Rule 485 on ___________pursuant to paragraph (a) (i) of Rule 485
     75 days after filing pursuant to paragraph (a) (ii) of Rule 485 on ______________pursuant to paragraph (a)(ii) of Rule 485
 If appropriate,  check the following box:

     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                          Proposed               Proposed
                                                          Maximum                 Maximum
                                    Amount                Offering              Aggregate               Amount of
        Title of Securities          to be                 Price                 Offering             Registration
          to be Registered        Registered              Per Unit                 Price                   Fee
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American Skandia Life Assurance
Corporation Annuity Contracts      Indefinite*            Indefinite*                                       $0
====================================================================================================================================

          *Pursuant to Rule 24f-2 of the Investment Company Act of 1940
*The Prospectus contained in this Registration Statement also relates to annuity contracts no longer being sold but for which additional Purchase Payments are accepted and which are covered by earlier Registration Statement File Number 33-56770.
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Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 of the Investment Company Act of 1940. The Rule 24f-2 Notice for Registrant's fiscal year 1999 was filed within 90 days of the close of the fiscal year.
CHC2
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                  CROSS REFERENCE SHEET PURSUANT TO RULE 495(a)

              N-4 Item No.                                                                                        Prospectus Heading

1.            Cover Page                                                                                                  Cover Page

2.            Definitions                                                                                          Glossary of Terms

3.            Synopsis or Highlights                                               What are Some of the Key Features of the Annuity?
                                                                                               Summary of Contract, Fees and Charges

4.            Condensed Financial Information                                                  Condensed Financial Information About
                                                                                                                 Separate Accoount B

5.            General Description of Registrant, Depositor                                                  Who Is American Skandia?
              and Portfolio Companies                                                                    What Are Separate Accounts?

6.            Deductions                                                                        Investment Options, Fees and Charges

7.            General Description of Variable Annuity Contracts                                 Purchasing Your Annuity, Why Would I
                                                                                                    Choose to Purchase this Annuity?
                                                                                  What  are Some of the Key Features of the Annuity?

8.            Annuity Period                                                                            Managing Your Account Value,
                                                                                                             Access to Account Value

9.            Death Benefit                                                         What Triggers  the Payment of a  Death  Benefit?
                                                                       What Options are Available to my  Beneficiary  upon my Death?
                                                                                            When Do You Determine the Death Benefit?

10.           Purchases and Contract Value                                                               Managing Your Account Value

11.           Redemptions                                                           Access to Account Value, Valuing Your Investment

12.           Taxes                                                                                               Tax Considerations

13.           Legal Proceedings                                                                                    Legal Proceedings

14.           Table of Contents of the Statement of Additional Information                                     Available Information


                                                                                                                         SAI Heading

15.           Cover Page                                                                         Statement of Additional Information

16.           Table of Contents                                                                                    Table of Contents

17.           General Information and History                                             General Information About American Skandia

18.           Services                                                                                          Independent Auditors

19.           Purchase of Securities Being Offered                                           Noted in Prospectus under Managing Your
                                                                                                                       Account Value

20.           Underwriters                                                                        Principal Underwriter/Distribution

                                                          (Continued)


                                         CROSS REFERENCE SHEET PURSUANT TO RULE 495(a)

              N-4 Item No.                                                                                              SAI Headings

21.           Calculation of Performance Data                                                     How Performance Data is Calculated

22.           Annuity Payments                                                     Noted in Prospectus under Access to Account Value

23.           Financial Statements                                                                                        Appendix A


                                                                                                                      Part C Heading

24.           Financial Statements and Exhibits                                                                 Financial Statements
                                                                                                                        and Exhibits

25.           Directors and Officers of the Depositor                                            Noted in Prospectus under Executive
                                                                                                              Officers and Directors

26.           Persons Controlled by or Under                                                                Persons Controlled By or
              Common Control with the                                                                  Under Common Control with the
              Depositor or Registrant                                                                        Depositor or Registrant

27.           Number of Contractowners                                                                      Number of Contractowners

28.           Indemnification                                                                                        Indemnification

29.           Principal Underwriters                                                                          Principal Underwriters

30.           Location of Accounts and Records                                                                  Location of Accounts
                                                                                                                         and Records

31.           Management Services                                                                                Management Services

32.           Undertakings                                                                                              Undertakings





                                     AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                 One Corporate Drive, Shelton, Connecticut 06484


This Prospectus describes Advisors Choice(R) 2000, a flexible premium deferred annuity (the "Annuity") offered by American Skandia Life Assurance Corporation ("we", "our" or "us"). The Annuity may be offered as an individual annuity contract or as an interest in a group annuity. This Prospectus describes the important features of the Annuity and what you should consider before purchasing the Annuity. We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described on page 49. The Annuity or certain of its investment options and/or features may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and/or regulations. Certain terms are capitalized in this prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.


WHY WOULD I CHOOSE TO PURCHASE THIS ANNUITY?

This Annuity is frequently used for retirement planning. It may be used as an investment vehicle for an IRA, SEP-IRA, Roth IRA, Section 401(a) plans (defined benefit plans and defined contribution plans such as 401(k), profit sharing and money purchase plans) or Tax Sheltered Annuity (or 403(b)). It may also be used for other purposes that are not "qualified" investments. The Annuity allows you to invest your money in a number of variable investment options as well as in one or more fixed investment options. You are not taxed on any investment gains the Annuity earns until you make a withdrawal from the Annuity or begin to receive annuity payments. This feature, referred to as "tax-deferral", can be beneficial to the growth of your Account Value because money that would otherwise be needed to pay taxes on investment gains each year remains invested and can earn additional money. However, because the Annuity is designed for long-term retirement savings, a 10% penalty tax may be applied on withdrawals you make before you reach age 59 1/2.

WHAT ARE SOME OF THE KEY FEATURES OF THE ANNUITY?
|X| The Annuity is a "flexible premium deferred annuity." It is called "flexible premium" because you have considerable flexibility in the timing and amount of premium payments. Generally, investors "defer" receiving annuity payments until after an accumulation period.

|X| This Annuity offers both variable and fixed investment options. If you allocate your Account Value to variable investment options, the value of your Annuity will vary daily to reflect the investment performance of the underlying investment options. Fixed investment options of different durations are offered that are guaranteed by us, but may have a Market Value Adjustment.


|X| The Annuity features two distinct phases - the accumulation period and the payout period. During the accumulation period your Account Value is allocated to one or more underlying investment options. The variable investment options, each a Class 2 Sub-account of American Skandia Life Assurance Corporation Variable Account B, invest in an underlying mutual fund portfolio. Currently, portfolios of the following underlying mutual funds are being offered: American Skandia Trust, The Alger American Fund, Montgomery Variable Series, Wells Fargo Variable Trust, Rydex Variable Trust, INVESCO Variable Investment Funds, Inc., Evergreen Variable Annuity Trust and ProFund VP.

|X| During the payout period, commonly called "annuitization," you can elect to receive annuity payments (1) for life; (2) for life with a guaranteed minimum number of payments; (3) based on joint lives; (4) for a guaranteed number of payments; or other options we may make available.


|X| The Annuity provides an additional 1% credit on Purchase Payments made within the first year and may provide certain additional benefits if your Account Value has not reached a Target Value on its 10th anniversary.

|X| This Annuity offers a basic Death Benefit. It also offers two Optional Death Benefits that provide an enhanced level of protection for your beneficiary(ies) for an additional charge.

|X|    There  is  no   Contingent   Deferred   Sales  Charge  on  surrenders  or
       withdrawals. You can withdraw Account Value from your Annuity free of any charges.

|X| Transfers between investment options are tax-free. You may make twelve transfers each year free of charge. We also offer several programs that enable you to manage your Account Value as your financial needs and investment performance change.

|X| This Annuity is designed for use in connection with investment advisory services provided by an Advisor.

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These annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in this annuity involves certain investment risks, including possible loss of principal.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. PLEASE READ THIS PROSPECTUS AND THE CURRENT PROSPECTUS FOR THE UNDERLYING MUTUAL FUNDS. KEEP THEM FOR FUTURE REFERENCE.
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                  FOR FURTHER INFORMATION CALL 1-800-752-6342.
Prospectus Dated: May 1, 2000
Statement of Additional Information Dated: May 1, 2000
CH2-PROS- (05/2000)                                                   CHOICE2000

HOW DO I PURCHASE THIS ANNUITY?

We sell the Annuity through licensed, registered financial professionals. The Annuity may also be purchase directly from us. We may require satisfactory evidence that you have engaged the services of an Advisor. You must complete an application and submit a minimum initial purchase payment of $10,000. We may allow you to make a lower initial purchase payment provided that the purchase payments received in the first Annuity Year total at least $10,000. There is no age restriction to purchase the Annuity. However, the basic Death Benefit provides greater protection for persons under age 85.


================================================================================
American Skandia offers several different annuities which your financial professional may be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the annuity. The different features and benefits include variations in death benefit protection, the ability to access your annuity's account value and the charges that you will be subject to if you choose to surrender the annuity. The fees and charges may also be different between each annuity.

================================================================================

If you are purchasing the Annuity as a replacement for existing variable annuity or variable life coverage, you should consider any surrender or penalty charges you may incur when replacing your existing coverage.

Trustees of qualified retirement plans considering using this Annuity as a funding vehicle for such plans should consult with counsel when evaluating the annuity's benefits and costs. In addition, if you are purchasing this Annuity as an Individual Retirement Annuity or Tax Sheltered Annuity, you should discuss with your financial professional how the benefits and costs of this annuity will fit within your overall financial plan.

                               Mailing Addresses:

                   New Business/Additional Purchase Payments:

                   American Skandia Life Assurance Corporation
                                  P.O. Box 7040
                            Bridgeport, CT 06601-7040

                               Exchange Paperwork:

                   American Skandia Life Assurance Corporation
                                  P.O. Box 7039
                            Bridgeport, CT 06601-7039

                            All other correspondence:

                   American Skandia Life Assurance Corporation
                                  P.O. Box 7038
                            Bridgeport, CT 06601-7038

                             Express/Overnight Mail:

                   American Skandia Life Assurance Corporation
                              Three Corporate Drive
                                Shelton, CT 06484

TABLE OF CONTENTS

GLOSSARY OF TERMS..................................................................................................................5

SUMMARY OF CONTRACT FEES AND CHARGES...............................................................................................6

EXPENSE EXAMPLES...................................................................................................................9

INVESTMENT OPTIONS................................................................................................................12

   WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?.............................................................12
   WHAT ARE THE FIXED INVESTMENT OPTIONS?.........................................................................................21

FEES AND CHARGES..................................................................................................................21

   WHAT ARE THE CONTRACT FEES AND CHARGES?........................................................................................21
   WHAT CHARGES APPLY SOLELY TO THE VARIABLE INVESTMENT OPTIONS?..................................................................22
   WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?...................................................................................22
   WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYOUT?..............................................................................22

PURCHASING YOUR ANNUITY...........................................................................................................22

   WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?..........................................................................22

MANAGING YOUR ANNUITY.............................................................................................................23

   MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?................................................................23
   MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?..................................................................................23
   MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?.......................................................................................24
   MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?...................................................................24
   MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?...............................................................24

MANAGING YOUR ACCOUNT VALUE.......................................................................................................24

   HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?...................................................................................24
   ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?.....................................................24
   DO YOU OFFER DOLLAR COST AVERAGING?............................................................................................25
   DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?...............................................................................25
   DO YOU OFFER A PROGRAM TO BALANCE FIXED AND VARIABLE INVESTMENTS?..............................................................25
   MAY I AUTHORIZE MY FINANCIAL REPRESENTATIVE TO MANAGE MY ACCOUNT?..............................................................26
   HOW DO THE FIXED INVESTMENT OPTIONS WORK?......................................................................................26
   HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?..............................................................................26
   HOW DOES THE MARKET VALUE ADJUSTMENT WORK?.....................................................................................26
   WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?.................................................................................27

AMERICAN SKANDIA'S PERFORMANCE ADVANTAGE..........................................................................................27


ACCESS TO ACCOUNT VALUE...........................................................................................................29

   WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?...............................................................................29
   ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?..................................................................................29
   CAN I WITHDRAW A PORTION OF MY ANNUITY?........................................................................................29
   CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION PERIOD?...............................................29
   DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(T) OF THE INTERNAL REVENUE CODE?.......................................30
   WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?.............................................................30
   CAN I SURRENDER MY ANNUITY FOR ITS VALUE?......................................................................................30
   WHAT TYPES OF ANNUITY PAYMENT OPTIONS ARE AVAILABLE UPON ANNUITIZATION?........................................................30
   HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?...........................................................................31
   HOW ARE ANNUITY PAYMENTS CALCULATED?...........................................................................................31

DEATH BENEFIT.....................................................................................................................31

   WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?..................................................................................31
   DEATH BENEFIT OPTIONS..........................................................................................................31

VALUING YOUR INVESTMENT...........................................................................................................34

   HOW IS MY ACCOUNT VALUE DETERMINED?............................................................................................34
   WHAT IS THE SURRENDER VALUE OF MY ANNUITY?.....................................................................................34
   HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?....................................................................................34
   HOW DO YOU VALUE FIXED ALLOCATIONS?............................................................................................35
   WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?....................................................................................35

TAX CONSIDERATIONS................................................................................................................35

   WHAT ARE SOME OF THE FEDERAL TAX CONSIDERATIONS OF THIS ANNUITY?...............................................................35
   HOW ARE AMERICAN SKANDIA AND THE SEPARATE ACCOUNTS TAXED?......................................................................35
   IN GENERAL, HOW ARE ANNUITIES TAXED?...........................................................................................35
   HOW ARE DISTRIBUTIONS TAXED?...................................................................................................36
   WHAT TAX CONSIDERATIONS ARE THERE FOR TAX-QUALIFIED RETIREMENT PLANS OR QUALIFIED CONTRACTS?...................................38
   HOW ARE DISTRIBUTIONS FROM QUALIFIED CONTRACTS TAXED?..........................................................................39
   GENERAL TAX CONSIDERATIONS.....................................................................................................39

GENERAL INFORMATION...............................................................................................................40

   HOW WILL I RECEIVE STATEMENTS AND REPORTS?.....................................................................................40
   WHO IS AMERICAN SKANDIA?.......................................................................................................41
   WHAT ARE SEPARATE ACCOUNTS?....................................................................................................41
   WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?...........................................................................42
   WHO DISTRIBUTES ANNUITIES OFFERED BY AMERICAN SKANDIA?.........................................................................42
   AVAILABLE INFORMATION..........................................................................................................44
   INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE................................................................................44
   HOW TO CONTACT US..............................................................................................................44
   INDEMNIFICATION................................................................................................................45
   LEGAL PROCEEDINGS..............................................................................................................45
   EXECUTIVE OFFICERS AND DIRECTORS.....................................................................
   CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION............................................................................51

APPENDIX A - FINANCIAL INFORMATION ABOUT AMERICAN SKANDIA..........................................................................1


APPENDIX B - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B..............................................................1


APPENDIX C-1 -ADVISOR'S CHOICE PRIOR CONTRACT......................................................................................1


APPENDIX C-2 -ADVISOR'S DESIGN PRIOR CONTRACT......................................................................................3

                                GLOSSARY OF TERMS

Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

Account Value: The value of each allocation to a Sub-account or a Fixed Allocation prior to the Annuity Date, plus any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Annual Maintenance Fee. The Account Value includes any additional amounts we applied to your Purchase Payments that we are entitled to recover upon surrender of your Annuity. The Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine Account Value for your entire Annuity. The Account Value of each Fixed Allocation on other than its Maturity Date may be calculated using a market value adjustment.

Advisor: A person or entity which:
|X| is registered under the Investment Advisers Act of 1940, as amended, and, where applicable, under equivalent state law or regulation regarding the registration of investment advisors; or
|X|  may  provide   investment   advisory  services  but  is  exempt  from  such
     registration.

Annuity Date: The date you choose for annuity payments to commence. There may be a maximum Annuity Date in certain states.

Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

Code: The Internal Revenue Code of 1986, as amended from time to time.

Fixed Allocation: An allocation of Account Value that is to be credited a fixed rate of interest for a specified Guarantee Period during the accumulation period.

Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.

Interim Value: As of any particular date, the initial value allocated to the Fixed Allocation plus all interest credited to the Fixed Allocation as of the date calculated, less any transfers or withdrawals from the Fixed Allocation.

Issue Date: The effective date of your Annuity.

MVA: A market value adjustment used in the determination of Account Value of each Fixed Allocation on a day other than such Fixed Allocation's Maturity Date.

Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.

Surrender Value: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus the Annual Maintenance Fee and any additional amounts we applied to your Purchase Payments that we are entitled to recover upon surrender of your Annuity. There is no Contingent Deferred Sales Charge upon surrender.

Unit: A measure used to calculate your Account Value in a Sub-account during the accumulation period.

Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

SUMMARY OF CONTRACT FEES AND CHARGES

Below is a summary of the fees and expenses we charge for the Annuity. Some charges are assessed against your Annuity while others are assessed against assets allocated to the variable investment options. The charges that are assessed against the Annuity include the Annual Maintenance Fee, Transfer Fee and the Tax Charge. The charge that is assessed against the variable investment options is the Insurance Charge, which is the combination of a mortality and expense risk charge and a charge for administration of the Annuity. Each underlying mutual fund portfolio assesses a charge for investment management and for other expenses. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying funds. In certain states, a premium tax charge may be applicable. All of these fees and expenses are described in more detail within this Prospectus.

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                            Your Transaction Expenses

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------------------------------- ----------------------------------------------------------------- ----------------------------------
                                                        Amount Deducted/
         Fee/Expense                                 Description Of Charge                                    When Deducted

------------------------------- ----------------------------------------------------------------- ----------------------------------
------------------------------- ----------------------------------------------------------------- ----------------------------------
Contingent Deferred Sales                                                                            There is no Contingent Deferred
Charge                                                   Not Applicable                         Sales Charge deducted upon surrender
The charge is a percentage of                                                                             or partial withdrawal
each applicable purchase
payment
------------------------------- ----------------------------------------------------------------- ----------------------------------
------------------------------- ----------------------------------------------------------------- ----------------------------------
Annual Maintenance Fee                       Smaller of $35 or 2% of Account Value                     Annually on the contract's
                                      (Only applicable if Account Value is under $50,000)         anniversary date or upon surrender
------------------------------- ----------------------------------------------------------------- ----------------------------------
Transfer Fee                                                 $10.00                             After the 12th transfer each annuity
                                                                                                                  year

------------------------------- ----------------------------------------------------------------- ----------------------------------
------------------------------- ----------------------------------------------------------------- ----------------------------------
Tax Charge                         Depends on the requirements of the applicable jurisdiction                    Various

------------------------------- ----------------------------------------------------------------- ----------------------------------


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                                                  Annual Expenses of the Sub-Accounts
                                 (as a percentage of the average daily net assets of the Sub-accounts)
------------------------------- ----------------------------------------------------------------- ----------------------------------
Mortality & Expense Risk
Charge                                                       0.50%
                                                                                                                  Daily

Administration Charge                                        0.15%

Total  Annual  Expenses of the          0.65% per year of the value of each Sub-account              Applies to Variable Investment
Sub-accounts*                                                                                                 Options only
------------------------------- ----------------------------------------------------------------- ----------------------------------
* The  combination of the Mortality and Expense Risk Charges and  Administration
Charge is referred to as the "Insurance  Charge"  elsewhere in this  prospectus.
Prior to July 1, 1994,  total annual  expenses for Class 2  Sub-accounts  of the
Separate Account were 1.90%,  including an investment  allocation service charge of 1.00% and 0.90% for what we now refer to as the "Insurance Charge." Effective
July 1, 1994, we no longer  deducted the investment  allocation  service charge;
total annual  expenses  were then 0.90%.  Effective  May 1, 1998,  the Insurance
Charge was further reduced to 0.65%.

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                                Optional Benefits

We offer two different Optional Death Benefits that provide an enhanced level of protection for your beneficiary(ies). Please refer to the section entitled "Death Benefit" for a complete discussion of the Optional Death Benefits we offer.

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---------------------------------------------- -------------------------------------------- ----------------------------------------

            Death Benefit Option                 Death Benefit equal to the greater of:            Additional Charge (annually)
---------------------------------------------- -------------------------------------------- ----------------------------------------
---------------------------------------------- -------------------------------------------- ----------------------------------------
                                               1.   Account Value (no MVA)
                                               2.   Sum of Purchase Payments minus
                  OPTION 1                          the proportional impact of                  0.30% of the current Death Benefit
                                                    withdrawals increasing at 5.0%
                                                    annually
                                               3.   Highest Anniversary Value

---------------------------------------------- -------------------------------------------- ----------------------------------------
---------------------------------------------- -------------------------------------------- ----------------------------------------
                                               1.   Account Value (no MVA)
                                               2.   Sum of Purchase Payments minus
                  OPTION 2                          the proportional impact of                  0.50% of the current Death Benefit
                                                    withdrawals increasing at 7.2%
                                                    annually
                                               3.   Highest Anniversary Value

---------------------------------------------- -------------------------------------------- ----------------------------------------

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                                           Underlying Mutual Fund Portfolio Annual Expenses
                               (as a percentage of the average net assets of the underlying Portfolios)
------------------------------------------------------------------------------------------------------------------------------------


Below are the investment management fee, other expenses, and the total annual expenses for each underlying Portfolio as of December 31, 1999. The total annual expenses are the sum of the investment management fee, other expenses and any 12b-1 fees. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. For certain of the underlying Portfolios, a portion of the management fee is being waived and/or other expenses are being partially reimbursed. "N/A" indicates that no portion of the management fee and/or other expenses is being waived and/or reimbursed. Any footnotes about expenses appear after the list of all the portfolios. Those portfolios whose name includes the prefix "AST" are portfolios of American Skandia Trust. The underlying mutual fund portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details.

------------------------------------------------- --------------- ------------- -------------- ------------- ------------ ----------
                                                    Management     Other          Estimated    Total Annual   Fee          Net
                                                       Fees         Expenses    Distribution    Portfolio    Waivers       Annual
              UNDERLYING PORTFOLIO                                               and Service    Operating    and           Fund
                                                                                   (12b-1)       Expenses    Expense       Operating
                                                                                  Fees (1)                   Reimbursement  Expenses

------------------------------------------------- --------------- ------------- -------------- ------------- ------------ ----------
American Skandia Trust:

  AST Founders Passport                               1.00%          0.29%          0.00%         1.29%          N/A         1.29%
  AST AIM International Equity                        0.87%          0.31%          0.04%         1.22%          N/A         1.22%
  AST Janus Overseas Growth                           1.00%          0.23%          0.02%         1.25%          N/A         1.25%
  AST American Century International Growth           1.00%          0.50%          0.00%         1.50%          N/A         1.50%
  AST American Century International Growth II        1.00%          0.26%          0.02%         1.28%          N/A         1.28%
  AST MFS Global Equity (3)                           1.00%          1.11%          0.00%         2.11%         0.36%        1.75%
  AST Janus Small-Cap Growth                          0.90%          0.18%          0.01%         1.09%          N/A         1.09%
  AST Kemper Small-Cap Growth                         0.95%          0.19%          0.03%         1.17%          N/A         1.17%
  AST Lord Abbett Small Cap Value                     0.95%          0.29%          0.00%         1.24%          N/A         1.24%
  AST T. Rowe Price Small Company Value               0.90%          0.21%          0.00%         1.11%          N/A         1.11%
  AST Janus Mid-Cap Growth (4)                        1.00%          0.22%          0.04%         1.26%          N/A         1.26%
  AST Neuberger Berman Mid-Cap Growth                 0.90%          0.23%          0.04%         1.17%          N/A         1.17%
  AST Neuberger Berman Mid-Cap Value                  0.90%          0.23%          0.12%         1.25%          N/A         1.25%
  AST Alger All-Cap Growth(5)                         0.95%          0.22%          0.06%         1.23%          N/A         1.23%
  AST T. Rowe Price Natural Resources                 0.90%          0.26%          0.01%         1.17%          N/A         1.17%
  AST Alliance Growth                                 0.90%          0.21%          0.00%         1.11%          N/A         1.11%
  AST MFS Growth (3)                                  0.90%          0.45%          0.00%         1.35%          N/A         1.35%
  AST Marsico Capital Growth                          0.90%          0.18%          0.04%         1.12%          N/A         1.12%
  AST JanCap Growth                                   0.90%          0.14%          0.01%         1.05%         0.04%        1.01%
  AST Sanford Bernstein Managed Index 500             0.60%          0.19%          0.00%         0.79%          N/A         0.79%
  AST Cohen & Steers Realty                           1.00%          0.27%          0.02%         1.29%          N/A         1.29%
  AST American Century Income & Growth                0.75%          0.23%          0.00%         0.98%          N/A         0.98%
  AST Alliance Growth and Income                      0.75%          0.18%          0.08%         1.01%         0.01%        1.00%
  AST MFS Growth with Income (3)                      0.90%          0.33%          0.00%         1.23%          N/A         1.23%
  AST INVESCO Equity Income                           0.75%          0.18%          0.04%         0.97%          N/A         0.97%
  AST AIM Balanced                                    0.74%          0.26%          0.02%         1.02%          N/A         1.02%
  AST American Century Strategic Balanced             0.85%          0.25%          0.00%         1.10%          N/A         1.10%
  AST T. Rowe Price Asset Allocation                  0.85%          0.22%          0.00%         1.07%          N/A         1.07%
  AST T. Rowe Price Global Bond                       0.80%          0.31%          0.00%         1.11%          N/A         1.11%
  AST Federated High Yield                            0.75%          0.19%          0.00%         0.94%          N/A         0.94%
  AST PIMCO Total Return Bond                         0.65%          0.17%          0.00%         0.82%          N/A         0.82%
  AST PIMCO Limited Maturity Bond                     0.65%          0.21%          0.00%         0.86%          N/A         0.86%
  AST Money Market                                    0.50%          0.15%          0.00%         0.65%         0.05%        0.60%

The Alger  American Fund:

  Growth                                              0.75%          0.04%            N/A         0.79%         0.00%        0.79%
  MidCap Growth                                       0.80%          0.05%            N/A         0.85%         0.00%        0.85%

Montgomery Variable Series:

  Emerging Markets                                    1.25%          0.50%            N/A         1.75%         0.00%        1.75%
------------------------------------------------- --------------- ------------- -------------- ------------- ------------ ----------

------------------------------------------------- --------------- ------------- -------------- ------------- ------------ ----------
                                                    Management     Other          Estimated    Total Annual   Fee          Net
                                                       Fees         Expenses    Distribution    Portfolio    Waivers       Annual
              UNDERLYING PORTFOLIO                                               and Service    Operating    and           Fund
                                                                                   (12b-1)       Expenses    Expense       Operating
                                                                                  Fees (1)                   Reimbursement  Expenses

------------------------------------------------- --------------- ------------- -------------- ------------- ------------ ----------
Wells Fargo Variable Trust:

  Equity Value                                         0.55%         0.37%          0.25%          1.17%         0.17%        1.00%

Rydex Variable Trust:

  Nova                                                 0.75%         0.80%           None          1.55%         0.00%        1.55%
  Ursa                                                 0.90%         0.83%           None          1.73%         0.00%        1.73%
  OTC                                                  0.75%         0.80%           None          1.55%         0.00%        1.55%

INVESCO Variable Investment Funds, Inc.:

  Technology                                           0.75%         0.78%           None          1.53%         0.21%        1.32%
  Health Sciences                                      0.75%         2.11%           None          2.86%         1.37%        1.49%
  Financial Services                                   0.75%         1.75%           None          2.50%         1.09%        1.41%
  Telecommunications                                   0.75%         0.55%           None          1.30%         0.02%        1.28%
  Dynamics                                             0.75%         1.53%           None          2.28%         0.99%        1.29%

Evergreen Variable Annuity Trust:

  Global Leaders (6)                                   0.95%         0.25%            N/A          1.20%         0.19%        1.01%
  Special Equity (6)                                   1.36%         2.35%            N/A          3.71%         2.68%        1.03%

ProFund VP:

  Europe 30                                            0.75%         1.39%           0.25%         2.39%         0.61%        1.78%
  UltraSmall-Cap                                       1.53%         1.53%           0.25%         2.53%         0.83%        1.70%
  UltraOTC                                             0.75%         0.97%           0.25%         1.97%         0.32%        1.65%
------------------------------------------------- --------------- ------------- -------------- ------------- ------------ ----------

1 American Skandia Trust (the "Trust") adopted a Distribution Plan (the "Distribution Plan") under Rule 12b-1 of the Investment Company Act of 1940 to permit an affiliate of the Trust's Investment Manager to receive brokerage commissions in connection with purchases and sales of securities held by Portfolios of the Trust, and to use these commissions to promote the sale of shares of such Portfolios. The staff of the Securities and Exchange Commission takes the position that commission amounts received under the Distribution Plan should be reflected as distribution expenses of the Portfolios. The Portfolios would pay the same or comparable commission amounts irrespective of the Distribution Plan; accordingly, total returns for the Portfolios are not expected to be adversely affected. The Distribution Fee estimates are derived from data regarding each Portfolio's brokerage transactions, and the proportions of such transactions directed to selling dealers, for the period ended December 31, 1999. However, it is not possible to determine with accuracy actual amounts that will be received under the Distribution Plan. Such amounts will vary based upon the level of a Portfolio's brokerage activity, the proportion of such activity directed under the Distribution Plan, and other factors.
2 The Investment Manager of American Skandia Trust has agreed to reimburse and/or waive fees for certain Portfolios until at least October 17, 2000. The caption "Total Annual Fund Operating Expenses" reflects the Portfolios' fees and expenses before such waivers and reimbursements, while the caption "Net Annual Fund Operating Expenses" reflects the effect of such waivers and reimbursements.
3 These Portfolios commenced operations on October 18, 1999. "Other Expenses" are based on estimated amounts for the fiscal year ending December 31, 2000.
4 This Portfolio commenced operations on May 1, 2000. "Other Expenses" are based on estimated amounts for the fiscal year ending December 31, 2000.
5 This Portfolio commenced operations as of December 30, 1999. "Other Expenses" shown are based on estimated amounts for the fiscal year ending December 31, 2000.
6 These portfolios commenced operations on September 30, 1999. Expenses have been estimated based upon current fund contracts.

EXPENSE EXAMPLES

These examples are designed to assist you in understanding the various costs and expenses you will incur with the Annuity over certain periods of time based on specific assumptions. The examples reflect expenses of our Sub-accounts, as well as those of the underlying mutual fund portfolios. The Securities and Exchange Commission ("SEC") requires these examples.

The examples shown assume that: (a) you only allocate Account Value in the Sub-accounts; (b) fees and expenses remain constant; (c) you make no withdrawals of Account Value during the period shown; (d) you make no transfers, withdrawals, surrender or other transaction that we charge a fee during the period shown; (e) no tax charge applies; (f) when deducted, the $35 Annual Maintenance Fee is represented as a .15% charge based on our assumed average contract size; and (g) the expenses throughout the period for the underlying mutual fund portfolios will be the "Net Annual Fund Operating Expenses," as shown above in the section entitled "Underlying Mutual Fund Portfolio Annual Expenses." The examples do not reflect the charge for any optional benefits that may be offered under the Annuity. The examples do not reflect the impact of any Target Value Credits that may be applied to Purchase Payments within the first Annuity Year.

THE  EXAMPLES  ARE  ILLUSTRATIVE   ONLY  -  THEY  SHOULD  NOT  BE  CONSIDERED  A
REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS - ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Expense Examples
                                                 (amounts shown are rounded to the nearest dollar)
------------------------------------------------------------------------------------------------------------------------------------

                                        ------------------------------------------- -- -------------------------------------------
                                         If your initial  Purchase Payment is at            If your  initial  Purchase  Payment  is
                                         least $50,000 and at the beginning of              below $50,000 and at the beginning of
                                         each Annuity Year your Account Value              each Annuity Year your Account Value is
                                         is $50,000 or higher, so that the                  below $50,000, so that the maintenance
                                         maintenance fee does not apply:                    fee applies:


                                         ------------------------------------------- -- -------------------------------------------


                                            After:                                        After:
------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------- --------- ---------- --------- ---------- --- --------- ---------- ---------- ---------
Sub-Account:                                 1 Year    3 Years    5 Years   10 Years       1 Year    3 Years    5 Years    10 Years
-------------------------------------------- --------- ---------- --------- ---------- --- --------- ---------- ---------- ---------
AST Founders Passport 2                         21        66        112        240            20        62         106        228
AST AIM International Equity 2                  21        64        109        235            19        59         102        220
AST Janus Overseas Growth 2                     21        65        111        238            19        60         103        223
AST American Century International Growth 2     24        73        124        263            22        68         116        249
AST American Century  International  Growth     21        65        112        239            20        61         105        227
II 2

AST MFS Global Equity 2                         26        80        136        288            25        76         129        275
AST Janus Small-Cap Growth 2                    19        59        102        219            18        55         95         207
AST Kemper Small-Cap Growth 2                   20        62        107        229            19        58         99         215
AST Lord Abbett Small Cap Value 2               21        65        110        237            19        60         103        222
AST T. Rowe Price Small Company Value 2         20        61        104        222            18        56         96         208
AST Janus Mid-Cap Growth 2                      21        65        111        239            19        60         104        224
AST Neuberger Berman Mid-Cap Growth 2           20        62        107        229            19        58         99         215
AST Neuberger Berman Mid-Cap Value 2            21        65        111        238            19        60         103        223
AST Alger All-Cap Growth 2                      21        64        110        236            19        60         102        221
AST T. Rowe Price Natural Resources 2           20        62        107        229            19        58         99         215
AST Alliance Growth 2                           20        61        104        222            18        56         96         208
AST MFS Growth 2                                22        68        116        248            20        63         108        233
AST Marsico Capital Growth 2                    20        61        104        223            18        56         96         208
AST JanCap Growth 2                             19        57         98        211            17        53         91         198
AST Sanford Bernstein Managed Index 500 2       16        50         86        186            15        46         79         173
AST Cohen & Steers Realty 2                     21        66        112        240            20        62         106        228
AST American Century Income & Growth 2          18        56         96        207            17        51         89         194
AST Alliance Growth and Income 2                18        56         97        209            17        52         90         197
AST MFS Growth with Income 2                    21        64        110        236            19        60         102        221
AST INVESCO Equity Income 2                     18        55         96        207            16        51         88         193
AST AIM Balanced 2                              19        58         99        212            17        53         91         198
AST American Century Strategic Balanced 2       20        60        103        221            18        56         96         208
AST T. Rowe Price Asset Allocation 2            19        59        101        218            18        55         94         204
AST T. Rowe Price Global Bond 2                 20        61        104        222            18        56         96         208
AST Federated High Yield 2                      18        55         95        204            16        50         87         189
AST PIMCO Total Return Bond 2                   17        51         88        190            15        47         80         177
AST PIMCO Limited Maturity Bond 2               17        52         90        195            15        48         83         181
AST Money Market 2                              14        44         76        165            13        40         69         152

AA Growth 2                                     16        50         86        186            15        46         79         173
AA MidCap Growth 2                              17        52         90        194            15        48         82         180

MV Emerging Markets 2                           26        80        136        288            25        76         129        275

WFVT Equity Value 2                             18        56         97        209            17        52         90         197

-------------------------------------------- --------- ---------- --------- ---------- --- --------- ---------- ---------- ---------


                                            After:                                        After:
-------------------------------------------- --------- ---------- --------- ---------- --- --------- ---------- ---------- ---------
Sub-Account:                                 1 Year    3 Years    5 Years   10 Years       1 Year    3 Years    5 Years    10 Years
-------------------------------------------- --------- ---------- --------- ---------- --- --------- ---------- ---------- ---------
Rydex Nova 2                                    24        74        126        268            23        70         119        254
Rydex Ursa 2                                    26        79        135        286            25        75         128        273
Rydex OTC 2                                     24        74        126        268            23        70         119        254

INVESCO VIF Technology 2                        22        67        115        245            20        62         107        231
INVESCO VIF Health Sciences 2                   23        72        123        262            22        68         115        248
INVESCO VIF Financial Services 2                23        70        119        254            21        65         111        239
INVESCO VIF Telecommunications 2                21        65        112        239            20        61         105        227
INVESCO VIF Dynamics 2                          21        66        112        240            20        62         106        228

Evergreen VA Global Leaders 2                   19        57         98        211            17        53         91         198
Evergreen VA Special Equity 2                   19        58         99        213            17        53         92         199

ProFund VP Europe 30 2                          26        81        138        291            25        77         131        278
ProFund VP UltraSmall-Cap 2                     25        78        134        283            24        74         127        270
ProFund VP UltraOTC 2                           25        77        131        278            24        73         124        265
-------------------------------------------- --------- ---------- --------- ---------- --- -------- ---------- ---------- ----------

INVESTMENT OPTIONS

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?


Each variable investment option is a Class 2 Sub-account of American Skandia Life Assurance Corporation Variable Account B (see "What are Separate Accounts" for more detailed information.) Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The following chart classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a short description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying mutual fund portfolio will meet its investment objective.


The name of the advisor/sub-advisor for each Portfolio appears next to the description. Those portfolios whose name includes the prefix "AST" are portfolios of American Skandia Trust. The investment manager for AST is American Skandia Investment Services, Inc. ("ASISI"), an affiliated company. However, a sub-advisor, as noted below, is engaged to conduct day-to-day investment decisions.


Some of the Portfolios available as Sub-accounts under the Annuity are managed by the same portfolio advisor or sub-advisor as a retail mutual fund that the Portfolio may have been modeled after at the Portfolio's inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the funds may be substantially similar, the actual investments made by the funds will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds.

================================================================================
Effective January 19, 2000, the AST Janus Small-Cap Growth portfolio is no longer offered as a Sub-account under the Annuity. Owners of Contracts issued on or before January 18, 2000 may not allocate additional Account Value or make transfers into the AST Janus Small-Cap Growth Sub-account, except that, Owners who had previously elected a bank drafting, dollar cost averaging, asset allocation and/or rebalancing program will be allowed to continue. However, no changes involving the AST Janus Small-Cap Growth Sub-account may be made to such programs.

Effective March 1, 2000, the AST Janus Overseas Growth portfolio is no longer offered as a Sub-account under the Annuity, except as noted below. Owners of Contracts issued on or before February 29, 2000 with Account Value allocated to the AST Janus Overseas Growth Sub-account may continue to allocate Account Value and make transfers into the AST Janus Overseas Growth Sub-account, including any bank drafting, dollar cost averaging, asset allocation and rebalancing programs. Contracts issued on or after March 1, 2000 will not be allowed to allocate Account Value to the AST Janus Overseas Growth Sub-account.

The Portfolios may be offered as a Sub-account to Contract Owners at some future date; however, at the present time, American Skandia has no intention to do so.

================================================================================


Please refer to Appendix B for certain required financial information related to the historical performance of the Sub-accounts.


------------------------------  ----------------------------------------------------------------------------------------------------
                                                                                                  PORTFOLIO
            STYLE/                          INVESTMENT OBJECTIVES/POLICIES                         ADVISOR/
             TYPE                                                                                SUB-ADVISOR
------------------------------  ------------------------------------------------------------------------------------------
------------------------------  ------------------------------------------------------------------------------------------
                                 AST Money  Market:  seeks to  maximize  current      J.P. Morgan Investment Management
  CAPITAL                        income and maintain  high levels of  liquidity.                     Inc.
  PRESERVATION                   The  Portfolio   attempts  to  accomplish   its
                                 objective  by  maintaining  a   dollar-weighted
                                 average  maturity  of not more than 90 days and
                                 by investing in securities which have effective
                                 maturities of not more than 397 days.
------------------------------------------------------------------------------------------------------------------------------------
                                 AST  PIMCO  Limited  Maturity  Bond:  seeks  to     Pacific Investment Management
 SHORT-TERM BOND                 maximize   total   return    consistent    with                Company
                                 preservation of capital and prudent  investment
                                 management.  The  Portfolio  will  invest  in a
                                 diversified     portfolio    of    fixed-income
                                 securities of varying  maturities.  The average
                                 portfolio  duration of the Portfolio  generally
                                 will  vary  within  a one- to  three-year  time
                                 frame based on the  Sub-advisor's  forecast for
                                 interest rates.
------------------------------  ----------------------------------------------------------------------------------------------------
                                 AST PIMCO Total Return Bond:  seeks to maximize     Pacific Investment Management
LONG-TERM                        total return  consistent  with  preservation of                Company
  BOND                           capital and prudent investment management.  The
                                 Portfolio   will   invest   in  a   diversified
                                 portfolio of fixed-income securities of varying
                                 maturities.  The average portfolio  duration of
                                 the  Portfolio  generally  will  vary  within a
                                 three-  to  six-year  time  frame  based on the
                                 Sub-advisor's forecast for interest rates.
------------------------------  ----------------------------------------------------------------------------------------------------
                                 AST  Federated  High Yield:  seeks high current     Federated Investment Counseling
HIGH YIELD BOND                  income by investing  primarily in a diversified
                                 portfolio  of  fixed  income  securities.   The
                                 Portfolio  will  invest  at  least  65%  of its
                                 assets in  lower-rated  corporate  fixed income
                                 securities  ("junk bonds").  These fixed income
                                 securities   may  include   preferred   stocks,
                                 convertible  securities,   bonds,   debentures,
                                 notes,   equipment   lease   certificates   and
                                 equipment  trust  certificates.   A  fund  that
                                 invests  primarily in lower-rated  fixed income
                                 securities  will be subject to greater risk and
                                 share price  fluctuation  than a typical  fixed
                                 income fund, and may be subject to an amount of
                                 risk that is  comparable  to  or  greater  than
                                 many  equity funds.
------------------------------  ----------------------------------------------------------------------------------------------------
 GLOBAL BOND                     AST T. Rowe Price Global Bond: seeks to provide    Rowe Price-Fleming International, Inc.
                                 high  current  income  and  capital  growth  by
                                 investing  in  high-quality  foreign  and  U.S.
                                 government  bonds. The Portfolio will invest at
                                 least 65% of its total  assets in bonds  issued
                                 or   guaranteed   by  the   U.S.   or   foreign
                                 governments  or their  agencies  and by foreign
                                 authorities,   provinces  and   municipalities.
                                 Corporate  bonds  may  also be  purchased.  The
                                 Sub-advisor  bases its investment  decisions on
                                 fundamental  market factors,  currency  trends,
                                 and credit  quality.  The  Portfolio  generally
                                 invests in countries  where the  combination of
                                 fixed-income   returns  and  currency  exchange
                                 rates appears  attractive,  or, if the currency
                                 trend is  unfavorable,  where  the  Sub-advisor
                                 believes   that  the   currency   risk  can  be
                                 minimized  through  hedging.  The Portfolio may
                                 also  invest  up to 20% of  its  assets  in the
                                 aggregate in below investment-grade,  high-risk
                                 bonds ("junk bonds").
------------------------------  ----------------------------------------------------------------------------------------------------
ASSET ALLOCATION                 AST T. Rowe  Price  Asset  Allocation:  seeks a     T. Rowe Price Associates, Inc.
                                 high  level  of  total   return  by   investing
                                 primarily in a  diversified  portfolio of fixed
                                 income and  equity  securities.  The  Portfolio
                                 normally invests approximately 60% of its total
                                 assets  in equity  securities  and 40% in fixed
                                 income securities. The Sub-advisor concentrates
                                 common  stock   investments  in  larger,   more
                                 established  companies,  but the  Portfolio may
                                 include small and  medium-sized  companies with
                                 good growth prospects. The fixed income portion
                                 of  the  Portfolio  will  be  allocated   among
                                 investment  grade  securities,  high  yield  or
                                 "junk"   bonds,   foreign   high  quality  debt
                                 securities and cash reserves.
------------------------------  ----------------------------------------------------------------------------------------------------
BALANCED                         AST  AIM   Balanced:   seeks   to   provide   a     A I M Capital Management, Inc.
                                 well-diversified  portfolio of stocks and bonds
                                 that  will  produce  both  capital  growth  and
                                 current income.  The Portfolio attempts to meet
                                 its objective by investing, normally, a minimum
                                 of 30% and a maximum of 70% of its total assets
                                 in equity securities and a minimum of 30% and a
                                 maximum   of  70%  of  its   total   assets  in
                                 non-convertible     debt    securities.     The
                                 Sub-advisor  will  primarily   purchase  equity
                                 securities  for  growth  of  capital  and  debt
                                 securities for income purposes.
------------------------------  ----------------------------------------------------------------------------------------------------
                                                                                                  PORTFOLIO
            STYLE/                          INVESTMENT OBJECTIVES/POLICIES                         ADVISOR/
             TYPE                                                                                SUB-ADVISOR
------------------------------  ----------------------------------------------------------------------------------------------------
------------------------------  ----------------------------------------------------------------------------------------------------
BALANCED                         AST American Century Strategic Balanced:  seeks     American Century  Investment Management, Inc.
(Cont.)                          capital   growth  and   current   income.   The
                                 Sub-advisor  intends to maintain  approximately
                                 60%  of  the   Portfolio's   assets  in  equity
                                 securities and the remainder in bonds and other
                                 fixed income  securities.  Both the Portfolio's
                                 equity  and  fixed  income   investments   will
                                 fluctuate in value. The equity  securities will
                                 fluctuate  depending on the  performance of the
                                 companies that issued them,  general market and
                                 economic  conditions,  and investor confidence.
                                 The fixed income  investments  will be affected
                                 primarily by rising or falling  interest  rates
                                 and the credit quality of the issuers.
------------------------------  ----------------------------------------------------------------------------------------------------
EQUITY INCOME                    AST INVESCO Equity Income: seeks capital growth     INVESCO Funds Group, Inc.
                                 and  current  income  while   following   sound
                                 investment  practices.  The Portfolio  seeks to
                                 achieve   its   objective   by   investing   in
                                 securities   that  are   expected   to  produce
                                 relatively    high   levels   of   income   and
                                 consistent,   stable  returns.   The  Portfolio
                                 normally will invest at least 65% of its assets
                                 in dividend-paying  common and preferred stocks
                                 of domestic and foreign  issuers.  Up to 30% of
                                 the  Portfolio's  assets  may  be  invested  in
                                 equity  securities  that  do  not  pay  regular
                                 dividends.
------------------------------  ----------------------------------------------------------------------------------------------------
                                 AST Alliance Growth and Income: seeks long-term     Alliance Capital Management L.P.
                                 growth of capital and income  while  attempting
                                 to  avoid  excessive   fluctuations  in  market
                                 value.  The  Portfolio  normally will invest in
                                 common stocks (and securities  convertible into
                                 common  stocks).  The  Sub-advisor  will take a
                                 value-oriented approach, in that it will try to
                                 keep  the   Portfolio's   assets   invested  in
                                 securities   that  are  selling  at  reasonable
                                 prices in relation to their  value.  The stocks
                                 that the Portfolio will normally  invest in are
                                 those of seasoned  companies  that are expected
                                 to  show  above-average  growth  and  that  the
                                 Sub-advisor  believes  are in  sound  financial
                                 condition.
                                 ---------------------------------------------------------------------------------------------------
                                 AST  American  Century  Income & Growth:  seeks      American Century Investment Management,  Inc.
                                 capital   growth  with  current   income  as  a
                                 secondary  objective.   The  Portfolio  invests
                                 primarily in common stocks that offer potential
GROWTH                           for capital  growth,  and may,  consistent with
                                 its investment objective, invest in stocks that
   &                             offer   potential  for  current   income.   The
INCOME                           Sub-advisor utilizes a quantitative  management
                                 technique  with a goal of  building  an  equity
                                 portfolio that provides better returns than the
                                 S&P 500 Index  without  taking  on  significant
                                 additional risk and while  attempting to create
                                 a dividend  yield that will be greater than the
                                 S&P 500 Index.
                                ----------------------------------------------------------------------------------------------------
                                 AST MFS Growth with  Income:  seeks  reasonable     Massachusetts Financial Services Company
                                 current income and long-term capital growth and
                                 income.  Under normal  market  conditions,  the
                                 Portfolio  invests  at least  65% of its  total
                                 assets in common stocks and related securities,
                                 such   as   preferred    stocks,    convertible
                                 securities and depositary receipts.  The stocks
                                 in which the Portfolio  invests  generally will
                                 pay  dividends.  While the Portfolio may invest
                                 in  companies  of  any  size,   the   Portfolio
                                 generally  focuses  on  companies  with  larger
                                 market  capitalizations  that  the  Sub-advisor
                                 believes have sustainable  growth prospects and
                                 attractive  valuations  based  on  current  and
                                 expected  earnings or cash flow.  The Portfolio
                                 may  invest  up to  20% of its  net  assets  in
                                 foreign securities.
------------------------------  ----------------------------------------------------------------------------------------------------
REAL ESTATE                      AST Cohen & Steers  Realty:  seeks to  maximize     Cohen & Steers Capital Management,
  (REIT)                         total return through  investment in real estate                                Inc.
                                 securities.    The   Portfolio    pursues   its
                                 investment    objective   by   seeking,    with
                                 approximately  equal  emphasis,  capital growth
                                 and current income. Under normal circumstances,
                                 the Portfolio will invest  substantially all of
                                 its  assets in the  equity  securities  of real
                                 estate companies,  i.e., a company that derives
                                 at  least   50%  of  its   revenues   from  the
                                 ownership, construction,  financing, management
                                 or sale of real estate or that has at least 50%
                                 of its  assets  in  real  estate.  Real  estate
                                 companies  may include  real estate  investment
                                 trusts or REITs.
------------------------------  ----------------------------------------------------------------------------------------------------
                                                                                                  PORTFOLIO
            STYLE/                          INVESTMENT OBJECTIVES/POLICIES                         ADVISOR/
             TYPE                                                                                SUB-ADVISOR
------------------------------  ----------------------------------------------------------------------------------------------------
------------------------------  ----------------------------------------------------------------------------------------------------
MANAGED INDEX                    AST Sanford  Bernstein Managed Index 500: seeks     Sanford C. Bernstein & Co., Inc.
                                 to   outperform   the  Standard  &  Poor's  500
                                 Composite  Stock Price Index (the "S&P 500(R)")
                                 through stock selection  resulting in different
                                 weightings  of common  stocks  relative  to the
                                 index.  The Portfolio will invest  primarily in
                                 the common stocks of companies  included in the
                                 S&P 500(R).  In seeking to  outperform  the S&P
                                 500, the Sub-advisor starts with a portfolio of
                                 stocks  representative  of the  holdings of the
                                 index.  It  then  uses  a  set  of  fundamental
                                 quantitative  criteria  that  are  designed  to
                                 indicate   whether  a  particular   stock  will
                                 predictably  perform  better or worse  than the
                                 S&P  500.   Based  on   these   criteria,   the
                                 Sub-advisor  determines  whether the  Portfolio
                                 should  over-weight,  under-weight  or  hold  a
                                 neutral  position in the stock  relative to the
                                 proportion  of  the  S&P  500  that  the  stock
                                 represents.  In addition,  the Sub-advisor also
                                 may  determine  that based on the  quantitative
                                 criteria,  certain equity  securities  that are
                                 not  included  in the S&P 500 should be held by
                                 the Portfolio.
------------------------------  ----------------------------------------------------------------------------------------------------
                                 AST Alliance  Growth:  seeks long-term  capital     Alliance Capital Management  L.P.
                                 growth.  The Portfolio  invests at least 85% of
                                 its total assets in the equity  securities of a
                                 limited  number of large,  carefully  selected,
                                 high-quality  U.S.  companies  that are  judged
                                 likely to  achieve  superior  earnings  growth.
                                 Normally,   about  40-60   companies   will  be
                                 represented  in  the  Portfolio,  with  the  25
                                 companies   most   highly   regarded   by   the
                                 Sub-advisor usually constituting  approximately
                                 70% of the Portfolio's net assets.  An emphasis
                                 is  placed  on  identifying   companies   whose
                                 substantially    above   average    prospective
                                 earnings  growth  is  not  fully  reflected  in
                                 current market valuations.
                                 ---------------------------------------------------------------------------------------------------
                                 AST JanCap Growth: seeks growth of capital in a     Janus  Capital  Corporation
                                 manner  consistent  with  the  preservation  of
                                 capital.   Realization   of  income  is  not  a
                                 significant  investment  consideration  and any
                                 income realized on the Portfolio's investments,
                                 therefore,    will   be   incidental   to   the
                                 Portfolio's   objective.   The  Portfolio  will
                                 pursue its objective by investing  primarily in
                                 common stocks of companies that the Sub-advisor
                                 believes are experiencing  favorable demand for
                                 their products and services,  and which operate
                                 in  a  favorable   competitive  and  regulatory
                                 environment.  The Sub-advisor generally takes a
                                 "bottom up"  approach  to choosing  investments
LARGE CAP                        for  the   Portfolio.   In  other  words,   the
 EQUITY                          Sub-advisor   seeks  to   identify   individual
                                 companies with earnings  growth  potential that
                                 may not be recognized by the market at large.
                                ----------------------------------------------------------------------------------------------------
                                 AST  Marsico  Capital  Growth:   seeks  capital     Marsico Capital  Management,  LLC
                                 growth. Income realization is not an investment
                                 objective  and  any  income   realized  on  the
                                 Portfolio's  investments,  therefore,  will  be
                                 incidental to the  Portfolio's  objective.  The
                                 Portfolio   will   pursue  its   objective   by
                                 investing primarily in common stocks of larger,
                                 more   established   companies.   In  selecting
                                 investments for the Portfolio,  the Sub-advisor
                                 uses  an  approach  that  combines  "top  down"
                                 economic   analysis   with  "bottom  up"  stock
                                 selection.  The "top down" approach  identifies
                                 sectors,  industries  and companies that should
                                 benefit  from the  trends the  Sub-advisor  has
                                 observed.   The  Sub-advisor   then  looks  for
                                 individual   companies  with  earnings   growth
                                 potential  that  may not be  recognized  by the
                                 market at large.  This is  called  "bottom  up"
                                 stock selection.
                                ----------------------------------------------------------------------------------------------------
                                 AST MFS Growth:  seeks long-term capital growth     Massachusetts Financial Services
                                 and  future   income.   Under   normal   market                 Company
                                 conditions,  the Portfolio invests at least 80%
                                 of  its  total  assets  in  common  stocks  and
                                 related  securities,  such as preferred stocks,
                                 convertible securities and depositary receipts,
                                 of  companies  that  the  Sub-advisor  believes
                                 offer   better  than  average   prospects   for
                                 long-term  growth.  The  Sub-advisor  seeks  to
                                 purchase   securities  of  companies   that  it
                                 considers  well-run and poised for growth.  The
                                 Portfolio  may  invest  up to 35%  of  its  net
                                 assets in foreign securities.
                                 ---------------------------------------------------------------------------------------------------
                                 The  Alger   American  Fund  -  Growth:   seeks     Fred Alger Management,  Inc.
                                 long-term capital  appreciation.  The Portfolio
                                 focuses on  growing  companies  that  generally
                                 have broad product  lines,  markets,  financial
                                 resources and depth of management. Under normal
                                 circumstances,  the Portfolio invests primarily
                                 in the equity  securities  of large  companies.
                                 The Portfolio considers a large company to have
                                 a  market   capitalization  of  $1  billion  or
                                 greater.
------------------------------  ----------------------------------------------------------------------------------------------------
                                                                                                  PORTFOLIO
            STYLE/                          INVESTMENT OBJECTIVES/POLICIES                         ADVISOR/
             TYPE                                                                                SUB-ADVISOR
------------------------------  ----------------------------------------------------------------------------------------------------
------------------------------  ----------------------------------------------------------------------------------------------------
NATURAL RESOURCES                AST T.  Rowe  Price  Natural  Resources:  seeks     T. Rowe  Price Associates,  Inc.
                                 long-term  capital growth primarily through the
                                 common stocks of companies  that own or develop
                                 natural  resources  (such as  energy  products,
                                 precious metals, and forest products) and other
                                 basic   commodities.   The  Portfolio  normally
                                 invests  primarily  (at  least 65% of its total
                                 assets)  in  the   common   stocks  of  natural
                                 resource  companies whose earnings and tangible
                                 assets   could   benefit   from    accelerating
                                 inflation.  The  Portfolio  looks for companies
                                 that have the ability to expand production,  to
                                 maintain  superior   exploration  programs  and
                                 production  facilities,  and the  potential  to
                                 accumulate new resources.
------------------------------  ----------------------------------------------------------------------------------------------------
ALL-CAP                          AST  Alger  All-Cap  Growth:   seeks  long-term     Fred Alger Management, Inc.
 EQUITY                          capital growth. The Portfolio invests primarily
                                 in  equity   securities,   such  as  common  or
                                 preferred  stocks,  that  are  listed  on  U.S.
                                 exchanges  or in the  over-the-counter  market.
                                 The   Portfolio   may   invest  in  the  equity
                                 securities  of companies of all sizes,  and may
                                 emphasize either larger or smaller companies at
                                 a  given  time   based  on  the   Sub-advisor's
                                 assessment of  particular  companies and market
                                 conditions.
------------------------------  ----------------------------------------------------------------------------------------------------
                                AST  Janus  Mid-Cap   Growth:   seeks  long-term     Janus Capital Corporation
                                capital growth.  The Portfolio invests primarily
                                in common  stocks,  selected  for  their  growth
                                potential,  and normally invests at least 65% of
                                its equity assets in medium-sized companies. For
                                purposes   of   the   Portfolio,    medium-sized
                                companies are those whose market capitalizations
                                (measured at the time of investment) fall within
                                the range of  companies in the Standard & Poor's
                                MidCap  400  Index.  The  Sub-advisor  seeks  to
                                identify  individual   companies  with  earnings
                                growth  potential  that may not be recognized by
                                the market at large.
                                ----------------------------------------------------------------------------------------------------
                                 AST  Neuberger  Berman  Mid-Cap  Growth:  seeks     Neuberger Berman Management Incorporated
                                 capital growth. The Portfolio primarily invests
                                 in the  common  stocks  of  mid-cap  companies,
                                 i.e.,     companies    with    equity    market
                                 capitalizations   from  $300   million  to  $10
                                 billion   at  the  time  of   investment.   The
                                 Portfolio   is   normally   managed   using   a
                                 growth-oriented    investment   approach.   The
                                 Sub-advisor  looks for  fast-growing  companies
                                 that are in new or rapidly evolving industries.
                                 ---------------------------------------------------------------------------------------------------
                                 AST  Neuberger  Berman  Mid-Cap  Value:   seeks     Neuberger  Berman  Management Incorporated
                                 capital growth. The Portfolio primarily invests
                                 in the  common  stocks  of  mid-cap  companies.
                                 Under the Portfolio's value-oriented investment
                                 approach,    the    Sub-advisor    looks    for
                                 well-managed  companies  whose stock prices are
                                 undervalued  and that may rise in price  before
                                 other  investors  realize their worth.  Factors
                                 that the  Sub-advisor may use to identify these
                                 companies    include    strong    fundamentals,
                                 including   a  low   price-to-earnings   ratio,
                                 consistent  cash flow, and a sound track record
 MID-CAP EQUITY                  through   all  phases  of  the  market   cycle.
                                 ---------------------------------------------------------------------------------------------------
                                 INVESCO  Variable  Investment Funds - Dynamics:     INVESCO  Funds  Group, Inc.
                                 seeks  securities  that will  increase in value
                                 over the long term. The Portfolio  invests in a
                                 variety of  securities  which are  believed  to
                                 present  opportunities  for  capital  growth  -
                                 primarily  common stocks of companies traded on
                                 U.S.   securities   exchanges,   as   well   as
                                 over-the-counter. The Portfolio also may invest
                                 in preferred  stocks and debt  instruments that
                                 are convertible into common stocks,  as well as
                                 in securities of foreign companies. In general,
                                 the   Portfolio   invests  in   securities   of
                                 companies  in   industries   that  are  growing
                                 globally and usually avoids stocks of companies
                                 in cyclical,  mature or slow-growing industries
                                 or economic  sectors.  The  Portfolio  seeks to
                                 invest  in  stocks  of  leading   companies  in
                                 attractive  markets or industries,  or emerging
                                 leaders that have  developed a new  competitive
                                 advantage.
                                ----------------------------------------------------------------------------------------------------
                                 The Alger American Fund - MidCap Growth:  seeks     Fred Alger Management, Inc.
                                 long-term capital  appreciation.  The Portfolio
                                 focuses on  midsize  companies  with  promising
                                 growth potential.  Under normal  circumstances,
                                 the Portfolio  invests  primarily in the equity
                                 securities   of   companies   having  a  market
                                 capitalization within the range of companies in
                                 the S&P MidCap 400 Index.
------------------------------  ----------------------------------------------------------------------------------------------------
                                                                                                  PORTFOLIO
            STYLE/                          INVESTMENT OBJECTIVES/POLICIES                         ADVISOR/
             TYPE                                                                                SUB-ADVISOR
------------------------------  ----------------------------------------------------------------------------------------------------
------------------------------  ----------------------------------------------------------------------------------------------------
MID-CAP EQUITY                   WFVT  Equity  Value:  seeks  long-term  capital     Wells Fargo Bank, N.A.
 (Cont.)                         appreciation.   The   Portfolio   pursues   its
                                 objective  by   investing   in  a   diversified
                                 portfolio    composed   primarily   of   equity
                                 securities    that   are    trading    at   low
                                 price-to-earnings  ratios,  as measured against
                                 the  stock  market  as a whole or  against  the
                                 individual  stock's  own price  history.  Under
                                 normal market conditions, the Portfolio invests
                                 primarily  in  common  stocks  of  both  large,
                                 well-established    companies    and    smaller
                                 companies with market capitalization  exceeding
                                 $50  million  at  the  time  of  purchase.  The
                                 Portfolio  may also invest in debt  instruments
                                 that may be converted into the common stocks of
                                 both U.S. and foreign companies.
------------------------------  ----------------------------------------------------------------------------------------------------
                                 AST  Janus  Small-Cap  Growth:   seeks  capital     Janus Capital   Corporation
                                 growth.  The Portfolio pursues its objective by
                                 normally  investing  at least  65% of its total
                                 assets  in the  common  stocks  of  small-sized
                                 companies,   i.e.,   those  that  have   market
                                 capitalizations  of less than $1.5  billion  or
                                 annual   gross   revenues  of  less  than  $500
                                 million.  As a Portfolio that invests primarily
                                 in smaller or newer issuers,  the Portfolio may
                                 be subject  to  greater  risk of loss and share
                                 price    fluctuation   than   funds   investing
                                 primarily   in  larger   or  more   established
                                 issuers.
                                ----------------------------------------------------------------------------------------------------
                                 AST  Kemper  Small-Cap  Growth:  seeks  maximum     Scudder Kemper Investments,  Inc.
                                 growth of  investors'  capital from a portfolio
                                 primarily   of   growth   stocks   of   smaller
                                 companies.  At  least  65% of  the  Portfolio's
                                 total assets  normally  will be invested in the
                                 equity securities of smaller  companies,  i.e.,
                                 those  having a market  capitalization  of $1.5
                                 billion or less at the time of investment, many
                                 of which would be in the early  stages of their
                                 life  cycle.  The  Portfolio  seeks  attractive
                                 areas for  investment  that arise from  factors
                                 such as technological  advances,  new marketing
                                 methods,   and   changes  in  the  economy  and
                                 population. Because of the Portfolio's focus on
                                 the   stocks  of  smaller   growth   companies,
                                 investment   in  the   Portfolio   may  involve
                                 substantially  greater than average share price
                                 fluctuation and investment risk.
                                ----------------------------------------------------------------------------------------------------
SMALL CAP                        AST  Lord   Abbett   Small  Cap  Value:   seeks     Lord,  Abbett  &  Co.
 EQUITY                          long-term capital  appreciation.  The Portfolio
                                 will  seek its  objective  through  investments
                                 primarily   in  equity   securities   that  are
                                 believed to be undervalued in the  marketplace.
                                 The Portfolio  primarily  seeks  companies that
                                 are  small-sized,  based on the  value of their
                                 outstanding stock.  Specifically,  under normal
                                 circumstances,  at least 65% of the Portfolio's
                                 total assets will be invested in common  stocks
                                 issued by smaller,  less  well-known  companies
                                 (with  market  capitalizations  of less than $2
                                 billion)  selected on the basis of  fundamental
                                 investment  analysis.  The small capitalization
                                 companies  in  which  the  Portfolio  primarily
                                 invests  may  offer  significant   appreciation
                                 potential. However, smaller companies may carry
                                 more risk than larger companies.
                                ----------------------------------------------------------------------------------------------------
                                 AST T. Rowe Price Small Company Value: seeks to     T.  Rowe  Price   Associates,   Inc.
                                 provide  long-term  capital growth by investing
                                 primarily in  small-capitalization  stocks that
                                 appear to be  undervalued.  The Portfolio  will
                                 normally  invest  at  least  65% of  its  total
                                 assets in stocks and equity-related  securities
                                 of  small  companies  ($1  billion  or  less in
                                 market  capitalization).   Reflecting  a  value
                                 approach to investing,  the Portfolio will seek
                                 the stocks of  companies  whose  current  stock
                                 prices  do not  appear  to  adequately  reflect
                                 their  underlying  value as measured by assets,
                                 earnings,  cash  flow or  business  franchises.
                                 Investing in small companies  involves  greater
                                 risk of loss  than  is  customarily  associated
                                 with more established companies.
------------------------------  ----------------------------------------------------------------------------------------------------
                                                                                                  PORTFOLIO
            STYLE/                          INVESTMENT OBJECTIVES/POLICIES                         ADVISOR/
             TYPE                                                                                SUB-ADVISOR
------------------------------  ----------------------------------------------------------------------------------------------------
------------------------------  ----------------------------------------------------------------------------------------------------
SMALL CAP                        Evergreen  VA  Special  Equity:  seeks  capital     Meridian Investment Company
 EQUITY                          growth.  The  Portfolio  strives  to  provide a
 (Cont.)                         return  greater than broad stock market indices
                                 such as the Russell  2000(R)Index  by investing
                                 principally  in  a  diversified   portfolio  of
                                 common  stocks  of  domestic   companies.   The
                                 Portfolio's   investment  advisor   principally
                                 chooses   companies   which  it  expects   will
                                 experience  growth in earnings  and price,  and
                                 which have small market  capitalizations (under
                                 $1 billion) and medium  market  capitalizations
                                 (between  $1  billion  and  $5  billion).   The
                                 Portfolio  may also  invest in  companies  that
                                 have  large  market  capitalizations  (over  $5
                                 billion).
------------------------------  ----------------------------------------------------------------------------------------------------
                                 AST MFS Global  Equity:  seeks capital  growth.     Massachusetts Financial Services Company
                                 Under normal market  conditions,  the Portfolio
                                 invests  at least  65% of its  total  assets in
                                 common stocks and related  securities,  such as
                                 preferred  stock,  convertible  securities  and
                                 depositary   receipts,   of  U.S.  and  foreign
                                 issuers   (including   issuers  in   developing
                                 countries).  The Portfolio  generally  seeks to
                                 purchase    securities   of   companies    with
                                 relatively    large   market    capitalizations
                                 relative  to  the  market  in  which  they  are
                                 traded.
 GLOBAL EQUITY                  ----------------------------------------------------------------------------------------------------
                                 Evergreen VA Global  Leaders:  seeks to provide     Evergreen   Asset   Management   Corp.
                                 investors with long-term  capital  growth.  The
                                 Portfolio  normally invests as least 65% of its
                                 assets in a  diversified  portfolio of U.S. and
                                 non-U.S. equity securities of companies located
                                 in the world's major industrialized  countries.
                                 The Portfolio will invest in no less than three
                                 countries,  which may include the U.S., but may
                                 invest more than 25% of its total assets in one
                                 country. The Portfolio invests only in the best
                                 100  companies,   which  are  selected  by  the
                                 investment  advisor  based on  qualitative  and
                                 quantitative  criteria  such as high  return on
                                 equity,    consistent   earnings   growth   and
                                 established market presence.
------------------------------  ----------------------------------------------------------------------------------------------------
                                 AST AIM  International  Equity:  seeks  capital     A I M  Capital Management, Inc.
                                 growth.   The  Portfolio   seeks  to  meet  its
                                 objective by investing,  normally, at least 70%
                                 of its assets in marketable  equity  securities
                                 of  foreign  companies  that  are  listed  on a
                                 recognized  foreign   securities   exchange  or
                                 traded  in a foreign  over-the-counter  market.
                                 The  Portfolio   will  normally   invest  in  a
                                 diversified  portfolio that includes  companies
                                 from at least four countries outside the United
                                 States, emphasizing countries of Western Europe
                                 and the Pacific Basin.
                                ----------------------------------------------------------------------------------------------------
                                 AST  American  Century   International  Growth:    American Century Investment Management,   Inc.
                                 seeks capital  growth.  The Portfolio will seek
                                 to  achieve   its   investment   objective   by
                                 investing  primarily  in equity  securities  of
                                 foreign companies that the Sub-advisor believes
                                 will increase in value over time.  Under normal
                                 conditions,  the Portfolio will invest at least
                                 65% of  its  assets  in  equity  securities  of
                                 issuers from at least three  countries  outside
                                 of the United States.  The  Sub-advisor  uses a
                                 growth  investment  strategy it developed  that
                                 looks for  companies  with earnings and revenue
                                 growth.  The Sub-advisor will consider a number
                                 of   other   factors   in   making   investment
                                 selections,   including   the   prospects   for
                                 relative  economic  growth  among  countries or
                                 regions,  economic  and  political  conditions,
                                 expected  inflation  rates,  currency  exchange
                                 fluctuations and tax considerations.
                                ----------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY             AST American Century  International  Growth II:     American Century Investment Management, Inc.
                                 The investment objective, policies and risks of
                                 the  Portfolio are  substantially  identical to
                                 those of the AST American Century International
                                 Growth   Portfolio  as  described   immediately
                                 above.
                                ----------------------------------------------------------------------------------------------------
                                 AST Founders  Passport:  seeks capital  growth.     Founders Asset Management LLC
                                 The  Portfolio  normally  invests  primarily in
                                 equity  securities  issued by foreign companies
                                 that  have  market  capitalizations  or  annual
                                 revenues   of  $1   billion   or  less.   These
                                 securities  may  represent  companies  in  both
                                 established and emerging  economies  throughout
                                 the  world.  At  least  65% of the  Portfolio's
                                 total  assets  normally  will  be  invested  in
                                 foreign  securities  representing  a minimum of
                                 three   countries.   Foreign   securities   are
                                 generally  considered to involve more risk than
                                 those  of U.S.  companies,  and  securities  of
                                 smaller  companies are generally  considered to
                                 be riskier than those of larger companies.
------------------------------  ----------------------------------------------------------------------------------------------------
                                                                                                  PORTFOLIO
            STYLE/                          INVESTMENT OBJECTIVES/POLICIES                         ADVISOR/
             TYPE                                                                                SUB-ADVISOR
------------------------------  ----------------------------------------------------------------------------------------------------
------------------------------  ----------------------------------------------------------------------------------------------------
                                 AST  Janus  Overseas  Growth:  seeks  long-term     Janus Capital Corporation
                                 growth of capital.  The  Portfolio  pursues its
                                 objective   primarily  through  investments  in
                                 common  stocks of  issuers  from at least  five
                                 different   countries,   excluding  the  United
                                 States.   Securities  are  generally   selected
                                 without regard to any defined  allocation among
                                 countries,   geographic   regions  or  industry
                                 sectors, or other similar selection  procedure.
                                 ---------------------------------------------------------------------------------------------------
INTER-NATIONAL EQUITY            ProFund VP Europe 30:  seeks  daily  investment     ProFund Advisors LLC
       (Cont.)                   results that  correspond to the  performance of
                                 the ProFunds Europe Index.  The ProFunds Europe
                                 Index ("PEI") is a combined measure of European
                                 stock  performance  created  by the  investment
                                 advisor  from  the  leading  stock  indexes  of
                                 Europe's three largest  economies  giving equal
                                 weight to each index each day. The PEI averages
                                 the daily results of The Financial  Times Stock
                                 Exchange 100, The Deutsche  Aktienindex and the
                                 CAC-40.  The Portfolio  principally  invests in
                                 futures  contracts on stock indexes and options
                                 on futures contracts and financial  instruments
                                 such  as  equity  caps,  collars,   floors  and
                                 options  on  securities  and stock  indexes  of
                                 large capitalization,  widely traded,  European
                                 stocks.  The  Portfolio  invests  in  financial
                                 instruments   with  values  that   reflect  the
                                 performance  of stocks of  European  companies.
-----------------------------  -----------------------------------------------------------------------------------------------------
 EMERGING MARKETS                Montgomery  Variable Series - Emerging Markets:     Montgomery Asset Management,  LLC
                                 seeks capital appreciation,  which under normal
                                 conditions  it seeks by  investing at least 65%
                                 of its total  assets in  equity  securities  of
                                 companies in countries having emerging markets.
                                 Under  normal   conditions,   investments   are
                                 maintained  in at  least  six  emerging  market
                                 countries  at all times and no more than 25% of
                                 total  assets are  invested in any one emerging
                                 market country.
------------------------------------------------------------------------------------------------------------------------------------
Sector funds generally  diversify their investments  across particular  economic sectors.  However,  because  those  investments  are limited to a  comparatively narrow segment of the economy,  sector funds are generally not as diversified as most mutual  funds.  Sector funds tend to be more  volatile  than other types of funds.  The value of fund  shares  may go up and down more  rapidly  than  other funds.  Each sector of the economy may also have  different  regulatory or other risk factors that can cause greater fluctuations in the share price. Please read the  prospectus  for the  underlying  sector fund for further  details about the risks of the particular sector of the economy.
------------------------------  ----------------------------------------------------------------------------------------------------
                                 INVESCO  Variable  Investment Funds - Financial     INVESCO  Funds Group,  Inc.
                                 Services:   seeks  capital  appreciation.   The
                                 Portfolio  normally invests at least 80% of its
                                 assets in the equity  securities  of  companies
                                 involved in the financial services sector. This
                                 sector includes,  among others, banks (regional
                                 and money-centers),  insurance companies (life,
                                 property  and  casualty,  and  multiline),  and
                                 investment and miscellaneous  industries (asset
                                 managers,       brokerage       firms,      and
                                 government-sponsored  agencies). The investment
                                 advisor seeks  companies  which it believes can
                                 grow their revenues and earnings  regardless of
                                 the  interest   rate   environment  -  although
                                 securities   prices   of   financial   services
                                 companies      generally      are      interest
                                 rate-sensitive.
SECTOR                          ----------------------------------------------------------------------------------------------------
                                 INVESCO  Variable  Investment  Funds  -  Health     INVESCO  Funds  Group,  Inc.
                                 Sciences:   seeks  capital  appreciation.   The
                                 Portfolio invests at least 80% of its assets in
                                 the  equity   securities   of  companies   that
                                 develop,  produce  or  distribute  products  or
                                 services   related   to  health   care.   These
                                 industries  include,  but are not  limited  to,
                                 medical equipment or supplies, pharmaceuticals,
                                 health care  facilities,  and applied  research
                                 and  development  of new  products or services.
                                 The  investment   advisor   attempts  to  blend
                                 well-established    healthcare    firms    with
                                 faster-growing,   more   dynamic   health  care
                                 companies,  which  have  new  products  or  are
                                 increasing   their  market  share  of  existing
                                 products.
------------------------------  ----------------------------------------------------------------------------------------------------
                                                                                                  PORTFOLIO
            STYLE/                          INVESTMENT OBJECTIVES/POLICIES                         ADVISOR/
             TYPE                                                                                SUB-ADVISOR
------------------------------  ----------------------------------------------------------------------------------------------------
------------------------------  ----------------------------------------------------------------------------------------------------
                                 INVESCO Variable Investment Funds - Technology:      INVESCO Funds Group,  Inc.
                                 seeks  capital   appreciation.   The  Portfolio
                                 normally  invests at least 80% of its assets in
                                 the equity  securities of companies  engaged in
                                 technology-related  industries.  These include,
                                 but  are  not   limited   to,   communications,
                                 computers,  video,  electronics,  oceanography,
                                 office and factory automation,  and robotics. A
                                 core  portion of the  Portfolio's  holdings are
                                 invested in market-leading technology companies
                                 which  the  investment  advisor  believes  will
                                 maintain   or  improve   their   market   share
                                 regardless of overall conditions.
SECTOR                          ----------------------------------------------------------------------------------------------------
(Cont.)                          INVESCO    Variable    Investment    Funds    -      INVESCO Funds Group,  Inc.
                                 Telecommunications: seeks capital appreciation.
                                 The Portfolio  normally invests at least 80% of
                                 its   assets  in  the  equity   securities   of
                                 companies  that are  primarily  engaged  in the
                                 design, development, manufacture, distribution,
                                 or  sale   of   communications   services   and
                                 equipment,  and companies  that are involved in
                                 developing,    constructing,    or    operating
                                 communications      infrastructure     projects
                                 throughout the world, or in supplying equipment
                                 or    services   to   such    companies.    The
                                 telecommunications  sector  includes  companies
                                 that   offer   telephone   services,   wireless
                                 communications,    satellite    communications,
                                 television    and   movie    programming    and
                                 broadcasting.   Normally,  the  Portfolio  will
                                 invest at least 65% of its assets in  companies
                                 located in at least three different  countries,
                                 although U.S.  issuers will often  dominate the
                                 holdings.
------------------------------------------------------------------------------------------------------------------------------------
The ProFund VP UltraOTC and UltraSmall-Cap portfolios and the Nova, Ursa and OTC portfolios  of the Rydex  Variable  Trust are  available  to all  Owners.  It is recommended  that only those  Owners who engage a financial  advisor to allocate their funds in strategic or tactical asset allocation strategies invest in these
portfolios.   There  can  be  no  assurance  that  any  financial  advisor  will successfully predict market fluctuations.
------------------------------  ----------------------------------------------------------------------------------------------------
                                 ProFund VP  UltraOTC:  seeks  daily  investment     ProFund Advisors LLC
                                 results  that  correspond  to twice  (200%) the
                                 performance  of the NASDAQ 100  Index(TM).  The
                                 Portfolio   principally   invests   in  futures
                                 contracts  on  stock  indexes  and  options  on
                                 futures  contracts  and  financial  instruments
                                 such  as  equity  caps,  collars,   floors  and
                                 options  on  securities  and stock  indexes  of
                                 large   capitalization    companies.   If   the
                                 Portfolio   is   successful   in  meeting   its
                                 objective,  it should gain approximately  twice
                                 as  much  as the  growth  oriented  NASDAQ  100
                                 Index(TM)  when the prices of the securities in
                                 that index rise on a given day and should  lose
                                 approximately  twice as much when  such  prices
                                 decline on that day.
                                ----------------------------------------------------------------------------------------------------
                                 ProFund   VP   UltraSmall-Cap:    seeks   daily     ProFund  Advisors LLC
                                 investment  results  that  correspond  to twice
                                 (200%) the  performance of the Russell  2000(R)
                                 Index.  The  Portfolio  principally  invests in
                                 futures  contracts on stock indexes and options
STRATEGIC OR TACTICAL            on futures contracts and financial  instruments
     ALLOCATION                  such  as  equity  caps,  collars,   floors  and
                                 options  on  securities  and stock  indexes  of
                                 diverse,  widely traded,  small  capitalization
                                 companies.  If the  Portfolio is  successful in
                                 meeting   its   objective,   it   should   gain
                                 approximately  twice  as  much  as  the  growth
                                 oriented  Russell 2000(R) Index when the prices
                                 of the securities in that index rise on a given
                                 day and should lose approximately twice as much
                                 when such prices decline on that day.
                                ----------------------------------------------------------------------------------------------------
                                 Rydex Variable  Trust - Nova:  seeks to provide     PADCO Advisors  II, Inc.
                                 investment  returns  that are 150% of the daily
                                 price  movement of the S&P 500 Composite  Stock
                                 Price  Index  by  investing  to  a  significant
                                 extent in  futures  contracts  and  options  on
                                 securities,   futures   contracts   and   stock
                                 indexes.  If the Portfolio  meets its objective
                                 the value of its shares  will tend to  increase
                                 by 150% of the daily  value of any  increase in
                                 the S&P 500 Index.  However,  when the value of
                                 the S&P 500  Index  declines,  the value of its
                                 shares  should  also  decrease  by  150% of the
                                 daily  value  of any  decrease  in the  S&P 500
                                 Index.
                                ----------------------------------------------------------------------------------------------------
                                 Rydex Variable  Trust - Ursa:  seeks to provide     PADCO Advisors II, Inc.
                                 investment    results   that   will   inversely
                                 correlate   (e.g.   be  the  opposite)  to  the
                                 performance  of the  S&P  500  Composite  Stock
                                 Price  Index  by  investing  to  a  significant
                                 extent in  futures  contracts  and  options  on
                                 securities,   futures   contracts   and   stock
                                 indexes.   The  Portfolio  will  generally  not
                                 invest in the  securities  included  in the S&P
                                 500 Index. If the Portfolio meets its objective
                                 the value of its shares  will tend to  increase
                                 when  the   value  of  the  S&P  500  Index  is
                                 decreasing.  However, when the value of the S&P
                                 500  Index  is  increasing,  the  value  of its
                                 shares   should   decrease   by  an   inversely
                                 proportional amount.
                                ----------------------------------------------------------------------------------------------------
                                 Rydex  Variable  Trust - OTC:  seeks to provide     PADCO Advisors II, Inc.
                                 investment   results  that   correspond   to  a
                                 benchmark  for   over-the-counter   securities,
                                 currently   the   NASDAQ  100   Index(TM),   by
                                 investing  principally  in  the  securities  of
                                 companies included in that Index. The Portfolio
                                 may  also  invest  in other  instruments  whose
                                 performance  is expected to  correspond to that
                                 of the Index,  and may  engage in  futures  and
                                 options  transactions.  If the Portfolio  meets
                                 its objective the value of its shares will tend
                                 to  increase  by the amount of the  increase in
                                 the NASDAQ  100  Index(TM).  However,  when the
                                 value of the NASDAQ 100 Index(TM) declines, the
                                 value of its shares should also decrease by the
                                 amount  of the  decrease  in the  value  of the
                                 Index(TM).
------------------------------  ----------------------------------------------------------------------------------------------------

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by American Skandia Investment Services, Incorporated and Sanford
Bernstein. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.


WHAT ARE THE FIXED INVESTMENT OPTIONS?

We offer fixed investment options of different durations during the accumulation phase. These "Fixed Allocations" earn a guaranteed fixed rate of interest for a specified period of time, called the "Guarantee Period." In most states, we offer Fixed Allocations with Guarantee Periods of 1, 2, 3, 5, 7 and 10 years. We guarantee the fixed rate for the entire Guarantee Period. However, if you withdraw or transfer Account Value before the end of the Guarantee Period, we will adjust the value of your withdrawal or transfer based on a formula, called a "Market Value Adjustment." The Market Value Adjustment can either be positive or negative, depending on the rates that are currently being credited on Fixed Allocations. Please refer to the section entitled "How does the Market Value Adjustment Work?" for a description of the formula along with examples of how it is calculated. You may allocate Account Value to more than one Fixed Allocation at a time.

Fixed Allocations are currently not available in the state of Maryland, Nevada, Oregon, Utah and Washington.

FEES AND CHARGES

WHAT ARE THE CONTRACT FEES AND CHARGES?

There is no Contingent Deferred Sales Charge applied if you surrender your Annuity or make a partial withdrawal.

Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value invested in the variable investment options, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. Currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $50,000 on the anniversary of the Issue Date or at the time of surrender. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase.

We may reduce or eliminate the amount of the Annual Maintenance Fee when Annuities are sold to individuals or a group of individuals in a manner that reduces our maintenance expenses. We would consider such factors as: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments; and/or (d) other transactions where maintenance expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we eliminate or reduce the Annual Maintenance Fee.

Optional Death Benefits: If you elect to purchase one of the Optional Death Benefits, we will deduct a charge from your Account Value on the anniversary of your Annuity's Issue Date or, under certain circumstances on a date other than the anniversary date. Please refer to the section entitled "Death Benefit" for a description of the charge for each Optional Death Benefit.


Transfer Fee: You may make twelve (12) free transfers between investment options each Annuity Year. We will charge $10.00 for each transfer after the twelfth in each Annuity Year. We do not consider transfers made as part of a dollar cost averaging program when we count the twelve free transfers. Transfers made as part of a rebalancing, market timing or third party investment advisory service will be subject to the twelve-transfer limit. However, all transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twelve free transfers. We may allow a higher number of transfers each Annuity Year without charging a Transfer Fee or may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs.


Tax Charges: Several states and some municipalities charge premium taxes or similar taxes. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. The tax charge currently ranges up to 3 1/2%. We generally will deduct the amount of tax payable at the time the tax is imposed, but may also decide to deduct tax charges from each Purchase Payment at the time of a withdrawal or surrender of your Annuity or at the time you elect to begin receiving annuity payments. We may assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

WHAT CHARGES APPLY SOLELY TO THE VARIABLE INVESTMENT OPTIONS?

Insurance Charge: We deduct an Insurance Charge daily against the average daily assets allocated to the Sub-accounts. The charge is equal to 0.65% on an annual basis. This charge is for insurance benefits, including the Annuity's basic death benefit that provides guaranteed benefits to your beneficiary even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the administrative and non-mortality expenses under this Annuity are incorrect. The Insurance Charge is not deducted against assets allocated to a fixed investment option. We may increase the portion of the Insurance Charge for administrative costs. However, any increase will only apply to Annuities issued after the date of the increase.

We may reduce the portion of the Insurance Charge for administrative costs when Annuities are sold to individuals or a group of individuals in a manner that reduces our administrative expenses. We would consider such factors as: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments; and/or (d) other transactions where administration expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce the portion of the Insurance Charge attributed to the charge covering administrative costs.

WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?

We take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations. No specific fee or expenses are deducted when determining the rate we credit. Any Tax Charge applies to amounts that are taken from the variable investment options or the Fixed Allocations. A Market Value Adjustment may also apply to transfers, certain withdrawals or surrender from a Fixed Allocation.


WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYOUT?
In certain states a tax is due if and when you exercise your right to receive periodic annuity payments. The amount payable will depend on the applicable jurisdiction and on the annuity payment option you select. If you select an option that guarantees payment for life, then the payment amount also will depend on your age and, where permitted by law, your gender. In all cases, the amount of each payment will depend on the Account Value of your Annuity when you elect to begin annuity payments.


PURCHASING YOUR ANNUITY

WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?


Initial Purchase Payment: You must make a minimum initial Purchase Payment of $10,000. However, if you decide to make payments under a systematic investment or "bank drafting" program, we will accept a lower initial Purchase Payment provided that, within the first Annuity Year, you make at least $10,000 in total Purchase Payments. We must approve any Purchase Payment in excess of $500,000.


The minimum initial Purchase Payment is reduced to $1,000 on Annuities owned by:
(a) any parent company, affiliate or subsidiary of ours; (b) an officer, director, employee, retiree, sales representative, or in the case of an affiliated broker-dealer, registered representative of such company; (c) a director, officer or trustee of any underlying mutual fund; (d) a director, officer or employee of any investment manager, sub-advisor, transfer agent, custodian, auditing, legal or administrative services provider that is providing investment management, advisory, transfer agency, custodianship, auditing, legal and/or administrative services to an underlying mutual fund or any affiliate of such firm; (e) a director, officer, employee or registered representative of a broker-dealer or insurance agency that has a then current selling agreement with us and/or with American Skandia Marketing, Incorporated; (f) a director, officer, employee or authorized representative of any firm providing us or our affiliates with regular legal, actuarial, auditing, underwriting, claims, administrative, computer support, marketing, office or other services; (g) the then current spouse of any such person noted in (b) through (f), above; (h) the parents of any such person noted in (b) through (g), above; (i) such person's child(ren) or other legal dependent under the age of 21; and (j) the siblings of any such persons noted in (b) through (h) above.


Age Restrictions: There is no age restriction to purchase the Annuity. However, the basic Death Benefit provides greater protection for persons under age 85. There is no Contingent Deferred Sales Charge deducted upon surrender or partial withdrawal. However, if you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain.


Owner, Annuitant and Beneficiary Designations: On your Application, we will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

|X| Owner: The Owner(s) holds all rights under the Annuity. You may name more than one Owner in which case all ownership rights are held jointly. However, this Annuity does not provide a right of survivorship. Refer to the Glossary of Terms for a complete description of the term "Owner."


|X| Annuitant: The Annuitant is the person we agree to make annuity payments to and upon whose life we continue to make such payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. Where allowed by law, you may name one or more Contingent Annuitants. A Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date.


|X| Beneficiary: The Beneficiary is the person(s) or entity you name to receive the death benefit. If no beneficiary is named the death benefit will be paid to you or your estate.

You should seek competent tax advice on the income, estate and gift tax implications of your designations.

MANAGING YOUR ANNUITY

MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
You may change the Owner, Annuitant and Beneficiary designations by sending us a request in writing. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:

|X| a new Owner subsequent to the death of the Owner or the first of any joint Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death;

|X|  a new Annuitant subsequent to the Annuity Date;

|X| a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and
|X| a change in Beneficiary if the Owner had previously made the designation irrevocable.

Spousal Owners/Spousal Beneficiaries

If an Annuity is owned jointly by spouses, the death benefit will be payable upon the death of the first spouse. However, if the sole primary Beneficiary is designated as one of the following:

|X|  "surviving spouse";
|X| each spouse named individually upon the death of the other; or |X| a designation which we, in our sole discretion, determine to be of similar intent; then

upon the death of either Owner, the surviving spouse may elect to be treated as the Owner and continue the Annuity, subject to its existing terms and conditions, instead of taking the Death Benefit.

MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?
(The right to return the Annuity is referred to as the "free-look" right or "right to cancel.")

If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a free-look period. Depending on the state in which you purchased your Annuity, the free-look period may be ten (10) days, twenty-one (21) days or longer, measured from the time that you received your Annuity. If you free-look your Annuity, we will refund your current Account Value plus any tax charge deducted. This amount may be higher or lower than your original Purchase Payment. Certain states require that we return your current Account Value or the amount of your initial Purchase Payment, whichever is greater. The same rule applies to an Annuity that is purchased as an IRA. In those states where we are required to return the greater of your Purchase Payment or Account Value, we will allocate your Account Value to the AST Money Market Sub-account during the free-look period and for a reasonable additional amount of time to allow for delivery of your Annuity. If you free-look your Annuity, we will not return any additional amounts we applied to your Annuity based on your Purchase Payments.

MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?


The minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in American Skandia's Systematic Investment Plan or a periodic purchase payment program. We will allocate any additional Purchase Payments you make according to your most recent allocation instructions, unless you request new allocations when you submit a new Purchase Payment.


MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity. This type of program is often called "bank drafting". We call our bank drafting program "American Skandia's Systematic Investment Plan." Purchase Payments made through bank drafting may only be allocated to the variable investment options. Bank drafting allows you to invest in an Annuity with a lower initial Purchase Payment, as long as you authorize payments that will equal at least $10,000 during the first 12 months of your Annuity. We may suspend or cancel bank drafting privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
These types of programs are only available with certain types of plans. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to variable investment options and the periodic Purchase Payments received in the first year total at least $10,000.

MANAGING YOUR ACCOUNT VALUE

HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?

(See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

Initial Purchase Payment: Once we accept your application, we invest your net Purchase Payment in the Annuity. The net Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. On your application we ask you to provide us with instructions for allocating your Account Value. You can allocate Account Value to one or more variable investment options or Fixed Allocations. In those states where we are required to return your Purchase Payment if you elect to "free-look" your Annuity, we initially allocate all amounts that you choose to allocate to the variable investment options to the AST Money Market Sub-account. At the end of the "free-look" period we will reallocate your Account Value according to your most recent allocation instructions. Where permitted by law, we will allocate your Purchase Payments according to your initial instructions, without temporarily allocating to the AST Money Market Sub-account. To do this, we will ask that you execute our form called a "return waiver" that authorizes us to allocate your Purchase Payment to your chosen Sub-accounts immediately. If you submit the "return waiver" and then decide to return your Annuity during the free-look period, you will receive your current Account Value which may be more or less than your initial Purchase Payment (see "May I Return the Annuity if I Change my Mind?").

Subsequent Purchase Payments: We will allocate any additional Purchase Payments you make according to your current allocation instructions. If any rebalancing or asset allocation programs are in effect, the allocation should conform with such a program. We assume that your current allocation instructions are valid for subsequent Purchase Payments until you make a change to those allocations or request new allocations when you submit a new Purchase Payment.

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS? During the accumulation period you may transfer Account Value between investment options. Transfers are not subject to taxation. We currently limit the number of Sub-accounts you can invest in at any one time to twenty (20). However, you can invest in an unlimited number of Fixed Allocations. We may require a minimum of $500 in each Sub-account you allocate Account Value to at the time of any allocation or transfer. If you request a transfer and, as a result of the transfer, there would be less than $500 in the Sub-account, we may transfer the remaining Account Value in the Sub-account pro rata to the other investment options to which you transferred.

We will charge $10.00 for each transfer after the twelfth (12th) in each Annuity Year, including transfers made as part of any rebalancing, market timing, asset allocation or similar program which you have authorized. Transfers made as part of a dollar cost averaging program do not count toward the twelve free transfer limit. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge. We may allow a higher number of transfers each Annuity Year without charging a Transfer Fee or may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs.


We reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive trading or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by one or more of the Portfolios that the purchase or redemption of shares must be restricted because of excessive trading or a specific transfer or group of transfers is deemed to have a detrimental effect on the share prices of affected Portfolios. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. Under such a circumstance, we will process transfers according to our rules then in effect and provide notice if the transfer request was denied. If a transfer request is denied, a new transfer request may be required.

DO YOU OFFER DOLLAR COST AVERAGING?

Yes. We offer Dollar Cost Averaging during the accumulation period. Dollar Cost Averaging allows you to systematically transfer an amount each month from one investment option to one or more other investment options. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. Dollar Cost Averaging allows you to invest regularly each month, regardless of the current unit value (or price) of the Sub-account(s) you invest in. This enables you to purchase more units when the market price is low and fewer units when the market price is high. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market.

You must have a minimum Account Value of at least $10,000 to enroll in a Dollar Cost Averaging program.

You  can  Dollar  Cost  Average  from  variable   investment  options  or  Fixed
Allocations. Dollar Cost Averaging from Fixed Allocations is subject to a number of rules that include, but are not limited to the following:

|X| You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years.
|X| You may only Dollar Cost Average earnings or principal plus earnings. If transferring principal plus earnings, the program must be designed to last the entire Guarantee Period for the Fixed Allocation.
|X| Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.

DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?

Yes. During the accumulation period, we offer automatic rebalancing among the variable investment options you choose. You can choose to have your Account Value rebalanced quarterly, semi-annually, or annually. On the appropriate date, your variable investment options are rebalanced to the allocation percentages you request. For example, over time the performance of the variable investment options will differ, causing your percentage allocations to shift. With automatic rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. If you request a transfer from or into any variable investment option participating in the automatic rebalancing program, we will assume that you wish to change your rebalancing percentages as well, and will automatically adjust the rebalancing percentages in accordance with the transfer unless we receive alternate instructions from you.

You must have a minimum Account Value of at least $10,000 to enroll in automatic rebalancing. All rebalancing transfers made on the same day as part of an automatic rebalancing program are considered as one transfer when counting the number of transfers each year toward the maximum number of free transfers.

DO YOU OFFER A PROGRAM TO BALANCE FIXED AND VARIABLE INVESTMENTS?
Some investors wish to invest in the variable investment options but also wish to protect a portion of their investment from market fluctuations. We offer a balanced investment program where a portion of your Purchase Payment is allocated to a Fixed Allocation for a Guarantee Period that you select and the remaining Account Value is allocated to the variable investment options that you select. The amount that we allocate to the Fixed Allocation is the amount (not including any additional amounts we applied to your Annuity based on your Purchase Payments) that will grow to a specific "principal amount" such as your initial Purchase Payment. We determine the amount based on the rates then in effect for the Guarantee Period you choose. If no amounts are transferred or withdrawn from the Fixed Allocation, at the end of the Guarantee Period, it will have grown to equal the "principal amount". The remaining Account Value that was not allocated to the Fixed Allocation can be allocated to any of the Sub-accounts that you choose. Account Value allocated to the variable investment options is subject to market fluctuations and may increase or decrease in value.

Example


Assume you have $100,000 to invest. You choose to allocate a portion of your Account Value to a Fixed Allocation with a 10-year Guarantee Period. The rate for the 10-year Guarantee Period is 6.13%*. Based on the chosen Guarantee Period and interest rate, the factor for determining how much of your Account Value can be allocated to the Fixed Allocation is 0.551593. That means that $55,159 will be allocated to the Fixed Allocation and the remaining Account Value ($44,841) will be allocated to the variable investment options. Assuming that you do not make any withdrawals from the Fixed Allocation, it will grow to $100,000 at the end of the Guarantee Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the variable investment options.


* The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration. The hypothetical values in this example do not include the amount of any Target Value Credits that may apply.

MAY I AUTHORIZE MY FINANCIAL REPRESENTATIVE TO MANAGE MY ACCOUNT?
You may authorize your financial representative or your Advisor to decide on the allocation of your Account Value and to make financial transactions between investment options, subject to our rules. However, we can suspend or cancel these privileges at any time. We will notify you if we do. We may restrict the available investment options if you authorize your financial representative or Advisor to make transfers for you. We do this so that no financial representative or Advisor is in a position to control transfers of large amounts of money for multiple clients into or out of any of the underlying portfolios that have expressed concern about movement of a large proportion of a portfolio's assets.


We may also establish different "cut-off times" by which we must receive all financial transactions for certain underlying portfolios. Currently, the portfolios of Rydex Variable Trust and ProFund VP are subject to this restriction. Financial transactions involving a Rydex or ProFund VP Sub-account must be received by us no later than one hour prior to any announced closing time of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. If you request a transaction involving the purchase or redemption of Units in one of the Rydex or ProFund VP Sub-accounts after the "cut-off" time, we will deem your request as received by us on the next Valuation Day. You may be required to submit a new request on the following day.


We or an affiliate of ours may provide administrative support to Advisor's who make transfers on your behalf. These Advisors may be firms or persons who also are appointed by us as authorized sellers of the Annuity. However, we do not offer you advice about how to allocate your Account Value under any circumstance. Any Advisor you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any recommendations such Advisors make, any market timing or asset allocation programs they choose to follow or any specific transfers they make on your behalf.

HOW DO THE FIXED INVESTMENT OPTIONS WORK?

(Fixed Allocations may not be available in all states and may not be available in certain durations.)

Fixed Allocations currently are offered with Guarantee Periods of 1, 2, 3, 5, 7 and 10 years. We credit the fixed interest rate to the Fixed Allocation throughout a set period of time called a "Guarantee Period." The interest rate credited to a Fixed Allocation is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine the interest rates for the various Guarantee Periods. At the time that we confirm your Fixed Allocation, we will advise you of the interest rate in effect and the date your Fixed Allocation matures. We may change the rates we credit new Fixed Allocations at any time. To inquire as to the current rates for Fixed Allocations, please call 1-800-766-4530.

A Guarantee Period for a Fixed Allocation begins:

|X| when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;
|X| upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
|X| when a Guarantee Period attributable to a Fixed Allocation "renews" after its Maturity Date.

HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?

We do not have a specific formula for determining the fixed interest rates for Fixed Allocations. Generally the interest rates we offer for Fixed Allocations will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the Fixed Allocation, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the Fixed Allocations, general economic trends and competition.

We will credit interest on a new Fixed Allocation in an existing Annuity at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

HOW DOES THE MARKET VALUE ADJUSTMENT WORK?

If you transfer or withdraw Account Value from a Fixed Allocation before the end of its Guarantee Period, we will adjust the value of your investment based on a formula, called a "Market Value Adjustment" or "MVA". The Market Value Adjustment formula compares the interest rates credited for Fixed Allocations at the time you invested, to interest rates being credited when you make a transfer or withdrawal. The amount of any Market Value Adjustment can be either positive or negative, depending on the rates that are currently being credited on Fixed Allocations.

MVA Formula

The MVA formula is applied separately to each Fixed Allocation. The formula is as follows:

                           [(1+I) / (1+J+0.0010)]N/12

                                     where:

                  I is the fixed interest rate we guaranteed to credit to the Fixed Allocation as of its starting date;

                  J is the fixed interest rate for your class of annuities at the time of the withdrawal for a new Fixed Allocation with a Guarantee Period equal to the remaining number of years in your original Guarantee Period;

                  N is the number of months remaining in the original Guarantee Period.

If you surrender your Annuity under the "free-look" provision, the MVA formula is [(1 + I)/(1 + J)]N/12.

If the transfer or withdrawal does not occur on the yearly or monthly anniversary of the beginning of the Fixed Allocation, the numbers used in `J' and `N' will be rounded to the next highest integer.

MVA Examples

The following hypothetical examples show the effect of the MVA in determining Account Value. Assume the following:

|X| You allocate $50,000 into a Fixed Allocation with a Guarantee Period of 5 years.
|X|  The interest rate for your Fixed Allocation is 5.0% (I = 5.0%).
|X| You make no withdrawals or transfers until you decided to withdraw the entire Fixed Allocation after exactly three (3) years, therefore 24 months remain before the Maturity Date (N = 24).

Example of Positive MVA

Assume that at the time you request the withdrawal, the fixed interest rate for a new Fixed Allocation with a Guarantee Period of 24 months is 3.5% (J = 3.5%). Based on these assumptions, the MVA would be calculated as follows:

        MVA Factor = [(1+I)/(I+J+0.0010)]N/12 = [1.05/1.036]2 = 1.027210

                           Interim Value = $57,881.25

       Account Value after MVA = Interim Value X MVA Factor = $59,456.20.

Example of Negative MVA

Assume that at the time you request the withdrawal, the fixed interest rate for a new Fixed Allocation with a Guarantee Period of 24 months is 6.0% (J = 6.0%). Based on these assumptions, the MVA would be calculated as follows:

        MVA Factor = [(1+I)/(1+J+0.0010)]N/12 = [1.05/1.061)]2 = 0.979372
                           Interim Value = $57,881.25
       Account Value after MVA = Interim Value X MVA Factor = $56,687.28.

WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?

The "Maturity Date" for a Fixed Allocation is the last day of the Guarantee Period. On the Maturity Date, you may choose to renew the Fixed Allocation for a new Guarantee Period of the same or different length or you may transfer all or part of that Fixed Allocation's Account Value to another Fixed Allocation or to one or more Sub-accounts. If you do not specify how you want a Fixed Allocation to be allocated on its Maturity Date, it will be renewed for a Fixed Allocation of the same duration if then available. We will notify you 60 days before the end of the Guarantee Period about the fixed interest rates that we are currently crediting to all Fixed Allocations that are being offered. The rates being credited to Fixed Allocations may change before the Maturity Date. We will not charge a MVA if you choose to renew a Fixed Allocation on its Maturity Date or transfer the Account Value to one or more variable investment options.

AMERICAN SKANDIA'S PERFORMANCE ADVANTAGE


Do you provide any guarantees on my investment?

The Annuity provides variable  investment options and fixed investment  options.
Only the fixed investment options provide a guaranteed return on your investment, subject to certain terms and conditions. However, your Annuity includes a feature at no additional cost that provides certain benefits if your Account Value has not reached or exceeded a "target value" on its 10th anniversary. If, on the 10th anniversary of your Annuity's Issue Date, your Account Value has not reached the target value (as defined below) you can choose either of the following benefits:

|X| You may continue your Annuity without electing to receive Annuity payments and receive an annual credit to your Account Value payable until you begin receiving Annuity payments. The credit is equal to 0.25% of the average of your Annuity's Account Value for the preceding four complete calendar quarters. This credit is applied to your investment options pro-rata based on the allocation of your then current Account Value.

|X| You may begin receiving Annuity payments within one year and accept a one-time credit to your Annuity equal to 10% of the net of the Account Value on the 10th anniversary of its Issue Date minus the sum of all Purchase Payments allocated in the prior five years. The annuity option you select must initially guarantee payments for not less than seven years.

Following the 10th anniversary of your Annuity's Issue Date, we will inform you if your Account Value did not meet or exceed the Target Value. We will assume that you have elected to receive the annual credit to your Account Value unless, not less than 30 days prior to the next anniversary of the Annuity, we receive at our home office your election to begin receiving Annuity payments.

Certain provisions of this benefit and of the Target Value Credits described below may differ if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue.

What is the "Target Value" and how is it calculated?

The Target Value is a tool used to determine whether you are eligible to elect either of the benefits described above. The Target Value does not impact the Account Value available if you surrender your Annuity or make a partial withdrawal and does not impact the Death Benefit available to your Beneficiary(ies). The Target Value assumes a rate of return over ten (10) Annuity Years that will allow your initial investment to double in value, adjusted for any withdrawals and/or additional Purchase Payments you make during the 10 year period. We calculate the "Target Value" as follows:

1. Accumulate the initial Purchase Payment at an annual interest rate of 7.2% until the 10th anniversary of the Annuity's Issue Date; plus
2. Accumulate any additional Purchase Payments at an annual interest rate of 7.2% from the date applied until the 10th anniversary of the Annuity's Issue Date; minus
3. Each "proportional reduction" resulting from any withdrawal, accumulating at an annual interest rate of 7.2% from the date the withdrawal is processed until the 10th anniversary of the Annuity's Issue Date. We determine each "proportional reduction" by determining the percentage of your Account Value then withdrawn and reducing the Target Value by that same percentage. We include any withdrawals under your Annuity in this calculation, as well as the charge we deduct for any optional benefits you elect under the Annuity, but not the charge we deduct for the Annual Maintenance Fee or the Transfer Fee.

Examples

1. Assume you make an initial Purchase Payment of $10,000 and make no further Purchase Payments. The Target Value on the 10th anniversary of your Annuity's Issue Date would be $20,042, assuming no withdrawals are made. This is equal to $10,000 accumulating at an annual rate of 7.2% for the 10-year period.

2. Assume you make an initial Purchase Payment of $10,000 and make no further Purchase Payments. Assume at the end of Year 6, your Account Value has increased to $15,000 and you make a withdrawal of 10% or $1,500. The Target Value on the 10th anniversary would be $18,722. This is equal to $10,000 accumulating at an annual rate of 7.2% for the 10-year period, minus the proportional reduction accumulating at an annual interest rate of 7.2%.

Can I restart the 10-year Target Value calculation?

Yes, you can elect to lock in the growth in your Annuity by "restarting" the 10-year period on any anniversary of the Issue Date. If you elect to restart the calculation period, we will treat your Account Value on the restart date as if it was your Purchase Payment when determining if your Annuity's Account Value meets or exceeds the Target Value on the appropriate tenth (10th) anniversary. You may elect to restart the calculation more than once, in which case, the 10-year calculation period will begin on the date of the last restart date. We must receive your election to restart the calculation at our home office not later than 30 days after each anniversary of the Issue Date.

What are Target Value Credits?

Target Value Credits are additional amounts that we apply to your Account Value to increase the likelihood that your Account Value will meet or exceed the Target Value. Target Value Credits are payable on all Purchase Payments applied before the first anniversary of the Issue Date of your Annuity.

The amount of the Target Value Credit is equal to 1.0% of each qualifying Purchase Payment. Target Value Credits are only payable on qualifying Purchase Payments if the Owner(s) of the Annuity is(are) less than age 81 on its Issue Date. If the Annuity is owned by an entity, the age restriction applies to the age of the Annuitant on the Issue Date. The Target Value Credit is payable from our general account and is allocated to the investment options in the same ratio that the qualifying Purchase Payment is allocated.

Target Value Credits will not be available if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, of an Annuity we issued that has the same or a similar benefit.

Recovery of Target Value Credits

We can recover the amount of any Target Value Credit under the following circumstances:
1. If you surrender your Annuity before the 10th anniversary of the Issue Date of the Annuity.
2. If you elect to begin receiving Annuity payments before the first anniversary of the Issue Date.
3.   If a person on whose life we pay the Death Benefit dies,
     (a) within 12 months after the date a Target Value Credit was allocated to your Account Value; or
     (b) within 10 years after the date a Target Value Credit was allocated to your Account Value if any owner was over age 70 on the Issue Date, or, if the Annuity was then owned by an entity, the Annuitant was over age 70 on the Issue Date.

ACCESS TO ACCOUNT VALUE

WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?

During the accumulation phase you can access your Account Value through Partial Withdrawals, Systematic Withdrawals, and where required for tax purposes, Minimum Distributions. You can also surrender your Annuity at any time. There is no Contingent Deferred Sales Charge applied upon withdrawal or surrender. However, we may apply a Market Value Adjustment to any Fixed Allocations being withdrawn or surrendered. We may also recover the amount of any Target Value Credits upon surrender. Unless you notify us differently, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request. Each of these types of distributions is described more fully below.

ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
(For more information, see "Tax Considerations")

During the Accumulation Period

A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

During the Annuitization Period

During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time you receive the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in the Annuity. Once the tax basis in the Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in the Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

Special Rules for Distributions to Pay Advisory Fees

We treat partial withdrawals to pay advisory fees as taxable distributions unless:

|X| your Annuity is being used in conjunction with a "qualified" retirement plan (plans meeting the requirements of Sections 401, 403 or 408 of the Code); and

|X| in relation to Section 403 or 408 plans, you and your Advisor provide acceptable proof to us, limiting the source of the Advisor's compensation to the assets of an applicable qualified retirement plan, and making certain other representations.

CAN I WITHDRAW A PORTION OF MY ANNUITY?

Yes, you can make a withdrawal during the accumulation phase. We call this a "Partial Withdrawal." The amount that you may withdraw will equal your Surrender Value as of the date we process the withdrawal request. There is no Contingent Deferred Sales Charge applied if you surrender your Annuity or make a partial withdrawal. After any Partial Withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the Partial Withdrawal request as a request to fully surrender your Annuity. The minimum Partial Withdrawal you may request is $100.

CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION PERIOD? Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only, principal plus earnings or a flat dollar amount.

Systematic Withdrawals can be made from Account Value allocated to the variable investment options or Fixed Allocations. Generally, Systematic Withdrawals from Fixed Allocations are limited to earnings accrued after the program of Systematic Withdrawals begins, or payments of fixed dollar amounts that do not exceed such earnings. Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis. The Account Value of your Annuity must be at least $20,000 before we will allow you to begin a program of Systematic Withdrawals.

The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100, we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE CODE?

Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b) or 408 of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments". To request a program that complies with Section 72(t), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t) withdrawals. The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program for withdrawals under Section 72(t). The minimum amount for any such withdrawal is $100.

WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM? (See "Tax Considerations" for a further discussion of Minimum Distributions.)

Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code.

If you request, we will calculate the annual required Minimum Distribution under your Annuity. The amount of the required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. We may charge you for calculating required Minimum Distributions. You may elect to have Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum that applies to Systematic Withdrawals does not apply to Minimum Distributions.

CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
Yes. During the accumulation phase you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the Annuity.

WHAT TYPES OF ANNUITY PAYMENT OPTIONS ARE AVAILABLE UPON ANNUITIZATION?
Annuity payments can be guaranteed for the life of the Annuitant, for the life of the Annuitant with a certain period guaranteed, or for a certain fixed period of time with no life contingency. We currently make available fixed payments and adjustable payments. However, adjustable annuity payments may not be available on your Annuity Date.

You may choose an Annuity Date, an annuity option and the frequency of annuity payments when you purchase an Annuity, or at a later date. You may change your choices up to 30 days before the Annuity Date. Any change to these options must be in writing. The Annuity Date must be the first or the fifteenth day of a calendar month. A maximum Annuity Date may be required by law.


We currently offer the following fixed Annuity Payment Options. Additional Annuity Payment Options, including variable options, may be offered in the future.


Key Life: is the person or persons upon whose life annuity payments with a life contingency are based.

Option 1

Payments for Life: Under this option, income is payable periodically until the death of the "key life". No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable.

Option 2

Payments for Life with 10, 15, or 20 Years Certain: Under this option, income is payable until the death of the key life. However, if the key life dies before the end of the period selected (10, 15, or 20 years), the remaining payments are paid to the Beneficiary until the end of such period.

Option 3

Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments or death benefits would be payable.

Option 4

Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary to the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option.

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
If you have not provided us with your Annuity Date or Annuity Payment Option in writing, then:

|X| the Annuity Date will be the first day of the calendar month following the later of the Annuitant's 85th birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and

|X| the Annuity Payments, where allowed by law, will be fixed monthly payments for life with 10 years certain (See Option 2).


If you have not made an election prior to death benefit proceeds becoming due, the Beneficiary may elect to receive the death benefit under one of the fixed Annuity Payment Options or any option we make available for death proceeds. However, if you made an election, the Beneficiary may not alter such election.


HOW ARE ANNUITY PAYMENTS CALCULATED?

The first annuity payment varies according to the annuity payment option and payment frequency selected. The first payment is determined by multiplying the Account Value plus any additional amounts applied by us under the Performance Advantage benefit by the factor determined from our table of annuity rates. Your Account Value will be determined as of the close of business on the fifteenth day preceding the Annuity Date, plus interest at not less that 3% per year from such date to the Annuity Date. The table of annuity rates differ based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the 1983a Individual Annuity Mortality Table with ages set back one year for males and two years for females and with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life.

DEATH BENEFIT

WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?

The Annuity provides a Death Benefit during its accumulation phase. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the first death of an Owner. If the Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death, if there is no Contingent Annuitant. If a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

DEATH BENEFIT OPTIONS

Your Annuity provides a "basic" Death Benefit at no additional charge and also offers two different optional Death Benefits that can be purchased for an additional charge. Under certain circumstances, your Death Benefit may be reduced by the amount of any Target Value Credits we applied to your Purchase Payments. (see "Recovery of Target Value Credits")

Basic Death Benefit

The basic Death Benefit depends on the decedent's age on the date of death:

     If death occurs before the decedent's age 85: The Death Benefit is the greater of:

|X|  The sum of all Purchase Payments less the sum of all withdrawals; and

|X| The sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations.

     If death occurs when the decedent is age 85 or older: The Death Benefit is your Account Value.


Optional Death Benefits

We offer two optional Death Benefits to provide an enhanced level of protection for your beneficiaries. Currently, these benefits are only offered and must be elected at the time that you purchase your Annuity. We may, at a later date, allow existing Annuity Owners to purchase either of the optional Death Benefits subject to our rules.

If the Annuity has one Owner, the Owner must be age 80 or less at the time either optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 80 or less. If the Annuity is owned by an entity, the Annuitant must be age 80 or less.

Key Terms Used with the Optional Death Benefits

|X| The Death Benefit Target Date is the contract anniversary on or after the 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

|X|  The  Highest   Anniversary   Value  equals  the  highest  of  all  previous
     "Anniversary Values" on or before the earlier of the Owner's date of death and the "Death Benefit Target Date".

|X| The Anniversary Value is the Account Value as of each anniversary of the Issue Date plus the sum of all Purchase Payments on or after such anniversary less the sum of all "Proportional Reductions" since such anniversary.

|X| A Proportional Reduction is a reduction to the value being measured caused by a withdrawal, equaling the percentage of the withdrawal as compared to the Account Value as of the date of the withdrawal. For example, if your Account Value is $10,000 and you withdraw $2,000 (a 20% reduction), we will reduce both your Anniversary Value and the amount determined by Purchase Payments increasing at the appropriate interest rate by 20%.

|X| The Assumed Accumulation Rate is the rate of interest that we will apply to your Purchase Payments only for purposes of calculating this benefit The Assumed Accumulation Rate is different depending on which Optional Death Benefit you select as shown below:

           --------------------------- ------------------------
                    Option 1                  Option 2
                 5.0% per year              7.2% per year
           --------------------------- ------------------------

--------------------------------------------------------------------------------
Certain terms and conditions may differ if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue.

--------------------------------------------------------------------------------

Calculation of Optional Death Benefits

The optional Death Benefit calculations depend on whether death occurs before or after the Death Benefit Target Date.

Annuities with one Owner

The optional Death Benefits are calculated as follows:

         If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greatest of:

     1. the Account Value in the Sub-accounts plus the Interim Value of any Fixed Allocations (no MVA) as of the date we receive in writing "due proof of death"; and

     2. the sum of all Purchase Payments minus the sum of all Proportional Reductions, each increasing daily until the Owner's date of death at the applicable Assumed Accumulation Rate for the option you elect, subject to a limit of 200% of the difference between the sum of all Purchase Payments and the sum of all withdrawals as of the Owner's date of death; and

     3. the "Highest Anniversary Value" on or immediately preceding the Owner's date of death.

         The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any Proportional Reductions since such date. The amount calculated in Item 1 & 3 above may be reduced by any Target Value Credits under certain circumstances.

          If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

     1. the Account Value as of the date we receive in writing "due proof of death" (an MVA may be applicable to amounts in any Fixed Allocations); and

     2. the greater of Item 2 & 3 above on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all Proportional Reductions since the Death Benefit Target Date.

          The amount calculated in Item 1 & 3 above may be reduced by any Target Value Credits under certain circumstances.

Annuities with joint Owners


For Annuities with Joint Owners, the Death Benefit is calculated as shown above except that the age of the oldest of the Joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own the Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.


Annuities owned by entities

For Annuities owned by an entity, the Death Benefit is calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

Examples of Optional Death Benefit Calculation

The following are examples of how the Optional Death Benefits are calculated. Each example assumes that a $50,000 initial Purchase Payment is made and that no withdrawals are made prior to the Owner's death. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example of market increase greater than Assumed Accumulation Rate

Assume that the Owner's Account Value has generally been increasing. On the date we receive due proof of death (the Owner's 58th birthday), the Account Value is $90,000. The Highest Anniversary Value at the end of any previous period is $72,000. The Death Benefit would be the Account Value ($90,000) because it is greater than the Highest Anniversary Value ($72,000) or the sum of prior
Purchase Payments increased by 5.0% annually ($73,872.77 - Option 1) or 7.2% annually for ($87,202.36 - Option 2).

Example of market decrease

Assume  that the  Owner's  Account  Value  generally  increased  until the fifth anniversary but generally has been decreasing since the fifth contract anniversary. On the date we receive due proof of death (the Owner's 58th birthday), the Account Value is $48,000. The Highest Anniversary Value at the end of any previous period is $54,000. The Death Benefit would be the sum of prior Purchase Payments increased by 5.0% annually ($73872.77 - Option 1) or 7.2% annually for ($87202.36 - Option 2) because it is greater than the Highest Anniversary Value ($54,000) or the Account Value ($48,000).

Example of Highest Anniversary Value

Assume that the Owner's Account Value increased significantly during the first six years following the Issue Date. On the sixth anniversary date the Account Value was $90,000. During the seventh Annuity Year, the Account Value increases to as high as $100,000 but then subsequently falls to $80,000 on the date we receive due proof of death (the Owner's 58th birthday). The Death Benefit would be the Highest Anniversary Value at the end of any previous period ($90,000), which occurred on the sixth anniversary, although the Account Value was higher during the subsequent period. The Account Value on the date we receive due proof of death ($80,000) is lower, as is the sum of all prior Purchase Payments increased by 5.0% annually ($73,872.77 - Option 1) or 7.2% annually for ($87,202.36 - Option 2).

How much do you charge for the optional death benefits?

We deduct a charge from your Account Value if you elect to purchase either Optional Death Benefit. For Option 1, each deduction is 0.30% of the then current Death Benefit when the deduction is taken. For Option 2, each deduction is 0.50% of the then current Death Benefit when the deduction is taken. No charge applies after the Annuity Date.

We deduct the charge:

     1.   on each anniversary of the Issue Date;
     2. when Account Value is transferred to our general account prior to the Annuity Date;
     3.   if you surrender your Annuity; and
     4.   if you choose to terminate the benefit.

If you surrender the Annuity, elect to begin receiving Annuity payments or terminate the benefit on a date other than an anniversary of the Issue Date, the charge will be prorated. During the first year after the Issue Date, the charge would be prorated from the Issue Date. In all subsequent years, it would be prorated from the last anniversary of the Issue Date.

We first deduct the amount of the charge pro-rata from the Account Value in the variable investment options. We only deduct the charge pro-rata from the Fixed Allocations to the extent there is insufficient Account Value in the variable investment options to pay the charge. If your Annuity's Account Value is insufficient to pay the charge, we may deduct your remaining Account Value and terminate your Annuity. We will notify you if your Account Value is insufficient to pay the charge and allow you to submit an additional Purchase Payment to continue your Annuity.

Are there any exceptions to these rules for paying the Death Benefit?

Yes, there are exceptions that apply no matter how your Death Benefit is calculated. There are exceptions to the Death Benefit if the decedent was not the Owner or Annuitant as of the Issue Date and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death. Any minimum Death Benefit that applies will be suspended for a two-year period from the date he or she first became Owner or Annuitant. After the two-year suspension period is completed, the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

What options are available to my Beneficiary upon my death?

|X| During the accumulation period, if you die and the sole Beneficiary is your spouse, then your spouse may elect to be treated as the current Owner. The Annuity can be continued, subject to its terms and conditions, in lieu of receiving the death benefit. Your spouse may only assume ownership of the Annuity if he or she is designated as the sole primary Beneficiary.

|X|  In the event of your death, the death benefit must be distributed within:
         (a)  five years of the date of death; or
         (b) over a period not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death.

When do you determine the Death Benefit?

We determine the amount of the Death Benefit as of the date we receive "due proof of death" and any other written representations we require to determine the proper payment of the Death Benefit to all Beneficiaries. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death.

We will require written acknowledgment of all named Beneficiaries before we can determine the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit may be subject to market fluctuations.

VALUING YOUR INVESTMENT

HOW IS MY ACCOUNT VALUE DETERMINED?

During the accumulation period, the Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Allocation. The Account Value includes any additional amounts we applied to your Purchase Payments that we are entitled to recover upon surrender of your Annuity. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Allocation. When determining the Account Value on a day other than a Fixed Allocation's Maturity Date, the Account Value may include any Market Value Adjustment that would apply to a Fixed Allocation (if withdrawn or transferred) on that day.

WHAT IS THE SURRENDER VALUE OF MY ANNUITY?

The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is equal to your Account Value minus the Annual Maintenance Fee and any additional amounts we applied to your Purchase Payments that we are entitled to recover upon surrender of your Annuity. The Surrender Value will also include any Market Value Adjustment that may apply.

HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
When you allocate Account Value to a Sub-Account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuate with the market fluctuations of the Portfolios. The value of the Units also reflect the daily accrual for the Insurance Charge.

Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

Example

Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

HOW DO YOU VALUE FIXED ALLOCATIONS?

During the Guarantee Period, we use the concept of an Interim Value. The Interim Value can be calculated on any day and is equal to the initial value allocated to a Fixed Allocation plus all interest credited to a Fixed Allocation as of the date calculated. The Interim Value does not include the impact of any Market Value Adjustment. If you made any transfers or withdrawals from a Fixed Allocation, the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were withdrawn. To determine the Account Value of a Fixed Allocation on any day other than its Maturity Date, we multiply the Account Value of the Fixed Allocation times the Market Value Adjustment factor.

WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?

Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) days after we receive all of our requirements to issue the Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue the Annuity within two (2) days. During any period that we are trying to obtain the required information, your money is not invested.

Additional Purchase Payments: We will apply any additional Purchase Payments on the Valuation Day that we receive the Purchase Payment with satisfactory instructions.

Scheduled Transactions: "Scheduled" transactions include transfers under a Dollar Cost Averaging, rebalancing, or asset allocation program, Systematic Withdrawals, Minimum Distributions or Annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on Valuation Day prior to the scheduled transaction date.

Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Surrenders. Unscheduled transactions are processed and valued as of the Valuation Day we receive the request at our Office in good order.

Death Benefits: Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all materials we require for such transaction and that are satisfactory to us.


Transactions in Rydex and ProFund VP Sub-accounts: Any financial transactions involving the Rydex or ProFund VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. If you request a transaction involving the purchase or redemption of Units in one of the Rydex or ProFund VP Sub-accounts after the "cut-off" time, we will deem your request as received by us on the next Valuation Day. You may be required to submit a new request on the following day.

TAX CONSIDERATIONS

WHAT ARE SOME OF THE FEDERAL TAX CONSIDERATIONS OF THIS ANNUITY?
Following is a brief summary of some of the Federal tax considerations relating to this Annuity. However, since the tax laws are complex and tax consequences are affected by your individual circumstances, this summary of our interpretation of the relevant tax laws is not intended to be fully comprehensive nor is it intended as tax advice. Therefore, you may wish to consult a professional tax advisor for tax advice as to your particular situation.

HOW ARE AMERICAN SKANDIA AND THE SEPARATE ACCOUNTS TAXED?
The Separate Accounts are taxed as part of American Skandia. American Skandia is taxed as a life insurance company under Part I, subchapter L of the Code. No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Accounts with respect to the Annuities.

IN GENERAL, HOW ARE ANNUITIES TAXED?

Section 72 of the Code governs the taxation of annuities in general. Taxation of the Annuity will depend in large part on:

     1.   whether the Annuity is used by:
     |X| a qualified pension plan, profit sharing plan or other retirement arrangement that is eligible for special treatment under the Code (for purposes of this discussion, a "Qualified Contract"); or
     |X| an individual or a corporation, trust or partnership (a "Non-qualified Contract"); and

     2.   whether the Owner is:
     |X| an individual person or persons; or |X| an entity including a corporation, trust or partnership.

Individual Ownership: If one or more individuals own an Annuity, the Owner of the Annuity is generally not taxed on any increase in the value of the Annuity until an amount is received (a "distribution"). This is commonly referred to as "tax deferral". A distribution can be in the form of a lump sum payment including payment of a Death Benefit, or in annuity payments under one of the annuity payment options. Certain other transactions may qualify as a distribution and be subject to taxation.

Entity Ownership: If the Annuity is owned by an entity and is not a Qualified Contract, generally the Owner of the Annuity must currently include any increase in the value of the Annuity during a tax year in its gross income. An exception from current taxation applies for annuities held by a structured settlement company, by an employer with respect to a terminated tax-qualified retirement plan, a trust holding an annuity as an agent for a natural person, or by a decedent's estate by reason of the death of the decedent. A tax-exempt entity for Federal tax purposes will not be subject to income tax as a result of this provision.

HOW ARE DISTRIBUTIONS TAXED?

Distributions from an Annuity are taxed as ordinary income and not as capital gains.

Distributions Before Annuitization: Distributions received before annuity payments begin are generally treated as coming first from "income on the contract" and then as a return of the "investment in the contract". The amount of any distribution that is treated as receipt of "income on the contract" is includible in the taxpayer's gross income and taxable in the year it is received. The amount of any distribution treated as a return of the "investment in the contract" is not includible in gross income.

|X| "Income on the contract" is calculated by subtracting the taxpayer's "investment in the contract" from the aggregate value of all "related contracts" (discussed below).

|X| "Investment in the contract" is equal to total purchase payments for all "related contracts" minus any previous distributions or portions of such distributions from such "related contracts" that were not includible in gross income. "Investment in the contract" may be affected by whether an annuity or any "related contract" was purchased as part of a tax-free exchange of life insurance, endowment, or annuity contracts under Section 1035 of the Code. Unless "after-tax" or non-deductible contributions have been made to a Qualified Contract, the "investment in the contract" for a Qualified Contract will be considered zero for tax reporting purposes.

Distributions After Annuitization: A portion of each annuity payment received on or after the Annuity Date will generally be taxable. The taxable portion of each annuity payment is determined by a formula which establishes the ratio that the "investment in the contract" bears to the total value of annuity payments to be made. This is called the "exclusion ratio." The investment in the contract is excluded from gross income. Any additional payments received that exceed the exclusion ratio will be entirely includible in gross income. The formula for determining the exclusion ratio differs between fixed and variable annuity payments. When annuity payments cease because of the death of the person upon whose life payments are based and, as of the date of death, the amount of annuity payments excluded from taxable income by the exclusion ratio does not exceed the "investment in the contract," then the remaining portion of unrecovered investment is allowed as a deduction by the beneficiary in the tax year of such death.

Penalty Tax on Distributions: Generally, any distribution from an annuity not used in conjunction with a Qualified Contract (Qualified Contracts are discussed below) is subject to a penalty equal to 10% of the amount includible in gross income. This penalty does not apply to certain distributions, including:

|X|  Distributions made on or after the taxpayer has attained age 591/2;
|X| Distributions made on or after the death of the contract owner, or, if the owner is an entity, the death of the annuitant;
|X|  Distributions attributable to the taxpayer's becoming disabled;
|X| Distributions which are part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer (or the joint lives of the taxpayer and the taxpayer's Beneficiary);
|X| Distributions of amounts which are treated as "investments in the contract" made prior to August 14, 1982;
|X|  Payments under an immediate annuity as defined in the Code;
|X| Distributions under a qualified funding asset under Code Section 130(d); or |X| Distributions from an annuity purchased by an employer on the termination of a qualified pension plan that is held by the employer until the employee separates from service.

Special rules applicable to "related contracts": Contracts issued by the same insurer to the same contract owner within the same calendar year (other than certain contracts owned in connection with a tax-qualified retirement arrangement) are to be treated as one annuity contract when determining the taxation of distributions before annuitization. We refer to these contracts as "related contracts." In situations involving related contracts we believe that the values under such contracts and the investment in the contracts will be added together to determine the proper taxation of a distribution from any one contract described under the section "Distributions before Annuitization." Distributions will be treated as coming first from income on the contract until all of the income on all such related contracts is withdrawn, and then as a return of the investment in the contract. There is some uncertainty regarding the manner in which the Internal Revenue Service would view related contracts when one or more contracts are immediate annuities or are contracts that have been annuitized. The Internal Revenue Service has not issued guidance clarifying this issue as of the date of this Prospectus. You are particularly cautioned to seek advice from your own tax advisor on this matter.

Special concerns regarding "substantially equal periodic payments": (also known as "72(t)" or "72(q)" distributions) Any modification to a program of distributions which are part of a series of substantially equal periodic payments that occur before the later of the taxpayer reaching age 59 1/2 or five
(5) years from the first of such payments will result in the requirement to pay the taxes that would have been due had the payments been treated as subject to tax in the years received, plus interest. This does not apply when the modification is due by reason of death or disability. It is our understanding that the Internal Revenue Service may not consider a scheduled series of distributions to qualify under Sections 72(q) or 72(t) if the holder of the annuity retains the right to modify such distributions at will, even if such right is not exercised, or, for a variable annuity, depending on how payments are structured.

Special concerns regarding immediate annuities: The Internal Revenue Service has ruled that the exception to the 10% penalty described above for "non-qualified" immediate annuities as defined under the Code may not apply to annuity payments under a contract recognized as an immediate annuity under state insurance law obtained pursuant to an exchange of a contract if: (a) purchase payments for the exchanged contract were contributed or deemed to be contributed more than one year prior to the annuity starting date under the immediate annuity; and (b) the annuity payments under the immediate annuity do not meet the requirements of any other exception to the 10% penalty.

Special rules in relation to tax-free exchanges under Section 1035: Section 1035 of the Code permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. If an annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any distributions other than as annuity payments will be considered to come:

|X| First, from the amount of "investment in the contract" made prior to August 14, 1982 and exchanged into the annuity;
|X| Then, from any "income on the contract" that is attributable to the purchase payments made prior to August 14, 1982 (including income on such original purchase payments after the exchange);
|X| Then, from any remaining "income on the contract"; and |X| Lastly, from the amount of any "investment in the contract" made after
     August 13, 1982.

Therefore, to the extent a distribution is equal to or less than the investment in the contract made prior to August 14, 1982, such amounts are not included in taxable income. Further, distributions received that are considered to be a return of investment on the contract from purchase payments made prior to August 14, 1982, such distributions are not subject to the 10% tax penalty. In all other respects, the general provisions of the Code apply to distributions from annuities obtained as part of such an exchange.

On November 22, 1999, the Internal Revenue Service issued an acquiescence in the decision of the United States Tax Court in Conway v. Commissioner (111 T.C. 350
(1998)) that a taxpayer's partial surrender of an annuity contract and direct transfer of the resulting proceeds for the purchase of a new annuity contract qualifies as a non-taxable exchange under Section 1035 of the Internal Revenue Code. "Acquiescence" means that the IRS accepts the holding of the Court in a case and that the IRS will follow it in disposing of cases with the same controlling facts. Prior to the Conway decision, industry practice has been to treat a partial surrender of account value as fully taxable to the extent of any gain in the contract for tax reporting purposes and to "step-up" the basis in the contract accordingly. However with the IRS' acquiescence in the Conway decision, partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% IRS tax penalty on pre-age 59 1/2 withdrawals. The IRS reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. We do not know what transactions may be considered abusive. For example, we do not know how the IRS may view early withdrawals or annuitizations after a partial exchange. As of the date of this Prospectus, we continue to report partial surrenders of non-qualified annuities as subject to current taxation to the extent of any gain. However, we may change our reporting procedures to treat certain of these transactions as partial 1035 exchanges. Should we do so, we reserve the right to report transactions that may have been designed to receive partial 1035 exchange treatment as partial surrenders subject to current taxation if we, as a reporting and withholding agent, believe that we would be expected to deem a transaction to be abusive.

While the principles expressed in the Conway decision appear applicable to partial exchanges from life insurance, there is no guidance from the Internal Revenue Service as to whether it concurs with non-recognition treatment under
Section 1035 of the Code for such transactions. In addition, please be cautioned that no specific guidance has been provided as to the impact of such a transaction for the remaining life insurance policy, particularly as to the subsequent methods to be used to test for compliance under the Code for both the definition of life insurance and the definition of a modified endowment contract.

WHAT TAX CONSIDERATIONS ARE THERE FOR TAX-QUALIFIED RETIREMENT PLANS OR QUALIFIED CONTRACTS?
An annuity may be suitable as a funding vehicle for various types of tax-qualified retirement plans. We have provided summaries of the types of tax-qualified retirement plans with which we may issue an Annuity. These summaries provide general information about the tax rules and are not intended to be complete discussions. The tax rules regarding qualified plans are complex. These rules may include limitations on contributions and restrictions on distributions, including additional taxation of distributions and additional penalties. The terms and conditions of the tax-qualified retirement plan may impose other limitations and restrictions that are in addition to the terms of the Annuity. The application of these rules depends on individual facts and circumstances. Before purchasing an Annuity for use in a qualified plan, you should obtain competent tax advice, both as to the tax treatment and suitability of such an investment. American Skandia does not offer all of its annuities to all of these types of tax-qualified retirement plans.

Corporate Pension and Profit-sharing Plans: Annuities may be used to fund employee benefits of various corporate pension and profit-sharing plans established by corporate employers under Section 401(a) of the Code including 401(k) plans. Contributions to such plans are not taxable to the employee until distributions are made from the retirement plan. The Code imposes limitations on the amount that may be contributed and the timing of distributions. The tax treatment of distributions is subject to special provisions of the Code, and also depends on the design of the specific retirement plan. There are also special requirements as to participation, nondiscrimination, vesting and nonforfeitability of interests.

H.R. 10 Plans: Annuities may also be used to fund benefits of retirement plans established by self-employed individuals for themselves and their employees. These are commonly known as "H.R. 10 Plans" or "Keogh Plans". These plans are subject to most of the same types of limitations and requirements as retirement plans established by corporations. However, the exact limitations and requirements may differ from those for corporate plans.

Tax Sheltered Annuities: Under Section 403(b) of the Code, a tax sheltered annuity ("TSA") is a contract into which contributions may be made by certain qualifying employers such as public schools and certain charitable, educational and scientific organizations specified in Section 501(c)(3) for the benefit of their employees. Such contributions are not taxable to the employee until distributions are made from the TSA. The Code imposes limits on contributions, transfers and distributions. Nondiscrimination requirements also apply.

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Under a TSA, you may be prohibited from taking distributions from the contract attributable to contributions made pursuant to a salary reduction agreement unless the distribution is made:
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|X|      After the participating employee attains age 59 1/2;
|X|      Upon separation from service, death or disability; or
|X| In the case of financial hardship (subject to restrictions).
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Section 457 Plans: Under Section 457 of the Code, deferred compensation plans established by governmental and certain other tax exempt employers for their employees may invest in annuity contracts. The Code limits contributions and distributions, and imposes eligibility requirements as well. Contributions are not taxable to employees until distributed from the plan. However, plan assets remain the property of the employer and are subject to the claims of the employer's general creditors until such assets are made available to participants or their beneficiaries.

Individual Retirement Programs or "IRAs": Section 408 of the Code allows eligible individuals to maintain an individual retirement account or individual retirement annuity ("IRA"). IRAs are subject to limitations on the amount that may be contributed, the contributions that may be deducted from taxable income, the persons who may be eligible to establish an IRA and the time when distributions must commence. Further, an Annuity may be established with "roll-over" distributions from certain tax-qualified retirement plans and maintain the tax-deferred status of these amounts.

Roth IRAs: A form of IRA is also available called a "Roth IRA". Contributions to a Roth IRA are not tax deductible. However, distributions from a Roth IRA are free from Federal income taxes and are not subject to the 10% penalty tax if five (5) tax years have passed since the first contribution was made or any conversion from a traditional IRA was made and the distribution is made (a) once the taxpayer is age 59 1/2 or older, (b) upon the death or disability of the taxpayer, or (c) for qualified first-time home buyer expenses, subject to certain limitations. Distributions from a Roth IRA that are not "qualified" as described above may be subject to Federal income and penalty taxes.

Purchasers of IRAs and Roth IRAs will receive a special disclosure document, which describes limitations on eligibility, contributions, transferability and distributions. It also describes the conditions under which distributions from IRAs and qualified plans may be rolled over or transferred into an IRA on a tax-deferred basis and the conditions under which distributions from traditional IRAs may be rolled over to, or the traditional IRA itself may be converted into, a Roth IRA.

SEP IRAs: Eligible employers that meet specified criteria may establish Simplified Employee Pensions or SEP IRAs. Employer contributions that may be made to employee SEP IRAs are larger than the amounts that may be contributed to other IRAs, and may be deductible to the employer.

HOW ARE DISTRIBUTIONS FROM QUALIFIED CONTRACTS TAXED?

Distributions from Qualified Contracts are generally taxed under Section 72 of the Code. Under these rules, a portion of each distribution may be excludable from income. The excludable amount is the proportion of a distribution representing after-tax contributions. Generally, a 10% penalty tax applies to the taxable portion of a distribution from a Qualified Contract made prior to age 59 1/2. However, the 10% penalty tax does not apply when the distribution:

|X| is part of a properly executed transfer to another IRA or another eligible qualified account;
|X| is subsequent to the death or disability of the taxpayer (for this purpose disability is as defined in Section 72(m)(7) of the Code);
|X| is part of a series of substantially equal periodic payments to be paid not less frequently than annually for the taxpayer's life or life expectancy or for the joint lives or life expectancies of the taxpayer and a designated beneficiary;
|X|  is subsequent to a separation  from service after the taxpayer  attains age
     55*;
|X| does not exceed the employee's allowable deduction in that tax year for medical care*;
|X| is made to an alternate payee pursuant to a qualified domestic relations order*; and
|X|  is made pursuant to an IRS levy.

The exceptions above which are followed by an asterisk (*) do not apply to IRAs. Certain other exceptions may be available.

Minimum Distributions after age 70 1/2: A participant's interest in a Qualified Contract must generally be distributed, or begin to be distributed, by the "required beginning date". This is April 1st of the calendar year following the later of:
|X| the calendar year in which the individual attains age 70 1/2; or |X| the calendar year in which the individual retires from service with the employer sponsoring the plan. The retirement option is not available to IRAs.

The participant's entire interest must be distributed beginning no later than the required beginning date over a period which may not extend beyond a maximum of the life or life expectancy of the participant (or the life expectancies of the owner and a designated Beneficiary). Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by dividing the account value by the applicable life expectancy or pursuant to an annuity payout. If the account balance is used, it generally is based upon the Account Value as of the close of business on the last day of the previous calendar year.

If the participant dies before reaching his or her "required beginning date", his or her entire interest must generally be distributed within five (5) years of death. However, this rule will be deemed satisfied if distributions begin before the close of the calendar year following death to a designated
Beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the Beneficiary is the individual's surviving spouse, distributions may be delayed until the deceased owner would have attained age 70 1/2. A surviving spouse would also have the option to assume the IRA as his or her own if he or she is the sole designated beneficiary. If a participant dies after reaching his or her required beginning date or after distributions have commenced, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

If the amount distributed is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed.

GENERAL TAX CONSIDERATIONS

Diversification: Section 817(h) of the Code provides that a variable annuity contract, in order to qualify as an annuity, must have an "adequately diversified" segregated asset account (including investments in a mutual fund by the segregated asset account of insurance companies). If the diversification requirements under the Code are not met and the annuity is not treated as an annuity, the taxpayer will be subject to income tax on the annual gain in the contract. The Treasury Department's regulations prescribe the diversification requirements for variable annuity contracts. We believe the underlying mutual fund portfolios should comply with the terms of these regulations.

Transfers Between Investment Options: Transfers between investment options are not subject to taxation. The Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. Such guidelines may or may not address the number of investment options or the number of transfers between investment options offered under a variable annuity. It is not known whether such guidelines, if in fact promulgated, would have retroactive effect. It is also not known what effect, if any, such guidelines may have on transfers between the investment options of the Annuity offered pursuant to this Prospectus. We will take any action, including modifications to your Annuity or the Sub-accounts, required to comply with such guidelines if promulgated.

Federal Income Tax Withholding: Section 3405 of the Code provides for Federal income tax withholding on the portion of a distribution which is includible in the gross income of the recipient. Amounts to be withheld depend upon the nature of the distribution. However, under most circumstances a recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by filing a completed election form with us.

Certain distributions, including rollovers, from most Qualified Contracts, may be subject to automatic 20% withholding for Federal income taxes. This will not apply to:

|X|  any portion of a distribution paid as Minimum Distributions;
|X|  direct transfers to the trustee of another retirement plan;
|X| distributions from an individual retirement account or individual retirement annuity;
|X| distributions made as substantially equal periodic payments for the life or life expectancy of the participant in the retirement plan or the life or life expectancy of such participant and his or her designated beneficiary under such plan; and
|X|  certain other distributions where automatic 20% withholding may not apply.

Loans, Assignments and Pledges: Any amount received directly or indirectly as a loan from, or any assignment or pledge of any portion of the value of, an annuity before annuity payments have begun are treated as a distribution subject to taxation under the distribution rules set forth above. Any gain in an annuity on or after the assignment or pledge of an entire annuity and while such assignment or pledge remains in effect is treated as "income on the contract" in the year in which it is earned. For annuities not issued for as Qualified Contracts, the cost basis of the annuity is increased by the amount of any assignment or pledge includible in gross income. The cost basis is not affected by any repayment of any loan for which the annuity is collateral or by payment of any interest thereon.

Gifts: The gift of an annuity to someone other than the spouse of the owner (or former spouse incident to a divorce) is treated, for income tax purposes, as a distribution.

Estate and Gift Tax Considerations: You should obtain competent tax advice with respect to possible federal and state estate and gift tax consequences flowing from the ownership and transfer of annuities.

Generation-Skipping Transfers: Under the Code certain taxes may be due when all or part of an annuity is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract holder. These generation-skipping transfers generally include those subject to federal estate or gift tax rules. There is an aggregate $1 million exemption from taxes for all such transfers. We may be required to determine whether a transaction is a direct skip as defined in the Code and the amount of the resulting tax. We will deduct from your Annuity or from any applicable payment treated as a direct skip any amount of tax we are required to pay.

Considerations for Contingent Annuitants: There may be adverse tax consequences if a contingent annuitant succeeds an annuitant when the Annuity is owned by a trust that is neither tax exempt nor qualifies for preferred treatment under certain sections of the Code. In general, the Code is designed to prevent indefinite deferral of tax. Continuing the benefit of tax deferral by naming one or more contingent annuitants when the Annuity is owned by a non-qualified trust might be deemed an attempt to extend the tax deferral for an indefinite period. Therefore, adverse tax treatment may depend on the terms of the trust, who is named as contingent annuitant, as well as the particular facts and circumstances. You should consult your tax advisor before naming a contingent annuitant if you expect to use an Annuity in such a fashion.

GENERAL INFORMATION

HOW WILL I RECEIVE STATEMENTS AND REPORTS?

We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at http://www.americanskandia.com or any other electronic means, including diskettes or CD ROMs. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. Instead of immediately confirming transactions made pursuant to some type of periodic transfer program (such as a dollar cost averaging program) or a periodic Purchase Payment program, such as a salary reduction arrangement, we may confirm such transactions in quarterly statements. You should review the information in these statements carefully.

All errors or corrections must be reported to us at our Office as soon as possible to assure proper accounting to your Annuity. For transactions that are confirmed immediately, we assume all transactions are accurate unless you notify us otherwise within 10 days from the date you receive the confirmation. For transactions that are only confirmed on the quarterly statement, we assume all transactions are accurate unless you notify us within 10 days from the date you receive the quarterly statement. All transactions confirmed immediately or by quarterly statement are deemed conclusive after the applicable 10-day period. We may also send an annual report and a semi-annual report containing applicable financial statements, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

WHO IS AMERICAN SKANDIA?


American Skandia Life Assurance Corporation ("American Skandia") is a stock life insurance company domiciled in Connecticut with licenses in all 50 states and the District of Columbia. American Skandia is a wholly-owned subsidiary of American Skandia, Inc. formerly known as American Skandia Investment Holding Corporation, whose ultimate parent is Skandia Insurance Company Ltd., a Swedish company. American Skandia markets its products to broker-dealers and financial planners through an internal field marketing staff. In addition, American Skandia markets through and in conjunction with financial institutions such as banks that are permitted directly, or through affiliates, to sell annuities.


American Skandia is in the business of issuing variable annuity and variable life insurance contracts. American Skandia currently offers the following products: (a) flexible premium deferred annuities and single premium fixed deferred annuities that are registered with the SEC; (b) certain other fixed deferred annuities that are not registered with the SEC; (c) certain group variable annuities that are exempt from registration with the SEC that serve as funding vehicles for various types of qualified pension and profit sharing plans; (d) a single premium variable life insurance policy that is registered with the SEC; and (e) a flexible premium life insurance policy that is registered with the SEC.

WHAT ARE SEPARATE ACCOUNTS?

The assets supporting our obligations under the Annuities may be held in various accounts, depending on the obligation being supported. In the accumulation phase, assets supporting Account Values are held in separate accounts established under the laws of the State of Connecticut. We are the legal owner of assets in the separate accounts. In the payout phase, assets supporting fixed annuity payments and any adjustable annuity payments we make available are held in our general account. Income, gains and losses from assets allocated to these separate accounts are credited to or charged against each such separate account without regard to other income, gains or losses of American Skandia or of any other of our separate accounts. These assets may only be charged with liabilities which arise from the annuity contracts issued by American Skandia Life Assurance Corporation. The amount of our obligation in relation to allocations to the Sub-accounts is based on the investment performance of such Sub-accounts. However, the obligations themselves are our general corporate obligations.

Separate Account B

During the accumulation phase, the assets supporting obligations based on allocations to the variable investment options are held in Class 2 Sub-accounts of American Skandia Life Assurance Corporation Variable Account B, also referred to as "Separate Account B". Separate Account B consists of multiple Sub-accounts. The name of each Sub-account generally corresponds to the name of the underlying Portfolio. The names of each Sub-account are shown in the Statement of Additional Information. Separate Account B was established by us pursuant to Connecticut law. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B. The Sub-accounts offered pursuant to this Prospectus are all Class 2 Sub-accounts of Separate Account B. Each class of Sub-accounts in Separate Account B has a different level of charges assessed against such Sub-accounts. From November 16, 1993, the date the Class 2 Sub-accounts of the Separate Account commenced operations, until June 30, 1994 the annualized expenses charged against the Class 2 Sub-accounts totaled 1.90%. This included 1.00% as an investment allocation services charge and 0.90% for the combination of mortality and expense risk, as well as administration charges (we refer to this as the "Insurance Charge"). Starting on July 1, 1994, the 1.00% investment allocation services charge was no longer assessed against the Sub-accounts, so that the total annualized charges were 0.90%. As of May 1, 1998 the total annualized charges were further reduced to 0.65%. You will find additional information about these underlying mutual funds and portfolios in the prospectuses for such funds.

Separate Account B is registered with the SEC under the Investment Company Act of 1940 ("Investment Company Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the investment policies, management or practices of Separate Account B. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. We reserve the right to add Sub-accounts, eliminate Sub-accounts, to combine Sub-accounts, or to substitute underlying mutual funds or portfolios of underlying mutual funds.

Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the underlying mutual funds or fund portfolios, as applicable. We do not guarantee the investment results of any Sub-account. Your Account Value allocated to the Sub-accounts may increase or decrease. You bear the entire investment risk.

Separate Account D

During the accumulation phase, assets supporting our obligations based on Fixed Allocations are held in American Skandia Life Assurance Corporation Separate Account D, also referred to as Separate Account D. Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D. Separate Account D was established by us pursuant to Connecticut law.

There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

We have sole discretion over the investment managers retained to manage the assets maintained in Separate Account D. We currently employ investment managers for Separate Account D including, but not limited to, J.P. Morgan Investment Management Inc. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s).

We are not obligated to invest according to specific guidelines or strategies except as may be required by Connecticut and other state insurance laws.

WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

Voting Rights

We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares in the manner directed by Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with the necessary forms to provide us with their instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

Material Conflicts

It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

WHO DISTRIBUTES ANNUITIES OFFERED BY AMERICAN SKANDIA?


American Skandia Marketing, Incorporated ("ASM"), a wholly-owned subsidiary of American Skandia, Inc., is the distributor and principal underwriter of the securities offered through this prospectus. ASM acts as the distributor of a number of annuity and life insurance products we offer and both American Skandia Trust and American Skandia Advisor Funds, Inc., a family of retail mutual funds. ASM also acts as an introducing broker-dealer through which it receives a portion of brokerage commissions in connection with purchases and sales of securities held by portfolios of American Skandia Trust which are offered as underlying investment options under the Annuity.


ASM's principal business address is One Corporate Drive, Shelton, Connecticut 06484. ASM is registered as broker-dealer under the Securities Exchange Act of 1934 ("Exchange Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The Annuity is offered on a continuous basis. ASM enters into distribution agreements with independent broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from registration. Applications for the Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, ASM may offer the Annuity directly to potential purchasers.

Concessions may be paid based on Account Value. The maximum concession to be paid in connection with the sale is 0.30% per year of the Account Value. We may also provide compensation for providing ongoing service to you in relation to the Annuity. Concessions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.

In addition, firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to us or our affiliates. We or ASM may enter into compensation arrangements with certain firms. These arrangements will not be offered to all firms and the terms of such arrangements may differ between firms. Any such compensation will be paid by us or ASM and will not result in any additional charge to you. To the extent permitted by NASD rules and other applicable laws and regulations, ASM may pay or allow other promotional incentives or payments in the form of cash or other compensation.

Advertising: We may advertise certain information regarding the performance of the investment options. Details on how we calculate performance for the Sub-accounts are found in the Statement of Additional Information. This information may help you review the performance of the investment options and provide a basis for comparison with other annuities. It may be less useful when comparing the performance of the investment options with other savings or investment vehicles. Such other investments may not provide some of the benefits of annuities, or may not be designed for long-term investment purposes. Additionally other savings or investment vehicles may not be receive the beneficial tax treatment given to annuities under the Code.

Performance information on the Sub-accounts is based on past performance only and is not an indication or representation of future performance. Performance of the Sub-accounts is not fixed. Actual performance will depend on the type, quality and, for some of the Sub-accounts, the maturities of the investments held by the underlying mutual funds or portfolios and upon prevailing market conditions and the response of the underlying mutual funds to such conditions. Actual performance will also depend on changes in the expenses of the underlying mutual funds or portfolios. Such changes are reflected, in turn, in the Sub-accounts which invest in such underlying mutual fund or portfolio. In addition, the amount of charges assessed against each Sub-account will affect performance.

Some of the underlying mutual fund portfolios existed prior to the inception of these Sub-accounts. Performance quoted in advertising regarding such Sub-accounts may indicate periods during which the Sub-accounts have been in existence but prior to the initial offering of the Annuities, or periods during which the underlying mutual fund portfolios have been in existence, but the Sub-accounts have not. Such hypothetical performance is calculated using the same assumptions employed in calculating actual performance since inception of the Sub-accounts.

We may advertise the performance of the underlying mutual fund portfolios in the form of "Standard" and "Non-standard" Total Returns. "Standard Total Return" figures assume that all charges and fees are applicable. "Non-standard Total Return" figures may also be used that do not reflect all fees and charges. Non-standard Total Returns are calculated in the same manner as standardized returns. Any performance advertisements will not reflect the impact of any Target Value Credits.

The information we may advertise regarding the Fixed Allocations may include the then current interest rates we are crediting to new Fixed Allocations. Information on current rates will be as of the date specified in such advertisement. Rates will be included in advertisements to the extent permitted by law. Given that the actual rates applicable to any Fixed Allocation are as of the date of any such Fixed Allocation's Guarantee Period begins, the rate credited to a Fixed Allocation may be more or less than those quoted in an advertisement.


Advertisements   we  distribute   may  also  compare  the   performance  of  our
Sub-accounts with: (a) certain unmanaged market indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the NASDAQ 100, the Shearson Lehman Bond Index, the Frank Russell non-U.S. Universal Mean, the Morgan Stanley Capital International Index of Europe, Asia and Far East Funds, and the Morgan Stanley Capital International World Index; and/or (b) other management investment companies with investment objectives similar to the mutual fund or portfolio underlying the Sub-accounts being compared. This may include the performance ranking assigned by various publications, including but not limited to the Wall Street Journal, Forbes, Fortune, Money, Barron's, Business Week, USA Today and statistical services, including but not limited to Lipper Analytical Services Mutual Funds Survey, Lipper Annuity and Closed End Survey, the Variable Annuity Research Data Survey, SEI, the Morningstar Mutual Fund Sourcebook and the Morningstar Variable Annuity/Life Sourcebook.


American Skandia Life Assurance Corporation may advertise its rankings and/or ratings by independent financial ratings services. Such rankings may help you in evaluating our ability to meet our obligations in relation to Fixed Allocations, pay minimum death benefits, pay annuity payments or administer Annuities. Such rankings and ratings do not reflect or relate to the performance of Separate Account B.

AVAILABLE INFORMATION

A Statement of Additional Information is available from us without charge upon your request. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in those registration statements and the exhibits thereto. You may obtain copies of these materials at the prescribed rates from the SEC's Public Reference Section, 450 Fifth Street N.W., Washington, D.C., 20549. You may inspect and copy those registration statements and exhibits thereto at the SEC's public reference facilities at the above address, Room 1024, and at the SEC's Regional Offices, 7 World Trade Center, New York, NY, and the Everett McKinley Dirksen Building, 219 South Dearborn Street, Chicago, IL. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this Prospectus is modified or superseded by a statement in this Prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Prospectus. The Annual Report on Form 10-K for the year ended December 31, 1999 previously filed by the Company with the SEC under the Exchange Act is incorporated by reference in this Prospectus.

We will furnish you without charge a copy of any or all of the documents incorporated by reference in this Prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request.


HOW TO CONTACT US
You can contact us by:

|X| calling our Customer Service Team at 1-800-752-6342 or our automated telephone access and response system (STARS) at 1-800-766-4530
|X|  writing to us at American  Skandia Life Assurance  Corporation,  Attention:
     Customer Service, P.O. Box 7038, Bridgeport, Connecticut 06601-7038
|X| sending an email to customerservice@americanskandia.com or visiting our Internet Website at www.americanskandia.com
|X| accessing information about your Annuity through our Internet Website at www.americanskandia.com

You can obtain account information through our automated telephone access and response system (STARS) and at www.americanskandia.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney or a financial professional, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN through our automated telephone access and response system (STARS) and at www.americanskandia.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

American Skandia does not guarantee access to telephonic and electronic information or that we will be able to accept transaction instructions via the telephone or electronic means at all times. American Skandia reserves the right to limit, restrict or terminate telephonic and electronic transaction privileges at any time.


INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

LEGAL PROCEEDINGS

As of the date of this Prospectus, neither we nor ASM were involved in any litigation outside of the ordinary course of business, and know of no material claims.

EXECUTIVE OFFICERS AND DIRECTORS

Our executive officers, directors and certain significant employees, their ages, positions with us and principal occupations are indicated below. The immediately preceding work experience is provided for officers that have not been employed by us or an affiliate for at least five years as of the date of this Prospectus.

Name/                                                         Position with American Skandia
Age                                                           Life Assurance Corporation                        Principal Occupation
---                                                           --------------------------                        --------------------

Patricia J. Abram                                             Senior Vice President                            Senior Vice President
48                                                                                                       and National Sales Manager,
                                                                                                                      Variable Life:
                                                                                                                   American Skandia
                                                                                                             Marketing, Incorporated

Ms. Abram  joined us in 1998.  She  previously  held the position of Senior Vice
President, Chief Marketing Officer with Mutual Service Corporation. Ms. Abram was employed there since 1982.

Lori Allen                                                    Vice President                                         Vice President:
30                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Kimberly Anderson                                             Vice President                                         Vice President,
33                                                                                                           National Sales Manager/
                                                                                                                    Qualified Plans:
                                                                                            American Skandia Marketing, Incorporated

Robert M. Arena                                               Vice President                                         Vice President:
31                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Mr. Arena joined us in 1995. He previously held an internship position with KPMG
Peat  Marwick in 1994 and the position of Group Sales  Representative  with Paul
Revere Insurance from October, 1990 to August, 1993.

Gordon C. Boronow                                             President and                                            President and
47                                                            Deputy Chief Executive Officer         Deputy Chief Executive Officer:
                                                              Director (since July, 1991)                      American Skandia Life
                                                                                                               Assurance Corporation

Robert W. Brinkman                                            Senior Vice President                           Senior Vice President,
35                                                                                                           National Sales Manager:
                                                                                                                    American Skandia
                                                                                                             Marketing, Incorporated

Malcolm M. Campbell                                           Director (since July, 1991)                 Director of Operations and
44                                                                                                     Chief Actuary, Assurance and
                                                                                                        Financial Services Division:
                                                                                                      Skandia Insurance Company Ltd.

Jan R. Carendi                                                Chief Executive                    Senior Executive Vice President and
55                                                            Officer and                      Member of Executive Management Group:
                                                              Chairman of the                         Skandia Insurance Company Ltd.
                                                              Board of Directors
                                                              Director (since May, 1988)

Carl Cavaliere                                                Vice President                                         Vice President:
37                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Mr. Cavaliere joined us in 1998. He previously held the position of Director of Operations with Aetna, Inc. since 1989.


Y.K. Chan                                                     Senior Vice President                            Senior Vice President
42                                                                                                    and Chief Information Officer:
                                                                                                        American Skandia Information
                                                                                                 Services and Technology Corporation

Mr. Chan joined us in 1999. He previously held the position of Chief Information
Officer with E.M. Warburg Pincus from January 1995 until April 1999 and the position of Vice President, Client Server Application Development with Scudder,
Stevens and Clark from January 1991 until January 1995.

Lucinda C. Ciccarello                                         Vice President                           Vice President, Mutual Funds:
41                                                                                                                 American Skandia
                                                                                                             Marketing, Incorporated

Ms.  Ciccarello joined us in 1997. She previously held the position of Assistant
Vice President with Phoenix Duff & Phelps since 1984.

Lincoln R. Collins                                            Senior Vice President                           Senior Vice President:
39                                                            Director (since February, 1996)                  American Skandia Life
                                                                                                               Assurance Corporation

Tim Cronin                                                    Vice President                                         Vice President:
34                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Mr. Cronin joined us in 1998. He previously held the position of  Manager/Client
Investor with Columbia Circle Investors since 1995.

Henrik Danckwardt                                             Director (since July, 1991)                        Director of Finance
46                                                                                                               and Administration,
                                                                                                             Assurance and Financial
                                                                                                                  Services Division:
                                                                                                      Skandia Insurance Company Ltd.

Harold Darak                                                  Vice President                                         Vice President:
39                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Mr.   Darak   joined  us  in  1999.   He   previously   held  the   position  of
Consultant/Senior Manager with Deloitte & Touche since 1998 and the positions of
Second  Vice  President  with The  Guardian  since 1996 and The  Travelers  from
October, 1982 until December, 1995.

Wade A. Dokken                                                Deputy Chief Executive Officer                           DCEO and COO:
40                                                            and Chief Operating Officer                      American Skandia Life
                                                              Director (since July, 1991)                      Assurance Corporation


Elaine C. Forsyth                                             Vice President                                         Vice President:
38                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Larisa Gromyko                                                Director, Insurance Compliance         Director, Insurance Compliance:
53                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Maureen Gulick                                                Director, Business Operations           Director, Business Operations:
37                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Berthann Jones                                                Vice President                                         Vice President:
45                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Ms.  Jones  joined  us in  1997.  She  previously  held  the  position  of  Vice
President/Trust  Officer with Ridgefield Bank since 1996 and Manager with Wright
Investors Service since 1993.

Ian Kennedy                                                   Senior Vice President                           Senior Vice President,
52                                                                                                                 Customer Service:
                                                                                                                    American Skandia
                                                                                                             Marketing, Incorporated

Mr. Ian Kennedy joined us in 1998. He previously was self-employed since 1996 and held the position of Vice President, Customer Service with SunLife of Canada from September, 1968 to August, 1995.

T. Richard Kennedy                                            General Counsel and                                   General Counsel:
65                                                            Director (since March, 2000)                     American Skandia Life
                                                                                                               Assurance Corporation

Mr. T. Richard Kennedy joined us in 1999. He previously was Managing Partner with the law firm of Werner & Kennedy.

N. David Kuperstock                                           Vice President                                         Vice President:
48                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Thomas M. Mazzaferro                                          Executive Vice President and              Executive Vice President and
47                                                            Chief Financial Officer,                      Chief Financial Officer:
                                                              Director (since September, 1994)                 American Skandia Life
                                                                                                               Assurance Corporation

Gunnar J. Moberg                                              Director (since October, 1994)         Director - Marketing and Sales,
45                                                                                                          Assurances and Financial
                                                                                                                  Services Division:
                                                                                                      Skandia Insurance Company Ltd.

David R. Monroe                                               Senior Vice President,                          Senior Vice President,
38                                                            Treasurer and                                            Treasurer and
                                                              Corporate Controller                             Corporate Controller:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Mr. Monroe joined us in 1996. He  previously  held  positions of Assistant  Vice
President at Allmerica Financial since 1994.

Michael A. Murray                                             Senior Vice President                                  Vice President,
31                                                                                                           National Sales Manager:
                                                                                                                    American Skandia
                                                                                                             Marketing, Incorporated

Brian O'Connor                                                Vice President                                         Vice President,
35                                                                                                           National Sales Manager,
                                                                                                               Internal Wholesaling:
                                                                                                                    American Skandia

                                                                                                             Marketing, Incorporated

M. Patricia Paez                                              Vice President                                         Chief of Staff:
39                                                                                                            American Skandia, Inc.




Polly Rae                                                     Vice President                                         Vice President:
37                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Rebecca Ray                                                   Vice President                                         Vice President:
44                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Ms.  Ray  joined us in 1999.  She  previously  held the  position  of First Vice
President with Prudential  Securities since 1997 and Vice President with Merrill
Lynch since 1995.

Rodney D. Runestad                                            Vice President                                         Vice President:
50                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Hayward L. Sawyer                                             Senior Vice President                         Executive Vice President
55                                                                                                           National Sales Manager:
                                                                                                                   American Skandia
                                                                                                             Marketing, Incorporated

Lisa Shambelan                                                Vice President                                         Vice President:
34                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Karen Stockla                                                 Vice President                                         Vice President,
33                                                                                                Intellectual Resources Department:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Ms. Stockla joined us in 1998. She previously held the position of Manager, Application Development with Citizens Utilities Company since 1996 and HRIS Tech
Support Representative with Yale New Haven Hospital since 1993.

William H. Strong                                             Vice President                                         Vice President:
56                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Mr. Strong joined us in 1997. He previously held the position of Vice President with American Financial Systems from June 1994 to October 1997 and the position of Actuary with Connecticut Mutual Life from June 1965 to June 1994.

Leslie S. Sutherland                                          Vice President                                         Vice President,
46                                                                                                    National Key Accounts Manager:
                                                                                                                    American Skandia
                                                                                                             Marketing, Incorporated

Amanda C. Sutyak                                              Vice President                                         Vice President:
42                                                            Director (since July, 1991)                      American Skandia Life
                                                                                                               Assurance Corporation

Christian A. Thwaites                                         Senior Vice President                           Senior Vice President,
42                                                                                                      National Marketing Director:
                                                                                                                    American Skandia
                                                                                                             Marketing, Incorporated

Mr. Thwaites joined us in 1996. He previously held the position of consultant with Monitor Company since October 1995 and Vice President with Aetna, Inc.
since 1995.


Mary Toumpas                                                  Vice President                                      Vice President and
48                                                                                                              Compliance Director:
                                                                                                                    American Skandia
                                                                                                             Marketing, Incorporated

Ms. Toumpas  joined us in 1997.  She  previously  held the position of Assistant
Vice President with Chubb Life/Chubb Securities since 1973.

Bayard F. Tracy                                               Senior Vice President and                       Senior Vice President,
52                                                            Director (since September, 1994)               National Sales Manager:
                                                                                                                    American Skandia
                                                                                                             Marketing, Incorporated

Deborah G. Ullman                                             Senior Vice President                        Senior Vice President and
45                                                                                                          Chief Operating Officer:
                                                                                                                    American Skandia
                                                                                                             Marketing, Incorporated

Ms. Ullman joined us in 1998. She previously held the position of Vice President with Aetna, Inc. since 1977.

Jeffrey M. Ulness                                             Vice President                                         Vice President:
39                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Derek Winegard                                                Vice President                                         Vice President:
41                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Mr.  Winegard  joined us in 1999. He previously held the position of Senior Vice
President with Trust Consultants, Inc. since 1991.

Brett M. Winson                                               Senior Vice President and                       Senior Vice President,
44                                                            Director (since March 2000)          Intellectual Resource Development
                                                                                                              American Skandia, Inc.

Mr. Winson  joined us in 1998.  He  previously  held the position of Senior Vice
President with Sakura Bank, Ltd. since 1990.




CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The following are the contents of the Statement of Additional Information:

General Information about American Skandia
|X|  American Skandia Life Assurance Corporation
|X| American Skandia Life Assurance Corporation Variable Account B (Class 2 Sub-accounts)
|X|  American Skandia Life Assurance Corporation Separate Account D

Principal Underwriter/Distributor - American Skandia Marketing, Incorporated

How Performance Data is Calculated
|X|  Current and Effective Yield
|X|  Total Return

How the Unit Price is Determined

Additional Information on Fixed Allocations
|X|  How We Calculate the Market Value Adjustment

General Information
|X|  Voting Rights
|X|  Modification
|X|  Deferral of Transactions
|X|  Misstatement of Age or Sex
|X|  Ending the Offer

Independent Auditors

Legal Experts

Financial Statements
|X| Appendix A - American Skandia Life Assurance Corporation Variable Account B (Class 2 Sub-accounts)

            APPENDIX A - FINANCIAL INFORMATION ABOUT AMERICAN SKANDIA



SELECTED FINANCIAL DATA

The following table summarizes information with respect to the operations of the
Company:


(in thousands)                                                     For the Year Ended December 31,

                                                 1999              1998           1997           1996            1995
                                                 ----              ----           ----           ----            ----
STATEMENT OF OPERATIONS DATA

Revenues:
Annuity and life insurance
   charges and fees*                       $     289,989   $      186,211   $    121,158     $    69,780   $    38,837
Fee income                                        83,243           50,839         27,593          16,420         6,206
Net investment income                             10,441           11,130          8,181           1,586         1,601
Premium income and
    other revenues                                 3,688            1,360          1,082             265            45
                                           -------------    -------------   ------------     -----------   -----------
Total revenues                             $     387,361    $     249,540   $    158,014     $    88,051   $    46,689
                                           =============    =============   ============     ===========   ===========

Benefits and Expenses:
Annuity and life insurance benefits        $         612    $         558   $      2,033     $       613   $       555
Change in annuity policy reserves                  3,078            1,053             37             635        (6,779)
Cost of minimum death benefit
    reinsurance                                    2,945            5,144          4,545           2,867         2,057
Return credited to contractowners                 (1,639)          (8,930)        (2,018)            673        10,613
Underwriting, acquisition and

    other insurance expenses                     206,350          167,790         90,496          49,887        35,914
Interest expense                                  69,502           41,004         24,895          10,791         6,500
                                           -------------    -------------  -------------    ------------  ------------

Total benefits and expenses                $     280,848    $     206,619  $     119,988    $     65,466  $     48,860
                                           =============    =============  =============    ============  ============
Income tax expense (benefit)               $      30,344    $       8,154  $      10,478    $     (4,038) $        397
                                           =============    =============  =============    ============  ============

Net income (loss)                          $      76,169    $      34,767  $      27,548    $     26,623  $     (2,568)
                                           =============    =============  =============    ============  =============

STATEMENT OF FINANCIAL CONDITION

Total Assets                               $  30,849,414    $  18,848,273  $  12,894,290    $  8,268,696  $  4,956,018
                                           =============    =============  =============    ============  ============

Future fees payable to parent              $     576,034    $     368,978  $     233,034    $     47,112  $          -
                                           =============    =============  =============    ============  ============

Surplus Notes                              $     179,000    $     193,000  $     213,000    $    213,000  $    103,000
                                           =============    =============  =============    ============  ============
Shareholder's  Equity                      $     359,434    $     250,417  $     184,421     $   126,345  $     59,713
                                           =============    =============  =============     ===========  ============

* On annuity and life  insurance  sales of $6,862,968,  $4,159,662,  $3,697,990,
$2,795,114, and $1,628,486 during the years ended December 31, 1999, 1998, 1997,
1996, and 1995, respectively, with contractowner assets under management of $29,396,693, $17,854,761, $12,119,191, $7,764,891, and $4,704,044 as of December
31, 1999, 1998, 1997, 1996 and 1995, respectively.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Management's Discussion and Analysis of Financial Condition and Results of Operations should be read in conjunction with the financial statements and the notes thereto and Item 6, Selected Financial Data.

Management's Discussion and Analysis of Financial Condition and Results of Operations contains certain forward-looking statements pursuant to the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on estimates and assumptions that involve certain risks and uncertainties, therefore actual results could differ materially due to factors not currently known. These factors include significant changes in financial markets and other economic and business conditions, state and federal legislation and regulation, ownership and competition.

 Results of Operations

 Annuity and life insurance sales increased 65%, 12%, and 32% in 1999, 1998 and 1997, respectively. The Company continues to show significant growth in sales volume as a result of innovative product development activities, the recruitment and retention of top producers, and the success of its highly rated customer service teams. The sales growth was also attributable to the strong performance of the underlying mutual funds, which support the Separate Account assets. All three major distribution channels achieved significant sales growth in 1999.

 As a result of the significant growth in sales and assets under management, contractowner fees and charges and fees generated from transfer agency-type and investment support activities increased considerably over the past three years:

     (annual percentage growth)   1999              1998              1997

   Annuity and life insurance
     charges and fees              56%               54%              74%
   Fee income                      64%               84%              68%

Net investment income decreased 6% in 1999, increased 36% and 416% in 1998 and 1997, respectively. The decrease in 1999 was the result of $1,036,000 of amortization of the premium paid on a derivative instrument purchased during 1999. As noted in Note 2C of Notes to Consolidated Financial Statements, the derivative instrument, an equity put option, was purchased as a hedge against potential GMDB reserves increases. Excluding the derivative amortization, 1999 net investment income increased 3% as a result of increased bond holdings in support of the Company's risk-based capital initiatives. The increases in 1998 and 1997 were generated from the bond holdings, which were increased in 1998 and 1997 to meet risk based capital goals, which in turn, have increased as a result of the growth in business.

 Premium income represents premiums earned on sale of ancillary contracts; immediate annuities with life contingencies, supplementary contracts with life contingencies and certain life insurance products. Sales of supplementary contracts increased in 1999 and decreased in slightly in 1998 and 1997. There were no immediate annuities sold in 1999 and sales in 1998 and 1997 were modest.

 Annuity benefits, which represent immediate annuities, supplementary contracts and death benefits paid on annuity contracts with mortality risks were not significant in each of the past three years due primarily to the age of the policies in force.

 The change in annuity policy reserves includes changes in reserves related to annuity contracts with mortality risks as well as the Company's guaranteed minimum death benefit ("GMDB") liability. During the second quarter of 1999, the Company's agreement to reinsure substantially all of its exposure on the GMDB was terminated and the business was recaptured, as the reinsurer had announced its intention to exit this market. The increase in reserves resulting from this change was offset by a decrease in reserves associated with the change to reserve methodology on the GMDB. The new reserve methodology complies with the National Association of Insurance Commissioners Actuarial Guideline XXXIV. In the later half of 1999, the Company instituted a hedge program to manage the market risk and reserve fluctuations associated with the GMDB policies through the use of equity put options. The Company is currently continuing this program while evaluating alternative hedging strategies.

 The reinsurance premium associated with the GMDB exposure is based on levels of assets under management. Due to increased sales and account growth, this cost had increased in 1997 and 1998 and through May 1999. The termination of the reinsurance treaty as of May 31, 1999 resulted in the year to year decrease in this benefit for the twelve months ended December 31, 1999.

 Return credited to contractowners consists of revenues on the variable and market value adjusted annuities and variable life insurance, offset by the benefit payments and change in reserves required on this business. Market value adjusted annuity activity has the largest impact on this benefit. In 1999, the Separate Account investment returns on these contracts did not meet the expected returns calculated in the reserves. In 1998, the actual returns significantly outperformed the expected returns and in 1997, these expectations were met.

 Underwriting, acquisition and other insurance expenses for 1999, 1998 and 1997 were as follows:


                       (in thousands)                     1999                 1998               1997
                                                          ----                 ----               ----

   Commissions and general expenses                    $ 576,649            $ 342,594          $ 281,560
   Net capitalization of deferred
      acquisition costs                                 (370,299)            (174,804)          (191,064)
                                                       ---------            ---------           ---------

   Underwriting, acquisition and other
      insurance expenses                               $ 206,350             $167,790            $90,496
                                                       =========             ========            =======

Commissions, general operating expenses and the net deferral of acquisition costs have all increased in 1999, due largely to record sales. Current sales trends have resulted in a shift to asset based commission agreements. This coupled with increased asset levels from increased sales and equity market appreciation have led to the increase in commissions and general expenses. In 1998, commissions and general expenses increased as a result of strong sales and start up costs associated with the Company's entry into variable life insurance and qualified plans. The net capitalization of acquisition costs decreased in 1998 as a result of increased amortization. In 1997, expense increases were driven primarily from strong sales.

Interest  expense  increased  $28,498,000,  $16,109,000 and $14,104,000 in 1999,
1998 and 1997, respectively, as a result of additional financing transactions, which consisted of the sale of future fees to the Parent ("securitization transactions"). In addition, the Company retired surplus notes on December 10, 1999 and December 31, 1998 of $14,000,000 and $20,000,000 respectively. Surplus notes outstanding as of December 31, 1999 and 1998 totaled $179,000,000 and $193,000,000, respectively.

The effective income tax rates for the years ended December 31, 1999, 1998 and 1997 were 28%, 19% and 28%, respectively. The effective rate is lower than the corporate rate of 35% due to permanent differences, with the most significant item being the dividend received deduction. Management believes that based on the taxable income produced in the past two years, as well as the continued growth in annuity sales, the Company will produce sufficient taxable income in future years to realize its deferred tax assets.

The Company generated net income after tax of $76,169,000, $34,767,000 and $27,548,000 in 1999, 1998 and 1997, respectively. The Company benefited in each of the past three years from strong sales growth and favorable market conditions. The Company considers Mexico an emerging market and has invested in the Skandia Vida operations with the expectation of generating profits from long-term savings products in future years. As such, Skandia Vida has generated net losses of $2,523,000, $2,514,000 and $1,438,000 for the years ended December 31, 1999, 1998 and 1997, respectively.

Total assets grew 64%, 46%, and 56% in 1999, 1998 and 1997, respectively. These increases were a direct result of the substantial sales volume and market growth of the separate account assets. The sales and market growth also drove increases in deferred acquisition costs, as well as fixed maturity investments held in support of the Company's risk based capital requirements. Liabilities grew 64%, 46%, and 56% in 1999, 1998 and 1997, respectively, as a result of the reserves required for the increased sales activity along with the sale of future fees and charges during these periods. These sales of future fees and charges to the Parent are needed to fund the acquisition costs of the Company's variable annuity and life insurance business.

Liquidity and Capital Resources

The Company's liquidity requirement was met by cash from insurance operations, investment activities, borrowings from its Parent and the sale of rights to future fees and charges to its Parent.

The majority of the operating cash outflow resulted from the sale of variable annuity and variable life products which carry a contingent deferred sales charge. This type of product causes a temporary cash strain in that 100% of the proceeds are invested in separate accounts supporting the product leaving a cash (but not capital) strain caused by the acquisition cost for the new business. This cash strain required the Company to look beyond the cash made available by insurance operations and investments of the Company to financing in the form of surplus notes, capital contributions, the sale of certain rights to future fees and charges as well as modified coinsurance reinsurance arrangements:

     o During 1999 and 1998, the Company  received  $34,800,000 and $22,600,000, respectively, from ASI to support the capital needs of its U.S. operations during the current year along with the following year's anticipated growth in business. In addition, the Company received $1,690,000 and $5,762,000 from ASI in 1999 and 1998 to support its investment in Skandia Vida.

     o Funds received from new securitization transactions amounted to $265,710,000, $169,881,000, and $194,512,000 for 1999, 1998 and 1997,
     respectively (see Note 8 of the Notes to Audited Consolidated Financial Statements). In addition, $71,000,000 was received from ASI in the fourth quarter of 1999 in advance of a securitization transaction completed in the first quarter of 2000.

     o During 1999, 1998 and 1997, the Company extended its reinsurance agreements. The reinsurance agreements are modified coinsurance arrangements where the reinsurer shares in the experience of a specific book of business.

The Company expects the continued use of reinsurance and securitization transactions to fund the cash strain anticipated from the acquisition costs on the coming years' sales volume.

As of December  31, 1999 and 1998,  shareholder's  equity was  $359,434,000  and
$250,417,000,   respectively.  The  increases  were  driven  by  the  previously
mentioned  capital   contributions   received  from  ASI  and  net  income  from
operations.

The Company has long-term surplus notes and short-term borrowings with ASI. No dividends have been paid to ASI.

The National Association of Insurance Commissioners ("NAIC") requires insurance companies to report information regarding minimum Risk Based Capital ("RBC") requirements. These requirements are intended to allow insurance regulators to identify companies which may need regulatory attention. The RBC model law requires that insurance companies apply various factors to asset, premium and reserve items, all of which have inherent risks. The formula includes components for asset risk, insurance risk, interest risk and business risk. The Company has complied with the NAIC's RBC reporting requirements and has total adjusted capital well above required capital.

Effects of Inflation

The rate of inflation has not had a significant effect on the Company's financial statements.

Year 2000 Compliance

The Company's computer support is provided by its affiliate, American Skandia Information Services and Technology Corporation, which also provides such support for the Company's affiliated broker-dealer, American Skandia Marketing, Incorporated and the Company's affiliated investment advisory firm, American
Skandia Investment Services, Incorporated. Because of the nature of the Company's business, any assessment of the potential impact of the Year 2000 issues on the Company must be an assessment of the potential impact of these issues on all these companies, which are referred to below as "American Skandia".

The Company experienced no significant errors or disruptions in computer service, interfaces with computer systems of investment managers, sub-advisors, third party administrators, vendors and other business partners on or after January 1, 2000.

American Skandia engaged external information technology specialists to review its operating systems and internally developed software. The costs associated with these assessments and Year 2000 related remediation was $1,400,000 in 1999 and $750,000 in 1998 and prior. The Company was allocated the majority of these costs.

American Skandia continues to review new and existing systems and has contingency plans in place as part of its Business Continuity Plan. This plan involves virtually all aspects of the business and will continue to be a focus of management beyond the Year 2000 event.

Outlook

The Company believes that it is well positioned to retain and enhance its position as a leading provider of financial products for long-term savings and retirement purposes as well as to address the economic impact of premature death, estate and business planning concerns and supplemental retirement needs. Strength in the areas of investment options offered, innovative and leading edge product offerings and superior customer service are expected to allow the Company to continue to grow market share in a marketplace which continues to grow.

Certain regulatory and legislative initiatives or proposed accounting standards, if adopted, could adversely impact the Company, despite it's strong market position. Of particular importance is President Clinton's proposed budget for 2001, which includes proposed revenue-raising tax changes such as the "DAC tax" on annuity and life products that could further increase the Company's cash strain. In addition, the recently enacted Financial Services Modernization Act, which allows banks and insurance companies to affiliate under a common holding company, may create previously unseen competitive pressures that could impact the Company's ability to do business in the same manner it has previously. Additionally, discussions on regulation of the Internet may impact on the way the Company does business in the future.

QUANTITATIVE AND QUALITATIVE  DISCLOSURES ABOUT MARKET RISK

The Company is subject to potential fluctuations in earnings and the fair value of certain of its assets and liabilities, as well as variations in expected cash flows due to changes in market interest rates and equity prices. The following discussion focuses on specific exposures the Company has to interest rate and equity price risk and describes strategies used to manage these risks. The discussion is limited to financial instruments subject to market risks and is not intended to be a complete discussion of all of the risks the Company is exposed to.

Interest Rate Risk

Fluctuations in interest rates can potentially impact the Company's profitability and cash flows. The Company has 97% of assets held under management that are in non-guaranteed Separate Accounts for which the Company's exposure is not significant as the contractowner assumes substantially all the investment risk. On the remaining 3% of assets the interest rate risk from contracts that carry interest rate exposure, is managed through an asset/liability matching program which takes into account the risk variables of the insurance liabilities supported by the assets.

At December 31, 1999, the Company held in its general account $201,509,000 of fixed maturity investments that are sensitive to changes in interest rates. These securities are held in support of the Company's fixed immediate annuities and supplementary contracts ($29,912,000 in reserves at December 31, 1999) and in support of the Company's target solvency capital. The Company has a conservative investment philosophy with regard to these investments. All investments are investment grade corporate securities, government agency or U.S. government securities.

The Company's deferred annuity products offer a fixed option which subjects the Company to interest rate risk. The fixed option guarantees a fixed rate of interest for a period of time selected by the contractowner. Guarantee period options available range from 1 to 10 years. Withdrawal of funds before the end of the guarantee period subjects the contract holder to a market value adjustment ("MVA"). In the event of rising interest rates, which make the fixed maturity securities underlying the guarantee less valuable, the MVA could be negative. In the event of declining interest rates, which make the fixed maturity securities underlying the guarantee more valuable, the MVA could be positive. The resulting increase or decrease in the value of the fixed option, from calculation of the MVA, should substantially offset the increase or decrease in the market value of the securities underlying the guarantee. The Company maintains strict asset/liability matching to enable this offset. However, the Company still takes on the default risk for the underlying securities, the interest rate risk of reinvestment of interest payments and the risk of failing to maintain the asset/liability matching program with respect to duration and convexity. At December 31, 1999 the Company had $939,585,000 in fixed investment options subject to these risks.

Equity Market Exposure

The primary equity market risk to the Company comes from the nature of the variable annuity and variable life products sold by the Company. Various fees and charges earned are substantially derived as a percentage of the market value of assets under management. In a market decline, this income would be reduced. This could be further compounded by customer withdrawals, net of applicable surrender charge revenues, partially offset by transfers to the fixed option discussed above. A 10% decline in the market value of the assets under management at December 31, 1999, sustained throughout 2000, would result in an approximate drop in related annual fee income of $48,178,000.

As discussed in Note 2 of the Consolidated Financial Statements, in 1999 the Company utilized derivative instruments to hedge against the risk of significant decreases in equity markets which would expose the Company to increases in guaranteed minimum death benefits liabilities. Prior to the implementation of this program the Company utilized reinsurance to transfer this risk.

The Company has a small portfolio of equity investments; mutual funds which are held in support of a deferred compensation program. In the event of a decline in market values of underlying securities, the value of the portfolio would decline, however the accrued benefits payable under the related deferred compensation program would decline by a corresponding amount.

In addition, it is not clear what the impact of a prolonged downturn in the equity markets would have on ongoing sales. Customer's perceptions of a downturn in equity markets coupled with rising interest rates could move them into financial products other than variable annuities or variable life; however, the Company's products might remain attractive to purchasers in relation to other long-term savings vehicles even after such a decline.

                  AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION



                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Shareholder of
    American Skandia Life Assurance Corporation
Shelton, Connecticut

We have audited the consolidated statements of financial condition of American Skandia Life Assurance Corporation (the "Company" which is a wholly-owned subsidiary of Skandia Insurance Company Ltd.) as of December 31, 1999 and 1998, and the related consolidated statements of income, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of American Skandia Life Assurance Corporation at December 31, 1999 and 1998, and the consolidated results of their operations and cash flows for each of the three years in the period ended December 31, 1999 in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young LLP


Hartford, Connecticut
February  11,  2000,
except for Note 18 as to which the date is March 22, 2000

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                 Consolidated Statements of Financial Condition
                                 (in thousands)


                                                                                 As of December 31,
                                                                          1999                        1998
                                                                     ---------------            ----------------

ASSETS

Investments:
  Fixed maturities - at amortized cost                               $        3,360             $         8,289
  Fixed maturities - at fair value                                          198,165                     141,195
  Investment in mutual funds - at fair value                                 16,404                       8,210
  Derivative instruments                                                        189                           -
  Policy loans                                                                1,270                         569
                                                                      --------------              --------------

    Total investments                                                       219,388                     158,263

Cash and cash equivalents                                                    89,212                      77,525
Accrued investment income                                                     4,054                       2,880
Deferred acquisition costs                                                1,087,705                     721,507
Reinsurance receivable                                                        4,062                       4,191
Receivable from affiliates                                                        -                       1,161
Income tax receivable - deferred                                             51,726                      38,861
State insurance licenses                                                      4,263                       4,413
Fixed assets                                                                  3,305                         328
Other assets                                                                  4,533                       3,744
Separate account assets                                                  29,381,166                  17,835,400
                                                                     ---------------            ----------------

  Total assets                                                       $   30,849,414             $    18,848,273
                                                                     ===============            ================

LIABILITIES AND SHAREHOLDER'S EQUITY


Liabilities:
Reserve for future contractowner benefits                            $       11,215             $        37,508
Policy reserves                                                              29,912                      25,545
Drafts outstanding                                                           51,059                      28,941
Accounts payable and accrued expenses                                       158,590                      91,827
Income tax payable                                                           24,268                       6,657
Payable to affiliates                                                        68,736                           -
Future fees payable to parent                                               576,034                     368,978
Short-term borrowing                                                         10,000                      10,000
Surplus notes                                                               179,000                     193,000
Separate account liabilities                                             29,381,166                  17,835,400
                                                                     ---------------            ----------------

  Total Liabilities                                                      30,489,980                  18,597,856
                                                                     ---------------            ----------------

Shareholder's equity:
  Common stock, $100 and $80 par value, 25,000 shares authorized,
    issued and outstanding                                                    2,500                       2,000
  Additional paid-in capital                                                215,879                     179,889
  Retained earnings                                                         141,162                      64,993
  Accumulated other comprehensive income                                       (107)                      3,535
                                                                     ---------------            ----------------

    Total Shareholder's equity                                              359,434                     250,417
                                                                     ---------------            ----------------

    Total liabilities and shareholder's equity                       $   30,849,414             $    18,848,273
                                                                     ===============            ================

                See notes to consolidated financial statements.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                      Consolidated Statements of Operations
                                 (in thousands)


                                                                     For the Year Ended December 31,
                                                              1999                1998                1997
                                                         --------------       -------------       -------------

REVENUES

Annuity and life insurance charges and fees              $     289,989        $    186,211        $    121,158
Fee income                                                      83,243              50,839              27,593
Net investment income                                           10,441              11,130               8,181
Premium income                                                   1,278                 874                 920
Net realized capital gains                                         578                  99                  87
Other                                                            1,832                 387                  75
                                                         --------------       -------------       -------------

  Total revenues                                               387,361             249,540             158,014
                                                         --------------       -------------       -------------


EXPENSES

Benefits:
  Annuity and life insurance benefits                              612                 558               2,033
  Change in annuity and life insurance policy reserves           3,078               1,053                  37
  Cost of minimum death benefit reinsurance                      2,945               5,144               4,545
  Return credited to contractowners                             (1,639)             (8,930)             (2,018)
                                                         --------------       -------------       -------------

                                                                 4,996              (2,175)              4,597

Expenses:
  Underwriting, acquisition and other insurance
    expenses                                                   206,350             167,790              90,496
  Interest expense                                              69,502              41,004              24,895
                                                         --------------       -------------       -------------

                                                               275,852             208,794             115,391
                                                         --------------       -------------       -------------

  Total benefits and expenses                                  280,848             206,619             119,988
                                                         --------------       -------------       -------------

    Income from operations before income tax                   106,513              42,921              38,026

      Income tax expense                                        30,344               8,154              10,478
                                                         --------------       -------------       -------------

        Net income                                       $      76,169        $     34,767        $     27,548
                                                         ==============       =============       =============

                See notes to consolidated financial statements.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                 Consolidated Statements of Shareholder's Equity
                                 (in thousands)


                                                                     For the Year Ended December 31,
                                                              1999                1998                1997
                                                         --------------      --------------      --------------

Common stock:
  Beginning balance                                      $       2,000       $       2,000       $       2,000
  Increase in par value                                            500                   -                   -
                                                         --------------      --------------      --------------

    Ending balance                                               2,500               2,000               2,000
                                                         --------------      --------------      --------------

Additional paid in capital:
  Beginning balance                                            179,889             151,527             122,250
  Transferred to common stock                                     (500)                  -                   -
  Additional contributions                                      36,490              28,362              29,277
                                                         --------------      --------------      --------------

    Ending balance                                             215,879             179,889             151,527
                                                         --------------      --------------      --------------

Retained earnings:
  Beginning balance                                             64,993              30,226               2,678
  Net income                                                    76,169              34,767              27,548
                                                         --------------      --------------      --------------

    Ending balance                                             141,162              64,993              30,226
                                                         --------------      --------------      --------------

Accumulated other comprehensive income:

  Beginning balance                                              3,535                 668                (584)
  Other comprehensive income                                    (3,642)              2,867               1,252
                                                         --------------      --------------      --------------

    Ending Balance                                                (107)              3,535                 668
                                                         --------------      --------------      --------------

      Total shareholder's equity                         $     359,434       $     250,417       $     184,421
                                                         ==============      ==============      ==============

                See notes to consolidated financial statements.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                      Consolidated Statements of Cash Flows
                                 (in thousands)


                                                                     For the Year Ended December 31,
                                                              1999                1998                1997
                                                         --------------       -------------      --------------

Cash flow from operating activities:

  Net income                                             $      76,169              34,767       $       27,548
  Adjustments to reconcile net income to net
    cash used in operating activities:
      Amortization and depreciation                              1,495                 251                  223
      Deferred tax expense                                     (10,903)            (14,242)              (9,631)
      Change in unrealized losses on derivatives                 3,749                   -                    -
      Increase in policy reserves                                4,367               1,130                3,176
      Change in receivable from/payable to affiliates           69,897                 166               (1,321)
      Change in income tax payable                              17,611               7,704               (2,172)
      Increase in other assets                                    (789)             (1,173)                (415)
      Increase in accrued investment income                     (1,174)               (438)                (483)
      Decrease/(increase) in reinsurance receivable                129               2,152                 (268)
      Increase in deferred acquisition costs                  (366,198)           (174,804)            (190,969)
      Increase in accounts payable and accrued expenses         66,763              20,637                5,719
      Increase in drafts outstanding                            22,118               9,663                6,245
      Change in foreign currency translation, net                  701                 (22)                (34)
      Realized capital gain                                       (578)                (99)                (87)
                                                         --------------       -------------      --------------

        Net cash used in operating activities                 (116,643)            (114,308)           (162,469)
                                                         --------------       -------------      --------------

Cash flow from investing activites:

      Purchase of fixed maturity investments                   (99,250)            (31,828)            (28,905)
      Proceeds from sale and maturity of fixed
        maturity investments                                    36,226               4,049              10,755
      Purchase of derivatives                                   (4,974)                  -                   -
      Purchase of shares in mutual funds                       (17,703)             (7,158)             (5,595)
      Proceeds from sale of shares in mutual funds              14,657               6,086               1,415
      Purchase of fixed assets                                  (3,178)                (18)               (189)
      Increase in policy loans                                    (701)                118                (528)
                                                         --------------       -------------      --------------

        Net cash used in investing activities                  (74,923)            (28,751)            (23,047)
                                                         --------------       -------------      --------------

Cash flow from financing activities:

      Capital contribution from parent                          22,490               8,362              29,277
      Increase in future fees payable to parent                207,056             135,944             185,922
      Net withdrawals from contractowner accounts              (26,293)             (5,696)              6,959
                                                         --------------       -------------      --------------

        Net cash provided by financing activities               203,253             138,610             222,158
                                                         --------------       -------------      --------------

          Net increase/(decrease) in cash and cash
            equivalents                                         11,687              (4,449)             36,642

          Cash and cash equivalents at beginning of year        77,525              81,974              45,332
                                                         --------------       -------------      --------------

            Cash and cash equivalent at end of year      $      89,212              77,525       $      81,974
                                                         ==============       =============      ==============

     Income taxes paid                                   $      23,637              14,651       $      22,308
                                                         ==============       =============      ==============

      Interest paid                                      $      69,697              35,588       $      16,916
                                                         ==============       =============      ==============

                See notes to consolidated financial statements.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                   Notes to Consolidated Financial Statements

                                December 31, 1999

1.  ORGANIZATION AND OPERATION

    American Skandia Life Assurance Corporation (the "Company") is a wholly-owned subsidiary of American Skandia, Inc. ("ASI", formerly known as American Skandia Investment Holding Corporation) whose ultimate parent is Skandia Insurance Company Ltd., a Swedish Corporation.

    The Company develops long-term savings and retirement products which are distributed through its affiliated broker/dealer company, American Skandia Marketing, Incorporated ("ASM"). The Company currently issues variable life insurance and variable, fixed, market value adjusted and immediate annuities for individuals, groups and qualified pension plans.

    The Company has 99.9% ownership in Skandia Vida, S.A. de C.V. ("Skandia Vida") which is a life insurance company domiciled in Mexico. Skandia Vida had total shareholder's equity of $4,592,000 and $4,724,000 as of December 31, 1999, and 1998, respectively. The Company considers Mexico an emerging market and has invested in the Skandia Vida operations with the expectation of generating profits from long-term savings products in future years. As such, Skandia Vida has generated net losses of $2,523,000, $2,514,000 and $1,438,000 for the years ended December 31, 1999, 1998 and 1997, respectively.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    A.  Basis of Reporting

        The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles. Intercompany transactions and balances have been eliminated in consolidation.

        Certain reclassifications have been made to prior year amounts to conform with the current year presentation.

    B.  New Accounting Pronouncements

        In March 1998, the American Institute of Certified Public Accountants issued Statement of Position ("SOP") 98-1, "Accounting for the Costs of Software Developed or Obtained for Internal Use. The SOP, which has been adopted prospectively as of January 1, 1999, requires the capitalization of certain costs incurred in connection with developing or obtaining internal use software. Prior to the adoption of SOP 98-1, the Company expensed all internal use software related costs as incurred. The Company has identified and capitalized $3,035,000 of costs associated with internal use software during 1999 and is amortizing the applicable costs on a straight-line basis over a three year period. At December 31, 1999, the unamortized balance was $2,920,000 and is included in fixed assets.

        In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards 133, "Accounting for Derivative Instruments and Hedging Activities" (FAS 133). Subsequently, in July 1999, FASB issued FAS 137 "Deferral of the Effective Date of FASB Statement 133". The adoption date was delayed to fiscal years beginning after June 15, 2000. The Company is currently evaluating the potential impact on its financial position.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    C.  Investments

        The Company has classified its fixed maturity investments as either held-to-maturity or available-for-sale. Investments classified as held-to-maturity are investments that the Company has the ability and intent to hold to maturity. Such investments are carried at amortized cost. Those investments which are classified as available-for-sale are carried at fair value and changes in unrealized gains and losses are reported as a component of other comprehensive income.

        The Company has classified its mutual fund investments held in support of a deferred compensation plan are available-for-sale. Such investments are carried at fair value and changes in unrealized gains and losses are reported as a component of other comprehensive income.

        Derivative instruments are recorded consistent with hedged items. The Company hedges the market value fluctuations of the guaranteed minimum death benefit ("GMDB") exposure embedded in its policy reserves and as such, the portion of the derivative instrument which constitutes an effective hedge is carried at market value. The cost associated with the portion of the instrument which is not considered an effective hedge is amortized to investment income over the life of the instrument.

        Policy loans are carried at their unpaid principal balances.

        Realized gains and losses on disposal of investments are determined by the specific identification method and are included in revenues.

    D.  Derivative Instruments

        During the second quarter of 1999, the Company's agreement to reinsure substantially all of its exposure on its GMDB liability was terminated and the business was recaptured, as the reinsurer had recently announced its intention to exit this market. In response, the Company instituted a hedge program to effectively manage the market risk associated with GMDB reserve fluctuations using put options. The cash invested in the put options is at risk to the extent that the value of the underlying index is less than the strike price at the exercise date. This would be offset by a corresponding decrease in the hedged GMDB exposure.

    E.  Cash Equivalents

        The Company considers all highly liquid time deposits, commercial paper and money market mutual funds purchased with a maturity of three months or less to be cash equivalents.

    F.  Fair Values of Financial Instruments

        The methods and assumptions used to determine the fair value of financial instruments are as follows:

        Fair values of fixed maturities with active markets are based on quoted market prices. For fixed maturities that trade in less active markets, fair values are obtained from an independent pricing service.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    F.  Fair Values of Financial Instruments (continued)

        Fair values of investments in mutual funds are based on quoted market prices.

        The fair value of the portion of the derivative instrument which constitutes an effective hedge is determined based on current value of the underlying index.

        The carrying value of cash and cash equivalents approximates fair value due to the short-term nature of these investments.

        The carrying value of short-term borrowing approximates fair value due to the short-term nature of these liabilities.

        Fair values of certain financial instruments, such as future fees payable to parent and surplus notes are not readily determinable and are excluded from fair value disclosure requirements.

    G.  State Insurance Licenses

        Licenses to do business in all states have been capitalized and reflected at the purchase price of $6,000,000 less accumulated amortization. The cost of the licenses is being amortized on a straight line basis over 40 years.

    H.  Income Taxes

        The Company is included in the consolidated federal income tax return and combined state income tax return of an upstream company, Skandia AFS Development Holding Corporation and certain of its subsidiaries. In accordance with the tax sharing agreement, the federal and state income tax provisions are computed on a separate return basis as adjusted for consolidated items such as net operating loss carryforwards.

        Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

    I.  Recognition of Revenue and Contract Benefits

        Revenues for variable annuity contracts consist of charges against contractowner account values for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Benefit reserves for variable annuity contracts represent the account value of the contracts and are included in the separate account liabilities.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    I.  Recognition of Revenue and Contract Benefits (continued)

        Revenues for market value adjusted fixed annuity contracts consist of separate account investment income reduced by benefit payments and changes in reserves in support of contractowner obligations, all of which are included in return credited to contractowners. Benefit reserves for these contracts represent the account value of the contracts, and are included in the general account reserve for future contractowner benefits to the extent in excess of the separate account liabilities.

        Revenues for immediate annuity contracts without life contingencies consist of net investment income. Revenues for immediate annuity contracts with life contingencies consist of single premium payments recognized as annuity considerations when received. Benefit reserves for these contracts are based on the Society of Actuaries 1983 Table-a with assumed interest rates that vary by issue year. Assumed interest rates ranged from 6.25% to 8.25% at December 31, 1999 and 1998.

        Revenues for variable life insurance contracts consist of charges against contractowner account values for mortality and expense risk fees, cost of insurance fees, taxes and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. Benefit reserves for variable life insurance contracts represent the account value of the contracts and are included in the separate account liabilities.

    J.  Deferred Acquisition Costs

        The costs of acquiring new business, which vary with and are primarily related to the production of new business, are being deferred net of reinsurance. These costs include commissions, costs of contract issuance, and certain selling expenses that vary with production. These costs are being amortized generally in proportion to expected gross profits from surrender charges, policy and asset based fees and mortality and expense margins. This amortization is adjusted retrospectively and prospectively when estimates of current and future gross profits to be realized from a group of products are revised.

        Details of the deferred acquisition costs and related amortization for the years ended December 31, are as follows:


                           (in thousands)                        1999                    1998                  1997
                                                                 ----                    ----                  ----

                  Balance at beginning of year                   $721,507              $546,703              $355,734
                                                                 --------              --------              --------

                  Acquisition costs deferred

                     during the year                              450,059               261,432               243,476

                  Acquisition costs amortized

                     during the year                              (83,861)              (86,628)              (52,507)
                                                                 ---------             --------              --------

                                                                  366,198               174,804               190,969
                                                                  -------               -------               -------

                  Balance at end of year                       $1,087,705              $721,507              $546,703
                                                               ==========              ========              ========

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    K.  Reinsurance

        The Company cedes reinsurance under modified co-insurance arrangements. These reinsurance arrangements provide additional capacity for growth in supporting the cash flow strain from the Company's variable annuity and variable life insurance business. The reinsurance is effected under quota share contracts.

        As noted in Note 2D, the Company reinsured its exposure to market fluctuations associated with its GMDB liability in 1999, 1998 and the beginning of 1997. Under this reinsurance agreement, the Company ceded premiums of $2,945,000, $5,144,000 and $4,545,000; received claim
        reimbursements   of  $242,000,   $9,000  and  $46,000;   and,   recorded
        increases/(decreases) in reserves of ($2,763,000), ($323,000) and $918,000 in each of the three years, respectively.

        At December 31, 1999 and 1998, in accordance with the provisions of a modified coinsurance agreement, the Company accrued $41,000 and $1,976,000, respectively, for amounts receivable from favorable reinsurance experience on a block of variable annuity business.

    L.  Translation of Foreign Currency

        The financial position and results of operations of the Company's Mexican subsidiary are measured using local currency as the functional currency. Assets and liabilities of the subsidiary are translated at the exchange rate in effect at each year-end. Statements of income and shareholder's equity accounts are translated at the average rate prevailing during the year. Translation adjustments arising from the use of differing exchange rates from period to period are reported as a component of other comprehensive income.

    M.  Separate Accounts

        Assets and liabilities in Separate Accounts are included as separate captions in the consolidated statements of financial condition. Separate Account assets consist principally of long term bonds, investments in mutual funds, short-term securities and cash and cash equivalents, all of which are carried at fair value. The investments are managed predominately through the Company's investment advisory affiliate, American Skandia Investment Services, Inc. ("ASISI"), utilizing various fund managers as sub-advisors. The remaining investments are managed by independent investment firms. The contractowner has the option of directing funds to a wide variety of mutual funds. The investment risk on the variable portion of a contract is borne by the contractowner. A fixed option with a minimum guaranteed interest rate is also available. The Company is responsible for the credit risk associated with these investments.

        Included in Separate Account liabilities are $896,205,000 and $771,195,000 at December 31, 1999 and 1998, respectively, relating to annuity contracts for which the contractowner is guaranteed a fixed rate of return. Separate Account assets of $896,205,000 and $771,195,000 at December 31, 1999 and 1998, respectively, consisting of long term bonds, short term securities, transfers due from the general account and cash and cash equivalents which are held in support of these annuity contracts, pursuant to state regulation.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    N.  Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The more significant estimates and assumptions are related to deferred acquisition costs and involve policy lapses, investment return and maintenance expenses. Actual results could differ from those estimates.

3.  COMPREHENSIVE INCOME

    The components of comprehensive income, net of tax, for the years ended December 31, 1998, 1997 and 1996 were as follows:


                  (in thousands)                                           1999              1998           1997
                                                                           ----              ----           ----

         Net income                                                       $76,169          $34,767         $27,548
         Other comprehensive income:
            Unrealized investment gains/(losses) on
               available for sale securities                               (3,082)           2,751           1,288
            Reclassification adjustment for realized
               losses/(gains) included in investment income                (1,016)             138             (14)
                                                                           -------       ---------       ---------
            Net unrealized gains/(losses) on securities                    (4,098)           2,889           1,274

            Foreign currency translation                                      456              (22)            (22)
                                                                        ---------       ----------      ----------

         Other comprehensive income                                        (3,642)           2,867           1,252
                                                                         ---------        --------        --------

         Comprehensive income                                             $72,527          $37,634         $28,800
                                                                          =======          =======         =======

    The components of accumulated other comprehensive income, net of tax, as of December 31, 1999 and 1998 were as follows:


                  (in thousands)                                         1999                  1998
                                                                         ----                  ----

         Unrealized investment gains                                     ($255)                $3,843
         Foreign currency translation                                      148                   (308)
                                                                        ------                -------

         Accumulated other comprehensive income                          ($107)                $3,535
                                                                         ======                ======

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

4.  INVESTMENTS

    The amortized cost, gross unrealized gains/losses and estimated fair value of available-for-sale and held-to-maturity fixed maturities and investments in mutual funds as of December 31, 1999 and 1998 are shown below. All securities held at December 31, 1999 and 1998 were publicly traded.

    Investments in fixed maturities as of December 31, 1999 consisted of the following:


                  (in thousands)                                     Held-to-Maturity

                                                                 Gross               Gross
                                           Amortized          Unrealized          Unrealized             Fair
                                             Cost                Gains              Losses               Value

         U.S. Government

            obligations                      $1,105                $  -             $ (1)                $1,104

         Corporate securities                 2,255                   -              (15)                 2,240
                                              -----                ----             -----               -------

            Totals                           $3,360                $  -             $(16)                $3,344
                                             ======                ====             =====                ======



                  (in thousands)                                     Available-for-Sale

                                                                 Gross               Gross
                                           Amortized          Unrealized          Unrealized             Fair
                                             Cost                Gains              Losses               Value

         U.S. Government

            obligations                   $  81,183                $  -           $ (678)             $  80,505

         Obligations of
            state and political
            subdivisions                        253                                   (3)                   250

         Corporate securities               121,859                   -           (4,449)               117,410
                                          ---------                ----            ------             ---------

            Totals                         $203,295                $  -         $ (5,130)              $198,165
                                           ========                ====         =========              ========


         The amortized cost and fair value of fixed maturities, by contractual maturity, at December 31, 1999 are shown below.

                  (in thousands)                        Held-to-Maturity                  Available-for-Sale
                                                        ----------------                  ------------------

                                                    Amortized          Fair             Amortized           Fair
                                                      Cost             Value              Cost              Value

         Due in one year or less                      $3,107          $3,097       $           -  $           -

         Due after one through five years                253             247             130,284            128,250

         Due after five through ten years                  -               -              73,011             69,915
                                                  ----------      ----------          ----------         ----------

               Total                                  $3,360          $3,344            $203,295           $198,165
                                                      ======          ======            ========           ========


                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

4.  INVESTMENTS (continued)

    Investments in fixed maturities as of December 31, 1998 consisted of the following:


                  (in thousands)                       Held-to-Maturity

                                                                    Gross               Gross
                                            Amortized            Unrealized          Unrealized             Fair
                                              Cost                  Gains              Losses               Value
                                              ----                  -----              ------               -----

         U.S. Government

            obligations                       $3,774                 $57                   $-                $3,831

         Obligations of
            state and political
            subdivisions                           -                   -                    -                     -

         Corporate

            securities                         4,515                  34                    -                 4,549
                                             -------                ----                  ---               -------

               Totals                         $8,289                 $91                  $ -                $8,380
                                              ======                 ===                  ===                ======


                  (in thousands)                       Available for Sale

                                                                    Gross               Gross
                                            Amortized            Unrealized          Unrealized             Fair
                                              Cost                  Gains              Losses               Value
                                              ----                  -----              ------               -----

         U.S. Government

            obligations                     $ 17,399              $  678                 $  -             $  18,077

         Obligations of
            state and political

            subdivisions                         253                   7                    -                   260

         Corporate

            securities                       117,774               5,160                 (76)               122,858
                                           ---------             -------              -------            ----------

               Totals                       $135,426              $5,845               $ (76)              $141,195
                                            ========              ======               ======              ========


         Proceeds from sales of fixed maturities during 1999, 1998 and 1997 were $32,196,000, $999,000, and $5,056,000, respectively. Proceeds from maturities during 1999, 1998 and 1997 were $4,030,000,  $3,050,000, and
         $5,700,000, respectively.


                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

4.  INVESTMENTS (continued)

    The cost, gross unrealized gains/losses and fair value of investments in mutual funds at December 31, 1999 and 1998 are shown below:


                  (in thousands)                                 Gross             Gross
                                                              Unrealized        Unrealized              Fair
                                             Cost                Gains            Losses                Value

         1999                              $11,667              $4,763           $ (26)               $16,404
                                           =======              ======           ======               =======

         1998                               $8,068                $416          $ (274)                $8,210
                                            ======                ====          =======                ======


     Net realized  investment gains (losses) were as follows for the years ended
     December 31:

                  (in thousands)                                  1999                  1998                1997
                                                                ------                  ----                ----

         Fixed maturities:
           Gross gains                                        $    253                 $    -              $  10
           Gross losses                                           (228)                    (1)                -
         Investment in mutual funds:
           Gross gains                                             990                    281                116
           Gross losses                                           (437)                  (181)               (39)
                                                               -------                 ------             ------

         Totals                                                 $  578                  $  99              $  87
                                                                ======                  =====              =====

5.  NET INVESTMENT INCOME

    The sources of net investment income for the years ended December 31, 1999, 1998 and 1997 were as follows:

                  (in thousands)                                1999                   1998                1997
                                                                ----                   ----                ----

         Fixed maturities                                      $ 9,461               $  8,534             $6,617
         Cash and cash equivalents                               2,159                  1,717              1,153
         Investment in mutual funds                                 32                  1,013                554
         Policy loans                                               31                     45                 28
         Derivative Instruments                                 (1,036)                     -                  -
                                                             ---------             ----------          ---------

         Total investment income                                10,647                 11,309              8,352
         Investment expenses                                       206                    179                171
                                                            ----------             ----------           --------

         Net investment income                                 $10,441                $11,130             $8,181
                                                               =======                =======             ======

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

6.  INCOME TAXES

    The significant components of income tax expense for the years ended December 31 were as follows:


                (in thousands)                                 1999                  1998                  1997
                                                               ----                  ----                  ----

         Current tax expense                                  $41,248               $22,384               $20,108

         Deferred tax benefit                                 (10,904)              (14,230)               (9,630)
                                                              --------             --------             ---------

         Total income tax expense                             $30,344              $  8,154               $10,478
                                                              =======              ========               =======

         The tax effects of significant items comprising the Company's deferred tax balance as of December 31, 1999 and 1998, are as follows:


                  (in thousands)                                         1999                         1998
                                                                         ----                         ----

         Deferred tax liabilities:
             Deferred acquisition costs                                ($321,873)                  ($210,731)
             Payable to reinsurers                                       (26,733)                    (25,585)
             Policy fees                                                  (1,146)                       (859)
             Net unrealized gains                                            (80)                     (2,069)
                                                                    ------------                 -----------

             Total                                                      (349,832)                   (239,244)
                                                                        --------                   ---------

         Deferred tax assets:
             Net separate account liabilities                            333,521                     225,600
             Future contractowner benefits                                 3,925                      13,128
             Other reserve differences                                    39,645                      25,335
             Deferred compensation                                        18,844                       9,619
             Surplus notes interest                                        5,030                       3,375
             Foreign exchange translation                                    137                         166
             Other                                                           456                         882
                                                                     -----------                ------------
             Total                                                       401,558                     278,105
                                                                        --------                   ---------

             Income tax receivable - deferred                          $  51,726                   $  38,861
                                                                       =========                   =========

         Management believes that based on the taxable income produced in the current year and the continued growth in annuity products, the Company will produce sufficient taxable income in the future to realize its deferred tax asset.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

6.  INCOME TAXES (continued)

    The income tax expense was different from the amount computed by applying the federal statutory tax rate of 35% to pre-tax income from continuing operations as follows:


                  (in thousands)                                    1999               1998                 1997
                                                                    ----               ----                 ----

         Income (loss) before taxes
             Domestic                                             $109,036             $45,435             $39,464
             Foreign                                                (2,523)             (2,514)             (1,438)
                                                                 ----------          ---------           ---------
             Total                                                 106,513              42,921              38,026

             Income tax rate                                            35%                 35%                 35%
                                                                 ---------           ---------           ---------

         Tax expense at federal
             statutory income tax rate                              37,280              15,022              13,309

         Tax effect of:
             Dividend received deduction                            (9,572)             (9,085)             (4,585)
             Losses of foreign subsidiary                              883                 880                 503
             Meals and entertainment                                   664                 487                 340
             State income taxes                                      1,071                 673                 577
             Other                                                      18                 177                 334
                                                                 ---------            --------             -------

         Income tax expense                                      $  30,344            $  8,154             $10,478
                                                                 =========            ========             =======

7.  RECEIVABLE FROM/PAYABLE TO AFFILIATES

    Certain operating costs (including personnel, rental of office space, furniture, and equipment) have been charged to the Company at cost by American Skandia Information Services and Technology Corporation ("ASIST"), an affiliated company; and likewise, the Company has charged operating costs to ASISI. The total cost to the Company for these items was $11,136,000, $7,722,000, and $5,572,000 for the years ended December 31, 1999, 1998 and
    1997, respectively. Income received for these items was $3,919,000, $1,355,000 and $3,225,000 for the years ended December 31, 1999, 1998 and
    1997, respectively.

    The Company had a $10 million short-term loan payable to ASI at December 31, 1999 and 1998. The total interest expense thereon to the Company was $585,000, $622,000 and $642,000 for the years ended December 31, 1999, 1998 and 1997 respectively, of which $182,000 was payable as of December 31, 1999 and 1998.

    Beginning in 1999, the Company was reimbursed by ASM for certain distribution related costs associated with the sales of business through an investment firm where ASM serves as an introducing broker dealer. Under this agreement, the expenses reimbursed in 1999 were $1,441,000. As of December 31,1999, amounts receivable under this agreement were $245,000.

    As of December 31,1999, the Company had received $71,000,000 from ASI in advance of the sale of certain rights to receive future fees and contract charges. This sale is expected to be completed in the first quarter of 2000.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

8.  FUTURE FEES PAYABLE TO PARENT

    In a series of transactions with ASI, the Company sold certain rights to receive future fees and contract charges expected to be realized on variable portions of designated blocks of deferred annuity contracts. The effective dates and issue periods these transactions cover are as follows:


                                   Closing           Effective           Contract Issue
               Transaction           Date              Date                  Period

                   1996-1           12/16/96            9/1/96         1/1/94   -   6/30/96
                   1997-1            7/23/97            6/1/97         3/1/96   -   4/30/97
                   1997-2           12/30/97           12/1/97         5/1/95   -  12/31/96
                   1997-3           12/30/97           12/1/97         5/1/96   -  10/31/97
                   1998-1            6/30/98            6/1/98         1/1/97   -   5/31/98
                   1998-2           11/10/98           10/1/98         5/1/97   -   8/31/98
                   1998-3           12/30/98           12/1/98         7/1/96   -  10/31/98
                   1999-1            6/23/99            6/1/99         4/1/94   -   4/30/99
                   1999-2           12/14/99           10/1/99        11/1/98   -   7/31/99

    In connection with these transactions, ASI issued collateralized notes in a private placement which are secured by the rights to receive future fees and charges purchased from the Company.

    Under the terms of the Purchase Agreements, the rights sold provide for ASI to receive a percentage (80% or 100% depending on the underlying commission option) of future mortality and expense charges and contingent deferred sales charges, after reinsurance, expected to be realized over the remaining surrender charge period of the designated contracts (6 to 8 years).

    The Company did not sell the right to receive future fees and charges after the expiration of the surrender charge period.

    The proceeds from the sales have been recorded as a liability and are being amortized over the remaining surrender charge period of the designated contracts using the interest method. The present values of the transactions as of the respective effective date were as follows:


                                                                                       Present
         (in thousands)           Transaction             Discount Rate                 Value
                                  -----------             -------------                 -----

                                    1996-1                    7.5%                     $50,221
                                    1997-1                    7.5%                      58,767
                                    1997-2                    7.5%                      77,552
                                    1997-3                    7.5%                      58,193
                                    1998-1                    7.5%                      61,180
                                    1998-2                    7.0%                      68,573
                                    1998-3                    7.0%                      40,128
                                    1999-1                    7.5%                     120,632
                                    1999-2                    7.5%                     145,078

         Payments representing fees and charges in the aggregate amount of $131,420,000, $69,226,000 and $22,250,000 were made by the Company to the Parent for the years ended December 31, 1999, 1998 and 1997, respectively. Related interest expense of $52,840,000, $22,978,000 and $6,842,000 has been included in the statement of income for the years ended December 31, 1999, 1998 and 1997, respectively.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

8.  FUTURE FEES PAYABLE TO PARENT (continued)

    Expected payments of future fees payable to ASI as of December 31, 1999 are as follows:


                                            Year Ended

          (in thousands)                    December 31,                     Amount
                                            -----------                      ------

                                               2000                         $103,975
                                               2001                          107,262
                                               2002                          106,491
                                               2003                           97,550
                                               2004                           78,512
                                               2005                           51,839
                                               2006                           25,712
                                               2007                            4,693
                                                                           ---------
                                              Total                         $576,034

         The Commissioner of the State of Connecticut has approved the sale of future fees and charges; however, in the event that the Company becomes subject to an order of liquidation or rehabilitation, the Commissioner has the ability to stop the payments due to the Parent under the Purchase Agreement subject to certain terms and conditions.

9.       LEASES

         The Company leases office space under a lease agreement established in 1989 with ASIST. The lease expense for 1999, 1998 and 1997 was $5,003,000, $3,588,000 and $2,428,000 respectively. Future minimum lease payments per year and in aggregate as of December 31, 1999 are as follows:

         (in thousands)             2000                               $  7,004
                                    2001                                  7,004
                                    2002                                  6,854
                                    2003                                  6,756
                                    2004                                  6,929
                                    2005 and thereafter                  51,865
                                                                       --------

                                    Total                               $86,412
                                                                        =======


10.      RESTRICTED ASSETS

         To comply with certain state insurance departments' requirements, the Company maintains cash, bonds and notes on deposit with various states. The carrying value of these deposits amounted to $4,868,000 and $3,747,000 as of December 31, 1999, and 1998, respectively. These deposits are required to be maintained for the protection of contractowners within the individual states.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

11.      RETAINED EARNINGS AND DIVIDEND RESTRICTIONS

         On November 8, 1999, the Board of Directors authorized the Company to increase the par value of its capital stock from $80 per share to $100 per share in order to comply with minimum capital levels as required by the California Department of Insurance. This transaction resulted in a corresponding decrease in paid in and contributed surplus of $500,000 and had no effect on capital and surplus.

         Statutory basis shareholder's equity was $286,385,000 and $285,553,000 at December 31, 1999 and 1998, respectively.

         The  statutory  basis  net  loss  was   $17,672,000,   $13,152,000  and
         $8,970,000 for the years ended December 31, 1999, 1998 and 1997, respectively.

         Under various state insurance laws, the maximum amount of dividends that can be paid to shareholders without prior approval of the state insurance department is subject to restrictions relating to statutory surplus and net gain from operations. At December 31, 1999, no amounts may be distributed without prior approval.

12.      EMPLOYEE BENEFITS

         The Company has a 401(k) plan for which substantially all employees are eligible. Under this plan, the Company contributes 3% of salary for all participating employees and matches employee contributions at a 50%
         level up to an additional 3% Company contribution. Company contributions to this plan on behalf of the participants were $3,164,000, $2,115,000 and $1,220,000 for the years ended December 31,
         1999, 1998 and 1997, respectively.

         The Company has a deferred compensation plan, which is available to the internal field marketing staff and certain officers. Company contributions to this plan on behalf of the participants were $193,000, $342,000 and $270,000 for the years ended December 31, 1999, 1998 and 1997, respectively.

         The Company and an affiliate cooperatively have a long-term incentive program under which units are awarded to executive officers and other personnel. The Company also has a profit sharing program which benefits all employees below the officer level. These programs consist of multiple plans with new plans instituted each year. Generally, participants must remain employed by the Company or its affiliates at the time such units are payable in order to receive any payments under the program. The accrued liability representing the value of these units was $42,619,000 and $21,372,000 as of December 31, 1999 and 1998,
         respectively. Payments under this plan were $4,079,000, $2,407,000 and $1,119,000 for the years ended December 31, 1999, 1998, and 1997, respectively.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

13.      REINSURANCE

         The effect of reinsurance for the years ended December 31, 1999, 1998 and 1997 is as follows:

         (in thousands)                                   1999
                                                          ----

                             Annuity and Life        Annuity and Life
                                 Insurance               Insurance             Return Credited
                             Charges and Fees         Policy Reserves         to Contractowners

         Gross                   $326,670                    $315                 ($1,397)
         Ceded                    (36,681)                  2,763                    (242)
                                 --------                  ------                 --------
         Net                     $289,989                  $3,078                 ($1,639)
                                 ========                  ======                 ========


                                                          1998
                                                          ----

                             Annuity and Life        Annuity and Life
                                 Insurance               Insurance             Return Credited
                             Charges and Fees         Policy Reserves         to Contractowners

         Gross                   $215,425                 $   691                 ($8,921)
         Ceded                    (29,214)                    362                      (9)
                                 --------                  ------                 --------
         Net                     $186,211                  $1,053                 ($8,930)
                                 ========                  ======                 ========


                                                          1997
                                                          ----

                             Annuity and life        Annuity and Life
                                 Insurance               Insurance             Return Credited
                             Charges and Fees         Policy Reserves         to Contractowners

         Gross                   $144,417                    $955                 ($1,972)
         Ceded                    (23,259)                   (918)                    (46)
                                 --------                   -----                 --------
         Net                     $121,158                   $  37                 ($2,018)
                                 ========                   =====                 ========

         Such ceded reinsurance does not relieve the Company of its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations assumed under the reinsurance agreements.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

14.      SURPLUS NOTES

The Company has issued surplus notes to its Parent in exchange for cash. Surplus notes outstanding as of December 31, 1999 and 1998 were as follows:


              (in thousands)
                                                                                            Interest for the
                                        Interest          1999          1998           Years Ended December 31,
              Issue Date                  Rate          Amount         Amount        1999         1998        1997
              ----------                  ----          ------         ------        ----         ----        ----

         December 29, 1993                6.84%                -             -             -        1,387       1,387
         February 18, 1994                7.28%           10,000        10,000           738          738         738
         March 28, 1994                   7.90%           10,000        10,000           801          801         801
         September 30, 1994               9.13%           15,000        15,000         1,389        1,389       1,389
         December 28, 1994                9.78%                -        14,000         1,308        1,388       1,388
         December 19, 1995                7.52%           10,000        10,000           762          762         762
         December 20, 1995                7.49%           15,000        15,000         1,139        1,139       1,139
         December 22, 1995                7.47%            9,000         9,000           682          682         682
         June 28, 1996                    8.41%           40,000        40,000         3,411        3,411       3,411
         December 30, 1996                8.03%           70,000        70,000         5,698        5,699       5,699

         Total                                          $179,000      $193,000       $15,928      $17,396     $17,396
                                                        ========      ========       =======      =======     =======

         The surplus note for $14,000,000 dated December 28, 1994 was converted to additional paid-in capital on December 10, 1999. A surplus note for $20,000,000 dated December 29, 1993 was converted to additional paid-in capital on December 31, 1998. All surplus notes mature seven years from the issue date.

         Payment of interest and repayment of principal for these notes is subject to certain conditions and require approval by the Insurance Commissioner of the State of Connecticut. At December 31, 1999 and 1998, $14,372,000 and $9,644,000, respectively, of accrued interest on surplus notes was not approved for payment under these criteria.

15.      SHORT-TERM BORROWING

         The Company had a $10 million short-term loan payable to the Parent at December 31, 1999 and 1998. The total interest expense to the Company was $585,000, $622,000 and $642,000 and for the years ended December 31, 1999, 1998 and 1997, respectively, of which $197,000 and $182,000 was payable as of December 31, 1999 and 1998, respectively.

16.      CONTRACT WITHDRAWAL PROVISIONS

         Approximately 99% of the Company's separate account liabilities are subject to discretionary withdrawal by contractowners at market value or with market value adjustment. Separate account assets which are carried at fair value are adequate to pay such withdrawals which are generally subject to surrender charges ranging from 10% to 1% for contracts held less than 10 years.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
          (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

17.      SEGMENT REPORTING

         During 1998, to complement its annuity products, the Company launched specific marketing and operational activities towards the release of variable life insurance and qualified retirement plan annuity products. Assets under management and sales for the products other than variable annuities have not been significant enough to warrant full segment disclosures as required by SFAS 131, "Disclosures about Segments of an Enterprise and Related Information."

18.      SUBSEQUENT EVENT

         On March 22, 2000, the Company sold certain rights to receive future fees and contract charges expected to be received on variable portions of deferred annuity contracts issued between August 1, 1999 and January 31, 2000. This transaction is the latest in a series of agreements with ASI, as described in Note 8.

         This transaction has an effective date of March 22, 2000. The present value as of this date, discounted at 7.5%, was $171,781,000.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
          (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

19.      QUARTERLY FINANCIAL DATA (UNAUDITED)

         The following table summarizes information with respect to the operations of the Company on a quarterly basis:


                   (in thousands)                                            Three months Ended
                                                                             ------------------
                                                     March 31          June 30      September 30       December 31
                                                     --------          -------      ------------       -----------
                       1999
         Premiums and other insurance
            revenues                                   $78,412           $88,435          $97,955          $111,540
         Net investment income                           2,654             2,842            2,735             2,210
         Net realized capital gains                        295                25              206                52
                                                    ----------       -----------       ----------       -----------
         Total revenues                                 81,361            91,302          100,896           113,802

         Benefits and expenses                          64,107            67,803           71,597            77,341
                                                      --------          --------         --------          --------

         Pre-tax net income                             17,254            23,499           29,299            36,461

         Income taxes                                    3,844             7,142            7,898            11,460
                                                     ---------         ---------        ---------           -------

         Net income                                   $ 13,410          $ 16,357         $ 21,401           $25,001
                                                      ========          ========         ========           =======


                                  1998

         Premiums and other insurance
            revenues                                   $50,593           $57,946          $62,445           $67,327
         Net investment income                           3,262             2,410            2,469             2,989
         Net realized capital gains (losses)               156                13              (46)              (24)
                                                    ----------       -----------      -----------       -----------
         Total revenues                                 54,011            60,369           64,868            70,292

         Benefits and expenses                          46,764            42,220           48,471            69,164
                                                      --------          --------         --------          --------

         Pre-tax net income                              7,247            18,149           16,397             1,128

         Income taxes                                    1,175             4,174            2,223               582
                                                     ---------         ---------         --------         ---------

         Net income                                   $  6,072           $13,975          $14,174          $    546
                                                      ========           =======          =======          ========


                       1997
         Premiums and other insurance
            revenues                                   $30,186           $34,056          $41,102           $44,402
         Net investment income                           1,369             2,627            2,031             2,154
         Net realized capital gains                         20                43               21                 3
                                                   -----------       -----------      -----------      ------------
         Total revenues                                 31,575            36,726           43,154            46,559

         Benefits and expenses                          18,319            30,465           31,179            40,025
                                                      --------          --------         --------          --------

         Pre-tax net income                             13,256             6,261           11,975             6,534

         Income taxes                                    4,260             2,614            3,354               250
                                                     ---------         ---------        ---------        ----------

         Net income                                   $  8,996          $  3,647         $  8,621          $  6,284
                                                      ========          ========         ========          ========



      APPENDIX B - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B

The Unit Prices and number of Units in the Sub-accounts that commenced operations prior to January 1, 2000 are shown below. All or some of these Sub-accounts were available during prior periods as investment options for other variable annuities products we offer under a different class of the Separate Account.

         Unit Prices And Numbers Of Units: The following table shows: (a) the Unit Price, as of the dates shown, for Units in each of the Class 2 Sub-accounts of Separate Account B that commenced operations prior to January 1, 2000 and are being offered pursuant to this Prospectus; and (b) the number of Units outstanding in each such Sub-account as of the dates shown. The year in which operations commenced in each such Sub-account is noted in parentheses. The portfolios in which a particular Sub-account invests may or may not have commenced operations prior to the date such Sub-account commenced operations. The initial offering price for each Sub-account was $10.00.

Total annual expenses for the Class 2 Sub-accounts between July 1, 1994 and May 1, 1998 were 0.90%. Prior to July 1, 1994, total annual expenses included an investment allocation services charge of 1.00%; total annual expenses were 1.90%. Effective May 1, 1998, total annual expenses were further reduced to 0.65%. Therefore, Unit Prices as of the dates shown reflect the actual total annual expenses assessed against the Class 2 Sub-accounts for the periods shown.

                             Year Ended December 31,


------------------------------------------------------------------------------------------------------------------------------------
                        1999        1998        1997        1996       1995        1994        1993       1992       1991      1990
------------------------------------------------------------------------------------------------------------------------------------
AST Founders
Passport (1) 2

(1995)
Unit Price              $24.16       12.82       11.63      11.49       10.27           -          -           -         -         -
Number of Units        274,671     230,548     203,237    278,460     137,991           -          -           -         -         -

------------------------------------------------------------------------------------------------------------------------------------
AST AIM
International Equity
(2) 2

(1993)
Unit Price             $27.98       17.16       14.38      12.27       11.29       10.36      10.23           -         -         -
Number of Units       425,100     485,513     477,264    408,066     452,589     199,313     12,521           -         -         -

------------------------------------------------------------------------------------------------------------------------------------
AST Janus Overseas
Growth 2

(1997)
Unit Price             $24.68       13.60       11.78           -           -           -          -           -         -         -
Number of Units       962,018     729,573     235,801           -           -           -          -           -         -         -

------------------------------------------------------------------------------------------------------------------------------------
AST American Century
International Growth 2

(1997)

Unit Price             $22.13       13.48       11.42          -           -           -          -           -         -         -
Number of Units       108,115     105,857      43,776          -           -           -          -           -         -         -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
AST American Century
International
Growth II (3)  2

(1993)

Unit Price              $17.65       13.46       11.88      11.82       10.44        9.49          -           -         -         -
Number of Units        512,954     631,089     955,465    959,467     610,851     301,423          -           -         -         -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
AST MFS Global
Equity (4) 2

(1999)

Unit Price             $11.03           -           -          -           -           -          -           -         -         -
Number of Units           213           -           -          -           -           -          -           -         -         -
------------------------------------------------------------------------------------------------------------------------------------




                                                                       Year Ended December 31,

------------------------------------------------------------------------------------------------------------------------------------
                      1999        1998        1997        1996       1995        1994        1993       1992       1991      1990
------------------------------------------------------------------------------------------------------------------------------------

AST Janus Small-Cap
Growth (5) 2

(1993)

Unit Price              $43.43       18.07       17.57      16.71       14.04       10.69          -           -         -         -
Number of Units        690,331     506,384     399,262    271,845     221,840      96,278          -           -         -         -

------------------------------------------------------------------------------------------------------------------------------------
AST Kemper Small-Cap
Growth 2

(1999)

Unit Price             $15.49           -           -          -           -           -          -           -         -         -
Number of Units       608,042           -           -          -           -           -          -           -         -         -

------------------------------------------------------------------------------------------------------------------------------------
AST Lord Abbett Small
Cap Value 2

(1998)

Unit Price             $10.73        9.93           -          -           -           -          -           -         -         -
Number of Units       133,145      65,255           -          -           -           -          -           -         -         -

------------------------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price
Small Company Value 2

(1997)

Unit Price             $11.35       11.36       12.78          -           -           -          -           -         -         -
Number of Units       570,268     895,422     771,770          -           -           -          -           -         -         -

------------------------------------------------------------------------------------------------------------------------------------
AST Neuberger Berman
Mid-Cap Growth (6) 2

(1993)

Unit Price             $29.53       19.63       16.38      14.15       12.27        9.95          -           -         -         -
Number of Units        91,314      94,905     104,340    100,758      89,474       3,419          -           -         -         -

-----------------------------------------------------------------------------------------------------------------------------------
AST Neuberger Berman
Mid-Cap Value (7) 2

(1993)

Unit Price             $16.37       15.59       16.07      12.81       11.59        9.27      10.10           -         -         -
Number of Units       385,591     218,024     260,929    103,416     164,976      86,555        467           -         -         -

------------------------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price
Natural Resources 2

(1995)

Unit Price              $16.37       12.86       14.68      14.31       11.04           -          -           -         -         -
Number of Units        106,822     109,887     114,880    140,275      27,379           -          -           -         -         -

------------------------------------------------------------------------------------------------------------------------------------
AST Alliance
Growth  (8) 2

(1996)

Unit Price              $20.95       15.75       12.45      10.92           -           -          -           -         -         -
Number of Units        183,376     193,822     199,511    119,830           -           -          -           -         -         -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
AST MFS Growth 2
(1999)

Unit Price             $11.29           -           -          -           -           -          -           -         -         -
Number of Units        10,558           -           -          -           -           -          -           -         -         -
------------------------------------------------------------------------------------------------------------------------------------
AST Marsico Capital
Growth 2

(1997)

Unit Price              $21.39       14.11       10.03          -           -           -          -           -         -         -
Number of Units        935,502     739,559      12,993          -           -           -          -           -         -         -
------------------------------------------------------------------------------------------------------------------------------------




                                                                       Year Ended December 31,

------------------------------------------------------------------------------------------------------------------------------------
                      1999        1998        1997        1996       1995        1994        1993       1992       1991      1990
------------------------------------------------------------------------------------------------------------------------------------
AST JanCap Growth 2
(1993)

Unit Price             $54.52       35.40       21.18      16.59       13.04        9.54      10.13           -         -         -
Number of Units       853,471     823,116     666,835    574,520     384,701     187,924     17,956           -         -         -

------------------------------------------------------------------------------------------------------------------------------------
AST Sanford Bernstein
Managed Index 500 (9) 2
(1998)

Unit Price             $15.31       12.71           -          -           -           -          -           -         -         -
Number of Units       262,088     222,115           -          -           -           -          -           -         -         -

------------------------------------------------------------------------------------------------------------------------------------
AST Cohen & Steers
Realty 2

(1998)

Unit Price               8.48        8.35           -          -           -           -          -           -         -         -
Number of Units       232,305      91,685           -          -           -           -          -           -         -         -

------------------------------------------------------------------------------------------------------------------------------------
AST American Century
Income & Growth(10) 2

(1997)

Unit Price             $16.54       13.54       12.14          -           -           -          -           -         -         -
Number of Units       212,826     158,481     104,567          -           -           -          -           -         -         -

------------------------------------------------------------------------------------------------------------------------------------
AST Alliance Growth
and Income (11)  2

(1993)

Unit Price              $24.28       21.05       18.84      15.32       13.04       10.21      10.13           -         -         -
Number of Units        771,705     666,925     700,150    671,510     498,080     238,128      9,793           -         -         -
------------------------------------------------------------------------------------------------------------------------------------

AST MFS Growth with
Income (4) 2

(1999)

Unit Price              $10.51           -           -          -           -           -          -           -         -         -
Number of Units            383           -           -          -           -           -          -           -         -         -
------------------------------------------------------------------------------------------------------------------------------------

AST INVESCO Equity
Income 2

(1993)

Unit Price              $22.00       19.82       17.60      14.38       12.39        9.62          -           -         -         -
Number of Units        291,589     317,432     287,286    283,889     293,340     150,719          -           -         -         -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
AST AIM
Balanced (12) 2

(1993)

Unit Price             $20.97       17.46       15.57      13.27       12.04        9.91      10.04           -         -         -
Number of Units       203,969     223,039     211,541    186,453     239,737     114,927      6,185           -         -         -
------------------------------------------------------------------------------------------------------------------------------------

AST American Century
Strategic Balanced 2

(1997)

Unit Price             $15.22       13.56       11.25          -           -           -          -           -         -         -
Number of Units        52,889      22,252       3,720          -           -           -          -           -         -         -
------------------------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset
Allocation 2

(1993)

Unit Price             $20.34       18.56       15.78      13.44       11.98        9.80          -           -         -         -
Number of Units       134,685     136,200      99,319     82,655      89,787      74,058          -           -         -         -
------------------------------------------------------------------------------------------------------------------------------------




                                                                       Year Ended December 31,

------------------------------------------------------------------------------------------------------------------------------------
                      1999        1998        1997        1996       1995        1994        1993       1992       1991      1990
------------------------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price
Global Bond (13) 2

(1993)

Unit Price             $11.05       12.13       10.65      11.11       10.58        9.61          -           -         -         -
Number of Units       222,268     335,544     266,136    213,216     127,373      25,171          -           -         -         -

------------------------------------------------------------------------------------------------------------------------------------
AST Federated High
Yield 2

(1993)

Unit Price              $14.84       14.64       14.37      12.75       11.32        9.56          -           -         -         -
Number of Units        557,915     626,368     595,692    433,739     300,107     122,508          -           -         -         -

------------------------------------------------------------------------------------------------------------------------------------
AST PIMCO Total
Return Bond 2

(1993)

Unit Price              $13.51       13.75       12.65      11.60       11.32        9.62          -           -         -         -
Number of Units      1,509,966   1,703,920   1,523,587  1,203,159     846,356     256,950          -           -         -         -

------------------------------------------------------------------------------------------------------------------------------------
AST PIMCO Limited
Maturity Bond 2

(1995)

Unit Price             $12.32       12.00       11.42      10.71       10.41           -          -           -         -         -
Number of Units       807,789     593,352     469,686    424,713     399,158           -          -           -         -         -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
AST Money Market 2
(1993)

Unit Price              $12.63       12.15       11.63      11.14       10.70       10.23      10.00           -         -         -
Number of Units      3,950,988   1,757,232   1,518,310  1,292,931     968,666     880,903     36,093           -         -         -
------------------------------------------------------------------------------------------------------------------------------------
The Alger American
Fund - AA Growth 2

(1993)

Unit Price              $37.98       28.58       19.43      15.57       13.86       10.26      10.25           -         -         -
Number of Units        348,077     382,247     345,362    569,960     506,542     177,825      4,589           -         -         -
------------------------------------------------------------------------------------------------------------------------------------
The Alger American
Fund - AA MidCap
Growth 2

(1993)

Unit Price               31.81       24.28       18.76      16.44       14.82       10.36      10.67           -         -         -
Number of Units        264,692     350,935     290,286    315,296     204,227      61,104      3,255           -         -         -
------------------------------------------------------------------------------------------------------------------------------------
The Montgomery Variable
Series - MV Emerging
Markets 2

(1996)

Unit Price              $10.31        6.30       10.15      10.29           -           -          -           -         -         -
Number of Units        210,007     250,465     305,775     39,355           -           -          -           -         -         -
------------------------------------------------------------------------------------------------------------------------------------




                                                                       Year Ended December 31,

------------------------------------------------------------------------------------------------------------------------------------
                      1999        1998        1997        1996       1995        1994        1993       1992       1991      1990
------------------------------------------------------------------------------------------------------------------------------------

Wells Fargo Variable
Trust - Equity Value 2

(1998)

Unit Price               $9.28        9.58           -          -           -           -          -           -         -         -
Number of Units         22,874       1,943           -          -           -           -          -           -         -         -
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust -
Nova 2 (14)
(1999)

Unit Price              $10.88           -           -          -           -           -          -           -         -         -
Number of Units        170,171           -           -          -           -           -          -           -         -         -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust -
Ursa 2 (14)
(1999)

Unit Price               $9.33           -           -          -           -           -          -           -         -         -
Number of Units         39,869           -           -          -           -           -          -           -         -         -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Rydex Variable Trust -
OTC 2 (14)

(1999)

Unit Price              $17.15           -           -          -           -           -          -           -         -         -
Number of Units        156,294           -           -          -           -           -          -           -         -         -
------------------------------------------------------------------------------------------------------------------------------------
INVESCO VIF -
Technology 2 (4)
(1999)

Unit Price              $16.55           -           -          -           -           -          -           -         -         -
Number of Units        127,037           -           -          -           -           -          -           -         -         -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INVESCO VIF -
Health Sciences 2 (4)
(1999)

Unit Price              $11.36           -           -          -           -           -          -           -         -         -
Number of Units          4,966           -           -          -           -           -          -           -         -         -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INVESCO VIF -
Financial Services 2 (4)
(1999)

Unit Price              $11.43           -           -          -           -           -          -           -         -         -
Number of Units          3,896           -           -          -           -           -          -           -         -         -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INVESCO VIF -
Telecommunications 2 (4)
(1999)

Unit Price              $15.20           -           -          -           -           -          -           -         -         -
Number of Units        136,110           -           -          -           -           -          -           -         -         -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INVESCO VIF -
Dynamics 2 (4)
(1999)

Unit Price              $13.93           -           -          -           -           -          -           -         -         -
Number of Units          9,545           -           -          -           -           -          -           -         -         -
------------------------------------------------------------------------------------------------------------------------------------




                                                                       Year Ended December 31,

------------------------------------------------------------------------------------------------------------------------------------
                       1999        1998        1997        1996       1995        1994        1993       1992       1991      1990
------------------------------------------------------------------------------------------------------------------------------------

Evergreen VA - Global
Leaders 2 (4)

(1999)

Unit Price                   -           -           -          -           -           -          -           -         -         -
Number of Units              -           -           -          -           -           -          -           -         -         -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Evergreen VA - Special
Equity 2 (4)

(1999)

Unit Price                   -           -           -          -           -           -          -           -         -         -
Number of Units              -           -           -          -           -           -          -           -         -         -
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP -
Europe 30 2 (4)
(1999)

Unit Price              $12.26           -           -          -           -           -          -           -         -         -
Number of Units            134           -           -          -           -           -          -           -         -         -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP -
UltraSmall-Cap 2 (4)
(1999)

Unit Price              $11.98           -           -          -           -           -          -           -         -         -
Number of Units              -           -           -          -           -           -          -           -         -         -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP -
UltraOTC 2 (4)
(1999)

Unit Price              $23.61           -           -          -           -           -          -           -         -         -
Number of Units        189,497           -           -          -           -           -          -           -         -         -
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1. Effective October 15, 1996, Founders Asset Management, Inc. became Sub-advisor of the Portfolio. Prior to October 15, 1996, Seligman Henderson Co. served as Sub-advisor of the Portfolio, then named "Seligman Henderson International Small Cap Portfolio."
2. Effective May 3, 1999, A I M Capital Management, Inc. became Sub-advisor of the Portfolio. Between October 15, 1996 and May 3, 1999, Putnam Investment Management, Inc. served as Sub-advisor of the Portfolio, then named "AST Putnam International Equity." Prior to October 15, 1996, Seligman Henderson Co. served as Sub-advisor of the Portfolio, then named "Seligman Henderson International Equity Portfolio."
3. Effective May 1, 2000, American Century Investment Management, Inc. became Sub-advisor of the Portfolio. Prior to May 1, 2000, Rowe Price-Fleming International, Inc. served as Sub-advisor of the Portfolio, then named "AST
     T. Rowe Price International Equity Portfolio."
4.   These Portfolios were first offered as Sub-accounts on October 18, 1999.
5. Effective December 31, 1998 Janus Capital Corporation became Sub-advisor of the Portfolio. Prior to December 31, 1998, Founders Asset Management, LLC served as Sub-advisor of the Portfolio, then named "Founders Capital Appreciation Portfolio."
6. Effective May 1, 1998, Neuberger Berman Management, Inc. became Sub-advisor to the Portfolio. Prior to May 1, 1998, Berger Associates, Inc. served as Sub-advisor to the Portfolio, then named "Berger Capital Growth Portfolio."
7. Effective May 1, 1998, Neuberger Berman Management, Inc. became Sub-advisor to the Portfolio. Prior to May 1, 1998, Federated Investment Counseling served as Sub-advisor of the Portfolio, then named "Federated Utility Income Portfolio."
8. Effective May 1, 2000, Alliance Capital Management, L.P. became Sub-advisor of the Portfolio. Between December 31, 1998 and May 1, 2000, OppenheimerFunds, Inc. served as Sub-advisor of the Portfolio, then named "AST Oppenheimer Large-Cap Growth Portfolio." Prior to December 31, 1998, Robertson, Stephens & Company Investment Management, L.P. served as Sub-advisor of the Portfolio, then named "Robertson Stephens Value + Growth Portfolio."
9. Effective May 1, 2000, Sanford C. Bernstein & Co., Inc. became Sub-advisor of the Portfolio. Prior to May 1, 2000, Bankers Trust Company served as Sub-advisor of the Portfolio, then named "AST Bankers Trust Managed Index 500 Portfolio."
10. Effective May 3, 1999, American Century Investment Management, Inc. became Sub-advisor of the Portfolio. Between October 15, 1996 and May 3, 1999, Putnam Investment Management, Inc. served as Sub-advisor of the Portfolio, then named "AST Putnam Value Growth & Income."
11. Effective May 1, 2000, Alliance Capital Management, L.P. became Sub-advisor of the Portfolio. Prior to May 1, 2000, Lord, Abbett & Co. served as Sub-advisor of the Portfolio, then named "AST Lord Abbett Growth and Income Portfolio."
12. Effective May 3, 1999, A I M Capital Management, Inc. became Sub-advisor of the Portfolio. Between October 15, 1996 and May 3, 1999, Putnam Investment Management, Inc. served as Sub-advisor of the Portfolio, then named "AST Putnam Balanced." Prior to October 15, 1996, Phoenix Investment Counsel, Inc. served as Sub-advisor of the Portfolio, then named "AST Phoenix Balanced Asset Portfolio."
13. Effective May 1, 2000, the name of the Portfolio was changed to the "AST T. Rowe Price Global Bond". Effective May 1, 1996, Rowe Price-Fleming International, Inc. became Sub-advisor of the Portfolio. Prior to May 1, 1996, Scudder, Stevens & Clark, Inc. served as Sub-advisor of the Portfolio, then named "AST Scudder International Bond Portfolio."
14.  These Portfolios were first offered as Sub-accounts on May 3, 1999.

                  APPENDIX C-1 -ADVISOR'S CHOICE PRIOR CONTRACT

Between November 1993 and July 31, 1997, the American Skandia offered a variable annuity under the marketing name Advisors Choice(R) which is no longer being offered ("Choice" or "Prior Contract"). Purchase Payments may continue to be made to the Prior Contract. Assets supporting the Prior Contracts are maintained in Class 2 Sub-account of Separate Account B.

The principle differences between the contracts offered by this Prospectus under the marketing name Advisors Choice(R) 2000 ("Choice 2" or "Current Contract") and the Prior Contract relate to the availability of fixed investment options under the contract, charges made by the Company, and death benefit provisions.

GLOSSARY OF TERMS

Some of the definitions used in the Choice contract are different from the definitions used in Choice 2 contract.

The definition of "Account Value" in the Choice 2 prospectus is the same as the definition of "Account Value" in the Choice prospectus, except for the inclusion of disclosure related to fixed investment options. Fixed investment options are not available in the Prior Contracts.

The following defined terms in the Choice 2 prospectus relating to the fixed investment options are not applicable to the Prior Contracts: "Current Rates," "Fixed Allocation," "Guarantee Period," "Interim Value," "MVA," and "Maturity Date."

The definition of "Net Purchase Payment" in the CHC2 prospectus is the same as the definition of "Net Purchase Payment" in the Choice prospectus, except for the inclusion of any applicable sales charge, initial maintenance fee and/or charge for taxes in the Choice contracts.


WHAT ARE THE FIXED INVESTMENT OPTIONS?

The Prior Contracts do not offer a fixed investment option. Therefore, any provisions in this Prospectus that relate to the Fixed Allocations are not applicable to the Prior Contracts.

FEES AND CHARGES

WHAT ARE THE CONTRACT FEES AND CHARGES?

Annual Maintenance Fee: A maintenance fee for the Prior Contract equaling the lesser of $35 or 2% may be assessed against: (a) the initial Purchase Payment; and (b) each Annuity Year after the first, the Account Value. It applies to the initial Purchase Payment only if less than $50,000. It is assessed, as of the first Valuation Period of each Annuity Year after the first only if, at that time, the Account Value of the Annuity is less than $50,000.

MANAGING YOUR ACCOUNT VALUE

DO YOU OFFER DOLLAR COST AVERAGING?

Your Choice annuity must have an Account Value of not less than $20,000 at the time we accept your request for a dollar cost averaging program.

DO YOU OFFER A PROGRAM TO BALANCED FIXED AND VARIABLE INVESTMENTS?
The "Balanced Investment Program" is not available under the Prior Contracts.

AMERICAN SKANDIA'S PERFORMANCE ADVANTAGE This benefit is not available under the Prior Contracts.

ACCESS TO ACCOUNT VALUE

CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION PERIOD? Your Choice annuity must have an Account Value of at least $25,000 at the time we accept your request for a program of Systematic Withdrawals.

WHAT TYPES OF ANNUITY PAYMENT OPTIONS ARE AVAILABLE UPON ANNUITIZATION?
The minimum monthly annuity payment for the Choice contract is $50.00, except where a lower amount is required by law.

DEATH BENEFIT

The minimum death benefit for the Choice contract is the total of each Purchase Payment growing daily at the equivalent of a specified interest rate per year starting as to each Purchase Payment on the date it is allocated to the Account Value, less the total of each withdrawal, of any type, growing daily at the equivalent of the same specified interest rate per year starting as of the date of each such withdrawal. However, this minimum death benefit may not exceed 200% of (A) minus (B), where (A) is the total of all Purchase Payment received; and
(B) is the total of all withdrawals of any type.

Currently, the specified rate at which the minimum death benefit increases is 5% per year, compounded yearly.

Optional Death Benefits

The Optional Death Benefits are not available under the prior contracts.

Performance Information

The calculation of performance information and the Standard Total Return and the Non-standard Total Return for the Choice Sub-accounts are set forth in the Choice 2 Statement of Additional Information.

                  APPENDIX C-2 -ADVISOR'S DESIGN PRIOR CONTRACT

EXPENSE EXAMPLES

The Expense Examples for the Prior Contract are as follows:

The examples shown assume that: (a) the maximum sales charge applies (b) fees and expenses remain constant; (c) there are no withdrawals of Account Value during the period shown; (d) there are no transfers or other transactions subject to a fee during the period shown; (e) no tax charge applies; and (f) the expenses throughout the period for the underlying mutual fund portfolios will be the lower of the expenses without any applicable reimbursement or expenses after any applicable reimbursement, as shown above in the section entitled Contract Expense Summary.


------------------------------------------------------------------------------------------------------------------------------------
                                                                  Expense Examples
                                                 (amounts shown are rounded to the nearest dollar)
------------------------------------------------------------------------------------------------------------------------------------

There is no Contingent Deferred Sales Charge on withdrawals. Therefore, whether or not you surrender your Annuity at the end of the applicable time period or begin taking annuity payments at such time, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                          ------------------------------------------- -- -------------------------------------------
                                         If your initial  Purchase Payment is at            If your  initial  Purchase  Payment  is
                                         least $50,000 and at the beginning of              below $50,000 and at the beginning of
                                         each Annuity Year your Account Value              each Annuity Year your Account Value is
                                         is $50,000 or higher, so that the                  below $50,000, so that the maintenance
                                         maintenance fee does not apply:                    fee applies:
                                         ------------------------------------------- -- -------------------------------------------


                                           After:                                        After:
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------- --------- ---------- --------- ---------- --- --------- ---------- ---------- ----------
Sub-Account:                                 1 Year    3 Years    5 Years   10 Years       1 Year    3 Years    5 Years    10 Years
-------------------------------------------- --------- ---------- --------- --------- --- --------- ---------- ---------- ----------
AST Founders Passport 2                         35        76        119        239            36        80         126        252
AST AIM International Equity 2                  34        73        115        232            36        78         122        246
AST Janus Overseas Growth 2                     34        74        117        235            36        79         124        249
AST American Century International Growth 2     37        82        130        260            39        87         137        274
AST American Century  International  Growth     34        75        118        237            36        79         125        251
II 2

AST MFS Global Equity 2                         39        89        142        285            41        94         149        299
AST Janus Small-Cap Growth 2                    33        70        109        219            34        74         116        233
AST Kemper Small-Cap Growth 2                   33        71        113        226            35        76         120        240
AST Lord Abbett Small Cap Value 2               34        74        116        234            36        79         123        248
AST T. Rowe Price Small Company Value 2         33        70        109        219            34        74         116        233
AST Janus Mid-Cap Growth 2                      34        75        118        236            36        79         125        250
AST Neuberger Berman Mid-Cap Growth 2           33        71        113        226            35        76         120        240
AST Neuberger Berman Mid-Cap Value 2            34        74        117        235            36        79         124        249
AST Alger All-Cap Growth 2                      34        73        116        233            36        78         123        247
AST T. Rowe Price Natural Resources 2           33        71        113        226            35        76         120        240
AST Alliance Growth 2                           33        70        109        219            34        74         116        233
AST MFS Growth 2                                35        77        122        245            37        82         129        259
AST Marsico Capital Growth 2                    33        70        110        222            34        74         117        234
AST JanCap Growth 2                             32        67        105        210            33        71         112        223
AST Sanford Bernstein Managed Index 500 2       30        61         94        186            31        65         101        200
AST Cohen & Steers Realty 2                     35        76        119        239            36        80         126        252
AST American Century Income & Growth 2          32        66        103        207            33        71         110        220
AST Alliane Growth and Income 2                 32        67        104        209            33        71         111        222
AST MFS Growth with Income 2                    34        73        116        233            36        78         123        247
AST INVESCO Equity Income 2                     31        66        102        205            33        70         110        219
AST AIM Balanced 2                              32        67        105        210            33        71         112        224
AST American Century Strategic Balanced 2       33        70        109        219            34        74         116        233
AST T. Rowe Price Asset Allocation 2            32        68        107        215            34        73         114        229
AST T. Rowe Price Global Bond 2                 33        70        109        219            34        74         116        233






                                           After:                                       After:
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------- --------- ---------- --------- ---------- --- --------- ---------- ---------- ----------
Sub-Account:                                 1 Year    3 Years    5 Years   10 Years       1 Year    3 Years    5 Years    10 Years

AST Federated High Yield 2                      31        65        101        202            33        69         108        216
AST PIMCO Total Return Bond 2                   30        61         95        189            31        65         102        203
AST PIMCO Limited Maturity Bond 2               30        62         96        193            32        67         104        207
AST Money Market 2                              28        55         84        165            29        59         90         179

AA Growth 2                                     30        61         94        186            31        65         101        200
AA MidCap Growth 2                              30        62         96        192            32        67         104        207

MV Emerging Markets 2                           39        89        142        285            41        94         149        299

WFVT Equity Value 2                             32        67        104        209            33        71         111        222

Rydex Nova 2                                    37        83        132        265            39        88         139        279
Rydex Ursa 2                                    39        88        141        283            41        93         148        297
Rydex OTC 2                                     37        83        132        265            39        88         139        279

INVESCO VIF Technology 2                        35        76        121        243            36        81         128        256
INVESCO VIF Health Sciences 2                   36        81        129        259            38        86         136        273
INVESCO VIF Financial Services 2                36        79        125        251            38        84         132        265
INVESCO VIF Telecommunications 2                34        75        118        237            36        79         125        251
INVESCO VIF Dynamics 2                          35        76        119        239            36        80         126        252

Evergreen VA Global Leaders 2                   32        67        105        210            33        71         112        223
Evergreen VA Special Equity 2                   32        67        105        211            33        72         113        225

ProFund VP Europe 30 2                          39        90        144        288            41        95         151        302
ProFund VP UltraSmall-Cap 2                     39        88        140        280            41        93         147        294
ProFund VP UltraOTC 2                           38        86        137        275            40        91         144        289
-------------------------------------------- --------- ---------- --------- ---------- --- --------- --------- ---------- ----------


FEES AND CHARGES

WHAT ARE THE CONTRACT FEES AND CHARGES?

Sales Charge: The Prior Contract provides for a sales charge in the amount of 1.5% of each Purchase Payment. Any applicable sales charge is deducted from each Purchase Payment.

From time to time we may reduce the amount of any sales charge when Annuities on a particular annuity plan are sold to individuals or a group of individuals in a manner that reduces sales expenses. We would consider such factors as: (a) the size and type of group; (b) the amount of Purchase Payments; (c) present Owners making additional Purchase Payments; and/or (d) other transactions where sales expenses are likely to be reduced.

No sales charge is imposed when any group annuity contract or any Annuity issued pursuant to this Prospectus is owned on its Issue Date by: (a) any parent company, affiliate or subsidiary of ours; (b) an officer, director, employee, retiree, sales representative, or in the case of an affiliated broker-dealer, registered representative of such company; (c) a director, officer or trustee of any underlying mutual fund; (d) a director, officer or employee of any investment manager, sub-advisor, transfer agent, custodian, auditing, legal or administrative services provider that is providing investment management, advisory, transfer agency, custodianship, auditing, legal and/or administrative services to an underlying mutual fund or any affiliate of such firm; (e) a director, officer, employee or registered representative of a broker-dealer or insurance agency that has a then current selling agreement with us and/or with American Skandia Marketing, Incorporated; (f) a director, officer, employee or authorized representative of any firm providing us or our affiliates with regular legal, actuarial, auditing, underwriting, claims, administrative, computer support, marketing, office or other services; (g) the then current spouse of any such person noted in (b) through (f), above; (h) the parents of any such person noted in (b) through (g), above; (i) such person's child(ren) or other legal dependent under the age of 21; and (j) the siblings of any such persons noted in (b) through (h) above.

Any elimination of the sales charge or any reduction to the amount of such charges will not discriminate unfairly between Annuity purchasers. We will not make any changes to this charge where prohibited by law.

                   American Skandia Life Assurance Corporation

                            Attention: Concierge Desk

                              For Written Requests:

                                  P.O. Box 883
                           Shelton, Connecticut 06484

                            For Electronic Requests:


                       customerservice@americanskandia.com


                             For Requests by Phone:

                                 1-800-752-6342

--------------------------------------------------------------------------------
                  PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE AMERICAN SKANDIA ANNUITY DESCRIBED IN PROSPECTUS CHC2-PROS (05/2000).
--------------------------------------------------------------------------------


             -------------------------------------------------------
                                (print your name)



             -------------------------------------------------------
                                    (address)

             -------------------------------------------------------
                              (city/state/zip code)

ADDITIONAL   INFORMATION:   Inquiries   will  be   answered   by  calling   your
representative or by writing to:

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                       at

                                  P.O. Box 883
                           Shelton, Connecticut 06484

                                       or


                       customerservice@americanskandia.com


Issued by:                                                  Serviced at:

AMERICAN SKANDIA LIFE                              AMERICAN SKANDIA LIFE
ASSURANCE CORPORATION                              ASSURANCE CORPORATION
One Corporate Drive                                         P.O. Box 883
Shelton, Connecticut 06484                    Shelton, Connecticut 06484
Telephone: 1-800-752-6342                     Telephone:  1-800-752-6342
http://www.americanskandia.com            http://www.americanskandia.com

                                 Distributed by:

                    AMERICAN SKANDIA MARKETING, INCORPORATED
                               One Corporate Drive
                           Shelton, Connecticut 06484
                             Telephone: 203-926-1888

                         http://www.americanskandia.com





                       STATEMENT OF ADDITIONAL INFORMATION

The variable investment options under the Annuity are issued by AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B (CLASS 2 SUB-ACCOUNTS) and AMERICAN SKANDIA LIFE ASSURANCE CORPORATION. The variable investment options are registered under the Securities Act of 1933 and the Investment Company Act of 1940. The fixed investment options under the Annuity are issued by AMERICAN SKANDIA LIFE ASSURANCE CORPORATION. The assets supporting the fixed investment options are maintained in AMERICAN SKANDIA LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D, a non-unitized separate account, and registered solely under the Securities Act of 1933.

                                TABLE OF CONTENTS

ITEM                                                                                                                   PAGE

General Information about American Skandia                                                                                2
|X|      American Skandia Life Assurance Corporation                                                                      2
|X|      American Skandia Life Assurance Corporation Variable Account B (Class 2 Sub-accounts)                            2
|X|      American Skandia Life Assurance Corporation Separate Account D                                                   3

Principal Underwriter/Distributor - American Skandia Marketing, Incorporated                                              4

How Performance Data is Calculated                                                                                        5
|X|      Current and Effective Yield                                                                                      5
|X|      Total Return                                                                                                     6

How the Unit Price is Determined                                                                                         11

Additional Information on Fixed Allocations                                                                              12
|X|      How We Calculate the Market Value Adjustment                                                                    13

General Information                                                                                                      14
|X|      Voting Rights                                                                                                   14
|X|      Modification                                                                                                    14
|X|      Deferral of Transactions                                                                                        14
|X|      Misstatement of Age or Sex                                                                                      15
|X|      Ending the Offer                                                                                                15

Independent Auditors                                                                                                     15

Legal Experts                                                                                                            15

Financial Statements                                                                                                     15
|X|      Appendix A - American Skandia Life Assurance Corporation Variable Account B (Class 2 Sub-accounts)              16




--------------------------------------------------------------------------------

THIS STATEMENT OF ADDITIONAL INFORMATlON IS NOT A PROSPECTUS. YOU SHOULD READ THIS INFORMATION ALONG WITH THE PROSPECTUS FOR THE ANNUITIES FOR WHICH IT
RELATES. THE PROSPECTUS CONTAINS INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS SEND A WRITTEN REQUEST TO AMERICAN SKANDIA LIFE ASSURANCE CORPORATION, P.O. BOX 883, SHELTON, CONNECTICUT 06484, OR TELEPHONE 1-800-752-6342. OUR ELECTRONIC MAIL ADDRESS IS CUSTOMERSERVICE@AMERICANSKANDIA.COM.

--------------------------------------------------------------------------------
Date of Prospectus:  May 1, 2000
Date of Statement of Additional Information: May 1, 2000
CHC2 - SAI (05/2000)

GENERAL INFORMATION ABOUT AMERICAN SKANDIA

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

American Skandia Life Assurance Corporation ("we", "our" or "us") is a wholly-owned subsidiary of American Skandia, Inc. ("ASI") formerly known as American Skandia Investment Holding Corporation. ASI's indirect parent is Skandia Insurance Company Ltd. Skandia Insurance Company Ltd. is part of a group of companies whose predecessor commenced operations in 1855. Skandia Insurance Company Ltd. is a major worldwide insurance company operating from Stockholm, Sweden which owns and controls, directly or through subsidiary companies, numerous insurance and related companies. We are organized as a Connecticut stock life insurance company, and are subject to Connecticut law governing insurance companies. Our mailing address is P.O. Box 883, Shelton, Connecticut 06484.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B (Class 2 Sub-accounts)

American Skandia Life Assurance Corporation Variable Account B (Class 2 Sub-accounts), also referred to as "Separate Account B", was established by us pursuant to Connecticut law. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B. The Sub-accounts offered pursuant to this Prospectus are all Class 2 Sub-accounts of Separate Account B. Each class of Sub-accounts in Separate Account B has a different level of charges assessed against such Sub-accounts. Each Sub-account invests exclusively in an underlying mutual fund or a portfolio of an underlying mutual fund. You will find additional information about these underlying mutual funds and portfolios in the prospectuses for such funds.

Separate Account B is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "Investment Company Act") as a unit investment trust, which is a type of investment company. Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the underlying mutual funds or fund portfolios, as applicable. We do not guarantee the investment results of any Sub-account. You bear the entire investment risk.

During the accumulation phase, we offer a number of Sub-accounts as variable investment options. Certain Sub-accounts may not be available in all jurisdictions. If and when we obtain approval of the applicable authorities to make such variable investment options available, we will notify Owners of the availability of such Sub-accounts. As of the date of the Prospectus and Statement of Additional Information, our Sub-accounts and the underlying mutual funds or portfolios in which they invest are as follows. Those portfolios whose name includes the prefix "AST" are portfolios of American Skandia Trust.


         Separate Account B Sub-account                                                    Underlying Mutual Fund Portfolio

         AST Founders Passport 2                                                                      AST Founders Passport
         AST AIM International Equity 2                                                        AST AIM International Equity
         AST Janus Overseas Growth 2                                                              AST Janus Overseas Growth
         AST American Century International Growth 2                              AST American Century International Growth
         AST American Century International Growth II 2                        AST American Century International Growth II
         AST MFS Global Equity 2                                                                      AST MFS Global Equity
         AST Janus Small-Cap Growth 2                                                            AST Janus Small-Cap Growth
         AST Kemper Small-Cap Growth 2                                                                 AST Small Cap Growth
         AST LA Small Cap Value 2                                                           AST Lord Abbett Small Cap Value
         AST T. Rowe Price Small Company Value 2                                      AST T. Rowe Price Small Company Value
         AST Janus Mid-Cap Growth 2                                                                AST Janus Mid-Cap Growth
         AST NB Mid-Cap Growth 2                                                        AST Neuberger Berman Mid-Cap Growth
         AST NB Mid-Cap Value 2                                                          AST Neuberger Berman Mid-Cap Value
         AST Alger All-Cap Growth 2                                                                AST Alger All-Cap Growth
         AST T. Rowe Price Natural Resources 2                                          AST T. Rowe Price Natural Resources
         AST Alliance Growth 2                                                                          AST Alliance Growth
         AST MFS Growth 2                                                                                    AST MFS Growth
         AST Marsico Capital Growth 2                                                            AST Marsico Capital Growth
         AST JanCap Growth 2                                                                              AST JanCap Growth
         AST Sanford Bernstein Managed Index 500 2                                  AST Sanford Bernstein Managed Index 500
         AST Cohen & Steers Realty 2                                                              AST Cohen & Steers Realty
         AST American Century Income & Growth 2                                        AST American Century Income & Growth
         AST Alliance Growth and Income 2                                                    AST Alliance Growth and Income
         AST MFS Growth with Income 2                                                            AST MFS Growth with Income
         AST INVESCO Equity Income 2                                                              AST INVESCO Equity Income
         AST AIM Balanced 2                                                                                AST AIM Balanced
         AST American Century Strategic Balanced 2                                  AST American Century Strategic Balanced
         AST T. Rowe Price Asset Allocation 2                                            AST T. Rowe Price Asset Allocation
         AST T. Rowe Price Global Bond 2                                                      AST T. Rowe Price Global Bond
         AST Fed High Yield 2                                                                      AST Federated High Yield
         AST PIMCO Total Return Bond 2                                                          AST PIMCO Total Return Bond
         AST PIMCO Limited Maturity Bond 2                                                  AST PIMCO Limited Maturity Bond
         AST Money Market 2                                                                                AST Money Market

         AA Growth 2                                                            Growth portfolio of The Alger American Fund
         AA MidCap Growth 2                                                        MidCap Growth of The Alger American Fund

         MV Emerging Markets 2                                     Emerging Markets portfolio of Montgomery Variable Series

         WFVT Equity Value 2                                           Equity Value portfolio of Wells Fargo Variable Trust

         Rydex Nova 2                                                                Nova portfolio of Rydex Variable Trust
         Rydex Ursa 2                                                                Ursa portfolio of Rydex Variable Trust
         Rydex OTC 2                                                                  OTC portfolio of Rydex Variable Trust

         INVESCO VIF Technology 2                           Technology portfolio of INVESCO Variable Investment Funds, Inc.
         INVESCO VIF Health Sciences 2                 Health Sciences portfolio of INVESCO Variable Investment Funds, Inc.
         INVESCO VIF Financial Services 2           Financial Services portfolio of INVESCO Variable Investment Funds, Inc.
         INVESCO VIF Telecommunications 2                                                  Telecommunications portfolio of
                                                                                    INVESCO Variable Investment Funds, Inc.
         INVESCO VIF Dynamics 2                               Dynamics portfolio of INVESCO Variable Investment Funds, Inc.

         Evergreen VA Global Leaders 2                         Global Leaders portfolio of Evergreen Variable Annuity Trust
         Evergreen VA Special Equity 2                         Special Equity portfolio of Evergreen Variable Annuity Trust

         ProFund VP Europe 30 2                                                           Europe 30 portfolio of ProFund VP
         ProFund VP UltraSmall-Cap 2                                                 UltraSmall-Cap portfolio of ProFund VP
         ProFund VP UltraOTC 2                                                             UltraOTC portfolio of ProFund VP


A brief summary of the investment objectives and policies of each underlying mutual fund portfolio is found in the Prospectuses. More detailed information about the investment objectives, policies, charges, operations, the attendant risks and other details pertaining to each underlying mutual fund portfolio are described in the prospectus of each underlying mutual fund and the statements of additional information for such underlying mutual fund. Also included in such information is the investment policy of each mutual fund or portfolio regarding the acceptable ratings by recognized rating services for bonds and other debt obligations. There can be no guarantee that any underlying mutual fund or portfolio will meet its investment objectives.

Each underlying mutual fund is registered under the Investment Company Act, as amended, as an open-end management investment company. Each underlying mutual fund or portfolio thereof may or may not be diversified as defined in the Investment Company Act. The trustees or directors, as applicable, of an underlying mutual fund may add, eliminate or substitute portfolios from time to time. Generally, each portfolio issues a separate class of shares. Shares of the underlying mutual fund portfolios are available to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be made available, subject to obtaining all required regulatory approvals, for direct purchase by various pension and retirement savings plans that qualify for preferential tax treatment under the Code.

We may make other underlying mutual funds available by creating new Sub-accounts. Additionally, new portfolios may be made available by the creation of new Sub-accounts from time to time. Such a new portfolio of an underlying mutual fund may be disclosed in its prospectus. However, addition of a portfolio does not require us to create a new Sub-account to invest in that portfolio. We may take other actions in relation to the Sub-accounts and/or Separate Account B.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D

American Skandia Life Assurance Corporation Separate Account D, also referred to as Separate Account D, was established by us pursuant to Connecticut law. During the accumulation phase, assets supporting our obligations based on Fixed
Allocations are held in Separate Account D. Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D.

There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

We have sole discretion over the investment managers retained to manage the assets maintained in Separate Account D. We currently employ investment managers for Separate Account D including, but not limited to, J.P. Morgan Investment Management Inc. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s).

We operate Separate Account D in a fashion designed to meet the obligations created by Fixed Allocations. Factors affecting these operations include the following:

     1. The State of New York, which is one of the jurisdictions in which we are licensed to do business, requires that we meet certain "matching" requirements. These requirements address the matching of the durations of the assets with the durations of obligations supported by such assets. We believe these matching requirements are designed to control an insurer's ability to risk investing in long-term assets to support short term interest rate guarantees. We also believe this limitation controls an insurer's ability to offer unrealistic rate guarantees.

     2. We employ an investment strategy designed to limit the risk of default. Some of the guidelines of our current investment strategy for Separate Account D include, but are not limited to, the following:

          a. Investments may include cash; debt securities issued by the United States Government or its agencies and instrumentalities; money market instruments; short, intermediate and long-term corporate obligations; private placements; asset-backed obligations; and municipal bonds.

          b. At the time of purchase, fixed income securities will be in one of the top four generic lettered rating classifications as established by a nationally recognized statistical rating organization ("NRSRO") such as Standard & Poor's or Moody's Investor Services, Inc.

We are not obligated to invest according to the aforementioned guidelines or any other strategy except as may be required by Connecticut and other state insurance laws.

     3. The assets in Separate Account D are accounted for at their market value, rather than at book value.

     4. We are obligated by law to maintain our capital and surplus, as well as our reserves, at the levels required by applicable state insurance law and regulation.

We may or may not be able to obtain approval in the future in certain jurisdictions of endorsements to individual or group annuities that include the type of Fixed Allocations offered pursuant to this Prospectus. If such approval is obtained, we may take those steps needed to make such Fixed Allocations available to purchasers to whom Annuities were issued prior to the date of such approval.

PRINCIPAL UNDERWRITER/DISTRIBUTOR - American Skandia Marketing, Incorporated

American Skandia Marketing, Incorporated ("ASM"), a wholly-owned subsidiary of ASI, is the distributor and principal underwriter of the securities offered through this prospectus and Statement of Additional Information. American Skandia Life Assurance Corporation and American Skandia Investment Services, Incorporated ("ASISI"), the investment manager of American Skandia Trust and American Skandia Advisor Funds, Inc., are also wholly-owned subsidiaries of ASI. American Skandia Information Services and Technology Corporation ("ASIST"), also a wholly-owned subsidiary ASI, is a service company that provides systems and information services to American Skandia Life Assurance Corporation and its affiliated companies.


ASM acts as the distributor of a number of annuity and life insurance products we offer and both American Skandia Trust and American Skandia Advisor Funds, Inc., a family of retail mutual funds. ASM also acts as an introducing broker-dealer through which it receives a portion of brokerage commissions in connection with purchases and sales of securities held by portfolios of American Skandia Trust which are offered as underlying investment options under the Annuity.


ASM's principal business address is One Corporate Drive, Shelton, Connecticut 06484. ASM is registered as broker-dealer under the Securities and Exchange Act of 1934 ("Exchange Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The Annuity is offered on a continuous basis. ASM enters into distribution agreements with independent broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from registration. Applications for the Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, ASM may offer the Annuity directly to potential purchasers.

Concessions may be paid based on Account Value. The maximum concession to be paid in connection with the sale is 0.30% per year of the Account Value. We may also provide compensation for providing ongoing service to you in relation to the Annuity. Concessions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.

In addition, firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to us or our affiliates. We or ASM may enter into compensation arrangements with certain firms. These arrangements will not be offered to all firms and the terms of such arrangements may differ between firms. Any such compensation will be paid by us or ASM and will not result in any additional charge to you. To the extent permitted by NASD rules and other applicable laws and regulations, ASM may pay or allow other promotional incentives or payments in the form of cash or other compensation.

HOW PERFORMANCE DATA IS CALCULATED

We may advertise the performance of Sub-accounts using two types of measures. These measures are "current and effective yield", which may be used for money market-type Sub-accounts (like the AST Money Market Sub-account) and "total return", which may be used with other types of Sub-accounts.

The following descriptions provide details on how we calculate these measures for Sub-accounts.

Current and Effective Yield

The current yield of a money market-type Sub-account is calculated based upon a seven day period ending on the date of calculation. The current yield of such a Sub-account is computed by determining the change (exclusive of capital changes) in the Account Value of a hypothetical pre-existing allocation by an Owner to such a Sub-account (the "Hypothetical Allocation") having a balance of one Unit at the beginning of the period, subtracting a hypothetical maintenance fee, and dividing such net change in the Account Value of the Hypothetical Allocation by the Account Value of the Hypothetical Allocation at the beginning of the same period to obtain the base period return, and multiplying the result by (365/7). The resulting figure will be carried to at least the nearest l00th of one percent.

We compute effective compound yield for a money market-type Sub-account according to the method prescribed by the Securities and Exchange Commission. The effective yield reflects the reinvestment of net income earned daily on assets of such a Sub-account. Net investment income for yield quotation purposes will not include either realized or capital gains and losses or unrealized appreciation and depreciation.

Shown below are the current and effective yields for a hypothetical contract. The yield is calculated based on the performance of the AST Money Market Sub-account during the last seven days of the calendar year ending prior to the date of this Prospectus. At the beginning of the seven day period, the hypothetical contract had a balance of one Unit. The current and effective yields reflect the recurring charge against the Sub-account. Please note that current and effective yield information will fluctuate. This information may not provide a basis for comparisons with deposits in banks or other institutions which pay a fixed yield over a stated period of time, or with investment companies which do not serve as underlying funds for variable annuities.


    Sub-account             Current Yield                     Effective Yield
    -----------             -------------                     ---------------
AST Money Market 2              3.79%                              3.86%

Total Return

Total return for the other Sub-accounts is computed by using the formula:

                                  P(1+T)n = ERV

                                     where:

         P = a hypothetical allocation of $1,000;

         T = average annual total return;

         n = the number of years over which total return is being measured; and

         ERV = the Account Value of the hypothetical $1,000 payment as of the end of the period over which total return is being measured.

Many of the Sub-accounts offered as variable investment options for the Annuities have been available as variable investment options in other annuities we offer under one or more separate accounts of American Skandia Life Assurance Corporation. In addition, some of the underlying mutual fund portfolios existed prior to the inception of these Sub-accounts. Performance quoted in advertising regarding any such Sub-accounts may indicate periods during which the Sub-accounts have been in existence but prior to the initial offering of the Annuities, or periods during which the underlying mutual fund portfolios have been in existence, but the Sub-accounts have not. Such hypothetical performance is calculated using the same assumptions employed in calculating actual performance since inception of the Sub-accounts.

"Standard Total Return" figures assume that all charges and fees are applicable. "Non-standard Total Return" figures may also be used that do not reflect all fees and charges.

As described in the Prospectus, Annuities may be offered in certain situations in which the Annual Maintenance Fee and/or the portion of the Insurance Charge for administrative costs may be eliminated or reduced. Advertisements of performance in connection with the offer of such Annuities will be based on the charges applicable to such Annuities.

Shown below are total return figures for the periods shown. Figures are shown only for Sub-accounts operational as of December 31, 1999. The "inception-to-date" figures shown below are based on the inception date of an underlying mutual fund portfolio. "N/A" means "not applicable" and indicates that the underlying mutual fund portfolio was not in operation for the applicable period. Any performance of such portfolios prior to inception of a Sub-account is provided by the underlying mutual funds. The total return for any Sub-account reflecting performance prior to such Sub-account's inception is based on such information.

                                 -------------------------------------------------- --- --------------------------------------------
                                               Standard Total Return                               Non-Standard Total Return

                                 -------------------------------------------------- --- --------------------------------------------
                                 -------------------------------------------------- --- --------------------------------------------
                                              (Assuming no CDSC with                               (Assuming no CDSC and no
                                                 maintenance fee)                                      maintenance fee)
                                 -------------------------------------------------- --- --------------------------------------------

----------------------------------------- ------- -------- -------- ---------- --- --------- --------- -------- --------- ----------
                                         1        3        5       10     Inception         1         3      5      10     Inception
                                        Year    Years    Years    Years    to Date         Year     Years  Years    Years    to Date
---------------------------------- --------- ------- -------- -------- ----------- --------- --------- -------- --------- ----------
AST Founders Passport 2 1              88.20%   27.98%    N/A      N/A     20.73%      88.48%    28.17%     N/A      N/A      20.93%
AST AIM International Equity 2 2       62.82%   31.50%  21.94%   13.14%    15.65%      63.07%    31.69%   22.12%    13.31%    15.83%
AST Janus Overseas Growth 2            81.23%   35.00%    N/A      N/A     34.93%      81.50%    35.21%     N/A      N/A      35.21%
AST American Century International     63.89%   30.17%    N/A      N/A     30.10%      64.13%    30.37%     N/A      N/A      30.37%
  Growth 2
AST American Century International     30.90%   14.19%  13.18%     N/A     10.03%      31.09%    14.36%   13.35%     N/A      10.20%
  Growth II 2 3
AST MFS Global Equity 2 4               N/A      N/A      N/A      N/A     10.09%       N/A       N/A       N/A      N/A      10.26%
AST Janus Small-Cap Growth 2 5        140.04%   37.36%  32.29%     N/A     27.88%     140.40%    37.57%   32.49%     N/A      28.07%
AST Kemper Small-Cap Growth 2           N/A      N/A      N/A      N/A     54.67%       N/A       N/A       N/A      N/A      54.90%
AST LA Small Cap Value 2               7.94%     N/A      N/A      N/A      3.35%      8.10%      N/A       N/A      N/A       3.59%
AST T. Rowe Price Small Company        -0.23%   4.21%     N/A      N/A      4.15%      -0.08%    4.36%      N/A      N/A       4.36%
  Value 2
AST NB Mid-Cap Growth 2 6              50.17%   27.66%  24.24%     N/A     23.10%      50.39%    27.85%   24.42%     N/A      23.31%
AST NB Mid-Cap Value 2 7               4.82%    8.40%   12.00%     N/A      8.72%      4.98%     8.56%    12.16%     N/A       8.90%
AST T. Rowe Price Natural              27.09%   4.47%     N/A      N/A     11.07%      27.28%    4.63%      N/A      N/A      11.25%
Resources 2
AST Alliance Growth 2 8                32.84%   24.11%    N/A      N/A     22.23%      33.04%    24.29%     N/A      N/A      22.43%
AST MFS Growth 2 4                      N/A      N/A      N/A      N/A     12.68%       N/A       N/A       N/A      N/A      12.85%
AST Marsico Capital Growth 2           51.37%    N/A      N/A      N/A     45.24%      51.60%     N/A       N/A      N/A      45.56%
AST JanCap Growth 2                    53.78%   48.52%  41.63%     N/A     29.36%      54.01%    48.74%   41.84%     N/A      29.57%
AST Sanford Bernstein Managed Index    20.27%    N/A      N/A      N/A     23.44%      20.45%     N/A       N/A      N/A      23.72%
  500 2 9
AST Cohen & Steers Realty 2            1.44%     N/A      N/A      N/A     -8.13%      1.59%      N/A       N/A      N/A      -7.92%
AST American Century Income &          22.00%   18.13%    N/A      N/A     18.07%      22.18%    18.31%     N/A      N/A      18.31%
  Growth 2 10
AST Alliance Growth and Income 2 11    15.16%   16.46%  18.87%     N/A     14.84%      15.34%    16.64%   19.05%     N/A      15.02%
AST MFS Growth with Income 2 4          N/A      N/A      N/A      N/A      4.90%       N/A       N/A       N/A      N/A       5.06%
AST INVESCO Equity Income 2            10.85%   15.10%  17.95%     N/A     14.15%      11.02%    15.27%   18.13%     N/A      14.33%
AST AIM Balanced 2 12                  19.89%   16.35%  16.12%     N/A     12.60%      20.07%    16.52%   16.30%     N/A      12.78%
AST American Century Strategic         12.07%   14.90%    N/A      N/A     14.85%      12.24%    15.08%     N/A      N/A      15.08%
  Balanced 2
AST T. Rowe Price Asset                9.40%    14.69%  15.67%     N/A     12.67%      9.57%     14.87%   15.84%     N/A      12.84%
  Allocation 2
AST T. Rowe Price Global Bond 2 13     -9.06%   -0.28%   2.81%     N/A      1.79%      -8.93%    -0.13%    2.96%     N/A       1.95%
AST Fed High Yield 2                   1.18%    5.09%    9.16%     N/A      6.89%      1.33%     5.25%     9.33%     N/A       7.06%
AST PIMCO Total Return Bond 2          -1.88%   5.11%    7.01%     N/A      5.24%      -1.74%    5.27%     7.17%     N/A       5.40%
AST PIMCO Limited Maturity             2.55%    4.66%     N/A      N/A      4.53%      2.70%     4.82%      N/A      N/A       4.70%
  Bond 2

AA Growth 2                            32.68%   34.46%  29.86%   21.88%    22.11%      32.88%    34.67%   30.05%    22.07%    22.29%
AA MidCap Growth 2                     30.80%   24.48%  25.10%     N/A     23.71%      30.99%    24.67%   25.29%     N/A      23.91%

MV Emerging Markets 2                  63.50%   -0.02%    N/A      N/A      0.76%      63.75%    0.13%      N/A      N/A       0.92%

WFVT Equity Value 2                    -3.26%    N/A      N/A      N/A     -4.52%      -3.11%     N/A       N/A      N/A      -4.35%

Rydex Variable Trust - Nova 2 14       22.32%    N/A      N/A      N/A     27.78%      22.50%     N/A       N/A      N/A      28.00%
Rydex Variable Trust - Ursa 2 14      -15.71%    N/A      N/A      N/A     -20.16%    -15.58%     N/A       N/A      N/A     -20.02%
Rydex Variable Trust - OTC 2 14        99.71%    N/A      N/A      N/A     66.33%     100.01%     N/A       N/A      N/A      66.61%

---------------------------------- --------- ------- -------- -------- ----------- --------- --------- -------- --------- ----------




----------------------------------------- ------- -------- -------- ---------- --- --------- --------- -------- --------- ----------
                                         1        3        5       10     Inception         1         3      5      10     Inception
                                        Year    Years    Years    Years    to Date         Year     Years  Years    Years    to Date
---------------------------------- --------- ------- -------- -------- ----------- --------- --------- -------- --------- ----------


INVESCO VIF Technology 2 4               N/A     N/A      N/A      N/A     65.22%       N/A       N/A       N/A      N/A      65.47%
INVESCO VIF Health Sciences 2 4          N/A     N/A      N/A      N/A     13.40%       N/A       N/A       N/A      N/A      13.57%
INVESCO VIF Financial Services 2 4       N/A     N/A      N/A      N/A     14.11%       N/A       N/A       N/A      N/A      14.28%
INVESCO VIF Telecommunications 2 4       N/A     N/A      N/A      N/A     51.75%       N/A       N/A       N/A      N/A      51.98%
INVESCO VIF Dynamics 2 4                 N/A     N/A      N/A      N/A     39.13%       N/A       N/A       N/A      N/A      39.34%

Evergreen VA Global Leaders 2 4          N/A     N/A      N/A      N/A     17.17%       N/A       N/A       N/A      N/A      17.35%
Evergreen VA Special Equity 2 4          N/A     N/A      N/A      N/A     21.94%       N/A       N/A       N/A      N/A      22.12%

ProFund VP Europe 30 2 4                 N/A     N/A      N/A      N/A     22.39%       N/A       N/A       N/A      N/A      22.57%
ProFund VP UltraSmall-Cap 2 4            N/A     N/A      N/A      N/A     19.63%       N/A       N/A       N/A      N/A      19.81%
ProFund VP UltraOTC 2 4                  N/A     N/A      N/A      N/A     135.78%      N/A       N/A       N/A      N/A     136.13%
----------------------------------- -------- ------- -------- -------- ----------- --------- --------- -------- --------- ----------

The Standard Total Return and Non-Standard Total R eturn for the Choice Sub-accounts are as follows:

                                      ------------------------------------------------ -- ------------------------------------------
                                                   Standard Total Return                            Non-Standard Total Return

                                      ------------------------------------------------ -- ------------------------------------------
                                      ------------------------------------------------ -- ------------------------------------------
                                              (Assuming no sales charge with                    (Assuming no sales charge without
                                                     maintenance fees)                                  maintenance fees)

                                      ------------------------------------------------ -- ------------------------------------------
----------------------------------------- ------- -------- -------- ---------- --- --------- --------- -------- --------- ----------
                                         1        3        5       10     Inception         1         3      5      10     Inception
                                        Year    Years    Years    Years    to Date         Year     Years  Years    Years    to Date
---------------------------------- --------- ------- -------- -------- ----------- --------- --------- -------- --------- ----------

AST Founders Passport 2 1                 88.20%   27.98%     N/A     N/A     20.73%     88.48%   28.17%     N/A      N/A     20.93%
AST AIM International Equity 2 2          62.82%   31.50%   21.94%   13.14%   15.65%     63.07%   31.69%   22.12%   13.31%    15.83%
AST Janus Overseas Growth 2               81.23%   35.00%     N/A     N/A     34.93%     81.50%   35.21%     N/A      N/A     35.21%
AST American Century International        63.89%   30.17%     N/A     N/A     30.10%     64.13%   30.37%     N/A      N/A     30.37%
  Growth 2
AST American Century International        30.90%   14.19%   13.18%    N/A     10.03%     31.09%   14.36%   13.35%     N/A     10.20%
  Growth II 2 3
AST MFS Global Equity 2 4                  N/A       N/A      N/A     N/A     10.09%       N/A      N/A      N/A      N/A     10.26%
AST Janus Small-Cap Growth 2 5           140.04%   37.36%   32.29%    N/A     27.88%     140.40%  37.57%   32.49%     N/A     28.07%
AST Kemper Small-Cap Growth 2              N/A       N/A      N/A     N/A     54.67%       N/A      N/A      N/A      N/A     54.90%
AST LA Small Cap Value 2                  7.94%      N/A      N/A     N/A      3.35%      8.10%     N/A      N/A      N/A      3.59%
AST T. Rowe Price Small Company Value 2   -0.23%    4.21%     N/A     N/A      4.15%     -0.08%    4.36%     N/A      N/A      4.36%
AST NB Mid-Cap Growth 2 6                 50.17%   27.66%   24.24%    N/A     23.10%     50.39%   27.85%   24.42%     N/A     23.31%
AST NB Mid-Cap Value 2 7                  4.82%     8.40%   12.00%    N/A      8.72%      4.98%    8.56%   12.16%     N/A      8.90%
AST T. Rowe Price Natural Resources 2     27.09%    4.47%     N/A     N/A     11.07%     27.28%    4.63%     N/A      N/A     11.25%
AST Alliance Growth 2 8                   32.84%   24.11%     N/A     N/A     22.23%     33.04%   24.29%     N/A      N/A     22.43%
AST MFS Growth 2 4                         N/A       N/A      N/A     N/A     12.68%       N/A      N/A      N/A      N/A     12.85%
AST Marsico Capital Growth 2              51.37%     N/A      N/A     N/A     45.24%     51.60%     N/A      N/A      N/A     45.56%
AST JanCap Growth 2                       53.78%   48.52%   41.63%    N/A     29.36%     54.01%   48.74%   41.84%     N/A     29.57%
AST Sanford Bernstein Managed Index       20.27%     N/A      N/A     N/A     23.44%     20.45%     N/A      N/A      N/A     23.72%
  500 2 9
AST Cohen & Steers Realty 2               1.44%      N/A      N/A     N/A     -8.13%      1.59%     N/A      N/A      N/A     -7.92%
AST American Century Income &             22.00%   18.13%     N/A     N/A     18.07%     22.18%   18.31%     N/A      N/A     18.31%
  Growth 2 10
AST Alliance Growth and Income 2 11       15.16%   16.46%   18.87%    N/A     14.84%     15.34%   16.64%   19.05%     N/A     15.02%
AST MFS Growth with Income 2 4             N/A       N/A      N/A     N/A      4.90%       N/A      N/A      N/A      N/A      5.06%
AST INVESCO Equity Income 2               10.85%   15.10%   17.95%    N/A     14.15%     11.02%   15.27%   18.13%     N/A     14.33%
AST AIM Balanced 2 12                     19.89%   16.35%   16.12%    N/A     12.60%     20.07%   16.52%   16.30%     N/A     12.78%
AST American Century Strategic            12.07%   14.90%     N/A     N/A     14.85%     12.24%   15.08%     N/A      N/A     15.08%
Balanced 2
AST T. Rowe Price Asset Allocation 2      9.40%    14.69%   15.67%    N/A     12.67%      9.57%   14.87%   15.84%     N/A     12.84%
AST T. Rowe Price Global Bond 2 13        -9.06%   -0.28%    2.81%    N/A      1.79%     -8.93%   -0.13%    2.96%     N/A      1.95%
AST Fed High Yield 2                      1.18%     5.09%    9.16%    N/A      6.89%      1.33%    5.25%    9.33%     N/A      7.06%
AST PIMCO Total Return Bond 2             -1.88%    5.11%    7.01%    N/A      5.24%     -1.74%    5.27%    7.17%     N/A      5.40%
AST PIMCO Limited Maturity Bond 2         2.55%     4.66%     N/A     N/A      4.53%      2.70%    4.82%     N/A      N/A      4.70%

AA Growth 2                               32.68%   34.46%   29.86%   21.88%   22.11%     32.88%   34.67%   30.05%   22.07%    22.29%
AA MidCap Growth 2                        30.80%   24.48%   25.10%    N/A     23.71%     30.99%   24.67%   25.29%     N/A     23.91%

MV Emerging Markets 2                     63.50%   -0.02%     N/A     N/A      0.76%     63.75%    0.13%     N/A      N/A      0.92%

WFVT Equity Value 2                       -3.26%     N/A      N/A     N/A     -4.52%     -3.11%     N/A      N/A      N/A     -4.35%

Rydex Variable Trust - Nova 2 14          22.32%     N/A      N/A     N/A     27.78%     22.50%     N/A      N/A      N/A     28.00%
Rydex Variable Trust - Ursa 2 14         -15.71%     N/A      N/A     N/A     -20.16%    -15.58%    N/A      N/A      N/A    -20.02%
Rydex Variable Trust - OTC 2 14           99.71%     N/A      N/A     N/A     66.33%     100.01%    N/A      N/A      N/A     66.61%

INVESCO VIF Technology 2 4                 N/A       N/A      N/A     N/A     65.22%       N/A      N/A      N/A      N/A     65.47%
INVESCO VIF Health Sciences 2 4            N/A       N/A      N/A     N/A     13.40%       N/A      N/A      N/A      N/A     13.57%
INVESCO VIF Financial Services 2 4         N/A       N/A      N/A     N/A     14.11%       N/A      N/A      N/A      N/A     14.28%
INVESCO VIF Telecommunications 2 4         N/A       N/A      N/A     N/A     51.75%       N/A      N/A      N/A      N/A     51.98%
INVESCO VIF Dynamics 2 4                   N/A       N/A      N/A     N/A     39.13%       N/A      N/A      N/A      N/A     39.34%

Evergreen VA Global Leaders 2 4            N/A       N/A      N/A     N/A     17.17%       N/A      N/A      N/A      N/A     17.35%
Evergreen VA Special Equity 2 4            N/A       N/A      N/A     N/A     21.94%       N/A      N/A      N/A      N/A     22.12%

ProFund VP Europe 30 2 4                   N/A       N/A      N/A     N/A     22.39%       N/A      N/A      N/A      N/A     22.57%
ProFund VP UltraSmall-Cap 2 4              N/A       N/A      N/A     N/A     19.63%       N/A      N/A      N/A      N/A     19.81%
ProFund VP UltraOTC 2 4                    N/A       N/A      N/A     N/A     135.78%      N/A      N/A      N/A      N/A    136.13%
------------------------------------- --------- -------- -------- ------- ----------- -------- -------- -------- -------- ----------

The Standard Total Return and Non-Standard Total R eturn for the Advisor's Design Sub-accounts are as follows:

                                 ----------------------------------------------------- -- ------------------------------------------
                                                Standard Total Return                               Non-Standard Total Return

                                 ----------------------------------------------------- -- ------------------------------------------
                                 ----------------------------------------------------- -- ------------------------------------------
                                         (Assuming maximum sales charge with              (Assuming maximum sales charge and no
                                                  maintenance fees)                       maintenance fees)
                                 ----------------------------------------------------- -- ------------------------------------------
----------------------------------------- ------- -------- -------- ---------- --- --------- --------- -------- --------- ----------
                                         1        3        5       10     Inception         1         3      5      10     Inception
                                        Year    Years    Years    Years    to Date         Year     Years  Years    Years    to Date
---------------------------------- --------- ------- -------- -------- ----------- --------- --------- -------- --------- ----------
AST Founders Passport 2 1                85.38%   27.34%     N/A      N/A     20.34%     85.66%   27.53%     N/A      N/A     20.54%
AST AIM International Equity 2 2         60.38%   30.83%    21.57%   12.97%   15.48%     60.62%   31.03%   21.75%   13.14%    15.66%
AST Janus Overseas Growth 2              78.51%   34.32%     N/A      N/A     34.26%     78.78%   34.53%     N/A      N/A     34.53%
AST American Century International       61.43%   29.52%     N/A      N/A     29.45%     61.67%   29.71%     N/A      N/A     29.71%
  Growth 2
AST American Century International       28.93%   13.62%    12.84%    N/A      9.76%     29.13%   13.79%   13.00%     N/A      9.92%
  Growth II 2 3
AST MFS Global Equity 2 4                 N/A       N/A      N/A      N/A      8.44%       N/A      N/A      N/A      N/A      8.60%
AST Janus Small-Cap Growth 2 5          136.44%   36.67%    31.89%    N/A     27.56%     136.79%  36.88%   32.09%     N/A     27.75%
AST Kemper Small-Cap Growth 2             N/A       N/A      N/A      N/A     52.35%       N/A      N/A      N/A      N/A     52.58%
AST LA Small Cap Value 2                 6.32%      N/A      N/A      N/A      2.57%      6.48%     N/A      N/A      N/A      2.81%
AST T. Rowe Price Small Company          -1.72%    3.68%     N/A      N/A      3.63%     -1.57%    3.84%     N/A      N/A      3.84%
  Value 2
AST NB Mid-Cap Growth 2 6                47.91%   27.02%    23.86%    N/A     22.74%     48.14%   27.21%   24.05%     N/A     22.95%
AST NB Mid-Cap Value 2 7                 3.25%     7.85%    11.66%    N/A      8.48%      3.41%    8.02%   11.83%     N/A      8.65%
AST T. Rowe Price Natural Resources 2    25.18%    3.94%     N/A      N/A     10.71%     25.37%    4.10%     N/A      N/A     10.89%
AST Alliance Growth 2 8                  30.85%   23.48%     N/A      N/A     21.73%     31.05%   23.67%     N/A      N/A     21.93%
AST MFS Growth 2 4                        N/A       N/A      N/A      N/A     10.99%       N/A      N/A      N/A      N/A     11.16%
AST Marsico Capital Growth 2             49.10%     N/A      N/A      N/A     44.16%     49.32%     N/A      N/A      N/A     44.48%
AST JanCap Growth 2                      51.47%   47.77%    41.20%    N/A     29.08%     51.70%   48.00%   41.41%     N/A     29.30%
AST Sanford Bernstein Managed Index      18.46%     N/A      N/A      N/A     22.51%     18.64%     N/A      N/A      N/A     22.79%
  500 2 9
AST Cohen & Steers Realty 2              -0.08%     N/A      N/A      N/A     -8.82%      0.07%     N/A      N/A      N/A     -8.61%
AST American Century Income &            20.17%   17.54%     N/A      N/A     17.48%     20.35%   17.71%     N/A      N/A     17.71%
  Growth 2 10
AST Alliance Growth and Income 2 11      13.44%   15.88%    18.51%    N/A     14.61%     13.61%   16.05%   18.69%     N/A     14.79%
AST MFS Growth with Income 2 4            N/A       N/A      N/A      N/A      3.33%       N/A      N/A      N/A      N/A      3.49%
AST INVESCO Equity Income 2              9.19%    14.52%    17.60%    N/A     13.87%      9.35%   14.69%   17.77%     N/A     14.04%
AST AIM Balanced 2 12                    18.09%   15.76%    15.77%    N/A     12.35%     18.27%   15.93%   15.95%     N/A     12.52%
AST American Century Strategic           10.39%   14.33%     N/A      N/A     14.27%     10.56%   14.50%     N/A      N/A     14.50%
  Balanced 2
AST T. Rowe Price Asset Allocation 2     7.76%    14.12%    15.32%    N/A     12.38%      7.93%   14.29%   15.49%     N/A     12.55%
AST T. Rowe Price Global Bond 2 13      -10.43%   -0.79%    2.50%     N/A      1.52%     -10.29%  -0.64%    2.65%     N/A      1.68%
AST Fed High Yield 2                     -0.34%    4.56%    8.84%     N/A      6.63%     -0.19%    4.72%    9.00%     N/A      6.79%
AST PIMCO Total Return Bond 2            -3.36%    4.58%    6.69%     N/A      4.97%     -3.21%    4.74%    6.85%     N/A      5.13%
AST PIMCO Limited Maturity Bond 2        1.01%     4.14%     N/A      N/A      4.19%      1.16%    4.29%     N/A      N/A      4.36%

AA Growth 2                              30.69%   33.79%    29.47%   21.70%   21.94%     30.88%   33.99%   29.66%   21.88%    22.12%
AA MidCap Growth 2                       28.83%   23.85%    24.72%    N/A     23.43%     29.03%   24.04%   24.91%     N/A     23.63%

MV Emerging Markets 2                    61.05%   -0.53%     N/A      N/A      0.34%     61.29%   -0.38%     N/A      N/A      0.51%

WFVT Equity Value 2                      -4.71%     N/A      N/A      N/A     -5.39%     -4.56%     N/A      N/A      N/A     -5.21%

Rydex Variable Trust - Nova 2 14         20.48%     N/A      N/A      N/A     27.05%     20.66%     N/A      N/A      N/A     27.27%
Rydex Variable Trust - Ursa 2 14        -16.97%     N/A      N/A      N/A     -20.63%    -16.85%    N/A      N/A      N/A    -20.49%
Rydex Variable Trust - OTC 2 14          96.71%     N/A      N/A      N/A     65.38%     97.01%     N/A      N/A      N/A     65.66%

INVESCO VIF Technology 2 4                N/A       N/A      N/A      N/A     62.74%       N/A      N/A      N/A      N/A     62.99%
INVESCO VIF Health Sciences 2 4           N/A       N/A      N/A      N/A     11.69%       N/A      N/A      N/A      N/A     11.86%
INVESCO VIF Financial Services 2 4        N/A       N/A      N/A      N/A     12.40%       N/A      N/A      N/A      N/A     12.57%
INVESCO VIF Telecommunications 2 4        N/A       N/A      N/A      N/A     49.47%       N/A      N/A      N/A      N/A     49.70%
INVESCO VIF Dynamics 2 4                  N/A       N/A      N/A      N/A     37.04%       N/A      N/A      N/A      N/A     37.25%

Evergreen VA Global Leaders 2 4           N/A       N/A      N/A      N/A     15.41%       N/A      N/A      N/A      N/A     15.59%
Evergreen VA Special Equity 2 4           N/A       N/A      N/A      N/A     20.11%       N/A      N/A      N/A      N/A     20.29%

ProFund VP Europe 30 2 4                  N/A       N/A      N/A      N/A     20.55%       N/A      N/A      N/A      N/A     20.73%
ProFund VP UltraSmall-Cap 2 4             N/A       N/A      N/A      N/A     17.84%       N/A      N/A      N/A      N/A     18.01%
ProFund VP UltraOTC 2 4                   N/A       N/A      N/A      N/A     132.24%      N/A      N/A      N/A      N/A    132.59%
------------------------------------ --------- -------- --------- ------- ----------- -------- -------- -------- -------- ----------

1. Effective October 15, 1996, Founders Asset Management, Inc. became Sub-advisor of the Portfolio. Prior to October 15, 1996, Seligman Henderson Co. served as Sub-advisor of the Portfolio, then named "Seligman Henderson International Small Cap Portfolio."
2. Effective May 3, 1999, A I M Capital Management, Inc. became Sub-advisor of the Portfolio. Between October 15, 1996 and May 3, 1999, Putnam Investment Management, Inc. served as Sub-advisor of the Portfolio, then named "AST Putnam International Equity." Prior to October 15, 1996, Seligman Henderson Co. served as Sub-advisor of the Portfolio, then named "Seligman Henderson International Equity Portfolio."
3. Effective May 1, 2000, American Century Investment Management, Inc. became Sub-advisor of the Portfolio. Prior to May 1, 2000, Rowe Price-Fleming International, Inc. served as Sub-advisor of the Portfolio, then named "AST
     T. Rowe Price International Equity Portfolio."
4.   These Portfolios were first offered as Sub-accounts on October 18, 1999.
5. Effective December 31, 1998 Janus Capital Corporation became Sub-advisor of the Portfolio. Prior to December 31, 1998, Founders Asset Management, LLC served as Sub-advisor of the Portfolio, then named "Founders Capital Appreciation Portfolio."
6. Effective May 1, 1998, Neuberger Berman Management, Inc. became Sub-advisor to the Portfolio. Prior to May 1, 1998, Berger Associates, Inc. served as Sub-advisor to the Portfolio, then named "Berger Capital Growth Portfolio."
7. Effective May 1, 1998, Neuberger Berman Management, Inc. became Sub-advisor to the Portfolio. Prior to May 1, 1998, Federated Investment Counseling served as Sub-advisor of the Portfolio, then named "Federated Utility Income Portfolio."
8. Effective May 1, 2000, Alliance Capital Management, L.P. became Sub-advisor of the Portfolio. Between December 31, 1998 and May 1, 2000, OppenheimerFunds, Inc. served as Sub-advisor of the Portfolio, then named "AST Oppenheimer Large-Cap Growth Portfolio." Prior to December 31, 1998, Robertson, Stephens & Company Investment Management, L.P. served as Sub-advisor of the Portfolio, then named "Robertson Stephens Value + Growth Portfolio."
9. Effective May 1, 2000, Sanford C. Bernstein & Co., Inc. became Sub-advisor of the Portfolio. Prior to May 1, 2000, Bankers Trust Company served as Sub-advisor of the Portfolio, then named "AST Bankers Trust Managed Index 500 Portfolio."
10. Effective May 3, 1999, American Century Investment Management, Inc. became Sub-advisor of the Portfolio. Between October 15, 1996 and May 3, 1999, Putnam Investment Management, Inc. served as Sub-advisor of the Portfolio, then named "AST Putnam Value Growth & Income."
11. Effective May 1, 2000, Alliance Capital Management, L.P. became Sub-advisor of the Portfolio. Prior to May 1, 2000, Lord, Abbett & Co. served as Sub-advisor of the Portfolio, then named "AST Lord Abbett Growth and Income Portfolio."
12. Effective May 3, 1999, A I M Capital Management, Inc. became Sub-advisor of the Portfolio. Between October 15, 1996 and May 3, 1999, Putnam Investment Management, Inc. served as Sub-advisor of the Portfolio, then named "AST Putnam Balanced." Prior to October 15, 1996, Phoenix Investment Counsel, Inc. served as Sub-advisor of the Portfolio, then named "AST Phoenix Balanced Asset Portfolio."
13. Effective May 1, 2000, the name of the Portfolio was changed to the "AST T. Rowe Price Global Bond". Effective May 1, 1996, Rowe Price-Fleming International, Inc. became Sub-advisor of the Portfolio. Prior to May 1, 1996, Scudder, Stevens & Clark, Inc. served as Sub-advisor of the Portfolio, then named "AST Scudder International Bond Portfolio."
14.  These Portfolios were first offered as Sub-accounts on May 3, 1999.


Some of the underlying portfolios may be subject to an expense reimbursement or waiver that in the absence of such reimbursement or waiver would reduce the portfolio's performance.

The performance quoted in any advertising should not be considered a representation of the performance of these Sub-accounts in the future since performance is not fixed. Actual performance will depend on the type, quality and, for some of the Sub-accounts, the maturities of the investments held by the underlying mutual funds and upon prevailing market conditions and the response of the underlying mutual funds to such conditions. Actual performance will also depend on changes in the expenses of the underlying mutual funds. In addition, the amount of charges against each Sub-account will affect performance.

The information provided by these measures may be useful in reviewing the performance of the Sub-accounts, and for providing a basis for comparison with other annuities. These measures may be less useful in providing a basis for comparison with other investments that neither provide some of the benefits of such annuities nor are treated in a similar fashion under the Code.

HOW THE UNIT PRICE IS DETERMINED

For each Sub-account the initial Unit Price was $10.00. The Unit Price for each subsequent period is the net investment factor for that period, multiplied by the Unit Price for the immediately preceding Valuation Period. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of and charges assessed against a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less (c) where:

     a.   is the net result of:

          1. the net asset value per share of the underlying mutual fund shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid by the underlying mutual fund during that Valuation Period; plus or minus

          2. any per share charge or credit during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

     b.   is the net result of:

          1. the net asset value per share plus any declared and unpaid dividends per share of the underlying mutual fund shares held in that Sub-account at the end of the preceding Valuation Period; plus or minus

          2. any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

     c. is the mortality and expense risk charges and the administration charge.

We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

ADDITIONAL INFORMATION ON FIXED ALLOCATIONS

To the extent permitted by law, we reserve the right at any time to offer Guarantee Periods with durations that differ from those which were available when your Annuity was issued. We also reserve the right at any time to stop accepting new allocations, transfers or renewals for a particular Guarantee Period. Such an action may have an impact on the MVA.

We declare the rates of interest applicable during the various Guarantee Periods offered. Declared rates are effective annual rates of interest. The rate of interest applicable to a Fixed Allocation is the one in effect when its Guarantee Period begins. The rate is guaranteed throughout the Guarantee Period. We inform you of the interest rate applicable to a Fixed Allocation, as well as its Maturity Date, when we confirm the allocation. We declare interest rates applicable to new Fixed Allocations from time-to-time. Any new Fixed Allocation in an existing Annuity is credited interest at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

The interest rates we credit are subject to a minimum. We may declare a higher rate. The minimum is based on both an index and a reduction to the interest rate determined according to the index.

The index is based on the published rate for certificates of indebtedness (bills, notes or bonds, depending on the term of indebtedness) of the United States Treasury at the most recent Treasury auction held at least 30 days prior to the beginning of the applicable Fixed Allocation's Guarantee Period. The term (length of time from issuance to maturity) of the certificates of indebtedness upon which the index is based is the same as the duration of the Guarantee Period. If no certificates of indebtedness are available for such term, the next shortest term is used. If the United States Treasury's auction program is discontinued, we will substitute indexes which in our opinion are comparable. If required, implementation of such substitute indexes will be subject to approval by the Securities and Exchange Commission and the Insurance Department of the jurisdiction in which your Annuity was delivered. (For Annuities issued as certificates of participation in a group contract, it is our expectation that approval of only the jurisdiction in which such group contract was delivered applies.)

The reduction used in determining the minimum interest rate is one and one half percent of interest (1.50%).

Where required by the laws of a particular jurisdiction, a specific minimum interest rate, compounded yearly, will apply should the index less the reduction be less than the specific minimum interest rate applicable to that jurisdiction.

WE MAY CHANGE THE INTEREST RATES WE CREDIT NEW FIXED ALLOCATIONS AT ANY TIME. Any such change does not have an impact on the rates applicable to Fixed Allocations with Guarantee Periods that began prior to such change. However, such a change will affect the MVA (see "Account Value of the Fixed Allocations").

We have no specific formula for determining the interest rates we declare. Rates may differ between classes and between types of annuities we offer, even for guarantees of the same duration starting at the same time. We expect our interest rate declarations for Fixed Allocations to reflect the returns available on the type of investments we make to support the various classes of annuities supported by the assets in Separate Account D. However, we may also take into consideration in determining rates such factors including, but not limited to, the durations offered by the annuities supported by the assets in Separate Account D, regulatory and tax requirements, the liquidity of the secondary markets for the type of investments we make, commissions, administrative expenses, investment expenses, our insurance risks in relation to Fixed Allocations, general economic trends and competition. OUR MANAGEMENT MAKES THE FINAL DETERMINATION AS TO INTEREST RATES TO BE CREDITED. WE CANNOT PREDICT THE RATES WE WILL DECLARE IN THE FUTURE.

How We Calculate the Market Value Adjustment

The market value adjustment ("MVA") is used in determining the Account Value of each Fixed Allocation. The formula used to determine the MVA is applied separately to each Fixed Allocation. Values and time durations used in the formula are as of the date the Account Value is being determined. Current Rates and available Guarantee Periods are those for the class of Annuities you purchase pursuant to the Prospectus available in conjunction with this Statement of Additional Information.

The formula is:

                           [(1+I) / (1+J+0.0010)]N/12

                                     where:

                  I is the interest rate being credited to the Fixed Allocation;

                  J is the interest rate (for your class of annuity) being credited to new Fixed Allocations with Guarantee Period durations equal to the number of years (rounded to the next higher integer when occurring on other than an anniversary of the beginning of the Fixed Allocation's Guarantee Period) remaining in your Fixed Allocation Guarantee Period;

                  N is the number of months (rounded to the next higher integer when occurring on other than a monthly anniversary of the beginning of the Guarantee Period) remaining in such Guarantee Period.

The formula that applies if you surrender the Annuity pursuant to the free-look provision is [(1 + I)/(1 + J)]N/12.

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date. The formula may be changed if Additional Amounts have been added to a Fixed Allocation.

Irrespective of the above, we apply certain formulas to determine "I" and "J" when we do not offer Guarantee Periods with a duration equal to the Remaining Period. These formulas are as follows:

1. If we offer Guarantee Periods to your class of Annuities with durations that are both shorter and longer than the Remaining Period, we interpolate a rate for "J" between our then current interest rates for Guarantee Periods with the next shortest and next longest durations then available for new Fixed Allocations for your class of Annuities .

2. If we no longer offer Guarantee Periods to your class of Annuities with durations that are both longer and shorter than the Remaining Period, we determine rates for "J" and, for purposes of determining the MVA only, for "I" based on the Moody's Corporate Bond Yield Average - Monthly Average Corporates (the "Average"), as published by Moody's Investor Services, Inc., its successor, or an equivalent service should such Average no longer be published by Moody's. For determining I, we will use the Average published on or immediately prior to the start of the applicable Guarantee Period. For determining J, we will use the Average for the Remaining Period published on or immediately prior to the date the MVA is calculated.

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date, and, where required by law, the 30 days prior to the Maturity Date. If we are not offering a Guarantee Period with a duration equal to the number of years remaining in a Fixed Allocation's Guarantee Period, we calculate a rate for "J" above using a specific formula.

Our Current Rates are expected to be sensitive to interest rate fluctuations, thereby making each MVA equally sensitive to such changes. There would be a downward adjustment when the applicable Current Rate plus 0.10 percent of interest exceeds the rate credited to the Fixed Allocation and an upward adjustment when the applicable Current Rate is more than 0.10 percent of interest lower than the rate being credited to the Fixed Allocation.

We reserve the right, from time to time, to determine the MVA using an interest rate lower than the Current Rate for all transactions applicable to a class of Annuities. We may do so at our sole discretion. This would benefit all such Annuities if transactions to which the MVA applies occur while we use such lower interest rate.

GENERAL INFORMATION

Voting Rights

You have voting rights in relation to Account Value maintained in the Sub-accounts. You do not have voting rights in relation to Account Value maintained in any Fixed Allocations or in relation to fixed or adjustable annuity payments.

We will vote shares of the underlying mutual funds or portfolios in which the Sub-accounts invest in the manner directed by Owners. Owners give instructions equal to the number of shares represented by the Sub-account Units attributable to their Annuity.

We will vote the shares attributable to assets held in the Sub-accounts solely for us rather than on behalf of Owners, or any share as to which we have not received instructions, in the same manner and proportion as the shares for which we have received instructions. We will do so separately for each Sub-account from various classes that may invest in the same underlying mutual fund portfolio.

The number of votes for an underlying mutual fund or portfolio will be determined as of the record date for such underlying mutual fund or portfolio as chosen by its board of trustees or board of directors, as applicable. We will furnish Owners with proper forms and proxies to enable them to instruct us how to vote.

You may instruct us how to vote on the following matters: (a) changes to the board of trustees or board of directors, as applicable; (b) changing the independent accountant; (c) approval of changes to the investment advisory agreement or adoption of a new investment advisory agreement; (d) any change in the fundamental investment policy; and (e) any other matter requiring a vote of the shareholders.

With respect to approval of changes to the investment advisory agreement, approval of a new investment advisory agreement or any change in fundamental investment policy, only Owners maintaining Account Value as of the record date in a Sub-account investing in the applicable underlying mutual fund portfolio will instruct us how to vote on the matter, pursuant to the requirements of Rule 18f-2 under the Investment Company Act.

Modification

We reserve the right to any or all of the following: (a) combine a Sub-account with other Sub-accounts; (b) combine Separate Account B or a portion thereof with other "unitized" separate accounts; (c) terminate offering certain Guarantee Periods for new or renewing Fixed Allocations; (d) combine Separate Account D with other "non-unitized" separate accounts; (e) deregister Separate Account B under the Investment Company Act; (f) operate Separate Account B as a management investment company under the Investment Company Act or in any other form permitted by law; (g) make changes required by any change in the Securities Act of 1933, the Exchange Act of 1934 or the Investment Company Act; (h) make changes that are necessary to maintain the tax status of your Annuity under the Code; (i) make changes required by any change in other Federal or state laws relating to retirement annuities or annuity contracts; and (j) discontinue offering any variable investment option at any time.

Also, from time to time, we may make additional Sub-accounts available to you. These Sub-accounts will invest in underlying mutual funds or portfolios of underlying mutual funds we believe to be suitable for the Annuity. We may or may not make a new Sub-account available to invest in any new portfolio of one of the current underlying mutual funds should such a portfolio be made available to Separate Account B.

We may eliminate Sub-accounts, combine two or more Sub-accounts or substitute one or more new underlying mutual funds or portfolios for the one in which a Sub-account is invested. Substitutions may be necessary if we believe an underlying mutual fund or portfolio no longer suits the purpose of the Annuity. This may happen due to a change in laws or regulations, or a change in the investment objectives or restrictions of an underlying mutual fund or portfolio, or because the underlying mutual fund or portfolio is no longer available for investment, or for some other reason. We would obtain prior approval from the insurance department of our state of domicile, if so required by law, before making such a substitution, deletion or addition. We also would obtain prior approval from the SEC so long as required by law, and any other required approvals before making such a substitution, deletion or addition.

We reserve the right to transfer assets of Separate Account B, which we determine to be associated with the class of contracts to which your Annuity belongs, to another "unitized" separate account. We also reserve the right to transfer assets of Separate Account D which we determine to be associated with the class of contracts to which your annuity belongs, to another "non-unitized" separate account. We notify you (and/or any payee during the payout phase) of any modification to your Annuity. We may endorse your Annuity to reflect the change.

Deferral of Transactions

We may defer any distribution or transfer from a Fixed Allocation or an annuity payout for a period not to exceed the lesser of 6 months or the period permitted by law. If we defer a distribution or transfer from any Fixed Allocation or any annuity payout for more than thirty days, or less where required by law, we pay interest at the minimum rate required by law but not less than 3% or at least 4% if required by your contract, per year on the amount deferred. We may defer payment of proceeds of any distribution from any Sub-account or any transfer from a Sub-account for a period not to exceed 7 calendar days from the date the transaction is effected. Any deferral period begins on the date such distribution or transfer would otherwise have been transacted (see "Pricing of Transfers and Distributions").

All procedures, including payment, based on the valuation of the Sub-accounts may be postponed during the period: (1) the New York Stock Exchange is closed (other than customary holidays or weekends) or trading on the New York Stock Exchange is restricted as determined by the SEC; (2) the SEC permits postponement and so orders; or (3) the SEC determines that an emergency exists making valuation or disposal of securities not reasonably practical.

Misstatement of Age or Sex

If there has been a misstatement of the age and/or sex of any person upon whose life annuity payments or the minimum death benefit are based, we make adjustments to conform to the facts. As to annuity payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.

Ending the Offer

We may limit or discontinue offering Annuities. Existing Annuities will not be affected by any such action.

INDEPENDENT AUDITORS


The consolidated financial statements of American Skandia Life Assurance Corporation at December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, and the financial statements of American Skandia Life Assurance Corporation Variable Account B - Class 2 at December 31, 1999 and 1998 and for the years then ended, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


LEGAL EXPERTS


The General Counsel of American Skandia Life Assurance Cororation has passed on the legal matters with respect to Federal laws and regulations applicable to the issue and sale of the Annuities and with respect to Connecticut law.


FINANCIAL STATEMENTS

American Skandia Life Assurance Corporation Variable Account B (Class 2 Sub-accounts)


The statements which follow in Appendix A are those of American Skandia Life Assurance Corporation Variable Account B (Class 2 Sub-accounts) as of December 31, 1999 and for the periods ended December 31, 1999 and 1998. There are other Sub-accounts included in Variable Account B that are not available in the product described in the applicable prospectus.


To the extent and only to the extent that any statement in a document incorporated by reference into this Statement of Additional Information is modified or superseded by a statement in this Statement of Additional Information or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Statement of Additional Information.


We furnish you without charge a copy of any or all the documents incorporated by reference in this Statement of Additional Information, including any exhibits to such documents which have been specifically incorporated by reference. We do so upon receipt of your written or oral request. Please address your request to American Skandia Life Assurance Corporation, Attention: Customer Service, P.O. Box 7038, Bridgeport, Connecticut 06601-7038. Our phone number is 1-800-752-6342. You may also forward such a request electronically to our Customer Service Department at customerservice@americanskandia.com.

                                   APPENDIX A

      Financial Statements for American Skandia Life Assurance Corporation
                    Variable Account B (Class 2 Sub-accounts)

                                                           American Skandia Life
                                                           Assurance Corporation

                                                    Variable Account B - Class 2

                                          Years ended December 31, 1999 and 1998

                          Independent Auditor's Report

To the Contractowners of

    American Skandia Life Assurance Corporation
    Variable Account B - Class 2 and the
    Board of Directors and Shareholder of
    American Skandia Life Assurance Corporation

Shelton, Connecticut

We have audited the accompanying statement of assets, liabilities and contractowners' equity of the forty-nine sub-accounts of American Skandia Life Assurance Corporation Variable Account B - Class 2, referred to in Note 1, as of December 31, 1999, the related statement of operations for the year then ended, and the statements of changes in net assets for the years ended December 31, 1999 and 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the forty-nine sub-accounts of American Skandia Life Assurance Corporation Variable Account B - Class 2, referred to in Note 1, at December 31, 1999, the results of its operations for the year then ended, and its changes in net assets for the years ended December 31, 1999 and 1998 in conformity with accounting principles generally accepted in the United States.

                                                            /s/Ernst & Young LLP

Hartford, Connecticut
February 11, 2000

VARAIBLE ACCOUNT B - CLASS 2
STATEMENT OF ASSETS, LIABILITIES, AND CONTRACTOWNERS' EQUITY
AS OF DEC. 31, 1999



--------------------------------------------------------------------------------------------------------------------------------

                                                   ASSETS

Investment in mutual funds at market value ( Note 2 ):
      Neuberger Berman Advisers Management Trust ( NBAMT ):
            Partners Portfolio - 0 shares ( cost $0)                                                                        $ -
      The Alger American Fund ( AAF ):
            Small Capitalization Portfolio - 0 shares ( cost $0)                                                              -
            Growth Portfolio - 205,321 shares ( cost $12,499,808)                                                    13,218,573
            Midcap Growth Portfolio - 261,228 shares ( cost $7,843,519)                                               8,419,365
      American Skandia Trust ( AST ):
            AIM International Equity Portfolio - 347,528 shares ( cost $8,683,778)                                   11,895,893
            AIM Balanced Portfolio - 280,596 shares ( cost $3,871,819)                                                4,276,286
            American Century Income & Growth Portfolio - 224,911 shares ( cost $3,228,882)                            3,519,865
            Lord Abbett Growth & Income Portfolio - 797,256 shares ( cost $17,576,678)                               18,735,514
            Lord Abbett Small Cap Value Portfolio - 131,425 shares ( cost $1,379,733)                                 1,428,584
            Jancap Growth Portfolio - 842,776 shares ( cost $38,833,523)                                             46,529,642
            Money Market Portfolio - 49,887,965 shares ( cost $49,887,966)                                           49,887,966
            Neuberger & Berman Midcap Value Portfolio - 473,781 shares ( cost $6,406,950)                             6,310,757
            Neuberger & Berman Midcap Growth Portfolio - 112,209 shares ( cost $2,187,706)                            2,696,386
            Federated High Yield Portfolio - 694,578 shares ( cost $8,460,108)                                        8,279,370
            T. Rowe Price Asset Allocation Portfolio - 145,238 shares ( cost $2,600,142)                              2,739,181
            T. Rowe Price International Equity Portfolio - 543,091 shares ( cost $7,554,446)                          9,053,333
            T. Rowe Price International Bond Portfolio - 255,847 shares ( cost $2,624,964)                            2,456,131
            T. Rowe Price Natural Resources Portfolio - 132,845 shares ( cost $1,768,670)                             1,748,246
            T. Rowe Price Small Company Value Portfolio - 568,362 shares ( cost $6,485,098)                           6,473,648
            Janus Small Cap Growth - 703,696 shares ( cost $25,654,200)                                              29,984,469
            Founders Passport Portfolio - 269,432 shares ( cost $4,888,787)                                           6,636,114
            PIMCO Total Return Bond Portfolio - 1,856,668 shares ( cost $21,118,083)                                 20,404,779
            PIMCO Limited Maturity Bond Portfolio - 919,241 shares ( cost $9,934,888)                                 9,955,381
            INVESCO Equity Income Portfolio - 343,938 shares ( cost $6,237,723)                                       6,414,443
            Oppenheimer Large-Cap Growth Portfolio - 202,730 shares ( cost $3,189,485)                                3,841,738
            Janus Overseas Growth Portfolio - 946,060 shares ( cost $16,657,592)                                     23,746,111
            American Century Strategic Balanced Portfolio - 52,614 shares ( cost $762,626)                              804,994
            American Century International Growth Portfolio - 106,801 shares ( cost $1,784,278)                       2,392,341
            Marsico Capital Growth Portfolio - 924,484 shares ( cost $15,286,891)                                    20,005,824
            Stein Roe Venture Portfolio - 0 shares ( cost $0)                                                                 0
            Cohen & Steers Realty Portfolio - 235,606 shares ( cost $2,053,817)                                       1,969,663
            Bankers Trust Enhanced 500 Portfolio - 268,147 shares ( cost $3,761,443)                                  4,011,478
            Kemper Small Cap Portfolio - 604,141 shares ( cost $8,171,107)                                            9,418,559
            MFS Growth Portfolio - 10,547 shares ( cost $115,421)                                                       119,177
            MFS Growth with Income Portfolio - 383 shares ( cost $3,898)                                                  4,029
            MFS Global Equity Portfolio - 213 shares ( cost $2,125)                                                       2,346
      INVESCO Variable Investment Funds ( Invesco ):
            VIF Technology Fund - 56,616 shares ( cost $1,857,551)                                                    2,102,139
            VIF Financial Services Fund - 4,014 shares ( cost $43,961)                                                   44,557
            VIF Telecommunications Fund - 125,751 shares ( cost $1,863,605)                                           2,068,597
            VIF Health Sciences Fund - 3,526 shares ( cost $54,948)                                                      56,490
            VIF Dynamics Fund - 7,041 shares ( cost $124,495)                                                           133,078
      Montgomery Variable Series ( Montgomery ):
            Emerging Markets Fund - 199,417 shares ( cost $1,716,086)                                                 2,165,667
      ProFunds:
            VP Ultra OTC Fund - 63,085 shares ( cost $3,469,987)                                                      4,474,594
            VP Europe Fund - 45 shares ( cost $1,443)                                                                     1,661
            VP Small Cap Fund - 0 shares ( cost $3)                                                                           4
      Rydex Inc.:
            Nova Fund - 99,678 shares ( cost $1,778,368)                                                              1,851,029
            Ursa Fund - 69,536 shares ( cost $383,865)                                                                  372,019
            OTC Fund - 69,599 shares ( cost $2,310,797)                                                               2,680,958
      Wells Fargo Variable Trust (WFVT):
            Equity Value Fund - 23,013 shares ( cost $210,074)                                                          212,407
                                                                                                             -------------------
                          Total Invested Assets                                                                   $ 353,543,386


Receivable from American Skandia Life Assurance Corporation                                                            $ 61,276
Receivable from Alger American Fund                                                                                   5,729,053
Receivable from Montgomery Variable Series                                                                               21,408
Receivable from INVESCO Variable Trust                                                                                    2,368
                                                                                                             -------------------
                          Total Receivables                                                                         $ 5,814,105


                                                                                                             -------------------
                          Total Assets                                                                            $ 359,357,491
                                                                                                             ===================

--------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.


AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARAIBLE ACCOUNT B - CLASS 2
STATEMENT OF ASSETS, LIABILITIES, AND CONTRACTOWNERS' EQUITY
AS OF DEC. 31, 1999



------------------------------------------------------------------------------------------------------------------------------------

                                                LIABILITIES

Payable to American Skandia Trust                                                                       $ 5,251,625
Payable to Profunds                                                                                         263,296
Payable to Rydex                                                                                            300,253
Payable to Wells Capital Management                                                                             457
                                                                                                     ------------------
                          Total Liabilities                                                             $ 5,815,631




                                                 NET ASSETS
                                                                                          Unit
Contractowners' Equity                                                      Units         Value
----------------------                                                      -----         -----
       NBAMT - Partners                                                             0       $ -                $ -
       AAF - Small Capitalization                                                   0      0.00                  0
       AAF - Growth                                                           348,077     37.98         13,218,573
       AAF - MidCap Growth                                                    264,692     31.81          8,419,365
       AST - AIM International Equity                                         425,100     27.98         11,895,893
       AST - AIM Balanced                                                     203,969     20.97          4,276,210
       AST - American Century Income & Growth                                 212,826     16.54          3,519,802
       AST - Lord Abbett Growth & Income                                      771,705     24.28         18,735,514
       AST - Lord Abbett Small Cap Value                                      133,145     10.73          1,428,584
       AST - JanCap Growth                                                    853,471     54.52         46,529,642
       AST - Money Market                                                   3,950,988     12.63         49,887,965
       AST - Neuberger & Berman Midcap Value                                  385,591     16.37          6,310,757
       AST - Neuberger & Berman Midcap Growth                                  91,314     29.53          2,696,290
       AST - Federated High Yield                                             557,915     14.84          8,279,370
       AST - T. Rowe Price Asset Allocation                                   134,685     20.34          2,739,083
       AST - T. Rowe Price International Equity                               512,954     17.65          9,053,333
       AST - T. Rowe Price International Bond                                 222,268     11.05          2,456,045
       AST - T. Rowe Price Natural Resources                                  106,822     16.37          1,748,216
       AST - T. Rowe Price Small Company Value                                570,268     11.35          6,473,648
       AST - Janus Small Cap Growth                                           690,331     43.43         29,984,470
       AST - Founders Passport                                                274,671     24.16          6,636,114
       AST - PIMCO Total Return Bond                                        1,509,966     13.51         20,404,780
       AST - PIMCO Limited Maturity Bond                                      807,789     12.32          9,955,381
       AST - INVESCO Equity Income                                            291,589     22.00          6,414,443
       AST - Oppenheimer Large-Cap Growth                                     183,376     20.95          3,841,670
       AST - Janus Overseas Growth                                            962,018     24.68         23,746,111
       AST - American Century Strategic Balanced                               52,889     15.22            804,937
       AST - American Century International Growth                            108,115     22.13          2,392,258
       AST - Marsico Capital Growth                                           935,502     21.39         20,005,824
       AST - Stein Roe Venture                                                      0      0.00                  0
       AST - Cohen & Steers Realty                                            232,305      8.48          1,969,593
       AST - Bankers Trust Enhanced 500                                       262,088     15.31          4,011,407
       AST - Kemper Small Cap                                                 608,042     15.49          9,418,559
       AST - MFS Growth Portfolio                                              10,558     11.29            119,152
       AST - MFS Growth with Income Portfolio                                     383     10.51              4,025
       AST - MFS Global Equity Portfolio                                          213     11.03              2,344
       Invesco VT - VIF Technology Fund                                       127,037     16.55          2,102,063
       Invesco VT - VIF Financial Services Fund                                 3,896     11.43             44,519
       Invesco VT - VIF Telecommunications Fund                               136,110     15.20          2,068,523
       Invesco VT - VIF Health Sciences Fund                                    4,966     11.36             56,393
       Invesco VT - VIF Dynamics Fund                                           9,545     13.93            132,996
       Montgomery Emerging Markets                                            210,007     10.31          2,165,590
       ProFunds - VP Ultra OTC                                                189,497     23.61          4,474,519
       ProFunds - VP Europe                                                       134     12.26              1,648
       ProFunds - VP Small Cap                                                      0     11.98                  0
       Rydex - Nova                                                           170,171     10.88          1,851,002
       Rydex - Ursa                                                            39,869      9.33            372,019
       Rydex - OTC                                                            156,294     17.15          2,680,861
       WFVT - Equity Value                                                     22,874      9.28            212,369
                                                                                                -------------------
                          Total Contractowners' Equity                                               $ 353,541,860





                                                                                                -------------------
                          Total Liabilities and Contractowners' Equity                                $ 359,357,491
                                                                                                ===================

------------------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B - CLASS 2
STATEMENT OF OPERATIONS
FOR THE PERIODS ENDED DEC. 31, 1999



------------------------------------------------------------------------------------------------------------------------------------

                                                                          Class 2 Sub-account Investing In:
                                                                          ----------------------------------------------------------


                                                                                       NBAMT         AAF-Small
                                                                           Total       Partners    Capitalization         AAF-Growth
                                                                          ----------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                                             $ 4,631,292     $ 68,352         $ -          $ 18,047
   Expenses
      Mortality and Expense Risk Charges and Administrative Fees (Note 6)    (1,891,980)     (12,921)    (14,806)          (93,828)
                                                                          ---------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                  2,739,312       55,431     (14,806)          (75,781)
                                                                          ---------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                                    1,799,123,347    6,906,999  50,076,634        94,120,405
   Cost of Securities Sold                                                1,748,535,182    6,247,803  49,871,886        91,270,195

                                                                          ---------------------------------------------------------
       Net Gain (Loss)                                                       50,588,165      659,196     204,748         2,850,210
   Capital Gain Distributions Received                                        9,069,474      118,872     364,406         1,232,210
                                                                          ---------------------------------------------------------

NET REALIZED GAIN (LOSS)                                                     59,657,639      778,068     569,154         4,082,420
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                                       17,145,478      297,979     632,440         1,576,505
   End of Period                                                             38,212,047            -           -           718,765
                                                                          ---------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                                   21,066,569     (297,979)   (632,440)         (857,740)
                                                                          ---------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            $ 83,463,520    $ 535,520   $ (78,092)      $ 3,148,899
                                                                          =========================================================


------------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

                                                                                                                           AST-Amer.
                                                                       AAF - MidCap  AST-AIM               AST-AIM           Century
                                                                       Growth        International Equity  Balance   Income & Growth
                                                                  ------------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                                                  $ -            $ -      $ 91,824         $ 19,141
   Expenses
      Mortality and Expense Risk Charges and Administrative Fees (Note 6)    (67,514)       (60,836)      (25,467)         (19,824)
                                                                         ----------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                 (67,514)       (60,836)       66,357             (683)
                                                                         ----------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                                   168,034,451     15,206,784     6,471,772        5,618,059
   Cost of Securities Sold                                               167,629,767     13,816,257     6,157,582        5,333,008

                                                                         ----------------------------------------------------------
       Net Gain (Loss)                                                       404,684      1,390,527       314,190          285,051
   Capital Gain Distributions Received                                     1,962,692        646,871       305,812          107,758
                                                                         ----------------------------------------------------------

NET REALIZED GAIN (LOSS)                                                   2,367,376      2,037,398       620,002          392,809
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                                     1,150,422        196,184       354,079          109,173
   End of Period                                                             575,847      3,212,116       404,467          290,983
                                                                         ----------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                                  (574,575)     3,015,932        50,388          181,810
                                                                         ----------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          $ 1,725,287    $ 4,992,494     $ 736,747        $ 573,936
                                                                         ==========================================================


------------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.


                                                                 AST-Lord Abbett       AST-Lord Abbett    AST-JanCap       AST-Money
                                                                   Growth & Income     Small Cap Value    Growth             Market
                                                               ---------------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                                            $ 174,928          $ -             $ -       $ 1,534,871
   Expenses
      Mortality and Expense Risk Charges and Administrative Fees (Note 6)   (114,219)      (8,241)       (248,679)         (259,631)
                                                                         -----------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                  60,709       (8,241)       (248,679)        1,275,240
                                                                         -----------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                                    14,769,469    8,240,388     115,152,398       767,151,033
   Cost of Securities Sold                                                13,463,611    8,112,998     102,093,039       767,151,033

                                                                         -----------------------------------------------------------
       Net Gain (Loss)                                                     1,305,858      127,390      13,059,359                 -
   Capital Gain Distributions Received                                       829,161            -       1,227,725             2,149
                                                                         -----------------------------------------------------------

NET REALIZED GAIN (LOSS)                                                   2,135,019      127,390      14,287,084             2,149
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                                       971,538       33,152       5,402,835                 -
   End of Period                                                           1,158,836       48,852       7,696,119                 -
                                                                         -----------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                                   187,298       15,700       2,293,284                 -
                                                                         -----------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          $ 2,383,026    $ 134,849    $ 16,331,689       $ 1,277,389
                                                                         ===========================================================


------------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.


                                                                   AST-Neuberger &   AST-Neuberger &                     AST-T. Rowe
                                                                        Berman         Berman         AST-Federated      Price Asset
                                                                        Midcap Value   Midcap Growth   High Yield         Allocation
                                                               ---------------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                                            $ 30,027            $ -     $ 664,200           $ 53,377
   Expenses
      Mortality and Expense Risk Charges and Administrative Fees (Note 6)   (40,303)       (13,999)      (59,696)           (17,569)
                                                                         -----------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                (10,276)       (13,999)      604,504             35,808
                                                                         -----------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                                   11,126,952      9,246,178     6,779,359          3,336,668
   Cost of Securities Sold                                               11,284,064      8,819,494     7,095,898          2,921,777

                                                                         -----------------------------------------------------------
       Net Gain (Loss)                                                     (157,112)       426,684      (316,539)           414,891
   Capital Gain Distributions Received                                       74,817        141,435        58,446                752
                                                                         -----------------------------------------------------------

NET REALIZED GAIN (LOSS)                                                    (82,295)       568,119      (258,093)           415,643
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                                       87,941        259,823        61,210            356,384
   End of Period                                                            (96,193)       508,680      (180,739)           139,038
                                                                         -----------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                                 (184,134)       248,857      (241,949)          (217,346)
                                                                         -----------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          $ (276,705)     $ 802,977     $ 104,462          $ 234,105
                                                                        ============================================================


------------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

                                                                      AST-T.          AST-T.           AST-T.            AST-T.
                                                                      Rowe Price    Rowe Price        Rowe              Rowe
                                                                      International   International    Price Natural     Price Small
                                                                          Equity          Bond             Resources   Company Value
                                                                  ------------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                                             $ 58,260      $ 233,542      $ 21,576          $ 78,091
   Expenses
      Mortality and Expense Risk Charges and Administrative Fees (Note 6)    (53,888)       (19,534)      (14,877)          (60,564)
                                                                         -----------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                   4,372        214,008         6,699            17,527
                                                                         -----------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                                    31,403,784      2,807,734    17,645,683        31,312,440
   Cost of Securities Sold                                                30,441,170      2,883,665    17,678,790        30,693,290

                                                                         -----------------------------------------------------------
       Net Gain (Loss)                                                       962,614        (75,931)      (33,107)          619,150
   Capital Gain Distributions Received                                       391,861         74,982       177,742                 -
                                                                         -----------------------------------------------------------

NET REALIZED GAIN (LOSS)                                                   1,354,475           (949)      144,635           619,150
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                                       380,041        365,430      (243,095)          629,718
   End of Period                                                           1,498,886       (168,832)      (20,424)          (11,450)
                                                                         -----------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                                 1,118,845       (534,262)      222,671          (641,168)
                                                                         -----------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          $ 2,477,692     $ (321,203)    $ 374,005          $ (4,491)
                                                                         ===========================================================


------------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

                                                                                                       AST-PIMCO          AST-PIMCO
                                                                        AST-Janus      AST-Founders   Total Return  Limited Maturity
                                                                     Small Cap Growth       Passport       Bond              Bond
                                                                --------------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                                                   $ -       $ 10,736     $ 989,648        $ 433,628
   Expenses
      Mortality and Expense Risk Charges and Administrative Fees (Note 6)     (90,810)       (21,973)     (143,229)         (58,555)
                                                                         -----------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                  (90,810)       (11,237)      846,419          375,073
                                                                         -----------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                                    157,918,251      7,177,020    10,438,699        2,496,233
   Cost of Securities Sold                                                145,304,412      6,090,311    10,480,299        2,461,735

                                                                         -----------------------------------------------------------
       Net Gain (Loss)                                                     12,613,839      1,086,709       (41,600)          34,498
   Capital Gain Distributions Received                                              -              -       731,002                -
                                                                         -----------------------------------------------------------

NET REALIZED GAIN (LOSS)                                                   12,613,839      1,086,709       689,402           34,498
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                                        897,048         37,123     1,212,951          199,533
   End of Period                                                            4,330,269      1,747,328      (713,304)          20,493
                                                                         -----------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                                  3,433,221      1,710,205    (1,926,255)        (179,040)
                                                                         -----------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          $ 15,956,250    $ 2,785,677    $ (390,434)       $ 230,531
                                                                         ===========================================================


------------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

                                                                                                                    AST
                                                                       AST-INVESCO    AST-Oppenheimer   AST-Janus   American Century
                                                                            Equity        Large-Cap      Overseas          Strategic
                                                                            Income         Growth         Growth            Balanced
                                                                 -------------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                                             $ 96,252          $ -             $ -           $ 4,506
   Expenses
      Mortality and Expense Risk Charges and Administrative Fees (Note 6)    (42,258)     (17,389)        (94,406)           (5,599)
                                                                          ----------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                  53,994      (17,389)        (94,406)           (1,093)
                                                                          ----------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                                    10,388,419    4,773,818      37,115,071         1,171,417
   Cost of Securities Sold                                                 9,851,918    4,201,896      32,761,120         1,075,766

                                                                          ----------------------------------------------------------
       Net Gain (Loss)                                                       536,501      571,922       4,353,951            95,651
   Capital Gain Distributions Received                                       149,199      256,839               -               116
                                                                          ----------------------------------------------------------

NET REALIZED GAIN (LOSS)                                                     685,700      828,761       4,353,951            95,767
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                                       316,733      542,070         424,425            29,071
   End of Period                                                             176,721      652,253       7,088,520            42,368
                                                                          ----------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                                  (140,012)     110,183       6,664,095            13,297
                                                                          ----------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            $ 599,682    $ 921,555    $ 10,923,640         $ 107,971
                                                                          ==========================================================


------------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

                                                                       AST
                                                                 American Century                           AST-        AST-
                                                                      International     AST-Marsico         Stein Roe   Cohen &
                                                                          Growth       Capital Growth       Venture    Steers Realty
                                                            ------------------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                                                   $ -         $ 5,877          $ -         $ 28,098
   Expenses
      Mortality and Expense Risk Charges and Administrative Fees (Note 6)     (11,387)        (95,051)         (78)         (10,154)
                                                                          ----------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                  (11,387)        (89,174)         (78)          17,944
                                                                          ----------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                                     19,850,021      16,741,442       80,666        1,970,476
   Cost of Securities Sold                                                 19,359,811      13,519,756       82,577        1,977,739

                                                                          ----------------------------------------------------------
       Net Gain (Loss)                                                        490,210       3,221,686       (1,911)          (7,263)
   Capital Gain Distributions Received                                         10,009           7,009            -                -
                                                                          ----------------------------------------------------------

NET REALIZED GAIN (LOSS)                                                      500,219       3,228,695       (1,911)          (7,263)
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                                         68,346       1,080,721          525          (51,637)
   End of Period                                                              608,063       4,718,932            -          (84,154)
                                                                          ----------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                                    539,717       3,638,211         (525)         (32,517)
                                                                          ----------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           $ 1,028,549     $ 6,777,732     $ (2,514)       $ (21,836)
                                                                          ==========================================================


------------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

                                                                           AST -        AST-Kemper           AST-MFS         AST-MFS
                                                                      Bankers Trust      Small Cap             Growth    Growth with
                                                                      Enhanced        Jan. 4* thru       Oct. 18* thru        Income
                                                                       500       December 31, 1999  December 31, 1999  Oct. 18* thru
                                                                                                                   December 31, 1999
                                                                 -------------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                                            $ 14,184             $ -              $ -            $ -
   Expenses
      Mortality and Expense Risk Charges and Administrative Fees (Note 6)   (26,583)        (26,716)             (25)            (4)
                                                                         -----------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                (12,399)        (26,716)             (25)            (4)
                                                                         -----------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                                   29,286,078      34,141,702           10,357          8,460
   Cost of Securities Sold                                               29,076,917      31,335,361            9,767          8,462

                                                                         -----------------------------------------------------------
       Net Gain (Loss)                                                      209,161       2,806,341              590             (2)
   Capital Gain Distributions Received                                       96,301               -                -              -
                                                                         -----------------------------------------------------------

NET REALIZED GAIN (LOSS)                                                    305,462       2,806,341              590             (2)
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                                       93,846               -                -              -
   End of Period                                                            250,035       1,247,452            3,756            131
                                                                         -----------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                                  156,189       1,247,452            3,756            131
                                                                         -----------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           $ 449,252     $ 4,027,077          $ 4,321          $ 125
                                                                         ===========================================================


------------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

                                                                                                                         INVESCO VIF
                                                               AST - MFS         INVESCO VIF      INVESCO VIF     Telecommunications
                                                               Global Equity     Technology       Financial Services   Oct. 18* thru
                                                               Oct. 18* thru     Oct. 18* thru    Oct. 18* thru         December 31,
                                                          December 31, 1999   December 31, 1999  December 31, 1999              1999
                                                     -------------------------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                                             $ -             $ -           $ -                  $ -
   Expenses
      Mortality and Expense Risk Charges and Administrative Fees (Note 6)    (3)         (2,221)         (173)              (1,915)
                                                                          --------------------------------------       ------------
NET INVESTMENT INCOME (LOSS)                                                 (3)         (2,221)         (173)              (1,915)
                                                                          --------------------------------------       ------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                                        -       3,648,043     1,191,961            3,205,043
   Cost of Securities Sold                                                    -       3,294,970     1,175,427            2,996,786

                                                                          --------------------------------------       ------------
       Net Gain (Loss)                                                        -         353,073        16,534              208,257
   Capital Gain Distributions Received                                        -               -             -                    -
                                                                          --------------------------------------       ------------

NET REALIZED GAIN (LOSS)                                                      -         353,073        16,534              208,257
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                                        -               -             -                    -
   End of Period                                                            221         244,587           596              204,992
                                                                          --------------------------------------       ------------

NET UNREALIZED GAIN (LOSS)                                                  221         244,587           596              204,992
                                                                          --------------------------------------       ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           $ 218       $ 595,439      $ 16,957            $ 411,334
                                                                          ======================================       ============


------------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

                                                                      INVESCO VIF     INVESCO VIF
                                                                    Health Sciences     Dynamics           Montgomery
                                                                   Oct. 18* thru     Oct. 18* thru         Emerging    WFVT - Equity
                                                                 December 31, 1999   December 31, 1999     Markets             Value
                                                           -------------------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                                               $ -         $ -                 $ 216           $ 682
   Expenses
      Mortality and Expense Risk Charges and Administrative Fees (Note 6)    (130)       (215)              (14,804)           (536)
                                                                          ----------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                 (130)       (215)              (14,588)            146
                                                                          ----------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                                    576,897     901,346            14,825,735         320,805
   Cost of Securities Sold                                                574,622     879,559            14,642,945         322,555

                                                                          ----------------------------------------------------------
       Net Gain (Loss)                                                      2,275      21,787               182,790          (1,750)
   Capital Gain Distributions Received                                         64          29                     -               -
                                                                          ----------------------------------------------------------

NET REALIZED GAIN (LOSS)                                                    2,339      21,816               182,790          (1,750)
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                                          -           -              (327,284)            248
   End of Period                                                            1,542       8,583               449,580           2,332
                                                                          ----------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                                  1,542       8,583               776,864           2,084
                                                                          ----------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           $ 3,751    $ 30,184             $ 945,066           $ 480
                                                                          ==========================================================


------------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

                                                                     ProFunds             ProFunds         ProFunds            Rydex
                                                                     VP Ultra OTC         VP Europe       VP Small Cap          Nova
                                                                     Oct. 18* thru    Oct. 18* thru     Oct. 18* thru    May 5* thru
                                                               December 31, 1999  December 31, 1999  December 31, 1999 June 30, 1999
                                                         ---------------------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                                                   $ -           $ -        $ -                $ 573
   Expenses
      Mortality and Expense Risk Charges and Administrative Fees (Note 6)      (3,349)          (17)        (4)              (3,682)
                                                                          ----------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                   (3,349)          (17)        (4)              (3,109)
                                                                          ----------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                                      6,369,755       132,859      6,315            6,677,639
   Cost of Securities Sold                                                  5,492,835       130,003      6,073            6,701,621

                                                                          ----------------------------------------------------------
       Net Gain (Loss)                                                        876,920         2,856        242              (23,982)
   Capital Gain Distributions Received                                              -             -          -               40,033
                                                                          ----------------------------------------------------------

NET REALIZED GAIN (LOSS)                                                      876,920         2,856        242               16,051
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                                              -             -          -                    -
   End of Period                                                            1,004,607           218          -               72,660
                                                                          ----------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                                  1,004,607           218          -               72,660
                                                                          ----------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           $ 1,878,178       $ 3,057      $ 238             $ 85,602
                                                                          ==========================================================


------------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

                                                                                  Rydex                   Rydex
                                                                                   Ursa                    OTC
                                                                               May 5* thru             May 5* thru
                                                                              June 30, 1999           June 30, 1999
                                                                          ------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                                                            $ 656                      $ -
   Expenses
      Mortality and Expense Risk Charges and Administrative Fees (Note 6)                 (6,184)                  (8,134)
                                                                          ------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                              (5,528)                  (8,134)
                                                                          ------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                                                50,788,607               11,503,022
   Cost of Securities Sold                                                            51,122,158               10,632,454

                                                                          ------------------------------------------------
       Net Gain (Loss)                                                                  (333,551)                 870,568
   Capital Gain Distributions Received                                                         -                   61,182
                                                                          ------------------------------------------------

NET REALIZED GAIN (LOSS)                                                                (333,551)                 931,750
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                                                         -                        -
   End of Period                                                                         (11,846)                 370,161
                                                                          ------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                                               (11,846)                 370,161
                                                                          ------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       $ (350,925)             $ 1,293,777
                                                                          ================================================


--------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B - CLASS 2
STATEMENTS OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------------------------------------
                                                          Class 2 Sub-account Investing In:
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             NBAMT
                                                                         Total                             Partners
----------------------------------------------------------------------------------------------------------------------------------
                                                              Year Ended        Year Ended       Year Ended        Year Ended
                                                             Dec. 31, 1999     Dec. 31, 1998   Dec. 31, 1999     Dec. 31, 1998

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                                 $ 2,739,312     $ 2,601,440         $ 55,431          $ (19,027)
     Net Realized Gain (Loss)                                      59,657,639      15,489,521          778,068          1,168,073
     Net Unrealized Gain (Loss) On Investments                     21,066,569      11,790,820         (297,979)          (783,338)
                                                                   ----------      ----------         --------           --------

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                            83,463,520      29,881,781          535,520            365,708
                                                                   ----------      ----------          -------            -------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                            82,041,828      63,316,106           11,729            661,325
     Net Transfers Between Sub-accounts                                     -               -       (6,414,534)        (3,328,028)
     Surrenders                                                   (46,596,085)    (34,247,267)        (451,199)        (1,274,622)
                                                                  -----------     -----------         --------         ----------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                            35,445,743      29,068,839       (6,854,004)        (3,941,325)
                                                                   ----------      ----------       ----------         ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS                           118,909,263      58,950,620       (6,318,484)        (3,575,617)
                                                                  -----------      ----------       ----------         ----------

NET ASSETS:
     Beginning of Period                                          234,632,597     175,681,977        6,318,484          9,894,101
                                                                  -----------     -----------        ---------          ---------
     End of Period                                              $ 353,541,860   $ 234,632,597              $ -        $ 6,318,484
                                                                =============   =============              ==         ===========
----------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

----------------------------------------------------------------------------------------------------------------------------------
                                                                          AAF                                 AAF
                                                                 Small Capitalization                       Growth
----------------------------------------------------------------------------------------------------------------------------------
                                                              Year Ended        Year Ended       Year Ended        Year Ended
                                                             Dec. 31, 1999     Dec. 31, 1998   Dec. 31, 1999     Dec. 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net Investment Income (Loss)                                   $ (14,806)      $ (45,981)       $ (75,781)         $ (36,405)
     Net Realized Gain (Loss)                                         569,154       2,016,666        4,082,420          1,964,077
     Net Unrealized Gain (Loss) On Investments                       (632,440)        296,139         (857,740)         1,463,373
                                                                     --------         -------         --------          ---------

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                               (78,092)      2,266,824        3,148,899          3,391,045
                                                                      -------       ---------        ---------          ---------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                               168,244         585,639        1,308,174            576,001
     Net Transfers Between Sub-accounts                            (8,724,077)         50,840          (50,494)         1,381,808
     Surrenders                                                      (248,633)     (1,391,449)      (2,112,737)        (1,133,737)
                                                                     --------      ----------       ----------         ----------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                            (8,804,466)       (754,970)        (855,057)           824,072
                                                                   ----------        --------         --------            -------

TOTAL INCREASE (DECREASE) IN NET ASSETS                            (8,882,558)      1,511,854        2,293,842          4,215,117
                                                                   ----------       ---------        ---------          ---------

NET ASSETS:
     Beginning of Period                                            8,882,558       7,370,704       10,924,731          6,709,614
                                                                    ---------       ---------       ----------          ---------
     End of Period                                                        $ -     $ 8,882,558     $ 13,218,573       $ 10,924,731
                                                                          ==      ===========     ============       ============
----------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

----------------------------------------------------------------------------------------------------------------------------------
                                                                     AAF - MidCap                          AST - AIM
                                                                        Growth                       International Equity
----------------------------------------------------------------------------------------------------------------------------------
                                                              Year Ended        Year Ended       Year Ended        Year Ended
                                                             Dec. 31, 1999     Dec. 31, 1998   Dec. 31, 1999     Dec. 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                                   $ (67,514)      $ (37,767)       $ (60,836)         $ 171,651
     Net Realized Gain (Loss)                                       2,367,376         641,837        2,037,398          1,115,847
     Net Unrealized Gain (Loss) On Investments                       (574,575)      1,073,922        3,015,932            106,915
                                                                     --------       ---------        ---------            -------

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                             1,725,287       1,677,992        4,992,494          1,394,413
                                                                    ---------       ---------        ---------          ---------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                             1,016,375         695,388          797,934          1,078,621
     Net Transfers Between Sub-accounts                            (1,411,412)      1,644,532         (677,480)           362,854
     Surrenders                                                    (1,432,494)       (941,435)      (1,549,038)        (1,368,381)
                                                                   ----------        --------       ----------         ----------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                            (1,827,531)      1,398,485       (1,428,584)            73,094
                                                                   ----------       ---------       ----------             ------

TOTAL INCREASE (DECREASE) IN NET ASSETS                              (102,244)      3,076,477        3,563,910          1,467,507
                                                                     --------       ---------        ---------          ---------

NET ASSETS:
     Beginning of Period                                            8,521,609       5,445,132        8,331,983          6,864,476
                                                                    ---------       ---------        ---------          ---------
     End of Period                                                $ 8,419,365     $ 8,521,609     $ 11,895,893        $ 8,331,983
                                                                  ===========     ===========     ============        ===========
----------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

----------------------------------------------------------------------------------------------------------------------------------
                                                                       AST - AIM                    AST - American Century
                                                                       Balanced                         Income & Growth
----------------------------------------------------------------------------------------------------------------------------------
                                                              Year Ended        Year Ended       Year Ended       Jan. 3* thru
                                                             Dec. 31, 1999     Dec. 31, 1998   Dec. 31, 1999     Dec. 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                                    $ 66,357        $ 57,623           $ (683)          $ (3,646)
     Net Realized Gain (Loss)                                         620,002         253,125          392,809             40,965
     Net Unrealized Gain (Loss) On Investments                         50,388          89,059          181,810            113,364
                                                                       ------          ------          -------            -------

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                               736,747         399,807          573,936            150,683
                                                                      -------         -------          -------            -------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                               277,897         596,544          736,301            662,558
     Net Transfers Between Sub-accounts                               140,729         (83,441)         272,639            167,232
     Surrenders                                                      (773,629)       (312,800)        (208,345)          (104,225)
                                                                     --------        --------         --------           --------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                              (355,004)        200,303          800,595            725,565
                                                                     --------         -------          -------            -------

TOTAL INCREASE (DECREASE) IN NET ASSETS                               381,743         600,110        1,374,531            876,248
                                                                      -------         -------        ---------            -------

NET ASSETS:
     Beginning of Period                                            3,894,467       3,294,357        2,145,271          1,269,023
                                                                    ---------       ---------        ---------          ---------
     End of Period                                                $ 4,276,210     $ 3,894,467      $ 3,519,802        $ 2,145,271
                                                                  ===========     ===========      ===========        ===========
----------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

----------------------------------------------------------------------------------------------------------------------------------
                                                                   AST - Lord Abbett                   AST - Lord Abbett
                                                                    Growth & Income                     Small Cap Value
----------------------------------------------------------------------------------------------------------------------------------
                                                              Year Ended        Year Ended       Year Ended        Year Ended
                                                             Dec. 31, 1999     Dec. 31, 1998   Dec. 31, 1999     Dec. 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                                    $ 60,709        $ 76,212         $ (8,241)          $ (2,996)
     Net Realized Gain (Loss)                                       2,135,019       1,523,850          127,390           (127,578)
     Net Unrealized Gain (Loss) On Investments                        187,298         (88,875)          15,700             33,152
                                                                      -------         -------           ------             ------

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                             2,383,026       1,511,187          134,849            (97,422)
                                                                    ---------       ---------          -------            -------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                             2,322,112       2,254,388          423,140            607,721
     Net Transfers Between Sub-accounts                             2,527,427        (787,597)         344,843            184,727
     Surrenders                                                    (2,535,628)     (2,127,813)        (121,928)           (47,346)
                                                                   ----------      ----------         --------            -------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                             2,313,911        (661,022)         646,055            745,102
                                                                    ---------        --------          -------            -------

TOTAL INCREASE (DECREASE) IN NET ASSETS                             4,696,937         850,165          780,904            647,680
                                                                    ---------         -------          -------            -------

NET ASSETS:
     Beginning of Period                                           14,038,577      13,188,412          647,680                  -
                                                                   ----------      ----------          -------
     End of Period                                               $ 18,735,514    $ 14,038,577      $ 1,428,584          $ 647,680
                                                                 ============    ============      ===========          =========
----------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

----------------------------------------------------------------------------------------------------------------------------------
                                                                          AST                                 AST
                                                                     JanCap Growth                       Money Market
----------------------------------------------------------------------------------------------------------------------------------
                                                              Year Ended        Year Ended       Year Ended        Year Ended
                                                             Dec. 31, 1999     Dec. 31, 1998   Dec. 31, 1999     Dec. 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                                  $ (248,679)      $ (78,117)     $ 1,275,240        $ 1,089,780
     Net Realized Gain (Loss)                                      14,287,084       5,145,971            2,149              1,286
     Net Unrealized Gain (Loss) On Investments                      2,293,284       5,047,457                -                  -
                                                                    ---------       ---------

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                            16,331,689      10,115,311        1,277,389          1,091,066
                                                                   ----------      ----------        ---------          ---------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                             6,728,583       2,330,524       44,109,750         28,662,675
     Net Transfers Between Sub-accounts                              (593,095)      5,283,194       (5,583,356)       (20,854,826)
     Surrenders                                                    (5,075,892)     (2,711,778)     (11,262,980)        (5,207,781)
                                                                   ----------      ----------      -----------         ----------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                             1,059,596       4,901,940       27,263,414          2,600,068
                                                                    ---------       ---------       ----------          ---------

TOTAL INCREASE (DECREASE) IN NET ASSETS                            17,391,285      15,017,251       28,540,803          3,691,134
                                                                   ----------      ----------       ----------          ---------

NET ASSETS:
     Beginning of Period                                           29,138,357      14,121,106       21,347,162         17,656,028
                                                                   ----------      ----------       ----------         ----------
     End of Period                                               $ 46,529,642    $ 29,138,357     $ 49,887,965       $ 21,347,162
                                                                 ============    ============     ============       ============
----------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

----------------------------------------------------------------------------------------------------------------------------------
                                                               AST - Neuberger & Berman            AST - Neuberger & Berman
                                                                    Midcap Value                           Midcap Growth
----------------------------------------------------------------------------------------------------------------------------------
                                                              Year Ended        Year Ended       Year Ended        Year Ended
                                                             Dec. 31, 1999     Dec. 31, 1998   Dec. 31, 1999     Dec. 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                                   $ (10,276)       $ 67,913        $ (13,999)         $ (12,286)
     Net Realized Gain (Loss)                                         (82,295)        347,457          568,119            286,230
     Net Unrealized Gain (Loss) On Investments                       (184,134)       (287,543)         248,857            215,893
                                                                     --------        --------          -------            -------

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                              (276,705)        127,827          802,977            489,837
                                                                     --------         -------          -------            -------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                               297,851       1,023,396          120,692            239,202
     Net Transfers Between Sub-accounts                             3,850,487      (1,612,504)          61,910           (225,293)
     Surrenders                                                      (959,824)       (331,879)        (152,661)          (349,405)
                                                                     --------        --------         --------           --------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                             3,188,514        (920,987)          29,941           (335,496)
                                                                    ---------        --------           ------           --------

TOTAL INCREASE (DECREASE) IN NET ASSETS                             2,911,809        (793,160)         832,918            154,341
                                                                    ---------        --------          -------            -------

NET ASSETS:
     Beginning of Period                                            3,398,948       4,192,108        1,863,372          1,709,031
                                                                    ---------       ---------        ---------          ---------
     End of Period                                                $ 6,310,757     $ 3,398,948      $ 2,696,290        $ 1,863,372
                                                                  ===========     ===========      ===========        ===========

----------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

----------------------------------------------------------------------------------------------------------------------------------
                                                                    AST - Federated                   AST - T. Rowe Price
                                                                      High Yield                       Asset Allocation
----------------------------------------------------------------------------------------------------------------------------------
                                                              Year Ended        Year Ended          Year Ended        Year Ended
                                                             Dec. 31, 1999     Dec. 31, 1998      Dec. 31, 1999     Dec. 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                                   $ 604,504       $ 452,001         $ 35,808           $ 25,473
     Net Realized Gain (Loss)                                        (258,093)        334,878          415,643            136,478
     Net Unrealized Gain (Loss) On Investments                       (241,949)       (618,497)        (217,346)           180,533
                                                                     --------        --------         --------            -------

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                               104,462         168,382          234,105            342,484
                                                                      -------         -------          -------            -------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                             1,138,786       1,979,284          496,276            506,707
     Net Transfers Between Sub-accounts                              (753,390)        421,366         (260,677)           344,230
     Surrenders                                                    (1,383,375)     (1,953,775)        (258,645)          (233,125)
                                                                   ----------      ----------         --------           --------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                              (997,979)        446,875          (23,046)           617,812
                                                                     --------         -------          -------            -------

TOTAL INCREASE (DECREASE) IN NET ASSETS                              (893,517)        615,257          211,059            960,296
                                                                     --------         -------          -------            -------

NET ASSETS:
     Beginning of Period                                            9,172,887       8,557,630        2,528,024          1,567,728
                                                                    ---------       ---------        ---------          ---------
     End of Period                                                $ 8,279,370     $ 9,172,887      $ 2,739,083        $ 2,528,024
                                                                  ===========     ===========      ===========        ===========
----------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

----------------------------------------------------------------------------------------------------------------------------------
                                                                    AST - T. Rowe Price                 AST - T. Rowe Price
                                                                   International Equity                 International Bond
----------------------------------------------------------------------------------------------------------------------------------
                                                              Year Ended        Year Ended          Year Ended        Year Ended
                                                             Dec. 31, 1999     Dec. 31, 1998      Dec. 31, 1999     Dec. 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net Investment Income (Loss)                                     $ 4,372        $ 71,871        $ 214,008          $ (12,929)
     Net Realized Gain (Loss)                                       1,354,475         617,523             (949)            73,439
     Net Unrealized Gain (Loss) On Investments                      1,118,845         741,894         (534,262)           408,796
                                                                    ---------         -------         --------            -------

Net Increase (Decrease) In Net Assets Resulting
        From Operations                                             2,477,692       1,431,288         (321,203)           469,306
                                                                    ---------       ---------         --------            -------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                               350,248       1,310,863          395,393            672,041
     Net Transfers Between Sub-accounts                            (1,006,871)     (3,351,455)      (1,043,560)           596,456
     Surrenders                                                    (1,264,287)     (2,248,526)        (645,773)          (499,821)
                                                                   ----------      ----------         --------           --------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                            (1,920,910)     (4,289,118)      (1,293,940)           768,676
                                                                   ----------      ----------       ----------            -------

TOTAL INCREASE (DECREASE) IN NET ASSETS                               556,782      (2,857,830)      (1,615,143)         1,237,982
                                                                      -------      ----------       ----------          ---------

NET ASSETS:
     Beginning of Period                                            8,496,551      11,354,381        4,071,188          2,833,206
                                                                    ---------      ----------        ---------          ---------
     End of Period                                                $ 9,053,333     $ 8,496,551      $ 2,456,045        $ 4,071,188
                                                                  ===========     ===========      ===========        ===========
----------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

----------------------------------------------------------------------------------------------------------------------------------
                                                                  AST - T. Rowe Price                   AST - T. Rowe Price
                                                                   Natural Resources                    Small Company Value
----------------------------------------------------------------------------------------------------------------------------------
                                                              Year Ended        Year Ended         Year Ended       Jan. 3* Thru
                                                             Dec. 31, 1999     Dec. 31, 1998     Dec. 31, 1999     Dec. 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                                     $ 6,699         $ 5,440         $ 17,527          $ (22,288)
     Net Realized Gain (Loss)                                         144,635        (117,337)         619,150         (1,630,418)
     Net Unrealized Gain (Loss) On Investments                        222,671         (63,464)        (641,168)           598,225
                                                                      -------         -------         --------            -------

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                               374,005        (175,361)          (4,491)        (1,054,481)
                                                                      -------        --------           ------         ----------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                               219,532         161,214        1,114,179          2,456,038
     Net Transfers Between Sub-accounts                              (113,227)         43,125       (3,302,823)           753,168
     Surrenders                                                      (145,031)       (302,300)      (1,505,687)        (1,846,266)
                                                                     --------        --------       ----------         ----------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                               (38,726)        (97,961)      (3,694,331)         1,362,940
                                                                      -------         -------       ----------          ---------

TOTAL INCREASE (DECREASE) IN NET ASSETS                               335,279        (273,322)      (3,698,822)           308,459
                                                                      -------        --------       ----------            -------

NET ASSETS:
     Beginning of Period                                            1,412,937       1,686,259       10,172,470          9,864,011
                                                                    ---------       ---------       ----------          ---------
     End of Period                                                $ 1,748,216     $ 1,412,937      $ 6,473,648       $ 10,172,470
                                                                  ===========     ===========      ===========       ============
----------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

----------------------------------------------------------------------------------------------------------------------------------
                                                                      AST - Janus                       AST - Founders
                                                                   Small Cap Growth                        Passport
----------------------------------------------------------------------------------------------------------------------------------
                                                              Year Ended        Year Ended       Year Ended        Year Ended
                                                             Dec. 31, 1999     Dec. 31, 1998   Dec. 31, 1999     Dec. 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                                   $ (90,810)      $ (42,426)       $ (11,237)         $ (12,069)
     Net Realized Gain (Loss)                                      12,613,839         116,280        1,086,709            213,926
     Net Unrealized Gain (Loss) On Investments                      3,433,221         798,854        1,710,205             48,225
                                                                    ---------         -------        ---------             ------

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                            15,956,250         872,708        2,785,677            250,082
                                                                   ----------         -------        ---------            -------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                             1,872,945       1,195,069          429,737            506,897
     Net Transfers Between Sub-accounts                             4,311,999       1,359,614          950,450            263,102
     Surrenders                                                    (1,306,101)     (1,293,951)        (485,015)          (428,869)
                                                                   ----------      ----------         --------           --------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                             4,878,843       1,260,732          895,172            341,130
                                                                    ---------       ---------          -------            -------

TOTAL INCREASE (DECREASE) IN NET ASSETS                            20,835,093       2,133,440        3,680,849            591,212
                                                                   ----------       ---------        ---------            -------

NET ASSETS:
     Beginning of Period                                            9,149,377       7,015,937        2,955,265          2,364,053
                                                                    ---------       ---------        ---------          ---------
     End of Period                                               $ 29,984,470     $ 9,149,377      $ 6,636,114        $ 2,955,265
                                                                 ============     ===========      ===========        ===========
----------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

----------------------------------------------------------------------------------------------------------------------------------
                                                                      AST - PIMCO                         AST - PIMCO
                                                                   Total Return Bond                 Limited Maturity Bond
----------------------------------------------------------------------------------------------------------------------------------
                                                              Year Ended        Year Ended       Year Ended        Year Ended
                                                             Dec. 31, 1999     Dec. 31, 1998   Dec. 31, 1999     Dec. 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                                   $ 846,419       $ 704,519        $ 375,073          $ 248,514
     Net Realized Gain (Loss)                                         689,402       1,234,006           34,498             15,452
     Net Unrealized Gain (Loss) On Investments                     (1,926,255)       (133,401)        (179,040)            50,321
                                                                   ----------        --------         --------             ------

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                              (390,434)      1,805,124          230,531            314,287
                                                                     --------       ---------          -------            -------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                             3,844,139       4,803,347        2,165,774          2,061,947
     Net Transfers Between Sub-accounts                            (3,243,469)      1,786,012        1,787,699            208,211
     Surrenders                                                    (3,238,340)     (4,228,468)      (1,348,942)          (830,225)
                                                                   ----------      ----------       ----------           --------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                            (2,637,670)      2,360,891        2,604,531          1,439,933
                                                                   ----------       ---------        ---------          ---------

TOTAL INCREASE (DECREASE) IN NET ASSETS                            (3,028,104)      4,166,015        2,835,062          1,754,220
                                                                   ----------       ---------        ---------          ---------

NET ASSETS:
     Beginning of Period                                           23,432,884      19,266,869        7,120,319          5,366,099
                                                                   ----------      ----------        ---------          ---------
     End of Period                                               $ 20,404,780    $ 23,432,884      $ 9,955,381        $ 7,120,319
                                                                 ============    ============      ===========        ===========
----------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

----------------------------------------------------------------------------------------------------------------------------------
                                                                     AST - INVESCO                     AST - Oppenheimer
                                                                     Equity Income                     Large-Cap Growth
----------------------------------------------------------------------------------------------------------------------------------
                                                              Year Ended        Year Ended       Year Ended        Year Ended
                                                             Dec. 31, 1999     Dec. 31, 1998   Dec. 31, 1999     Dec. 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                                    $ 53,994        $ 57,832        $ (17,389)         $ (17,124)
     Net Realized Gain (Loss)                                         685,700         593,352          828,761            (49,702)
     Net Unrealized Gain (Loss) On Investments                       (140,012)          8,338          110,183            764,461
                                                                     --------           -----          -------            -------

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                               599,682         659,522          921,555            697,635
                                                                      -------         -------          -------            -------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                             1,397,822         595,782          111,064            318,922
     Net Transfers Between Sub-accounts                              (758,436)        714,907           72,447            (67,002)
     Surrenders                                                    (1,114,719)       (735,890)        (315,431)          (380,798)
                                                                   ----------        --------         --------           --------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                              (475,333)        574,799         (131,920)          (128,878)
                                                                     --------         -------         --------           --------

TOTAL INCREASE (DECREASE) IN NET ASSETS                               124,349       1,234,321          789,635            568,757
                                                                      -------       ---------          -------            -------

NET ASSETS:
     Beginning of Period                                            6,290,094       5,055,773        3,052,035          2,483,278
                                                                    ---------       ---------        ---------          ---------
     End of Period                                                $ 6,414,443     $ 6,290,094      $ 3,841,670        $ 3,052,035
                                                                  ===========     ===========      ===========        ===========
----------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

----------------------------------------------------------------------------------------------------------------------------------
                                                                      AST - Janus                  AST - American Century
                                                                    Overseas Growth                   Strategic Balanced
----------------------------------------------------------------------------------------------------------------------------------
                                                              Year Ended       Jan. 3* Thru      Year Ended       Jan. 3* Thru
                                                             Dec. 31, 1999     Dec. 31, 1998   Dec. 31, 1999     Dec. 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                                   $ (94,406)      $ (25,336)        $ (1,093)            $ (575)
     Net Realized Gain (Loss)                                       4,353,951         449,421           95,767              8,792
     Net Unrealized Gain (Loss) On Investments                      6,664,095         437,263           13,297             27,898
                                                                    ---------         -------           ------             ------

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                            10,923,640         861,348          107,971             36,115
                                                                   ----------         -------          -------             ------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                             2,537,090       2,652,008          941,409            136,812
     Net Transfers Between Sub-accounts                             2,253,034       4,160,218          300,199             87,605
     Surrenders                                                    (1,890,002)       (528,659)        (846,372)              (661)
                                                                   ----------        --------         --------               ----

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                             2,900,122       6,283,567          395,236            223,756
                                                                    ---------       ---------          -------            -------

TOTAL INCREASE (DECREASE) IN NET ASSETS                            13,823,762       7,144,915          503,207            259,871
                                                                   ----------       ---------          -------            -------

NET ASSETS:
     Beginning of Period                                            9,922,349       2,777,434          301,730             41,859
                                                                    ---------       ---------          -------             ------
     End of Period                                               $ 23,746,111     $ 9,922,349        $ 804,937          $ 301,730
                                                                 ============     ===========        =========          =========
----------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

----------------------------------------------------------------------------------------------------------------------------------
                                                                AST - American Century                   AST - Marsico
                                                                 International Growth                   Capital Growth
----------------------------------------------------------------------------------------------------------------------------------
                                                              Year Ended       Jan. 3* Thru      Year Ended      Dec. 22* Thru
                                                             Dec. 31, 1999     Dec. 31, 1998   Dec. 31, 1999     Dec. 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                                   $ (11,387)       $ (5,631)       $ (89,174)         $ (26,615)
     Net Realized Gain (Loss)                                         500,219          87,568        3,228,695            141,435
     Net Unrealized Gain (Loss) On Investments                        539,717          48,469        3,638,211          1,080,415
                                                                      -------          ------        ---------          ---------

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                             1,028,549         130,406        6,777,732          1,195,235
                                                                    ---------         -------        ---------          ---------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                               444,882         377,389        3,613,439          2,354,874
     Net Transfers Between Sub-accounts                              (377,787)        567,929        1,787,725          7,364,349
     Surrenders                                                      (130,465)       (149,007)      (2,605,943)          (611,885)
                                                                     --------        --------       ----------           --------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                               (63,370)        796,311        2,795,221          9,107,338
                                                                      -------         -------        ---------          ---------

TOTAL INCREASE (DECREASE) IN NET ASSETS                               965,179         926,717        9,572,953         10,302,573
                                                                      -------         -------        ---------         ----------

NET ASSETS:
     Beginning of Period                                            1,427,079         500,362       10,432,871            130,298
                                                                    ---------         -------       ----------            -------
     End of Period                                                $ 2,392,258     $ 1,427,079     $ 20,005,824       $ 10,432,871
                                                                  ===========     ===========     ============       ============
----------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

----------------------------------------------------------------------------------------------------------------------------------
                                                            AST - Stein Roe                          AST - Cohen & Steers
                                                                Venture                                   Realty
----------------------------------------------------------------------------------------------------------------------------------
                                                              Year Ended       Dec. 22* Thru     Year Ended      Dec. 22* Thru
                                                             Dec. 31, 1999     Dec. 31, 1998   Dec. 31, 1999     Dec. 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                                       $ (78)         $ (152)        $ 17,944           $ (4,485)
     Net Realized Gain (Loss)                                          (1,911)           (688)          (7,263)           (92,142)
     Net Unrealized Gain (Loss) On Investments                           (525)            525          (32,517)           (51,637)
                                                                         ----             ---          -------            -------

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                                (2,514)           (315)         (21,836)          (148,264)
                                                                       ------            ----          -------           --------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                                     -           3,602          361,365            601,049
     Net Transfers Between Sub-accounts                               (55,358)         54,623        1,050,799            323,299
     Surrenders                                                           151            (189)        (185,901)           (10,918)
                                                                          ---            ----         --------            -------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                               (55,207)         58,036        1,226,263            913,430
                                                                      -------          ------        ---------            -------

TOTAL INCREASE (DECREASE) IN NET ASSETS                               (57,721)         57,721        1,204,427            765,166
                                                                      -------          ------        ---------            -------

NET ASSETS:
     Beginning of Period                                               57,721               -          765,166                  -
                                                                       ------                          -------
     End of Period                                                        $ -        $ 57,721      $ 1,969,593          $ 765,166
                                                                          ==         ========      ===========          =========
----------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

----------------------------------------------------------------------------------------------------------------------------------
                                                                  AST - Bankers Trust               AST                AST - MFS
                                                                    Enhanced 500                   Kemper Small Cap       Growth
----------------------------------------------------------------------------------------------------------------------------------
                                                              Year Ended       Dec. 22* Thru       Jan. 4* thru        Oct. 18* thru
                                                             Dec. 31, 1999     Dec. 31, 1998      Dec. 31, 1999        Dec. 31, 1999
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                                   $ (12,399)       $ (9,081)       $ (26,716)             $ (25)
     Net Realized Gain (Loss)                                         305,462         217,211        2,806,341                590
     Net Unrealized Gain (Loss) On Investments                        156,189          93,846        1,247,452              3,756
                                                                      -------          ------        ---------              -----

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                               449,252         301,976        4,027,077              4,321
                                                                      -------         -------        ---------              -----

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                               708,652         305,988          591,126             35,592
     Net Transfers Between Sub-accounts                               410,631       2,315,638        4,953,862             89,595
     Surrenders                                                      (379,630)       (101,100)        (153,506)           (10,356)
                                                                     --------        --------         --------            -------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                               739,653       2,520,526        5,391,482            114,831
                                                                      -------       ---------        ---------            -------

TOTAL INCREASE (DECREASE) IN NET ASSETS                             1,188,905       2,822,502        9,418,559            119,152
                                                                    ---------       ---------        ---------            -------

NET ASSETS:
     Beginning of Period                                            2,822,502               -                -                  -
                                                                    ---------
     End of Period                                                $ 4,011,407     $ 2,822,502      $ 9,418,559          $ 119,152
                                                                  ===========     ===========      ===========          =========
----------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

----------------------------------------------------------------------------------------------------------------------------------
                                                               AST - MFS         AST - MFS     INVESCO - VIF     INVESCO - VIF
                                                          Growth with Income   Global Equity     Technology    Financial Services
----------------------------------------------------------------------------------------------------------------------------------
                                                               Oct. 18* thru     Oct. 18* thru    Oct. 18* thru     Oct. 18* thru
                                                               Dec. 31, 1999     Dec. 31, 1999    Dec. 31, 1999     Dec. 31, 1999
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                                        $ (4)           $ (3)        $ (2,221)            $ (173)
     Net Realized Gain (Loss)                                              (2)              -          353,073             16,534
     Net Unrealized Gain (Loss) On Investments                            131             221          244,587                596
                                                                          ---             ---          -------                ---

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                                   125             218          595,439             16,957
                                                                          ---             ---          -------             ------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                                     -               -           68,418                  -
     Net Transfers Between Sub-accounts                                 3,900           2,126        1,439,619             27,669
     Surrenders                                                             -               -           (1,413)              (107)
                                                                                                        ------               ----

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                                 3,900           2,126        1,506,624             27,562
                                                                        -----           -----        ---------             ------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                 4,025           2,344        2,102,063             44,519
                                                                        -----           -----        ---------             ------

NET ASSETS:
     Beginning of Period                                                    -               -                -                  -
     End of Period                                                    $ 4,025         $ 2,344      $ 2,102,063           $ 44,519
                                                                      =======         =======      ===========           ========
----------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

----------------------------------------------------------------------------------------------------------------------------------
                                                             INVESCO - VIF       INVESCO - VIF           INVESCO - VIF
                                                          Telecommunications    Health Sciences            Dynamics
----------------------------------------------------------------------------------------------------------------------------------
                                                             Oct. 18* thru     Oct. 18* thru        Oct. 18* thru
                                                             Dec. 31, 1999     Dec. 31, 1999         Dec. 31, 1999
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                                    $ (1,915)         $ (130)          $ (215)
     Net Realized Gain (Loss)                                         208,257           2,339           21,816
     Net Unrealized Gain (Loss) On Investments                        204,992           1,542            8,583
                                                                      -------           -----            -----

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                               411,334           3,751           30,184
                                                                      -------           -----           ------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                                72,265               -              876
     Net Transfers Between Sub-accounts                             1,586,773          52,799          101,950
     Surrenders                                                        (1,849)           (157)             (14)
                                                                       ------            ----              ---

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                             1,657,189          52,642          102,812
                                                                    ---------          ------          -------

TOTAL INCREASE (DECREASE) IN NET ASSETS                             2,068,523          56,393          132,996
                                                                    ---------          ------          -------

NET ASSETS:
     Beginning of Period                                                    -               -                -
     End of Period                                                $ 2,068,523        $ 56,393        $ 132,996
                                                                  ===========        ========        =========
----------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

----------------------------------------------------------------------------------------------------------------------------------
                                                                  Montgomery Emerging                  WFVT Equity
                                                                        Markets                          Value
----------------------------------------------------------------------------------------------------------------------------------
                                                              Year Ended        Year Ended       Year Ended        Year Ended
                                                             Dec. 31, 1999     Dec. 31, 1998   Dec. 31, 1999     Dec. 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                                   $ (14,588)      $ (12,487)           $ 146               $ 34
     Net Realized Gain (Loss)                                         182,790      (1,237,688)          (1,750)               (71)
     Net Unrealized Gain (Loss) On Investments                        776,864          89,990            2,084                248
                                                                      -------          ------            -----                ---

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                               945,066      (1,160,185)             480                211
                                                                      -------      ----------              ---                ---

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                               347,111         324,428                -             17,863
     Net Transfers Between Sub-accounts                              (467,601)       (129,499)         194,707                606
     Surrenders                                                      (236,319)       (560,119)          (1,434)               (64)
                                                                     --------        --------           ------                ---

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                              (356,809)       (365,190)         193,273             18,405
                                                                     --------        --------          -------             ------

TOTAL INCREASE (DECREASE) IN NET ASSETS                               588,257      (1,525,375)         193,753             18,616
                                                                      -------      ----------          -------             ------

NET ASSETS:
     Beginning of Period                                            1,577,333       3,102,708           18,616                  -
                                                                    ---------       ---------           ------
     End of Period                                                $ 2,165,590     $ 1,577,333        $ 212,369           $ 18,616
                                                                  ===========     ===========        =========           ========
----------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

----------------------------------------------------------------------------------------------------------------------------------
                                                             ProFunds - VP     ProFunds - VP   ProFunds - VP         Rydex
                                                               Ultra OTC          Europe         Small Cap            Nova
----------------------------------------------------------------------------------------------------------------------------------
                                                             Oct. 18* thru     Oct. 18* thru   Oct. 18* thru      May 5* thru
                                                             Dec. 31, 1999     Dec. 31, 1999   Dec. 31, 1999     Dec. 31, 1999
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                                    $ (3,349)            (17)            $ (4)          $ (3,109)
     Net Realized Gain (Loss)                                         876,920           2,856              242             16,051
     Net Unrealized Gain (Loss) On Investments                      1,004,607             218                -             72,660
                                                                    ---------             ---                              ------

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                             1,878,178           3,057              238             85,602
                                                                    ---------           -----              ---             ------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                               153,196               -                -             80,533
     Net Transfers Between Sub-accounts                             2,448,009          (1,410)            (238)         1,735,304
     Surrenders                                                        (4,864)              -                -            (50,437)
                                                                       ------                                             -------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                             2,596,341          (1,410)            (238)         1,765,400
                                                                    ---------          ------             ----          ---------

TOTAL INCREASE (DECREASE) IN NET ASSETS                             4,474,519           1,647                -          1,851,002
                                                                    ---------           -----                           ---------

NET ASSETS:
     Beginning of Period                                                    -               0                -                  -
                                                                                            -
     End of Period                                                $ 4,474,519           1,647              $ -        $ 1,851,002
                                                                  ===========           =====              ==         ===========
----------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

--------------------------------------------------------------------------------
                                                        Rydex             Rydex
                                                        Ursa               OTC
--------------------------------------------------------------------------------
                                                   May 5* thru       May 5* thru
                                              Dec. 31, 1999        Dec. 31, 1999
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                       $ (5,528)      $ (8,134)
     Net Realized Gain (Loss)                           (333,551)       931,750
     Net Unrealized Gain (Loss) On Investments           (11,846)       370,161
                                                         -------        -------

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                 (350,925)     1,293,777
                                                        --------      ---------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                   58,959        172,238
     Net Transfers Between Sub-accounts                  721,755      1,358,209
     Surrenders                                          (57,770)      (143,363)
                                                         -------       --------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                  722,944      1,387,084
                                                         -------      ---------

TOTAL INCREASE (DECREASE) IN NET ASSETS                  372,019      2,680,861
                                                         -------      ---------

NET ASSETS:
     Beginning of Period                                       -              -
     End of Period                                     $ 372,019    $ 2,680,861
                                                       =========    ===========
--------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.
--------------------------------------------------------------------------------

American Skandia Life Assurance Corporation
Variable Account B - Class 2

Notes to Financial Statements
December 31, 1999

--------------------------------------------------------------------------------


1.   ORGANIZATION

     American Skandia Life Assurance Corporation Variable Account B - Class 2 (the "Account") is a separate investment account of American Skandia Life Assurance Corporation ("American Skandia" or "Company"). The Account is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust. The Account commenced operations December 16, 1993.

     As of December 31, 1999, the Account consisted of forty-nine sub-accounts. These financial statements report on funds offered in the Advisors Choice Annuity, Advisors Select Annuity, Advisors Design Annuity, Advisors
     Choice2000  Annuity,  the  Advisors  Select2000  Annuity  and the  Advisors
     Design2000 Annuity. Each of these sub-accounts invests only in a single corresponding portfolio of either The Alger American Fund, American Skandia Trust, Montgomery Variable Series, Wells Fargo Variable Trust, Rydex Variable Trust, Invesco Variable Funds, The ProFund VP, or Evergreen Variable Annuity Trust (the "Trusts"). Fred Alger Management, Inc. is the advisor for The Alger American Fund. American Skandia Investment Services, Incorporated, an affiliate, is the investment manager for American Skandia Trust, while AIM Capital Management Inc., Lord Abbett & Co., Janus Capital Corporation, J. P. Morgan Investment Management Inc., Neuberger Berman Management Incorporated, Federated Investment Counseling, T. Rowe Price Associates, Inc., Rowe Price-Fleming International, Inc., Founders Asset Management, LLC, Pacific Investment Management Company, INVESCO Funds Group Inc., OppenheimerFunds, Inc., American Century Investment Management, Inc., Marisco Capital Management LLC, Cohen and Steers Capital Management, Inc., Bankers Trust Company, Massachusetts Financial Services Co.. and Kemper Investments, Inc. are the sub-advisors. Montgomery Asset Management, LP is the investment advisor for the Montgomery Variable Series. Wells Fargo Bank N.A. is the investment manager for the Wells Fargo Variable Trust. Padco Advisors II, Inc. is the investment advisor for the Rydex Variable Trust. Invesco Funds Group, Inc. is the investment advisor for the Invesco Variable Investment Funds. ProFund Advisors LLC serves as the investment advisors for the ProFund VP. Evergreen Asset Management Corp. is the investment advisor for Evergreen VA Global Leader while Meridian Investment Company is the investment advisor for the Evergreen VA Special Equity Fund.

     The investment advisors are paid fees for their services by the respective Trusts. These products are marketed by American Skandia Marketing Inc., an affiliate.

     During 1999, the following sub-accounts incurred a name change: AST AIM International Equity (formerly AST Putnam International Equity); AST AIM Balanced (formerly AST Putnam Balanced); AST Janus Small Cap Growth (formerly AST Founders Capital Appreciation) and AST American Century Income & Growth (formerly AST Putnam Growth & Income).

2.   VALUATION OF INVESTMENTS

     The market value of the investments in the sub-accounts is based on the net asset values of the Trust shares held at the end of the current period. Transactions are accounted for on the trade date and dividend income is recognized on an accrual basis. Realized gains and losses on sales of investments are determined on a first-in first-out basis.

3.   ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.   INCOME TAXES

     American Skandia does not expect to incur any federal income tax liability on earnings or realized capital gains attributable to the Account. Therefore, no charges for federal income taxes are currently deducted from the Account. If American Skandia incurs income taxes attributable to the Account, or determines that such taxes will be incurred, it may make a charge for such taxes against the Account.

     Under current laws, American Skandia may incur state and local income taxes (in addition to premium tax) in several states. The Company does not anticipate that these will be significant. However, American Skandia may make charges to the Account in the event that the amount of these taxes changes.

5.   DIVERSIFICATION REQUIREMENTS

     Section 817(h) of the Internal Revenue Code provides that a variable annuity contract, in order to qualify as an annuity, must have an "adequately diversified" segregated asset account (including investments in a mutual fund by the segregated asset account of the insurance companies). If the diversification requirements under the Internal Revenue Code are not met and the annuity is not treated as an annuity, the taxpayer will be subject to income tax on the annual gain in the contract. The Treasury Department's regulations prescribe the diversification requirements for variable annuity contracts. The Company believes the underlying mutual fund portfolios complied with the terms of these regulations.

6.   CONTRACT CHARGES

     The following contract charges are paid to American Skandia, which provides administrative services to the Account:

     Mortality and Expense Risk Charges - Charged daily against the Account at an annual rate of .50% of the net assets.

     Administrative Fees - Charged daily against the Account at an annual rate of .15% of the net assets.

     Maintenance Fee - A maintenance fee equaling the lesser of $35 or 2% may be assessed against the year-end Account Value. This fee may be waived for cumulative premium greater than $50,000.

     Note: Prior to July 1, 1994, total annual expenses for the Account were 1.90%, including an investment allocation service charge of 1.00% and 0.90% for the combination of Mortality and Expense Risk Charges and Administrative Fees. Effective July 1, 1994, we ceased deducting the investment allocation service charge; total annual expenses were then 0.90%. Effective May 1, 1998, the combination of Mortality and Expense Risk Charges and Administrative Fees was further reduced to 0.65%.

7.   YEAR 2000 COMPLIANCE (UNAUDITED)

     The Company's computer support is provided by its affiliate American Skandia Information Services and Technology Corporation.

     The Company has experienced no significant errors or disruptions in computer service, interfaces with computer systems of investment manager, sub-advisors, third party administrators, vendors and other business partners on or after January 1, 2000.

     American Skandia engaged external information technology specialists to review the operating systems and internally developed software. The costs associated with these assessments and Year 2000 related remediation were allocated across the American Skandia Group. No cost was allocated to the Separate Accounts.

     American Skandia continues to review new and existing systems and has contingency plans in place as part of its Business Continuity Plan. The plan involves virtually all aspects of the business and will continue to be a focus of management beyond the Year 2000 event.






                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits:

(a) All financial statements are included in Parts A & B of this Registration Statement.

(b)      Exhibits are attached as indicated.

         (1) Copy of the resolution of the board of directors of Depositor authorizing the establishment of the Registrant for Separate Account B filed via EDGAR with Post-Effective Amendment No. 6 to Registration Statement No. 33-87010, filed March 2, 1998.

         (2) Not applicable. American Skandia Life Assurance Corporation maintains custody of all assets.

         (3) (a) Form of revised Principal Underwriting Agreement between American Skandia Life Assurance Corporation and American Skandia Marketing, Incorporated, formerly known as Skandia Life Equity Sales Corporation filed via EDGAR with Post-Effective Amendment No. 6 to Registration Statement No. 33-87010, filed March 2, 1998.

                  (b) Form of Revised Dealer Agreement being filed via EDGAR with Post-Effective Amendment No. 7 to Registration Statement No. 33-87010, filed April 27, 1998.

          (4) (a) Copy of the form of the Annuity filed via Edgar with Post-Effective Amendment No. 13 to Registration Statement No. 33-44436, filed April 29, 1997.


                  (b) Copy of Guaranteed Minimum Death Benefit Endorsement filed via EDGAR with Post-Effective Amendment No. 8 to Registration Statement No. 33-87010, filed April 26, 1999.

                  (c) Copy of Performance-related Benefits and First Year Credits Endorsement filed via EDGAR with Post- Effective Amendment No. 8 to Registration Statement No. 33-87010, filed April 26, 1999.


         (5) A copy of the application form used with the Annuity provided in response to (4) above (previously filed in Pre-Effective Amendment No. 1 to Registration Statement No. 33-56770, filed November 9, 1993). FILED VIA EDGAR with Post-Effective Amendment No. 2 to Registration Statement No. 333-08853, filed April 27, 1998.

         (6) (a) Copy of the certificate of incorporation of American Skandia Life Assurance Corporation filed via EDGAR with Post-Effective Amendment No. 6 to Registration Statement No. 33-87010, filed March 2, 1998.

                  (b) Copy of the By-Laws of American Skandia Life Assurance Corporation filed via EDGAR with Post-Effective Amendment No. 6 to Registration Statement No. 33-87010, filed March 2, 1998.

         (7)      Not applicable.

         (8)      Agreements between Depositor and:

                  (a) Neuberger&Berman Advisers Management Trust filed via EDGAR with Post-effective Amendment No. 4 to Registration Statement No. 33-87010, filed February 25, 1997.

                  (b)  The  Alger   American   Fund   filed   via   EDGAR   with
                  Post-Effective Amendment No. 6 to Registration Statement No. 33-87010, filed March 2, 1998.

                  (c) American Skandia Trust filed via EDGAR with Post-effective Amendment No. 4 to Registration Statement No. 33-87010, filed February 25, 1997 (At such time, what later became American Skandia Trust was known as the Henderson Global Asset Trust).

                  (d) The  Montgomery  Funds III filed via EDGAR in the  Initial
                  Registration   Statement   to   Registration   Statement   No.
                  333-08853, filed July 25, 1996.


                  (e) Rydex Variable Trust filed via EDGAR with Post-Effective Amendment No. 8 to Registration Statement No. 33-87010, filed April 26, 1999.

                  (f)   Evergreen   Variable   Annuity   filed  via  EDGAR  with
                  Post-Effective Amendment No. 9 to Registration Statement No. 33-87010.

                  (g) INVESCO Variable Investment Funds, Inc. filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 33-87010.

                  (h) ProFunds VP filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 33-87010.

         (9)      Opinion and consent of Counsel.                 FILED HEREWITH


         (10)     Consent of Ernst & Young LLP.                   FILED HEREWITH


         (11)     Not applicable.

         (12)     Not applicable.

         (13) Calculation of Performance Information for Advertisement of Performance filed via EDGAR in the Initial Registration Statement to this Registration Statement, filed July 25, 1996.

         (14)     Financial Data Schedule                         FILED HEREWITH

Item 25. Directors and Officers of the Depositor: The Directors and Officers of the Depositor are shown in Part A.



Item 26.  Persons  Controlled  by or Under Common  Control with the Depositor or
Registrant: The Depositor does not directly or indirectly control any person. The following persons are under common control with the Depositor by American Skandia Inc.:

         (1) American Skandia Information Services and Technology Corporation ("ASIST"): The organization is a general business corporation organized in the State of Delaware. Its primary purpose is to provide various types of business services to American Skandia Inc. and all of its subsidiaries including computer systems acquisition, development and maintenance, human resources acquisition, development and management, accounting and financial reporting services and general office services.


         (2) American Skandia Marketing, Incorporated ("ASM, Inc."): The organization is a general business corporation organized in the State of Delaware. It was formed primarily for the purpose of acting as a broker-dealer in securities. It acts as the principal "underwriter" of annuity contracts deemed to be securities, as required by the Securities and Exchange Commission, which insurance policies are to be issued by American Skandia Life Assurance Corporation. It provides securities law supervisory services in relation to the marketing of those products of American Skandia Life Assurance Corporation registered as securities. It also may act as the principal underwriter and/or provide securities law supervisory services in relation to marketing of other offerings, including certain public mutual funds. It also has the power to carry on a general financial, securities, distribution, advisory, or investment advisory business; to act as a general agent or broker for insurance companies and to render advisory, managerial, research and consulting services for maintaining and improving managerial efficiency and operation.

         (3)      American Skandia Investment Services,  Incorporated ("ASISI"):
                  The organization is a general business corporation organized in the state of Connecticut. The organization is authorized to provide investment service and investment management advice in connection with the purchasing, selling, holding or exchanging of securities or other assets to insurance companies, insurance-related companies, mutual funds or business trusts. Its primary role is expected to be as investment manager for certain mutual funds, including but not limited to funds to be made available primarily through the variable insurance products of American Skandia Life Assurance Corporation.

         (4) Skandia Vida: This subsidiary of American Skandia Life Assurance Corporation was organized in March, 1995, and began operations in July, 1995. It offers investment oriented life insurance products designed for long-term savings through independent banks and brokers. Currently, it is licensed for this type of business in Mexico.


Item 27. Number of Contract Owners: As of December 31, 1999 there were 2,907 owners of contracts.


Item 28. Indemnification: Under Section 33-320a of the Connecticut General Statutes, the Depositor must indemnify a director or officer against judgments, fines, penalties, amounts paid in settlement and reasonable expenses including attorneys' fees, for actions brought or threatened to be brought against him in his capacity as a director or officer when certain disinterested parties determine that he acted in good faith and in a manner he reasonably believed to be in the best interests of the Depositor. In any criminal action or proceeding, it also must be determined that the director or officer had no reason to believe his conduct was unlawful. The director or officer must also be indemnified when he is successful on the merits in the defense of a proceeding or in circumstances where a court determines that he is fairly and reasonable entitled to be indemnified, and the court approves the amount. In shareholder derivative suits, the director or officer must be finally adjudged not to have breached this duty to the Depositor or a court must determine that he is fairly and reasonably entitled to be indemnified and must approve the amount. In a claim based upon the director's or officer's purchase or sale of the Registrants' securities, the director or officer may obtain indemnification only if a court determines that, in view of all the circumstances, he is fairly and reasonably entitled to be indemnified and then for such amount as the court shall determine. The By-Laws of American Skandia Life Assurance Corporation ("ASLAC") also provide directors and officers with rights of indemnification, consistent with Connecticut Law.

The foregoing statements are subject to the provisions of Section 33-320a.


Directors and officers of ASLAC and ASM, Inc. can also be indemnified pursuant to indemnity agreements between each director and officer and American Skandia Inc., a corporation organized under the laws of the state of Delaware. The provisions of the indemnity agreement are governed by Section 45 of the General Corporation Law of the State of Delaware.


The directors and officers of ASLAC and ASM, Inc. are covered under a directors and officers liability insurance policy issued by an unaffiliated insurance company to Skandia Insurance Company Ltd., their ultimate parent. Such policy will reimburse ASLAC or ASM, Inc., as applicable, for any payments that it shall make to directors and officers pursuant to law and, subject to certain exclusions contained in the policy, will pay any other costs, charges and expenses, settlements and judgments arising from any proceeding involving any director or officer of ASLAC or ASM, Inc., as applicable, in his or her past or present capacity as such.

               Registrant hereby undertakes as follows: Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, unless in the opinion of Registrant's counsel the matter has been settled by controlling precedent, Registrant will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 29.  Principal Underwriters:

(a) At present, ASM, Inc. acts as principal underwriter only for annuities to be issued by ASLAC.

(b)  Directors and officers of ASM, Inc.

Name and Principal Business Address                                               Position and Offices with Underwriter
-----------------------------------                                               -------------------------------------

Patricia J. Abram                                                                 Senior Vice President and National
American Skandia Life Assurance Corporation                                       Sales Manager, Variable Life
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Kimberly Anderson                                                                 Vice President, National Sales
American Skandia Life Assurance Corporation                                       Manager/Qualified Plans
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Gordon C. Boronow                                                                 Deputy Chief Executive Officer
American Skandia Life Assurance Corporation                                       and Director
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Robert Brinkman                                                                   Senior Vice President,
American Skandia Life Assurance Corporation                                       National Sales Manager
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Jan R. Carendi                                                                    Chairman of the Board
American Skandia Life Assurance Corporation                                       of Directors and
One Corporate Drive, P.O. Box 883                                                 Chief Executive Officer
Shelton, Connecticut  06484-0883

Y.K. Chan                                                                         Senior Vice President and
American Skandia Life Assurance Corporation                                       Chief Information Officer
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Kathleen A. Chapman                                                               Assistant Corporate Secretary
American Skandia Life Assurance Corporation
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Lucinda C. Ciccarello                                                             Vice President, Mutual Funds
American Skandia Life Assurance Corporation
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Wade A. Dokken                                                                    President and Deputy Chief
American Skandia Life Assurance Corporation                                       Executive Officer and
One Corporate Drive, P.O. Box 883                                                 Director
Shelton, Connecticut  06484-0883

Ian Kennedy                                                                       Senior Vice President,
American Skandia Life Assurance Corporation                                       Customer Service
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

T. Richard Kennedy                                                                General Counsel
American Skandia Life Assurance Corporation
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

N. David Kuperstock                                                               Vice President, Product Development
American Skandia Life Assurance Corporation                                       and Director
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Thomas M. Mazzaferro                                                              Executive Vice President,
American Skandia Life Assurance Corporation                                       Chief Financial Officer
One Corporate Drive, P.O. Box 883                                                 and Director
Shelton, Connecticut  06484-0883

Eileen S. McCann                                                                  Vice President,
American Skandia Life Assurance Corporation                                       Key Accounts Marketing
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

David R. Monroe                                                                   Senior Vice President,
American Skandia Life Assurance Corporation                                       Treasurer and
One Corporate Drive, P.O. Box 883                                                 Corporate Controller
Shelton, Connecticut  06484-0883

Michael A. Murray                                                                 Vice President,
American Skandia Life Assurance Corporation                                       National Sales Manager/
One Corporate Drive, P.O. Box 883                                                 American Skandia Advisor Funds
Shelton, Connecticut  06484-0883

Brian O'Connor                                                                    Vice President, National Sales
American Skandia Life Assurance Corporation                                       Manager, Internal Wholesaling
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

M. Priscilla Pannell                                                              Corporate Secretary
American Skandia Life Assurance Corporation
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Kathleen A. Pritchard                                                             Vice President,
American Skandia Life Assurance Corporation                                       National Key Accounts/
One Corporate Drive, P.O. Box 883                                                 Financial Institutions
Shelton, Connecticut  06484-0883

Hayward L. Sawyer                                                                 Executive Vice President,
American Skandia Life Assurance Corporation                                       National Sales Manager
One Corporate Drive, P.O. Box 883                                                 and Director
Shelton, Connecticut  06484-0883

Anders O. Soderstrom                                                              Executive Vice President
American Skandia Life Assurance Corporation
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Leslie S. Sutherland                                                              Vice President,
American Skandia Life Assurance Corporation                                       National Key Accounts Manager
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Amanda C. Sutyak                                                                  Vice President
American Skandia Life Assurance Corporation
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Christian A. Thwaites                                                             Senior Vice President,
American Skandia Life Assurance Corporation                                       National Marketing Director
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Mary Toumpas                                                                      Vice President and
American Skandia Life Assurance Corporation                                       Compliance Director
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Bayard F. Tracy                                                                   Senior Vice President,
American Skandia Life Assurance Corporation                                       National Sales Manager and
One Corporate Drive, P.O. Box 883                                                 Director
Shelton, Connecticut  06484-0883

Deborah G. Ullman                                                                 Senior Vice President and
American Skandia Life Assurance Corporation                                       Chief Operating Officer,
One Corporate Drive, P.O. Box 883                                                 Finance and Business Operations
Shelton, Connecticut  06484-0883                                                  and Director



Item 30. Location of Accounts and Records: Accounts and records are maintained by ASLAC at its principal office in Shelton, Connecticut.

Item 31.  Management Services:  None

Item 32.  Undertakings:

(a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the annuity contracts may be accepted and allocated to the Sub-accounts of Separate Account B.

(b) Registrant hereby undertakes to include either (1) as part of any enrollment form or application to purchase a contract offered by the prospectus, a space that an applicant or enrollee can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(d) American Skandia Life Assurance Corporation ("Depositor") hereby represents that the aggregate fees and charges under the annuity contracts are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Depositor.

(e) With respect to the restrictions on withdrawals for Texas Optional Retirement Programs and Section 403(b) plans, we are relying upon: 1) a no-action letter dated November 28, 1988 from the staff of the Securities and Exchange Commission to the American Council of Life Insurance with respect to annuities issued under Section 403(b) of the code, the requirements of which have been complied with by us; and 2) Rule 6c-7 under the 1940 Act with respect to annuities made available through the Texas Optional Retirement Program, the requirements of which have been complied with by us.


                                    EXHIBITS

         As noted in Item 24(b), various exhibits are incorporated by reference or are not applicable. The exhibits included are as follows:


         No. 9    Opinion and consent of Counsel

         No. 10   Consent of Ernst & Young LLP

         No. 14   Financial Data Schedule




                                   SIGNATURES

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of the Registration Statement and has duly caused this Registration Statement to be signed on its behalf, in the Town of Shelton and State of Connecticut, on this the day of April 26, 2000.

         AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                             (CLASS 2 SUB-ACCOUNTS)
                                   Registrant

                 By: American Skandia Life Assurance Corporation

By:/s/ Kathleen A. Chapman                        Attest:/s/ Scott K. Richardson
Kathleen A. Chapman, Assistant Corporate Secretary           Scott K. Richardson

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                    Depositor

By:/s/ Kathleen A. Chapman                       Attest:/s/  Scott K. Richardson
Kathleen A. Chapman, Assistant Corporate Secretary           Scott K. Richardson


As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

           Signature                            Title                                       Date
                                              (Principal Executive Officer)

           Jan R. Carendi*                  Chief Executive Officer,                 April 26, 2000
           Jan R. Carendi                   Chairman of the Board and Director

                                              (Principal Financial Officer)


       /s/ Thomas M. Mazzaferro                Executive Vice President and          April 26, 2000
             Thomas M. Mazzaferro              Chief Financial Officer

                                             (Principal Accounting Officer)

       /s/ David R. Monroe              Senior Vice President, Treasurer             April 26, 2000
            David R. Monroe             and Corporate Controller

                                                         (Board of Directors)


          Jan. R. Carendi*                  Gordon C. Boronow*                         Malcolm M. Campbell*
           Jan. R. Carendi                   Gordon C. Boronow                          Malcolm M. Campbell

         Henrik Danckwardt*                  Amanda C. Sutyak*                            Wade A. Dokken*
          Henrik Danckwardt                  Amanda C. Sutyak                             Wade A. Dokken

       Thomas M. Mazzaferro*                Gunnar Moberg*                            Bayard F. Tracy*
        Thomas M. Mazzaferro                   Gunnar Moberg                              Bayard F. Tracy

       Anders Soderstrom*                   C. Ake Svensson*                          Lincoln R. Collins*
        Anders Soderstrom                     C. Ake Svensson                           Lincoln R. Collins

       T. Richard Kennedy**                 Brett M. Winson**
       --------------------                 -----------------
        T. Richard Kennedy                    Brett M. Winson


                         */**By: /s/Kathleen A. Chapman
                           ---------------------------
                               Kathleen A. Chapman

*Pursuant to Powers of Attorney  filed with Initial Registration Statement No. 333-25733
**Pursuant to Power of Attorney filed with Post-Effective Amendment No. 4 to Registration Statement No. 333-25733